SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(6)(2)
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Under Rule 14A-12

                          UNITED COMMUNITY BANKS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules  14a-6(i)(1)(4)  and
          0-11.

         (1) Title of each class of securities to which transaction applies:________________________

         (2) Aggregate number of class of securities to which transaction applies:________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)      Amount Previously Paid:_______________________________________
      2)      Form, Schedule or Registration Statement No.:_________________
      3)      Filing Party:_________________________________________________
      4)      Date Filed:___________________________________________________

                          UNITED COMMUNITY BANKS, INC.
                               POST OFFICE BOX 398
                                 63 HIGHWAY 515
                         BLAIRSVILLE, GEORGIA 30512-2569

                                                                  June __, 2000

Dear Shareholder of United Community Banks, Inc.:

     It is my pleasure to invite you to attend the annual meeting of shareholders of United Community Banks, Inc. which will be held at 2:00 p.m. on June __, 2000 at The Brasstown Valley Resort, Highway 515, Young Harris, Georgia. Shareholders of record as of May 15, 2000 are entitled to vote at the meeting.

     The following proposals are to be presented at the annual meeting: (i) to elect 12 directors of United; (ii) to approve United's 2000 Key Employee Stock Option Plan; (iii) to approve an amendment to United's Restated Articles of Incorporation to increase the number of authorized shares of United common stock from 10,000,000 to 50,000,000; and (iv) to transact such other business as may properly come before the annual meeting.

     I urge you to read the accompanying proxy statement which provides specific information concerning the proposals to be presented at the annual meeting. The proposals listed above have been unanimously approved by your board of directors and are recommended by the board for your approval.

     APPROVAL OF THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF UNITED COMMON STOCK ENTITLED TO VOTE AT THE MEETING. CONSEQUENTLY, A FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE AMENDMENT TO THE RESTATED ARTICLES OF
INCORPORATION. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE UNITED COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE OTHER PROPOSALS. IF YOU HAVE ANY QUESTIONS CONCERNING THE DELIVERY OF THE ENCLOSED PROXY CARD, PLEASE CALL CHRIS BLEDSOE AT (706) 745-2151.

     Whether or not you are able to attend the meeting, please mark, sign, and return the proxy card. If you do attend the meeting and would like to vote in person, you may do so even if you already sent in a proxy card.

     On behalf of the directors, officers, and employees of United Community Banks, Inc., I want to thank you for your continued support.

                                   Sincerely,


                                   Jimmy C. Tallent,
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          UNITED COMMUNITY BANKS, INC.
                                 63 HIGHWAY 515
                               POST OFFICE BOX 398
                           BLAIRSVILLE, GEORGIA 30514

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         OF UNITED COMMUNITY BANKS, INC.
               ---------------------------------------------------

                           TO BE HELD ON JUNE __, 2000

         The annual meeting of shareholders of United Community Banks, Inc. will be held on June __, 2000 at 2:00 p.m. at The Brasstown Valley Resort, Highway 515, Young Harris, Georgia, for the following purposes:

         1. To elect 12 directors to constitute the board of directors to serve until the next annual meeting and until their successors are elected and qualified;

         2. To consider a proposal to approve the 2000 Key Employee Stock Option Plan;

         3. To consider a proposal to amend the United Restated Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 50,000,000 shares; and

         4. To consider and act upon any other matters that may properly come before the meeting and any adjournment thereof.

         Only shareholders of record at the close of business on May 15, 2000 will be entitled to notice of, and to vote at, the meeting.

         Enclosed are a proxy statement and a proxy solicited by the board of directors. Please sign, date, and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

                                        By Order of the Board of Directors,


                                        Jimmy C. Tallent,
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
June ___, 2000
Blairsville, Georgia


    -----------------------------------------------------------------------
    |    PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT    |
    |    YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND.    |
    |----------------------------------------------------------------------

                                                      TABLE OF CONTENTS

Section                                                                                                               Page No.
-------                                                                                                               --------
Summary Term Sheet.......................................................................................................iv

Where You Can Find More Information......................................................................................iv

Incorporation of Certain Documents by Reference...........................................................................v

A Warning about Forward Looking Statements................................................................................v

The Annual Meeting........................................................................................................1

Security Ownership of Certain Beneficial Owners and Management............................................................2

Nomination and Election of Directors......................................................................................3

Information about Nominees for Director...................................................................................4

Executive Compensation....................................................................................................5

Compensation of Directors.................................................................................................6


Joint Report on Executive Compensation....................................................................................8


Shareholder Return Performance Graph.....................................................................................10

Meetings and Committees of the Board of Directors........................................................................11

Approval of the 2000 Key Employee Stock Option Plan......................................................................12

Summary of the 2000 Key Employee Stock Option Plan.......................................................................12

                                                             i



Approval to Amend the Restated Articles of Incorporation to Increase the Number of Authorized Shares of
     Common Stock of United..............................................................................................16

   Purpose of Authorizing Additional Common Stock........................................................................16

   Effect of Proposal....................................................................................................16

   Vote Required For Approval............................................................................................16

Information about United Community Banks, Inc............................................................................17

   Description of Business...............................................................................................17

   United's Management's Discussion and Analysis of Financial Condition and Results of Operations........................27

Comparative Share Data...................................................................................................61

Summary Consolidated Financial Information...............................................................................62

Pro Forma Selected Financial Data........................................................................................65

The Proposed North Point Merger..........................................................................................67

   Background of the Merger..............................................................................................67

   The Agreement and Plan of Reorganization and the Agreement and Plan of Merger Between United and North Point..........67

   Expenses..............................................................................................................68

   Accounting Treatment..................................................................................................69

   Regulatory Approvals..................................................................................................69

Information about North Point Bancshares, Inc............................................................................70

   Description of Business...............................................................................................70

                                                             ii

   Voting Securities and Principal Shareholders..........................................................................70

North Point's Management's Discussion and Analysis of Financial Condition and Results of Operations......................71

The Proposed Independent Merger..........................................................................................84

   Background of and Reasons for the Merger..............................................................................84

   The Agreement and Plan of Reorganization and the Agreement and Plan of Merger Between United and Independent..........85

   Expenses..............................................................................................................86

   Accounting Treatment..................................................................................................86

   Regulatory Approvals..................................................................................................86

Information about Independent Bancshares, Inc............................................................................87

   Description of Business...............................................................................................87

   Voting Securities and Principal Shareholders..........................................................................88

Independent's Management's Discussion and Analysis of Financial Condition and Results of Operations......................89

Pro Forma Consolidated Financial Information............................................................................102

Information Concerning United's Accountants.............................................................................110

Shareholder Proposals by United Shareholders............................................................................110

Report on Form 10-K.....................................................................................................110

Experts for United, North Point, and Independent........................................................................110

Other Matters That May Come Before the Meeting..........................................................................110

Index to Financial Data.................................................................................................F-1

Appendix A: United Community Banks, Inc. 2000 Key Employee Stock Option Plan............................................A-1

Appendix B: Amendment to Articles of Incorporation......................................................................B-1

                               SUMMARY TERM SHEET

         The following description is a summary of the material terms of the proposed mergers and is qualified in its entirety by reference to the description of the proposed mergers of North Point Bancshares, Inc. and Independent Bancshares, Inc. into United beginning in this proxy statement on page ___ for North Point and page ___ for Independent as well as the Agreement and Plan of Reorganization for the North Point Merger included as Exhibit 2.1 to United's registration statement on Form S-4, File Number 333-________, filed with the SEC on _______________, and the Agreement and Plan of Reorganization for the North Point Merger included as Exhibit 2.1 to United's registration statement on Form S-4, File Number 333-__________, filed with the SEC on ________________, 2000.

THE NORTH POINT MERGER

o If the merger of North Point and United is approved, North Point will be merged with United, United will remain as the surviving company, and Dawson County Bank will become a subsidiary of United.
o As a result of the merger, North Point shareholders will receive 2.2368 shares of United common stock for each share of North Point common stock that they own for an aggregate of 958,211 shares of United stock.
o The merger must be approved by the holders of a majority of the North Point common stock.
o The approval of the Board of Governors of the Federal Reserve System, and the Department of Banking and Finance of the State of Georgia has been received.
o A condition to the closing of the merger is the approval by United shareholders of the increase in United's authorized common stock from 10,000,000 to 50,000,000 shares.
o We expect the merger to be accounted for as a pooling of interests, which means that we will treat North Point and United as if they had always been combined for accounting and financial reporting purposes.

THE INDEPENDENT MERGER

o If the merger of Independent and United is approved, Independent will be merged with United, United will remain as the surviving company, and Independent Bank & Trust will become a subsidiary of United.
o As a result of the merger, Independent shareholders will receive 0.4211 shares of United common stock for each share of Independent common stock that they own for an aggregate of 870,595 shares of United stock.
o The merger must be approved by the holders of a majority of the Independent common stock.
o The approval of the Board of Governors of the Federal Reserve System, and the Department of Banking and Finance of the State of Georgia has been received.
o A condition to the closing of the merger is the approval by United shareholders of the increase in United's authorized common stock from 10,000,000 to 50,000,000 shares.
o We expect the merger to be accounted for as a pooling of interests, which means that we will treat Independent and United as if they had always been combined for accounting and financial reporting purposes.

                       WHERE YOU CAN FIND MORE INFORMATION


         United is subject to the information requirements of the Securities Exchange Act of 1934, which means that United is required to file reports, proxy statements, and other information that you can read and copy at the Public Reference Section of the Securities and Exchange Commission (the "SEC") at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may also obtain copies of the reports, proxy statements, and other information from the Public Reference Section of the SEC, at prescribed rates, by calling 1-800-SEC-0330 or by visiting the SEC's Website at http://www.sec.gov.

                   A WARNING ABOUT FORWARD LOOKING STATEMENTS

         We have made forward-looking statements in this proxy statement (and in other documents to which we refer in this proxy statement) that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of United's management and on information currently available to members of management. Forward-looking statements include information concerning possible or assumed future results of operations of United. Factors that could cause actual results to differ from results discussed in forward-looking statements include:

         1. economic conditions (both generally and in the markets where United operates);
         2.       competition  from  other  companies  that  provide   financial
                  services similar to those offered by United;
         3.       government regulation and legislation;
         4.       changes in interest rates; and
         5. unexpected changes in the financial stability and liquidity of United's credit customers.

         Although we believe these forward-looking statements are reasonable, you should not place undue reliance on them because they are based on current expectations. Forward-looking statements are not guarantees of performance; rather, they involve risks, uncertainties, and assumptions. The future results and shareholder values of United following completion of the mergers of North Point and Independent into United may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond United's ability to control or predict. For those statements, United claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                               THE ANNUAL MEETING

         This proxy statement is furnished in connection with the solicitation of proxies by United's board of directors for use at the annual meeting of United shareholders to be held on June __, 2000, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by United. Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of shares of United's common stock, and normal handling charges may be paid for such forwarding services. In addition to solicitations by mail, directors and employees of United may solicit proxies in person or by telephone. It is anticipated that this proxy statement and the accompanying proxy will first be mailed to shareholders on June __, 2000.

         At the meeting, United's shareholders will elect 12 directors who will serve a one-year term that will expire at the next annual meeting when their successors are elected and qualified, will vote upon the 2000 Key Employee Stock Option Plan, and will vote upon an amendment to United's Restated Articles of Incorporation to increase the authorized common stock of United.

         The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on May 15, 2000. On that date, United had outstanding and entitled to vote 8,035,868 shares of common stock, par value $1.00 per share, with each shareholder entitled to one vote per share.

         Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked before the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of United. If the proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the proxy is returned but no choices are indicated, it will be voted for (i) all the persons named below under the caption "Information about Nominees for Director"; (ii) the approval of the 2000 Key Employee Stock Option Plan; and (iii) the approval of the amendment to the Restated Articles of Incorporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of May 1, 2000 the beneficial ownership of United's common stock by each director or nominee, by each named executive officer, and by all directors and officers as a group. As of May 1, 2000, there were no "persons" (as that term is defined by the SEC) known by United to be the beneficial owner of more than five percent of United's common stock other than indicated in the table below. The outstanding percentages of common stock as of May 1, 2000 are based on 8,442,990 shares of common stock, including 140,000 shares deemed outstanding pursuant to United's prime plus 1/4% Convertible Subordinated Payable-in-Kind Debentures due December 31, 2006 and presently exercisable options to acquire 267,122 shares. Unless otherwise indicated, the address of each beneficial owner of more than five percent of United's common stock is 63 Highway 515, Blairsville, Georgia 30512.


SHAREHOLDER                                                  NUMBER OF SHARES OWNED BENEFICIALLY       PERCENT OF CLASS
Jimmy C. Tallent                                                         166,036<F1>                        1.97%
Billy M. Decker                                                          138,122<F2>                        1.64%
Thomas C. Gilliland                                                      183,931<F3>                        2.18%
Robert H. Blalock                                                         41,260<F4>                        0.49%
Robert L. Head, Jr.                                                      672,743<F5>                        7.97%
Charles E. Hill                                                          156,332<F6>                        1.85%
Hoyt O. Holloway                                                          48,085<F7>                        0.57%
Deral P. Horne                                                            25,000<F8>                        0.30%
John R. Martin                                                            57,633                            0.68%
Clarence W. Mason, Sr.                                                    30,382<F9>                        0.36%
Zell B. Miller                                                             1,000                            0.01%
W.C. Nelson, Jr.                                                         672,622<F10>                       7.97%
Charles E. Parks                                                         102,259<F11>                       1.21%
Tim Wallis                                                                53,829                            0.64%
Christopher J. Bledsoe                                                   23,633<F12>                        0.28%
Guy W. Freeman                                                           41,018<F13>                        0.49%
All Directors and Executive Officers (19 persons)                       2,418,635<F14>                     28.65%
------------------------

<F1>  Includes  10,000  shares  beneficially  owned by Mr.  Tallent  pursuant to debentures and 37,000 shares beneficially owned pursuant to stock options exercisable within 60 days of May 1, 2000.
<F2>  Includes  10,000  shares  beneficially  owned by Mr.  Decker  pursuant  to debentures and 13,600 shares beneficially owned pursuant to stock options exercisable within 60 days of May 1, 2000. Does not include 9,613 shares owned by Mr. Decker's wife, for which he disclaims beneficial ownership.
<F3>  Includes 6,270 shares beneficially owned by Mr. Gilliland as custodian for his children, 10,000 shares beneficially owned pursuant to debentures, and 23,000 shares beneficially owned pursuant to stock options exercisable within 60 days of May 1, 2000.
<F4>  Includes 80 shares owned by Mr. Blalock's minor children and 30,993 shares owned by Blalock Insurance Agency, Inc., a company owned by Mr. Blalock.
<F5>  Includes 96,555 shares  beneficially  owned by a trust over which Mr. Head has voting power and 10,000 shares owned pursuant to debentures. Does not include 18,465 shares owned by Mr. Head's wife, for which he disclaims beneficial ownership.
<F6>  Includes  10,000  shares  beneficially  owned  by  Mr.  Hill  pursuant  to debentures. Does not include 77,455 shares owned by Mr. Hill's wife, for which he disclaims beneficial ownership.
<F7>  Includes  10,000 shares  beneficially  owned  pursuant to  debentures  and
      35,565 shares beneficially owned by Holloway Motors, Inc., a company Mr. Holloway owns; but not 485 shares Mr. Holloway's wife owns, for which he disclaims beneficial ownership.

<F8>  Includes  10,000  shares  beneficially  owned  by Mr.  Horne  pursuant  to debentures. Does not include 1,920 shares owned by Mr. Horne's wife, for which he disclaims beneficial interest.
<F9>  Includes  10,000  shares  beneficially  owned  by Mr.  Mason  pursuant  to debentures. Does not include 16,958 shares owned by Mr. Mason's wife, for which he disclaims beneficial ownership.
<F10> Includes 11,250 shares beneficially owned by a trust over which Mr. Nelson has voting power and 10,000 shares owned pursuant to debentures. Does not include 15,005 shares owned by Mr. Nelson's wife, for which he disclaims beneficial ownership.
<F11> Includes  10,000  shares  beneficially  owned  by Mr.  Parks  pursuant  to debentures.
<F12> Includes  6,000  shares  beneficially  owned by Mr.  Bledsoe  pursuant  to debentures and 10,500 shares beneficially owned pursuant to stock options exercisable within 60 days of May 1, 2000.
<F13> Includes  6,000  shares  beneficially  owned by Mr.  Freeman  pursuant  to debentures and 21,500 shares beneficially owned pursuant to stock options exercisable within 60 days of May 1, 2000.
<F14> Includes  110,600  shares  beneficially  owned  pursuant to stock  options exercisable within 60 days of May 1, 2000, and 112,000 shares beneficially owned pursuant to debentures.

                                       2

                      NOMINATION AND ELECTION OF DIRECTORS

                                 (PROPOSAL ONE)

         The Bylaws of United provide that the number of directors may range from eight to fourteen directors. The board of directors of United has set the number of directors at twelve. The number of directors may be increased or decreased from the foregoing from time to time by the board of directors by amendment of the bylaws, but no decrease shall have the effect of shortening the term of an incumbent director. The terms of office for directors continue until the next annual meeting and until their successors are elected and qualified.

         During 1999, P. Deral Horne reached the mandatory retirement age as established in the bylaws and, accordingly, will not stand for re-election. John
R. Martin will not stand for re-election and Robert H. Blalock is being proposed to serve in his stead. In addition, in December of 1999, the board of directors elected Tim Wallis as a director. Mr. Wallis previously served as a director of 1st Floyd Bankshares, which was acquired by United in 1999.

         Each proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the proxy will be voted for the election of the nominees named below to constitute the entire board of directors. If any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the board of directors as a substitute nominee, but in no event will the proxy be voted for more than 12 nominees. Management of United has no reason to believe that any nominee will not serve if elected. All of the nominees, with the exception of Robert H. Blalock, are currently directors of United.

         Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy. An abstention or a broker non-vote would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

              THE BOARD OF DIRECTORS OF UNITED UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES.

                     INFORMATION ABOUT NOMINEES FOR DIRECTOR

         The following information as of May 1, 2000 has been furnished by the respective nominees for director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.


                                                                                                                    Director of
       Name (Age)                                     Information About Nominee                                     United Since
       ----------                                     -------------------------                                     ------------

Jimmy C. Tallent (47)            President and Chief Executive Officer of United                                         1987

Robert H. Blalock (52)           Owner of Blalock Insurance Agency, Inc., Clayton, Georgia                             Nominee

Billy M. Decker (56)             Senior Vice President and Secretary of United                                           1988

Thomas C. Gilliland (52)         Executive Vice President of United and President of Peoples Bank of Fannin County       1992

Robert L. Head, Jr. (61)         Chairman  of the  Board  of  Directors  of  United;  Owner  of Head  Construction       1988
                                   Company,  Head-Westgate Corp., a commercial  construction company, and Mountain
                                   Building Supply, Blairsville, Georgia

Charles E. Hill (62)             Retired Director of Pharmacy at Union General Hospital, Blairsville, Georgia            1988

Hoyt O. Holloway (59)            Owner of H&H Farms, a poultry farm, Blue Ridge, Georgia                                 1993

Clarence W. Mason, Sr. (64)      Owner of Mason Lawn and Garden, Blue Ridge, Georgia                                     1992

Zell B. Miller (68)              Governor  of  Georgia  from  1991 to 1999;  director  of Post  Properties,  Inc.,       1999
                                   Georgia Power Company, and Gray Communications, Inc.

W. C. Nelson, Jr. (57)           Vice  Chairman  of  the  Board  of  United;  Owner  of  Nelson  Tractor  Company,       1988
                                   Blairsville, Georgia

Charles E. Parks (69)            Former Owner of Parks Lumber Co., Murrayville, Georgia                                  1997

Tim Wallis (48)                  Owner of Wallis Printing Co., Rome, Georgia                                             1999

=============================================================================================================================

         There are no  family  relationships  between  any  director,  executive officer, or nominee for director of United or any of its subsidiaries.

=============================================================================================================================

                             EXECUTIVE COMPENSATION

         The following table provides information regarding the compensation paid or accrued by United and its subsidiaries for the fiscal years ended December 31, 1997, 1998, and 1999, to or on behalf of the Chief Executive Officer and the four other most highly compensated executive officers. These individuals are referred to in this proxy statement as "named executive officers."

                                                          Annual Compensation                         Long-Term Compensation
                                          -----------------------------------------------    ----------------------------
                                                                                                 Securities         All
       Name and Principal Offices                                                                Underlying        Other
             HELD DURING 1999               Year        Salary        Bonus       Other           Options       Compensation
       --------------------------         --------    ----------    --------    ---------       ------------  ---------------

Jimmy C. Tallent........................    1999      $236,500      $150,000    $ 45,100<F1>        8,750       $ 21,111<F2>
     President and Chief Executive          1998      $231,125      $100,000    $ 36,900<F1>        8,750       $ 29,118
     Officer of United                      1997      $215,000      $ 90,000    $ 32,875<F1>        8,750       $ 27,058

Thomas C. Gilliland.....................    1999      $167,500      $ 55,000    $  9,400<F1>        5,250       $ 10,250<F3>
     President and Chief Executive          1998      $165,000      $ 45,000    $  5,400<F1>        5,250       $  8,250
     Officer of Peoples Bank of Fannin      1997      $157,500      $ 42,500    $  5,400<F1>        5,250       $ 13,388
     County; Executive Vice President
     of United

Guy W. Freeman..........................    1999      $165,000      $ 75,000    $  7,300<F1>        4,000       $ 10,430<F3>
     President and Chief Executive          1998      $158,550      $ 50,000    $  7,300<F1>        4,000       $ 19,343
     Officer of Carolina Community          1997      $139,200      $ 40,000    $  7,000<F1>       10,000       $ 16,892
     Bank; Senior Vice President of
     United

Billy M. Decker.........................    1999      $122,700      $ 32,000    $ 18,600<F1>        2,000       $  9,900<F3>
     Senior Vice President and              1998      $121,450      $ 30,000    $ 18,600<F1>        2,500       $ 14,817
     Secretary of United                    1997      $117,700      $ 30,000    $ 18,600<F1>        3,500       $ 14,359

Christopher J. Bledsoe..................    1999      $120,000      $ 35,000         --             3,500       $ 10,625<F4>
     Senior Vice President and Chief        1998      $116,250      $ 27,500         --             3,500       $ 14,183
     Financial Officer of United            1997      $102,500      $ 25,000         --             3,500       $ 12,505
----------

<F1>     Directors'  fees for service on United's bank  subsidiaries'  boards of directors. Other perquisites do not meet the SEC threshold for disclosure, which is the lesser of $50,000 or 10% of the total salary and bonus for any named executive.
<F2>     Represents a contribution by United of $21,285 on behalf of Mr. Tallent to United's Profit Sharing Plan and insurance premiums of $1,008 paid by United on behalf of Mr. Tallent on a life insurance policy.
<F3>     Represents  United's  contribution on behalf of the named individual to
         United's Profit Sharing Plan.


         United has never granted restricted stock, stock appreciation rights, or similar awards to any of its present or past executive officers, other than awards of stock options under the 1995 United Community Banks, Inc. Key Employee Stock Option Plan. Proposal Two of this proxy statement is for consideration of the 2000 Key Employee Stock Option Plan which will provide for grants of restricted stock.

                            COMPENSATION OF DIRECTORS

         Directors of United, other than directors who are a president or vice president of a bank subsidiary, received $2,000 per board meeting attended during 1999. Certain members of United's board of directors also serve as members of one or more of the boards of directors of United's bank subsidiaries, for which they are compensated by the bank subsidiaries.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted to the named executive officers under the 1995 Key Employee Stock Option Plan during fiscal year 1999 and the projected value of those options at assumed annual rates of appreciation.

-------------------------------------------------------------------------------------- --------------------------------------------
                                                                                          Potential Realizable Value at Assumed
                                                                                        Annual Rates of Stock Price Appreciation
                                              Individual Grants                                    for Option Term<F2>
-------------------------------------------------------------------------------------- --------------------------------------------
                                  Number of
                                 Securities         Percent of Total
                                 Underlying        Options Granted to
                                   Options        Employees in Fiscal     Expiration
            Name                 Granted<F1>              Year               Date                 5%                   10%
----------------------------- ------------------ ----------------------- ------------- ------------------------ -------------------
Jimmy C. Tallent                  8,750                  10.6%              1/1/09            $ 220,113              $557,810
-----------------------------------------------------------------------------------------------------------------------------------

Thomas C. Gilliland               5,250                   6.4%              1/1/09            $ 132,068              $334,686
-----------------------------------------------------------------------------------------------------------------------------------

Guy W. Freeman                    4,000                   4.9%              1/1/09            $ 100,623              $254,999
-----------------------------------------------------------------------------------------------------------------------------------

Christopher J. Bledsoe            3,500                   4.3%              1/1/09            $ 88,045               $223,124
-----------------------------------------------------------------------------------------------------------------------------------

Billy M. Decker                   2,000                   2.4%              1/1/09            $ 50,312               $127,499
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------

<F1> 20% of the options were vested at the date of grant and an  additional  20%
     vest at each of the first four anniversaries of the date of grant. The exercise price of the options is $40.00 per share, the fair market value on the date of grant of the options.
<F2> "Potential  Realizable  Value" is disclosed in response to SEC  regulations that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of the future value of United's common stock or of the stock price. Amounts are calculated at 5% and 10% assumed appreciation of the value of the common stock (compounded annually over the option term) and are not intended to forecast actual expected future appreciation, if any, of the common stock. The potential realizable value is the difference between the exercise price and the appreciated stock price at the assumed annual rates of appreciation multiplied by the number of shares underlying the options.

OPTION FISCAL YEAR-END VALUES

         Shown below is information with respect to options exercised during 1999 and unexercised options to purchase the common stock granted under the 1995 Key Employee Stock Option Plan to the named executive officers and held by them at December 31, 1999.

----------------------------- ---------------- ----------------- ---------------------------- -------------------------------------
                                                                    Number of Unexercised      Value of Unexercised in the Money
                                 # Shares                        Options at Fiscal Year End      Options at Fiscal Year End <F2>
                                Acquired on        $ Value              Exercisable/                      Exercisable/
            Name                 Exercise        Realized <F1>          Unexercisable                    Unexercisable
----------------------------- ---------------- ----------------- ---------------------------- -------------------------------------
Jimmy C. Tallent                     -                -                 30,000/17,500                  $718,500/$189,000
Thomas C. Gilliland                  -                -                 18,000/10,500                  $431,000/$113,400
Billy M. Decker                      -                -                 11,300/5,200                    $282,000/$66,000
Guy W. Freeman                       -                -                 16,200/10,300                  $368,000/$132,000
Christopher J. Bledsoe             5,000           $204,000              7,000/7,000                    $127,400/$75,600
----------------------------- ---------------- ----------------- ---------------------------- -------------------------------------

<F1> Market price at time of exercise less option exercise price.
<F2> Based on $42.00 per share, the last sale price known to United during 1999.
     United's common stock is not publicly traded.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the  Securities  and Exchange  Act of 1934,  requires
United's executive officers, directors, and persons who own more than 10% of United's common stock to file reports of ownership and changes in ownership with the SEC. Based solely on its review of the forms filed with the SEC and representations of reporting persons, United believes that everyone who was an executive officer, director, or greater than 10% beneficial owner at any time during 1999 complied with all filing requirements applicable to them during 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The board of directors of United reviewed the compensation of Messrs. Tallent, Gilliland, Freeman, Decker, and Bledsoe and of United's other executive officers for the 1999 fiscal year. Although all members of the board of directors participated in deliberations regarding the salaries of executive officers, no officer participated in any decisions regarding his own compensation as an executive officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Robert L. Head, Jr., chairman of the board of directors of United, is the owner of a construction company that United and two of its bank subsidiaries hired during the course of the year to perform various construction projects totaling approximately $1.1 million.

         The banks have had, and expect to have in the future, banking transactions in the ordinary course of business with directors and officers of United and their associates, including corporations in which such officers or directors are shareholders, directors, and/or officers, on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unaffiliated third parties. Such transactions have not involved more than the normal risk of collectability or presented other unfavorable features.

                     JOINT REPORT ON EXECUTIVE COMPENSATION

GENERAL

         Under rules established by the SEC, United is required to provide certain information with respect to compensation provided to United's president and chief executive officer and to United's other executive officers. The SEC regulations require a report setting forth a description of United's executive compensation policy in general and the considerations that led to the compensation decisions affecting Messrs. Tallent, Gilliland, Decker, Freeman, and Bledsoe. In fulfillment of this requirement, the board of directors and compensation committee has prepared the following report for inclusion in this proxy statement.

         The fundamental policy of United's compensation program is to offer competitive compensation and benefits for all employees, including the president and chief executive officer and the other officers of United, to compete for and retain talented personnel who will lead United in achieving levels of financial performance which will enhance shareholder value. United's executive compensation package historically has consisted of salary, annual incentive compensation, matching profit sharing contributions, and other customary fringe benefits. The grant of stock options under the 1995 Key Employee Stock Option Plan is also a part of United's compensation package for certain executive officers, including the named executive officers.

SALARY

         All members of the board of directors of United participated in deliberation regarding salaries of executive officers. Although subjective in nature, factors considered by the board in setting the salaries of executive officers (other than Mr. Tallent) were Mr. Tallent's recommendations, compensation paid by comparable banks to their executive officers (although such information was obtained informally and United did not attempt to pay any certain percentage of salary for comparable positions with other banks), each executive officer's performance, contribution to United, tenure in his or her position, and internal comparability considerations. The board of directors set the salary of Mr. Tallent based on Mr. Tallent's salary during the preceding fiscal year, his tenure, the salaries of chief executive officers of comparable banks (although such information was obtained informally and United did not attempt to pay any certain percentage of salary for a comparable position with other banks), and the increase in earnings of United in recent years. The board did not assign relative weights to the factors considered in setting salaries of executive officers, including Mr. Tallent.

ANNUAL INCENTIVE COMPENSATION

         Annual incentive compensation for 1999, paid in the form of a cash bonus during the fourth quarter of the fiscal year, was based on annual financial results of United and its bank subsidiaries, including general targets with respect to net income and earnings per share growth relative to the prior year results and the current year's budget. Cash bonuses were granted by the board to Mr. Tallent, and the board set a range of bonuses (based on a percentage of salary) for all employees other than Mr. Tallent, within which range Mr. Tallent determined each officer's bonus, based on individual performance.

UNITED'S 1995 KEY EMPLOYEE STOCK OPTION PLAN

         Options to acquire 82,300 shares of common stock were awarded under the 1995 Key Employee Stock Option Plan in fiscal 1999, including options to acquire 23,500 shares of common stock awarded to the named executive officers by the compensation committee.

                            UNITED BOARD OF DIRECTORS

       Jimmy C. Tallent                                 P. Deral Horne
       Billy M. Decker                                  John R. Martin
       Thomas C. Gilliland                              Clarence W. Mason, Sr.
       Robert L. Head, Jr.                              Zell B. Miller
       Charles E. Hill                                  W. C. Nelson, Jr.
       Hoyt O. Holloway                                 Charles E. Parks
                                                        Tim Wallis

                 COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

       Robert L. Head, Jr.                              John R. Martin
       Charles E. Hill                                  Clarence W. Mason, Sr.
       Hoyt O. Holloway                                 Zell B. Miller
       P. Deral Horne                                   W. C. Nelson, Jr.
       Charles E. Parks                                 Tim Wallis

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on United's common stock against the cumulative total return on The Nasdaq Stock Market (U.S. Companies) Index and The Nasdaq Bank Stocks Index for the period of five fiscal years commencing January 1, 1995 and ending on December 31, 1999. This graph was prepared at United's request by Research Data Group, San Francisco, California. United's common stock is not publicly traded; therefore, the total shareholder return is based on stock trades known to United during the periods presented.

                    _______________________________________

                      GRAPHICS APPEARS HERE IS REPRESENTED
                           IN THE TABULAR CHART BELOW

                     _______________________________________

_____________________________________________________________________________________________
|                                  |  |                                                     |
|                                  |  |               CUMULATIVE TOTAL RETURN               |
|__________________________________|__|_____________________________________________________|
|                                  |  |        |        |        |        |                 |
|                                  |  |  12/94 |  12/95 |  12/96 |  12/97 |  12/98 |  12/99 |
|__________________________________|__|________|________|________|________|________|________|
|                                  |  |        |        |        |        |        |        |
| UNITED COMMUNITY BANKS, INC.     |  |   100  |   161  |   212  |   305  |   408  |  430   |
|__________________________________|__|________|________|________|________|________|________|
|                                  |  |        |        |        |        |        |        |
| NASDAQ STOCK MARKET (U.S.)       |  |   100  |   141  |   174  |   213  |   300  |  542   |
|__________________________________|__|________|________|________|________|________|________|
|                                  |  |        |        |        |        |        |        |
| NASDAQ BANK                      |  |   100  |   149  |   197  |   329  |   327  |  314   |
|__________________________________|__|________|________|________|________|________|________|

                 * $100 INVESTED ON 12/31/94 IN STOCK OR INDEX -
                   INCLUDING REINVESTMENT OF DIVIDENDS.
                   FISCAL YEAR ENDING DECEMBER 31.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The United board of directors held three meetings during 1999. All of the directors attended at least 75% of the meetings of the board and meetings of the committees of the board on which they sat that were held during their tenure as directors.

         The board of directors does not have a standing nominating committee. The compensation committee of the board of directors is comprised of all members of the board who are not employees of the bank subsidiaries of United. The compensation committee makes compensation decisions for executive officers and key employees and administers the 1995 Key Employee Stock Option Plan.

         The board of directors formed an audit committee to be comprised of three members at the December 1999 meeting. Directors Holloway and Nelson were appointed to the audit committee at the December meeting and the remaining vacancy was filled with director Charles E. Parks on April 20, 2000. The audit committee will be responsible for recommending the selection of independent auditors; meeting with the independent auditors to review the scope and results of the audit; reviewing with management and the internal auditor the system of internal control and internal audit reports; ensuring that the books, records, and external financial reports of United are in accordance with generally accepted accounting principles; and reviewing all reports of examination made by regulatory authorities and ascertaining that any and all operational deficiencies are satisfactorily corrected. The audit committee consisting of Holloway and Nelson met one time during 1999.

               APPROVAL OF THE 2000 KEY EMPLOYEE STOCK OPTION PLAN
                                 (PROPOSAL TWO)

         The board of directors of United has adopted, subject to shareholder approval, the 2000 Key Employee Stock Option Plan (the "2000 Plan"), effective December 8, 1999. United's shareholders previously approved the 1995 United Community Banks Key Employee Stock Option Plan to promote United's interests by providing an incentive for key employees to improve shareholder value through profitable growth of United and to remain in the employ of United and also to assist management in the recruitment and retention of capable personnel of a caliber required to ensure future success. The 2000 Plan has been adopted by the board of directors to serve these same purposes, and the board of directors believes that the accomplishment of these purposes will result in increased shareholder value.

         At the annual meeting, the shareholders of United will be asked to approve the 2000 Plan which is required to provide the option recipients with the favorable tax treatment afforded incentive stock options under Section 422 of the Internal Revenue Code. The 2000 Plan will be approved upon the affirmative vote of a majority of the shares represented at the meeting at which a quorum is present. An abstention or broker non-vote would be included in determining whether a quorum is present at a meeting, but would not affect the outcome of a vote. Unless otherwise instructed, shares represented by properly executed proxies will be voted in favor of the 2000 Plan. Shareholder approval of the 2000 Plan is also sought to qualify the 2000 Plan under Section 162(m) of the Internal Revenue Code and to thereby allow United to deduct for federal income tax purposes all compensation paid under the 2000 Plan to named executive officers.

SUMMARY OF THE 2000 KEY EMPLOYEE STOCK OPTION PLAN

GENERAL

         The purpose of the 2000 Plan is to secure for United and its shareholders the benefits of the incentive inherent in United stock ownership by key employees who perform services for United and its subsidiaries and who are largely responsible for its future growth and continued success. The Key Employee Stock Option Plan is further intended to provide flexibility to United in its ability to motivate, attract, and retain the services of individuals upon whose judgment, interest, and special effort the successful conduct of United's operation largely depends. The 2000 Plan became effective on December 8, 1999 and will continue in effect, unless earlier terminated, until December 7, 2009. Awards issued pursuant to the 2000 Plan prior to the relevant termination date which have not expired or otherwise terminated as of such date may be exercised after such time in accordance with their terms.

         A maximum of 490,000 shares of common stock are available for the grant of stock options under the 2000 Plan. If the number of United's issued and outstanding shares of common stock is increased after December 8, 1999, however, the maximum number of shares for which awards may be granted will be increased so that the ratio of the number of shares available for grant to outstanding shares remains the same as it was on December 8, 1999. Outstanding shares shall for the purposes of such calculation include the number of shares into which other securities or instruments issued by United are currently convertible (e.g., convertible preferred stock or convertible debentures, but not outstanding options to acquire stock). The maximum number of shares available for grant as incentive stock options under the 2000 Plan is 400,000 shares. The 2000 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, nor is it subject to Section 401 of the Internal Revenue Code of 1986.

         A summary of the more important provisions of the 2000 Plan is set forth below. This summary does not purport to be complete, and reference to the full text of the 2000 Plan, attached hereto as Appendix A should be made for further information.

ADMINISTRATION

         The 2000 Plan is administered by the compensation committee of United's board of directors, or by any other committee appointed by the board that is granted authority to administer the plan. The members of the compensation committee serve at the pleasure of the board of directors.

         Each employee of United or of a subsidiary (including an employee who is a member of the board) whose judgment, initiative, and efforts contribute or may be expected to contribute materially to the successful performance of United or any subsidiary, is eligible to participate in the plan. Individuals who are not employees of United or a subsidiary are not eligible to receive grants of incentive stock options. The compensation committee is empowered to select the individuals who will participate in the plan, the form and amount of the awards, the dates of grant, and the terms and provisions of each award, and to interpret the plan and any agreement entered into pursuant to the plan. All decisions and determinations of the compensation committee in the administration of the plan and on all questions concerning the plan are final and conclusive. Participants in the plan are selected in the discretion of the compensation committee. Awards granted under the plan will be evidenced by a written agreement in such form and containing such terms and conditions (which need not be identical for all award agreements) as the committee determines, so long as the award agreement is in compliance with the terms of the plan.

TERMS OF GRANT AND EXERCISE OF AWARDS

         STOCK OPTIONS. Stock options granted under the plan may be incentive stock options. An option entitles a participant to purchase shares of common stock from United at the option price. The exercise price of an incentive stock options may not be less than the fair market value of the common stock on the date of the grant, or less than 110% of the fair market value if the participant owns more than 10% of the total combined voting power of all classes of stock of United. The exercise price of non-qualified stock options may be equal to, less than, or more than the fair market value of the common stock on the date that the option is awarded. The maximum number of shares subject to options which can be granted under the 2000 Plan during any calendar year to any individual is 200,000 shares.

         Full payment of the option price must be made when an option is exercised. The purchase price may be paid in cash or in such other form of consideration as the compensation committee may approve, which may include shares of common stock valued at their fair market value on the date of exercise, or by any other means which the compensation committee determines to be consistent with the plan's purpose and applicable law.

         Options granted under the 2000 Plan will be exercisable, in whole or in part, by the option holder upon such terms and conditions as may be determined by the compensation committee. Options vest according to the schedule provided for by the compensation committee in the corresponding award agreement and are not exercisable later than ten years after the date of grant, but any incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of United stock will not be exercisable after the expiration of five years after the date the option is granted. Incentive stock options are also subject to the further restriction that the aggregated fair market value, determined as of the date of grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. To the extent that options granted pursuant to the plan exceed such amount (or otherwise fail to qualify as incentive stock options), they will constitute non-qualified stock options.

         STOCK APPRECIATION RIGHTS. The compensation committee may grant stock appreciation rights separately or in connection with another stock incentive, and the committee may provide that the holder may exercise them at any time or that they will be paid at a certain time or times or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of common stock or in cash, according to terms established by the compensation committee with respect to any particular award. The maximum number of stock appreciation rights which can be granted under the 2000 Plan during any calendar year to any individual is 200,000.

         RESTRICTED STOCK; STOCK AWARDS. Participants may also be awarded shares of common stock pursuant to a stock award. The compensation committee, in its discretion, may prescribe that a participant's rights in a stock award shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the participant continue employment with United for a specified period or that United or the participant achieve stated objectives. In addition, the restrictions may lapse incrementally.

         At the time a grant of restricted stock is made, the compensation committee shall establish a period or periods of time applicable to such grant which, unless the compensation committee otherwise provides, shall not be less than one year. Subject to certain provisions, at the end of the restricted period, all restrictions shall lapse and the restricted stock shall vest in the participant. The compensation committee may, in its discretion, shorten or terminate the restricted period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock at any time after the date the grant is made.

         Upon a grant of restricted stock, a stock certificate representing the number of shares of restricted stock granted to the participant shall be registered in the participant's name and shall be held in custody by United or a bank selected by the compensation committee for the participant's account. Following such registration, the participant shall, subject to certain restrictions, have the rights and privileges of a shareholder as to such restricted stock, including the right to receive dividends and to vote such restricted stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in restricted stock, as the compensation committee shall determine. The maximum number of shares of restricted stock or stock awards which can be granted under the 2000 Plan during any calendar year to any individual is 200,000.

         PERFORMANCE SHARE AWARDS. The 2000 Plan also provides for the award of performance shares. A performance share award entitles the participant to receive a payment equal to the fair market value of a specified number of shares of common stock if certain performance standards are met. The compensation committee will prescribe the requirements that must be satisfied before a performance share award is earned. To the extent that performance shares are earned, the obligation may be settled in cash, in common stock or by a combination of the two.

         No participant has, as a result of receiving a performance share award, any rights as a shareholder until and to the extent that the performance shares are earned and common stock is transferred to such participant. If the award agreement so provides, a participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of shares of common stock covered by an award between (a) the date that the performance shares are awarded and (b) the date that a transfer of common stock to the participant, cash settlement, or combination thereof is made pursuant to the performance share award.

TERMINATION OF AWARDS

         The terms of an award may provide that it will terminate, among other reasons, upon the holder's termination of employment or other status with United or its subsidiaries, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control. Also, the compensation committee may, within the terms of the 2000 Plan, provide in the award agreement for the acceleration of vesting for any of the above reasons.

AMENDMENT AND TERMINATION OF THE 2000 KEY EMPLOYEE STOCK OPTION PLAN; ADJUSTMENT OF SHARES

         The board of directors may terminate, suspend, or amend the plan at any time, but certain amendments will not become effective without shareholder approval. Generally, the board or the compensation committee may not adversely affect the rights of a holder of an award without the holder's consent. The compensation committee may, in such manner as it shall determine in its sole discretion, appropriately adjust the number of shares subject to awards under the 2000 Plan, the purchase price per share, and the aggregate number of shares available for issuance in the event of any stock dividend issued by United, recapitalization of United's capital structure or exchange of the outstanding shares of common stock for shares of another class or company.

EXPENSES

         United pays the administrative costs of the 2000 Plan, including the expenses of the compensation committee and the costs of issuing and delivering the shares subject to the plan.

COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the named executive officers at the end of the taxable year. Compensation with respect to stock options, including upon exercise of a non-qualified stock option or upon a disqualifying disposition of an incentive stock option, as described below under "Federal Income Tax Effects," or other compensation pursuant to the 2000 Plan, will be excluded from this deduction limit if it satisfies certain requirements. The requirements include: (i) the stock option or right must be granted at an exercise price not lower than fair market value at date of grant (or the award must be made on account of the attainment of performance goals that meet the requirements of
Section 162(m)); (ii) the stock option grant or other stock award must be made by a committee composed of two or more "outside directors" within the meaning of
Section 162(m); (iii) the plan under which the award is granted must state the maximum number of shares with respect to which options or rights may be granted during a specified period to any individual; and (iv) the material terms pursuant to which the compensation is to be paid must be disclosed to, and approved by, shareholders in a separate vote prior to payment. The 2000 Plan meets the requirements of paragraphs (i) through (iii) above, and approval of the 2000 Plan by United's shareholders is being proposed to comply with requirement (iv), so that compensation with respect to stock options and stock awards may be excluded from the deduction limit under 162(m) of the Internal Revenue Code.

              THE BOARD OF DIRECTORS OF UNITED UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL TWO.

            APPROVAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION
      TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF UNITED
                                (PROPOSAL THREE)

         The United board of directors believes that it would be in the best interest of United and its shareholders for the Restated Articles of Incorporation to be amended to increase the number of authorized shares of common stock, $1.00 par value, from 10,000,000 to 50,000,000 shares. On May 1, 2000, United had 8,035,868 shares outstanding, 286,404 shares reserved for issuance in connection with the 1995 Key Employee Stock Option Plan, 52,898 shares reserved for issuance in connection with the stock option plan of 1st Floyd Bankshares, which was assumed by United, and $3.5 million in outstanding subordinated debt, which is convertible into 140,000 shares of common stock. An additional 490,000 shares will be reserved in connection with the approval of the 2000 Key Employee Stock Option Plan referenced in Proposal Two. Accordingly, United currently has a total of 994,830 authorized but unissued shares of common stock uncommitted to any specific purpose.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         The board of directors believes it is in United's best interest to increase the number of authorized shares of common stock because 9,005,170 shares of the 10,000,000 shares of common stock currently authorized are outstanding or have been reserved for issuance as of May 1, 2000, assuming approval of Proposal Two. The board believes that the 994,830 shares remaining available for use are insufficient to enable the board of directors to act quickly to take advantage of various business opportunities, including acquisitions, financings, raising additional capital, stock splits and dividends, compensation plans, and other corporate purposes. On March 3, 2000, United entered into definitive agreements to acquire North Point, pursuant to which United will issue 958,211 shares of common stock, and to acquire Independent, pursuant to which United will issue 870,595 shares of common stock. The consummations of both acquisitions are conditioned upon shareholder approval of United to increase the authorized shares of United common stock from 10,000,000 to 50,000,000. United has also commenced a public offering, for cash, of between 350,000 and 450,000 shares of common stock from which it expects to receive proceeds of approximately between $13.3 million and $17.1 million to provide more capital for its subsidiary banks and for other corporate purposes.

EFFECT OF PROPOSAL

         If this proposal is approved, the board of directors will have the authority to issue the additional authorized shares to the persons and for the consideration as it may determine without further action by the shareholders. Any issues of additional common stock could have the effect of discouraging an attempt to acquire control of United. For example, stock could be issued to persons, firms, or entities known to be friendly to management. An issuance of common stock at a price below the book value per share will have a dilutive effect on the book value of the outstanding shares and may also have a dilutive effect on earnings per share and the relative voting power of current shareholders. The issuance of common stock in a merger or acquisition may also have a dilutive effect. Except as set forth in the preceding paragraph, United does not currently have any material commitments, arrangements, or understanding which would require the issuance of additional shares of common stock.

         The board of directors does not believe that an increase in the number of authorized shares of common stock will have a significant impact on any attempt to gain control of United. It is possible, however, that the availability of authorized but unissued shares of common stock could discourage third parties from attempting to gain control since the board could authorize the issuance of shares of common stock in a manner that could dilute the voting power of a person attempting to acquire control of United, increase the cost of acquiring such control or otherwise hinder such efforts. The board is not aware of any present threat or attempt to gain control of United and Proposal Three is not in response to any such action nor is it being presented with the intent that it be utilized as a type of anti-takeover device.

         If this proposal is adopted, the text of the first paragraph of Article V in United's Restated Articles of Incorporation would be as set forth in Appendix B.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of holders of a majority of the shares of common stock outstanding on the record date is required to approve the amendment. Accordingly, any abstention or broker non-vote will count as a vote against the proposal.

             THE BOARD OF DIRECTORS OF UNITED UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                 INFORMATION ABOUT UNITED COMMUNITY BANKS, INC.

DESCRIPTION OF BUSINESS

         United was incorporated under the laws of the state of Georgia in 1987. All of United's activities are currently conducted through its wholly-owned subsidiaries: United Community Bank, organized as a Georgia banking corporation in 1950; Carolina Community Bank, acquired in 1990; Peoples Bank of Fannin County, acquired in 1992; Towns County Bank, also acquired in 1992; White County Bank, acquired in 1995; First Clayton Bank & Trust, acquired in 1998; Bank of Adairsville, acquired in 1999; and 1st Floyd Bank, also acquired in 1999. In addition, United owns two consumer finance companies: United Family Finance Co. and United Family Finance Co. of North Carolina.

         United's executive office is located at 63 Highway 515, Blairsville, Georgia 30512, and its telephone number is (706) 745-2151. United has not been convicted in a criminal proceeding during the past five years, nor has it been a party to any judicial or administrative proceeding that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

         At March 31, 2000, United had total consolidated assets of approximately $2.2 billion, total loans of approximately $1.5 billion, total deposits of approximately 1.7 billion, and shareholders' equity of approximately $98.5 million.

         Our banks are community-oriented and offer a full range of retail and corporate banking services, including checking, savings, and time deposit accounts, secured and unsecured loans, wire transfers, trust services, and rental of safe deposit boxes. As of December 31, 1999, our banks operated a total of 34 locations. To emphasize the commitment to community banking, both United Community Bank and Peoples Bank of Fannin County operate offices under trade names that are closely identified with the communities in which they are located. United Community Bank operates two offices in Union County under the trade name "Union County Bank," two offices in Lumpkin County, Georgia, under the trade name "United Community Bank of Lumpkin County," two offices in Habersham County, Georgia, under the trade name "First Bank of Habersham," and one office in Hall County, Georgia, under the trade name "United Community Bank of Hall County." Peoples Bank of Fannin County operates one office in Gilmer
County, Georgia, under the trade name of "United Community Bank of Gilmer County." The operation of bank offices under trade names is permissible under current state and federal banking regulations and requires certain customer disclosures, which both United Community Bank and Peoples Bank of Fannin County provide.

         The Mortgage People Company, a division of United Community Bank, is a full-service retail mortgage lending operation approved as a seller/servicer for Federal National Mortgage Association and Federal Home Mortgage Corporation. The Mortgage People Company was organized to provide fixed and adjustable-rate mortgages. During 1999, it originated $129 million of residential mortgage loans for the purchase of homes and to refinance existing mortgage debt, substantially all of which were sold along with the servicing rights into the secondary market with no recourse.

         We operate two consumer finance companies - United Family Finance Co., which operates two offices in Georgia, and United Family Finance Co. of North Carolina, which operates two offices in North Carolina. In addition, we own an insurance agency, United Agencies, Inc.

RECENT DEVELOPMENTS

         United is currently conducting a public offering of between 350,000 and 450,000 shares of United common stock at $38.00 per share, pursuant to which United plans to raise between $13.3 and $17.1 million in additional capital for its subsidiary banks and for general corporate purposes.

         On March 3, United entered into separate agreements to acquire North Point Bancshares, Inc., and Independent Bancshares, Inc., in exchange for 958,211 and 870,595 shares, respectively of United Stock. See pages _____ and for more information about these proposed acquisitions.

SERVICES

         Our banks are community-oriented, with an emphasis on retail banking, and offer such customary banking services as customer and commercial checking accounts, NOW accounts, savings accounts, certificates of deposit, lines of credit, MasterCard and VISA accounts, money transfers, and trust services. Our banks finance commercial and consumer transactions, make secured and unsecured loans, including residential mortgage loans, and provide a variety of other banking services.

         The Mortgage People Company, a division of United Community Bank, is a full-service mortgage lending operation approved as a seller/servicer for the Federal National Mortgage Association and the Federal Home Mortgage Corporation and offers fixed and adjustable-rate mortgages.

         United Family Finance Company, is a traditional consumer finance company. United Family Finance, formerly known as Mountain Mortgage and Loan Company, is based in Hiawassee, Georgia, and also has been granted a license to conduct business in Blue Ridge, Georgia. United Family Finance Co. of North Carolina operates two offices in Murphy and Franklin, North Carolina.

MARKETS

         We conduct banking activities primarily through United Community Bank in Union, Lumpkin, and Habersham Counties; through Peoples Bank in Fannin County, Georgia and Polk County, Tennessee; through Towns County Bank in Towns County, Georgia; through Carolina Community Bank in Cherokee, Macon, Haywood, Graham, and Clay Counties, North Carolina; through White County Bank in White County, Georgia; through First Clayton Bank and Trust in Clayton County, Georgia; through Bank of Adairsville in Adairsville, Georgia; and through 1st Floyd Bank in Floyd County, Georgia. Mortgage People Company makes mortgage loans inside the banks' market areas. Customers of our subsidiary banks are primarily consumers and small businesses.

DEPOSITS

         Our banks offer a full range of depository accounts and services to both consumers and businesses. At December 31, 1999, our deposit base, totaling approximately $1.6 billion, consisted of approximately $192 million in non-interest-bearing demand deposits (12% of total deposits), approximately $329 million in interest-bearing demand and money market deposits (20% of total deposits), approximately $74 million in savings deposits (4% of total deposits), approximately $743 million in time deposits in amounts less than $100,000 (45% of total deposits), and approximately $312 million in time deposits of $100,000 or more (19% of total deposits). Certificates of deposit in excess of $100,000 may be more volatile than other deposits because those deposits, to the extent that they exceed $100,000, are not insured by the FDIC. Our management is of the opinion that its time deposits of $100,000 or more are customer-relationship oriented and represent a reasonably stable source of funds. Time deposits of less than $100,000 include approximately $70 million of "brokered" deposits, which have an average maturity of less than one year.

LOANS

         Our banks make both secured and unsecured loans to individuals and businesses. Secured loans include first and second real estate mortgage loans. The banks also make direct installment loans to consumers on both a secured and unsecured basis. At December 31, 1999, the break out of loans by collateral type was:
>/R>

(DOLLAR AMOUNTS IN THOUSANDS)                                             Percent of
                                                        Amount           Total Loans
                                                      ----------         -----------
Secured by real estate:
     Residential first liens                          $  506,729             36.1%
     Residential second liens                             27,177              1.9%
     Home equity lines of credit                          53,191              3.8%
     Construction and land development                   161,774             11.6%
     Non-farm, non-residential                           355,269             25.4%
     Farmland                                             16,173              1.2%
     Multi-family residential                             10,846              0.8%
                                                      ----------          -------
                  Total real estate                   $1,131,159             80.8%

Other Loans:
     Commercial and industrial                        $  105,221              7.5%
     Agricultural production                               9,923              0.7%
     States and municipalities                            10,101              0.7%
     Consumer installment loans                          136,983              9.8%
     Credit cards and other revolving credit               6,973              0.5%
                                                      ----------          -------
                  Total other loans                      269,201             19.2%
                                                      ----------          -------
                  Total loans                         $1,400,360            100.0%
                                                      ==========          =======

         Specific risk elements associated with each of the banks' lending categories are as follows:

Commercial, financial, and          Industry   concentrations,    inability   to
agricultural                        monitor   the    condition   of   collateral
                                    (inventory,    accounts   receivable,    and
                                    vehicles),   lack  of  borrower   management
                                    expertise,    increased   competition,   and
                                    specialized   or   obsolete   equipment   as
                                    collateral

Real estate - construction          Inadequate    collateral    and    long-term
                                    financing agreements

Real estate - mortgage              Changes in local  economy and rate limits on
                                    variable rate loans

Installment loans to individuals    Loss of  borrower's  employment,  changes in
                                    local economy,  and the inability to monitor
                                    collateral  (vehicles,   boats,  and  mobile
                                    homes)

COMPETITION

         The market for banking and bank-related services is highly competitive. Our banks actively compete in their respective market areas, which collectively cover portions of north Georgia and western North Carolina, with other providers of deposit and credit services. These competitors include other commercial banks, thrift institutions, credit unions, mortgage companies, and brokerage firms. The following table displays each of our banks and the respective percentage of total deposits in each county where each bank has operations. The darker shaded counties, Paulding, Cobb, Dawson, and Forsyth, represent the markets of our pending acquisitions of North Point and Independent. The table also indicates the ranking by deposit size in each of the local markets. All information in the table was obtained from the Federal Deposit Insurance Corporation Summary of Deposits as of June 30, 1999.

[GRAPHIC OMITTED but is represented by the list of counties on the next page the graphic on this page is a partial Map of the states of Georgia, North Carolina and Tennessee and shades in counties where the Company is represented]

United Community Banks, Inc.
Share of Local Market (County)
Banks and Savings Institutions

                                   Market Share                 Rank in Market
                                   ------------                 --------------
UNITED COMMUNITY
   Habersham                            15%                            4
   Lumpkin                              24%                            2
   Union                                83%                            1

CAROLINA
   Cherokee                             45%                            1
   Clay                                 64%                            1
   Graham                               40%                            1
   Haywood                              7%                             6
   Henderson                            2%                             13
   Jackson                              13%                            3
   Macon                                7%                             6
   Swain                                21%                            2
   Transylvania                         6%                             5

FANNIN
   Fannin                               59%                            1
   Gilmer                               17%                            3

WHITE
   White                                50%                            1

TOWNS
   Towns                                36%                            2

FIRST CLAYTON
   Rabun                                29%                            3

ADAIRSVILLE
   Bartow                               7%                             7

FLOYD
   Floyd                                8%                             6

INDEPENDENT*
   Cobb                                 2%                             11
   Paulding                             2%                             5

NORTH POINT*
   Dawson                               47%                            1

*Pending acquisitions.

LENDING POLICY

         The current lending policy of the banks is to make loans primarily to persons who reside, work or own property in their primary market areas. Unsecured loans are generally made only to persons who maintain depository relationships with the banks. Secured loans are made to persons who are well established and have net worth, collateral and cash flow to support the loan. Exceptions to the policy are permitted on a case-by-case basis and require the approving officer to document in writing the reason for the exception. Policy exceptions made for borrowers whose total aggregate loans exceed the approving officer's credit limit must be submitted to the bank's board of directors for approval.

         The banks provide each lending officer with written guidelines for lending activities. Lending authority is delegated by the boards of directors of the banks to loan officers, each of whom is limited in the amount of secured and unsecured loans which he or she can make to a single borrower or related group of borrowers. Loans in excess of individual officer credit authority must either be approved by a senior officer with sufficient approval authority, or be approved by the bank's board of directors.

LOAN REVIEW AND NON-PERFORMING ASSETS

         The Loan Review Department of United reviews, or engages an independent third party to review, the loan portfolio of each bank on an annual basis to determine any weaknesses in the portfolio and to assess the general quality of credit underwriting. The results of the reviews by the loan review officers are presented to the Presidents of each of the banks, the President and the Chief Credit Officer of United and the Boards of Directors of each of the banks. If an individual loan or credit relationship has a weakness identified during the review process the risk rating of the loan, or all loans comprising a credit relationship, will be downgraded to a classification that most closely matches the current risk level. The review process also provides for the upgrade of loans that show improvement since the last review. Since each loan in a credit relationship may have a different credit structure, collateral and other secondary source of repayment, different loans in a relationship can be assigned different risk ratings. During 1999, United revised its loan grading system, expanding it from 8 to 10 grades. In the revised system, grades 1 through 6 are considered "pass", or acceptable, credit risk and grades 7 through 10 are "adversely classified" credits that require management's attention. The change in the number of grades was implemented to provided a more accurate means of detecting and monitoring the gradual deterioration or improvement in individual loans. Both the pass and adversely classified ratings, and the entire 10-grade rating scale, provide for a higher numeric rating for increased risk. For example, a risk rating of 1 is the least risky of all credits and would be typical of a loan that is 100% secured by a deposit at one of the banks. Risk ratings of 2 through 6 in the pass category each have incrementally more risk. The five adversely classified credit ratings and rating definitions are:

                  7 (Watch) -           Weaknesses exist that could cause future
                                        impairment,  including the deterioration
                                        of financial ratios, past-due status and
                                        questionable  management   capabilities.
                                        Collateral   values   generally   afford
                                        adequate   coverage,   but  may  not  be
                                        immediately marketable.

                  8 (Substandard) -     Specific  and well  -defined  weaknesses
                                        that  may  include  poor  liquidity  and
                                        deterioration of financial ratios.  Loan
                                        may  be  past-due  and  related  deposit
                                        accounts    experiencing     overdrafts.
                                        Immediate     corrective    action    is
                                        necessary.

                  9 (Doubtful) -        Specific  weaknesses   characterized  by
                                        Substandard that are severe enough to make collection in full unlikely. No strong secondary source of repayment.

                  10 (Loss) -           Same    characteristics   as   Doubtful;
                                        however, probability of loss is certain.
                                        Loans classified as such are generally recommended for charge-off at the next board of directors meeting of the bank.

         In addition, the Loan Review Department conducts a quarterly analysis to determine the adequacy of the Allowance for Loan Losses for each of the banks. The aggregation of the Allowance for Loan Losses analyses for the banks provides the consolidated analysis for United. The Allowance for Loan Losses analysis starts by taking total loans and deducting loans secured by deposit accounts at the banks, which effectively have no risk of loss. Next, all loans with an adversely classified rating are deducted. The remaining loan balance is then multiplied by the average historical loss rate for the preceding five year period (1995 through 1999), which provides required minimum Allowance for Loan Losses for pass credits (component "A"). The remaining total loans in each of the four adversely classified rating categories are then multiplied by a projected loss factor to determine the Allowance for Loan Losses allocation for adversely classified credits (component "B"). The loss factors currently used are: Watch (5%); Substandard (15%); Doubtful (50%); and Loss (100%). The sum of components A and B comprises the total allocated Allowance for Loan Losses. There is no current process utilized to measure or adjust for differences between the loss factors for adversely classified loans used in the Allowance for Loan Losses analysis and actual losses charged to the Allowance for Loan Losses .

         The difference between the actual Allowance for Loan Losses (as presented in the consolidated financial statements) and the allocated Allowance for Loan Losses represents the unallocated Allowance for Loan Losses . The unallocated Allowance for Loan Losses provides for coverage of credit losses inherent in the loan portfolio but not provided for in the Allowance for Loan Losses analysis. United and the banks determine the level of unallocated Allowance for Loan Losses primarily by assessing the ratio of Allowance for Loan Losses to total loans of peer bank holding companies and peer banks, using the Federal Reserve Uniform Bank Performance Report and other bank industry analytical publications.

ASSET/LIABILITY MANAGEMENT

         Committees composed of officers of each of the banks and the Chief Financial Officer and Treasurer of United are charged with managing the assets and liabilities of the banks. The committees attempt to manage asset growth, liquidity and capital in order to maximize income and reduce interest rate risk. The committees direct each Bank's overall acquisition and allocation of funds. At monthly meetings, the committees review the monthly asset and liability funds budget in relation to the actual flow of funds and peer group comparisons; the ratio of the amount of rate sensitive assets to the amount of rate sensitive liabilities; the ratio of allowance for loan losses to outstanding and non-performing loans; and other variables, such as expected loan demand, investment opportunities, core deposit growth within specified categories, regulatory changes, monetary policy adjustments and the overall state of the economy. A more comprehensive discussion of United's Asset/Liability Management and interest rate risk is contained in the UNITED'S MANAGEMENT'S DISCUSSION AND ANALYSIS and QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK sections of this proxy statement.

INVESTMENT POLICY

         The banks' investment portfolio policy is to maximize income consistent with liquidity, asset quality and regulatory constraints. The policy is reviewed from time to time by the banks' Boards of Directors. Individual transactions, portfolio composition and performance are reviewed and approved monthly by the Boards of Directors or a committee thereof. The Chief Financial Officer of United and the President of each of the banks administer the policy and report information to the full board of directors of each of the banks on a quarterly basis concerning sales, purchases, maturities and calls, resultant gains or losses, average maturity, federal taxable equivalent yields and appreciation or depreciation by investment categories.


EMPLOYEES

         As of December 31, 1999, United and its subsidiaries had an aggregate of 778 full-time equivalent employees. Neither United nor any of the subsidiaries is a party to any collective bargaining agreement, and United believes that employee relations are good. None of United's or the banks' executive officers is employed pursuant to an employment contract.

SUPERVISION AND REGULATION

         GENERAL. United is a registered bank holding company subject to regulation by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended. United is required to file financial information with the Federal Reserve periodically and is subject to periodic examination by the Federal Reserve.

         The Bank Holding Company Act requires every bank holding company to obtain the Federal Reserve's prior approval before (1) it may acquire direct or indirect ownership or control of more than 5% of the voting shares of any bank that it does not already control; (2) it or any of its non-bank subsidiaries may acquire all or substantially all of the assets of a bank; and (3) it may merge or consolidate with any other bank holding company. In addition, a bank holding company is generally prohibited from engaging in, or acquiring, direct or indirect control of the voting shares of any company engaged in non-banking activities. This prohibition does not apply to activities listed in the Bank Holding Company Act or found by the Federal Reserve, by order or regulation, to be closely related to banking or managing or controlling banks as to be a proper incident thereto. Some of the activities that the Federal Reserve has determined by regulation or order to be closely related to banking are:

          o         making or servicing loans and certain types of leases;

          o         performing certain data processing services;

          o         acting as fiduciary or investment or financial advisor;

          o         providing brokerage services;

          o         underwriting bank eligible securities;

          o underwriting debt and equity securities on a limited basis through separately capitalized subsidiaries; and

          o making investments in corporations or projects designed primarily to promote community welfare.


         In addition, effective March 11, 2000, bank holding companies whose banking subsidiaries are all well-capitalized and well-managed may apply to become a financial holding company. Financial holding companies have the authority to engage in activities that are "financial in nature" that are not permitted for other bank holding companies. Some of the activities that the Bank Holding Company Act provides are financial in nature are:

          o lending, exchanging, transferring, investing for others or safeguarding money or securities;

          o insuring, guaranteeing, or indemnifying against loss, harm, damage, illness, disability, or death, or providing and issuing annuities, and acting as principal, agent, or broker with respect thereto;

          o         providing financial,   investment,   or  economic   advisory
                    services, including advising an investment company;

          o issuing or selling instruments representing interests in pools of assets permissible for a bank to hold directly; and

          o         underwriting, dealing in or making a market in securities.

         We have no immediate plans to register as a financial holding company.

         United must also register with the Georgia Department of Banking and Finance ("DBF") and file periodic information with the DBF. As part of such registration, the DBF requires information with respect to the financial condition, operations, management and intercompany relationships of United and the banks and related matters. The DBF may also require such other information as is necessary to keep itself informed as to whether the provisions of Georgia law and the regulations and orders issued thereunder by the DBF have been complied with, and the DBF may examine United and each of the banks. The North Carolina Banking Commission ("NCBC"), which has the statutory authority to regulate non-banking affiliates of North Carolina banks, in 1992 began using this authority to examine and regulate the activities of North Carolina-based holding companies owning North Carolina-based banks. Although the NCBC has not exercised its authority to date to examine and regulate holding companies outside of North Carolina that own North Carolina banks, it is likely the NCBC may do so in the future.

         United is an "affiliate" of the banks under the Federal Reserve Act, which imposes certain restrictions on (i) loans by the banks to United, (ii) investments in the stock or securities of United by the banks, (iii) the banks' taking the stock or securities of an "affiliate" as collateral for loans by the Bank to a borrower, and (iv) the purchase of assets from United by the banks. Further, a bank holding company and its subsidiaries are prohibited from engaging in certain tie-in arrangements in connection with any extension of credit, lease or sale of property or furnishing of services. Each of United's subsidiaries is regularly examined by the Federal Deposit Insurance Corporation (the "FDIC"). United Community Bank, Peoples Bank of Fannin County, White County Bank, Towns County Bank, First Clayton Bank and Trust, Bank of Adairsville and 1st Floyd Bank as state banking associations organized under Georgia law, are subject to the supervision of, and are regularly examined by, the DBF. Carolina Community Bank is subject to the supervision of, and is regularly examined by, the NCBC and the FDIC. Both the FDIC and the DBF must grant prior approval of any merger, consolidation or other corporation reorganization involving United Community Bank, Peoples Bank of Fannin County, White County Bank, Towns County Bank, First Clayton Bank and Trust, Bank of Adairsville or 1st Floyd Bank, and the FDIC and the NCBC must grant prior approval of any merger, consolidation or other corporate reorganization of Carolina Community Bank. A bank can be held liable for any loss incurred by, or reasonably expected to be incurred by, the FDIC in connection with the default of a commonly-controlled institution.

         PAYMENT OF DIVIDENDS. United is a legal entity separate and distinct from the banks. Most of the revenues of United result from dividends paid to it by the banks. There are statutory and regulatory requirements applicable to the payment of dividends by the banks, as well as by United to its shareholders.

         United Community Bank, Peoples Bank of Fannin County, Towns County Bank, White County Bank, First Clayton Bank and Trust, Bank of Adairsville and 1st Floyd Bank are each state chartered banks regulated by the DBF and the FDIC. Under the regulations of the DBF, dividends may not be declared out of the retained earnings of a state bank without first obtaining the written permission of the DBF, unless such bank meets all the following requirements:

         (a) total classified assets as of the most recent examination of the bank do not exceed 80% of equity capital (as defined by regulation);

         (b) the aggregate amount of dividends declared or anticipated to be declared in the calendar year does not exceed 50% of the net profits after taxes but before dividends for the previous calendar year; and

         (c) the ratio of equity capital to adjusted assets is not less than 6%.

         Under North Carolina law, the board of directors of Carolina Community Bank may declare a dividend for as much of the undivided profits of Carolina Community Bank as it deems appropriate, so long as Carolina Community Bank's surplus is greater than 50% of its capital.

         The payment of dividends by United and the banks may also be affected or limited by other factors, such as the requirement to maintain adequate capital above regulatory guidelines. In addition, if, in the opinion of the applicable regulatory authority, a bank under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice (which, depending upon the financial condition of the bank, could include the payment of dividends), such authority may require, after notice and hearing, that such bank cease and desist from such practice. The FDIC has issued a policy statement providing that insured banks should generally only pay dividends out of current operating earnings. In addition to the formal statutes and regulations, regulatory authorities consider the adequacy of each of the Bank's total capital in relation to its assets, deposits and other such items. Capital adequacy considerations could further limit the availability of dividends to the banks. At December 31, 1999, net assets available from the banks to pay dividends without prior approval from regulatory authorities totaled approximately $23 million. For 1999, United's declared cash dividend payout to shareholders was 11.8% of net income.

         MONETARY POLICY. The results of operations of the banks are affected by credit policies of monetary authorities, particularly the Federal Reserve. The instruments of monetary policy employed by the Federal Reserve include open market operations in U.S. government securities, changes in the discount rate on bank borrowings and changes in reserve requirements against bank deposits. In view of changing conditions in the national economy and in the money markets, as well as the effect of actions by monetary and fiscal authorities, including the Federal Reserve, no prediction can be made as to possible future changes in interest rates, deposit levels, loan demand or the business and income of the banks.

         CAPITAL ADEQUACY. The Federal Reserve and the FDIC have implemented substantially identical risk-based rules for assessing bank and bank holding company capital adequacy. These regulations establish minimum capital standards in relation to assets and off-balance sheet exposures as adjusted for credit risk. Banks and bank holding companies are required to have (1) a minimum level of total capital (as defined) to risk-weighted assets of eight percent (8%); (2) a minimum Tier One Capital (as defined) to risk-weighted assets of four percent (4%); and (3) a minimum shareholders' equity to risk-weighted assets of four percent (4%). In addition, the Federal Reserve and the FDIC have established a minimum three percent (3%) leverage ratio of Tier One Capital to total assets for the most highly-rated banks and bank holding companies. "Tier One Capital" generally consists of common equity not including unrecognized gains and losses on securities, minority interests in equity accounts of consolidated subsidiaries and certain perpetual preferred stock less certain intangibles. The Federal Reserve and the FDIC will require a bank holding company and a bank, respectively, to maintain a leverage ratio greater than three percent (3%) if either is experiencing or anticipating significant growth or is operating with less than well-diversified risks in the opinion of the Federal Reserve. The Federal Reserve and the FDIC use the leverage ratio in tandem with the risk-based ratio to assess the capital adequacy of banks and bank holding companies. The FDIC, the Office of the Comptroller of the Currency (the "OCC") and the Federal Reserve have amended, effective January 1, 1997, the capital adequacy standards to provide for the consideration of interest rate risk in the overall determination of a bank's capital ratio, requiring banks with greater interest rate risk to maintain adequate capital for the risk. The revised standards have not had a significant effect on United's capital requirements.

         In addition, effective December 19, 1992, a new Section 38 to the Federal Deposit Insurance Act implemented the prompt corrective action provisions that Congress enacted as a part of the Federal Deposit Insurance Corporation Improvement Act of 1991. The "prompt corrective action" provisions set forth five regulatory zones in which all banks are placed largely based on their capital positions. Regulators are permitted to take increasingly harsh action as a bank's financial condition declines. Regulators are also empowered to place in receivership or require the sale of a bank to another depository institution when a bank's capital leverage ratio reaches 2%. Better capitalized institutions are generally subject to less onerous regulation and supervision than banks with lesser amounts of capital. The FDIC has adopted regulations implementing the prompt corrective action provisions of the Federal Deposit Insurance Act, which place financial institutions in the following five categories based upon capitalization ratios: (1) a "well capitalized" institution has a total risk-based capital ratio of at least 10%, a Tier One risk-based ratio of at least 6% and a leverage ratio of at least 5%; (2) an "adequately capitalized" institution has a total risk- based capital ratio of at least 8%, a Tier One risk-based ratio of at least 4% and a leverage ratio of at least 4%; (3) an "undercapitalized" institution has a total risk-based capital ratio of under 8%, a Tier One risk-based ratio of under 4% or a leverage ratio of under 4%; (4) a "significantly undercapitalized" institution has a total risk-based capital ratio of under 6%, a Tier One risk-based ratio of under 3% or a leverage ratio of under 3%; and (5) a "critically undercapitalized" institution has a leverage ratio of 2% or less. Institutions in any of the three undercapitalized categories would be prohibited from declaring dividends or making capital distributions. The FDIC regulations also establish procedures for "downgrading" an institution to a lower capital category based on supervisory factors other than capital. As of December 31, 1999 and 1998, the most recent notifications from the FDIC categorized each of the banks as "well capitalized" under current regulations.

         RECENT DEVELOPMENTS. On November 12, 1999, President Clinton signed the Gramm-Leach-Bliley Act, a very significant piece of legislation intended to modernize the financial services industry. The bill repeals the anti-affiliation provisions of the 1933 Glass-Steagall Act to allow for the merger of banking and securities organizations and permits banking organizations to engage in insurance activities including insurance underwriting. The bill also allows bank holding companies to engage in financial activities that are "financial in nature or complementary to a financial activity." The act lists the expanded areas that are financial in nature and includes insurance and securities underwriting and merchant banking among others. The bill also:

         o        prohibits    non-financial    entities   from   acquiring   or
                  establishing a thrift while grandfathering existing thrifts owned by non-financial entities.

         o establishes state regulators as the appropriate functional regulators for insurance activities but provides that state regulators cannot "prevent or significantly interfere" with affiliations between banks and insurance firms.

         o contains provisions designed to protect consumer privacy. The bill requires financial institutions to disclose their policy for collecting and protecting confidential information and allows consumers to "opt out" of information sharing except with unaffiliated third parties who market the institutions' own products and services or pursuant to joint agreements between two or more financial institutions.

         o provides for functional regulation of a bank's securities activities by the Securities and Exchange Commission.

         Various portions of the bill have different effective dates, ranging from immediately to more than a year for implementation.

PROPERTIES

         The executive offices of United are located at 63 Highway 515, Blairsville, Georgia. United owns this property. The banks conduct business from facilities primarily owned by the respective banks, all of which are in a good state of repair and appropriately designed for use as banking facilities. The banks provide services or perform operational functions at 36 locations, of which 31 locations are owned and 5 are leased. United Family Finance Co. and United Family Finance Co. of North Carolina conducts operations at four locations, all of which are leased. Note 5 to United's Consolidated Financial Statements includes additional information regarding amounts invested in premises and equipment.

LEGAL PROCEEDINGS

         In the ordinary course of operations, United and the banks are defendants in various legal proceedings. In the opinion of management, there is no pending or threatened proceeding in which an adverse decision could result in a material adverse change in the consolidated financial condition or results of operations of United.

UNITED'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

COMPARISON OF THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999.
-------------------------------------------------------------



INCOME SUMMARY

         For the three months ended March 31, 2000 United reported net income of $3.8 million, or $0.47 per diluted share, compared to $3.3 million, or $0.40 per diluted share, for the same period in 1999. The first three months' results for 2000 provided an annualized return on average assets and average shareholders' equity of 0.71% and 15.9%, respectively, compared to 0.81% and 14.0%, respectively, for the same period in 1999. Net income for the three months ended March 31, 2000 increased 16.1% compared to the same period in 1999.

         The following table summarizes the components of income and expense for the first three months of 2000 and 1999 and the changes in those components for the periods presented.

TABLE 1 - CONDENSED CONSOLIDATED STATEMENTS OF INCOME
UNAUDITED
(IN THOUSANDS)


                                            For the Three Months
                                               Ended March 31,             Change
                                            2000          1999       Amount      Percent
                                     ----------------------------------------------------

Interest income                    $       43,431        32,829     10,602          32.3%

Interest expense                           24,565        17,395      7,170          41.2%
                                     --------------------------------------

Net interest income                        18,866        15,434      3,432          22.2%

Provision for loan losses                   1,546           980        566          57.8%
                                     --------------------------------------

Net interest income after
provision for loan losses                  17,320        14,454      2,866          19.8%

Non-interest income                         2,690         2,479        211           8.5%

Non-interest expense                       14,397        12,000      2,397          20.0%
                                     --------------------------------------

Income before taxes                         5,613         4,933        680          13.8%

Income tax expense                          1,789         1,640        149           9.1%
                                     --------------------------------------

Net income                        $         3,824         3,293        531          16.1%
                                     ======================================

Net Interest Income

          Net interest income is the largest source of United's operating income. Net interest income was $18.9 million for the three months ended March 31, 2000, an increase of 22% over the comparable period in 1999. The increase in net interest income for the first quarter of 2000 is primarily attributable to increases in outstanding average interest bearing assets (both loans and securities) over the comparable prior year period.

         The increase in average outstanding securities is primarily the result of United's leverage program that was initiated during the fourth quarter of 1998. The leverage program was designed to make optimal utilization of United's capital by using borrowed funds to purchase additional securities. The leverage borrowings are principally advances from the Federal Home Loan Bank that are secured by mortgage loans and other investment securities. The securities purchased under the leverage program are primarily mortgage-backed pass-through and other mortgage backed securities, including collateralized mortgage obligations. At March 31, 2000 United had approximately $162 million of earning assets and corresponding borrowings in the leverage program.

         For the three months ended March 31, 2000, the net interest margin (net interest income as a percentage of average interest earning assets) on a tax-equivalent basis was 3.85%, 31 basis points less than the comparable prior year period. The compression of the margin is primarily due to continued general competitive pressures on loan and deposit pricing and the leverage program described above. Although the average prime rate for the first quarter of 2000 was 95 basis points higher than the same period in 2000, the average loan yield decreased by 12 basis points.

      In January 2000, United implemented a strategic initiative designed to improve key financial performance as measured by earnings per share growth, return on average assets and return on average shareholders' equity. A key component of this plan was to address the compression of the net interest margin, which declined by 62 basis points during 1999 as compared with the prior year. Excluding the impact of additional cash reserves held during the fourth quarter of 1999 as a contingency for the Year 2000, the tax-equivalent net interest margin for the first quarter of 2000 was flat compared to the prior quarter.

      The following table shows the relative impact of changes in average balances of interest earning assets and interest bearing liabilities, and interest rates earned (on a fully-tax equivalent basis) and paid by United on those assets and liabilities for the three month periods ended March 31, 2000 and 1999.

 Table 2 - Average Consolidated Balance Sheets and Net Interest Analysis for the Three Months Ended March 31
           Fully Tax-equivalent Basis
          (In Thousands)

                                                           2000                             1999
                                             ------------------------------ ---------------------------------
                                               AVERAGE   INTEREST   AVG.      AVERAGE      INTEREST   AVG.
                                               BALANCE     <F1>     RATE      BALANCE        <F1>     RATE
                                             ------------------------------ ------------ --------------------
Assets:
Interest-earning assets:
  Loans, net of unearned income <F2>    $     1,444,760     34,538   9.61%    1,098,323       26,565   9.73%
  Taxable investments                           484,182      7,849   6.52%      352,126        5,201   5.94%
  Tax-exempt investments                         77,245      1,344   7.00%       77,256        1,376   7.16%
  Federal funds sold
    and other interest income                    14,887        201   5.43%        9,798          139   5.71%
                                             ---------------------          -----------  -----------
TOTAL INTEREST-EARNING ASSETS /
  INTEREST INCOME                             2,021,074     43,932   8.74%    1,537,503       33,281   8.71%
                                             ---------------------          -----------  -----------
NON-INTEREST-EARNING ASSETS:
  Allowance for loan losses                     (17,849)                        (13,090)
  Cash and due from banks                        55,932                          49,640
  Premises and equipment                         47,740                          41,946
  Goodwill and deposit intangibles                9,474                           7,600
  Other assets                                   38,800                          29,492
                                             ----------                     -----------
TOTAL ASSETS                            $     2,155,171                       1,653,091
                                             ==========                     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing deposits:
    Transaction accounts                $       342,490      3,350   3.93%      305,187        2,667   3.51%
    Savings deposits                             75,355        545   2.91%       63,186          626   3.98%
    Certificates of deposit                   1,063,407     15,290   5.78%      742,878       10,312   5.58%
                                             ---------------------          -----------  -----------
    Total interest-bearing deposits           1,481,252     19,185   5.21%    1,111,251       13,605   4.92%
                                             ---------------------          ------------------------
Federal Home Loan Bank advances                 289,777      4,094   5.68%      209,866        2,665   5.11%
Federal funds purchased and
   repurchase agreements                         31,404        440   5.64%       48,656          563   4.65%
Long-term debt and other borrowings <F3>         40,451        846   8.41%       27,283          562   8.28%
                                             ---------------------          -----------  -----------
  Total borrowed funds                          361,632      5,380   5.98%      285,805        3,790   5.33%
                                             ---------------------          -----------  -----------
TOTAL INTEREST-BEARING LIABILITIES /
  INTEREST EXPENSE                            1,842,884     24,565   5.36%    1,397,056       17,395   5.01%
NON-INTEREST-BEARING LIABILITIES:
  Non-interest-bearing deposits                 190,423                         155,429
  Other liabilities                              25,166                           5,231
                                             ----------                     -----------
  Total liabilities                           2,058,473                       1,557,716
                                             ----------                     -----------
Stockholders' equity                             96,698                          95,375
                                             ----------                     -----------
TOTAL LIABILITIES
  AND STOCKHOLDERS' EQUITY              $     2,155,171                       1,653,091
                                             ==========                     ===========
Net interest-rate spread                                             3.38%                             3.70%
Impact of non-interest bearing
  sources and other changes in
  balance sheet composition                                          0.47%                             0.46%
                                                                   ------                            ------
NET INTEREST INCOME /
  MARGIN ON INTEREST-EARNING ASSETS <F4>                    19,367   3.85%                    15,886   4.16%
                                                            =============                     =============

<F1>     Interest  income on tax-exempt  securities and loans has been increased by 50% to reflect comparable interest on taxable securities.
<F2>     For  computational  purposes,  includes  non-accrual loans and mortgage loans held for sale.
<F3>     Includes Trust Preferred Securities.
<F4>     Tax equivalent net interest  income as a percentage of average  earning assets

         The following table shows the relative impact on net interest income of changes in the average outstanding balances (volume) of earning assets and interest bearing liabilities and the rates earned and paid by United on such assets and liabilities. Variances resulting from a combination of changes in rate AND volume are allocated in proportion to the absolute dollar amounts of the change in each category.

Table 3 - Change in Interest Income and Expense On a Tax Equivalent Basis Unaudited
(In Thousands)

                                                   Three Months Ended March 31
                                                      2000 Compared to 1999
                                                        Increase (Decrease)
                                                  in Interest Income and Expense
                                                        Due to Changes In:
                                                  Volume     Rate         Total
                                                --------- ----------  -------------
Interest-earning assets:
Loans                                        $     8,285       (312)         7,973
Taxable investments                                2,101        547          2,648
Tax-exempt investments                                 -        (32)           (32)
Federal funds sold
  and other interest income                           69         (7)            62
                                                --------  ---------   ------------
TOTAL INTEREST-EARNING ASSETS                     10,455        196         10,651

INTEREST-BEARING LIABILITIES:
Transaction accounts                                 346        337            683
Savings deposits                                     107       (188)           (81)
Certificates of deposit                            4,596        382          4,978
                                                --------  ---------   ------------
  Total interest-bearing deposits                  5,049        531          5,580
FHLB advances                                      1,103        326          1,429

Federal funds purchased and
   repurchase agreements                            (226)       103           (123)
Long-term debt and other borrowings                  275          9            284
                                                --------  ---------   ------------
  Total borrowed funds                             1,152        438          1,590
                                                --------  ---------   ------------
TOTAL INTEREST-BEARING LIABILITIES                 6,201        969          7,170
                                                --------  ---------   ------------
INCREASE (DECREASE)
  IN NET INTEREST INCOME                     $     4,254       (773)         3,481
                                                ========  =========   ============



PROVISION FOR LOAN LOSS

           The provision for loan losses was $1.5 million, or 0.43% of average loans on an annualized basis, for the three months ended March 31, 2000, compared with $980 thousand, or 0.36% of average loans, for the same period in 1999. Net loan charge-offs for the first three months of 2000 were $346,000, or 0.10% of average loans on an annualized basis, compared to $85 thousand, or 0.03% of average loans on an annualized basis, for the same period in 1999. The provision for loan losses and allowance for loan losses reflect management's consideration of the various risks in the loan portfolio. Additional discussion of loan quality and the allowance for loan losses in provided in the ASSET QUALITY discussion section of this proxy statement.

Non-interest Income

          Non-interest income for the three months ended March 31, 2000 was $2.7 million, an increase of $193,000, or 8%, over the comparable 1999 period. Service charges on deposit accounts, which represent the largest component of non-interest income, totaled $1.5 million for the first three months of 2000, an increase of $309 thousand, or 27%, compared to the same period in 1999. This increase is primarily attributed to an increase in the number and volume of transaction deposit accounts.

            Mortgage  banking  revenue  for  the  first  three  months  of  2000 decreased by $228,000, or 51%, compared with the same period in 1999. This decrease is primarily attributable to increased mortgage loan interest rates and the corresponding decline in demand for mortgage refinance loans.

         Other non-interest income totaled $974,000 for the three months ended March 31,2000, an increase of $112,000 million, or 13%, compared to the same period in 1999. The following table summarizes the components of other non-interest income for the first three months of 2000 and 1999 and the changes in those components for the periods presented:

Table 4 -Other Non-interest Income
(In Thousands)

                                                 For the Three Months Ended
                                          March 31,                         Change
                                            2000           1999       Amount    Percent
                                       ------------------------------------------------
Trust and brokerage fees                        209         169          40        24%
ATM fees                                        134         105          29        28%
Bank-owned life insurance                       139          96          43        45%
Insurance commissions                            38           -          38        n/m
Credit insurance                                179         223         (44)      -20%
Safe deposit box fees                            78          57          21        37%
Gain on sale of loans                             9          40         (31)      -78%
Other                                           188         172          16         9%
                                       ------------------------------------
   Total other non-interest income              974         862         112        13%
                                       ====================================
n/m - not meaningful

         The growth in trust and brokerage revenue is primarily attributable to an increase in the number of retail brokerage sale representatives and an increase in the amount of trust assets under management. The improvement in ATM fees is attributable to an increase in the number of ATM machines in service and an increase in the surcharge fee charged to non-customers implemented in February 1999. The increase in bank-owned life insurance revenue is a result of the growth of the underlying insurance policies' cash value since the first quarter of 1999 and corresponding increase in policy appreciation earnings. The increase in insurance commission revenue of $38,000 reflects commissions earned by United on sales of insurance products through its wholly-owned subsidiary, United Agencies, Inc., which actively commenced operations during the second quarter of 1999.

         The decrease in credit life insurance is primarily attributable to slower loan growth during the first quarter of 2000 at United's consumer finance company subsidiaries. During the first quarter of 2000 such outstanding loans declined by $996,000, compared with an increase of $1.8 million during the same period in 1999.

         Gains on the sale of loans recorded during the first quarter of 2000 were 78% lower than the same period in 1999. The first quarter 1999 results for this income category reflect a one-time gain of approximately $40 thousand on the sale of SBA loans.

Non-interest Expense

           For the three months ended March 31, 2000, non-interest expense totaled $14.4 million, an increase of $2.4 million, or 20%, from the same period in 1999.

         Salary and employee benefit expense, which represents the single largest component of non-interest expense, increased by $1.3 million, or 19%, compared with the same period in 1999. This increase is primarily attributable staff additions made to accommodate the growth of United's customer base, including staff obtained with the acquisition of Adairsville Bancshares, Inc. effective April 1, 1999; general merit increases awarded annually in April each year; and, an increase in the cost of group health insurance coverage.

         Occupancy and equipment expense for the first three months of 2000 totaled $2.6 million, an increase of $480,000, or 23%, over the same period in 1999. This increase is primarily attributable to the opening of new bank offices in three markets and the acquisition of Adairsville.

         Other non-interest expense for the three months ended March 31, 2000 was $3.7 million, an increase of 19% over the same period in 1999. This increase in primarily attributable to increases in stationery and supply expense and communications expense due to the increase in the number of bank offices and the growth of existing offices. Amortization expense for intangible assets, which is included in other non-interest expense, increase by $50,000 during the first three months of 2000 compared with the same period in 1999 as a result of purchase acquisition of Adairsville.

         The efficiency ratio, which is a measure of operating expenses excluding one-time expenses as a percentage of operating revenues excluding one-time gains, was 66.8% for the three months ended March 31, 2000, a three basis point improvement compared with the same period in 1999.

Income Taxes

          Income tax expense increased by $149,000, or 9%, during the first three months of 2000 as compared to the same period in 1999. The effective tax rate (income tax expense as a percentage of pre-tax net income) for the three months ended March 31, 2000 was 31.9%, compared to 33.2% for comparable 1999 period.

Investment Securities

         AVERAGE SECURITIES FOR THE FIRST THREE MONTHS OF 2000 WERE $561 MILLION, AN INCREASE OF $132 MILLION, OR 31%, OVER THE COMPARABLE 1999 PERIOD. AS OF MARCH 31, 2000, UNITED HAD $162 MILLION OF SECURITIES AND BORROWINGS RELATED TO THE LEVERAGE PROGRAM, COMPARED WITH $164 MILLION AT YEAR-END 1999 AND $148 MILLION AT MARCH 31, 1999. MANAGEMENT DOES NOT EXPECT TO INCREASE THE LEVEL OF SECURITIES AND RELATED BORROWINGS IN THE LEVERAGE PROGRAM DURING THE REMAINDER OF 2000.

Loans

          United experienced annualized loan growth of 17% for the three-month period ended March 31, 2000. Total loans, net of unearned income, totaled $1.5 billion at March 31, 2000, compared to $1.4 billion at December 31, 1999. The loan growth experienced during the first three months of 2000 is attributed to continued robust economic conditions in United's market areas and corresponding strong demand for loans. Average loans for the three months ended March 31, 2000 were $1.4 billion compared to $1.1 billion for the comparable 1999 period, representing an increase of $346 million, or 32%. The average tax-equivalent yield on loans (including mortgage loans held for sale) for the three months ended March 31, 2000 was 9.61%, compared to 9.73% for the same period in 1999. This decrease is attributed to continued competitive pricing pressures for loans in the market areas where United operates.

Asset Quality

         Non-performing assets, which include non-accrual loans, loans past-due 90 days or more and still accruing interest and other real estate owned totaled $2.9 million at March 31, 2000, compared to $2.4 million at December 31, 1999.

Total non-performing loans at March 31, 2000 increased by $373,000 over the year-end 1999 level. Non-performing loans at March 31, 2000 consist primarily of loans secured by real estate that are generally well secured and in the process of collection. Other real estate owned at March 31, 2000 totaled $752,000, compared to $541,000 at December 31, 1999, and comprised six properties.

           Management classifies loans as non-accrual when principal or interest is 90 days or more past due and the loan is not sufficiently collateralized and in the process of collection. Once a loan is classified as non-accrual, it cannot be reclassified as an accruing loan until all principal and interest payments are brought current and the prospects for future payments in accordance with the loan agreement appear relatively certain. Foreclosed properties held as other real estate owned are recorded at the lower of United's recorded investment in the loan or market value of the property less expected selling costs.

         The following table presents information about United's non-performing assets, including asset quality ratios.

TABLE 5- NON-PERFORMING ASSETS
(IN THOUSANDS)

                                                           March 31,          December 31,          March 31,
                                                             2000                 1999                1999
                                                      -------------------------------------------------------
Non-accrual loans                                   $       1,946                1,370               1,346
Loans past due 90 days or more and
    still accruing                                            247                  450                 413
                                                      ----------------------------------------------------
    Total non-performing loans                              2,193                1,820               1,759
Other real estate owned                                       752                  541                 809
                                                      ----------------------------------------------------
     Total non-performing assets                    $       2,945                2,361               2,568
                                                      ====================================================

Total non-performing loans as a percentage
     of total loans                                         0.15%                0.13%               0.15%
Total non-performing assets as a percentage
     of total assets                                        0.14%                0.11%               0.14%

         At March 31, 2000 United had approximately $5.5 million of outstanding loans that were not included in the past-due or non-accrual categories, but for which management had knowledge that the borrowers were having financial difficulties. Although these difficulties are serious enough for management to be uncertain of the borrowers' ability to comply with the original repayment terms of the loans, no losses are anticipated at this time in connection with them based on current market conditions, cash flow generation and collateral values. These loans are subject to routine management review and are considered in determining the adequacy of the allowance for loan losses.

           The allowance for loan losses at March 31, 2000 totaled $18.9 million, an increase of $1.2 million, or 7%, from December 31, 1999. The ratio of allowance for loan losses to total loans at March 31, 2000 was 1.30%, compared with 1.35% at March 31, 1999 and 1.27% at December 31, 1999. At March 31, 2000 and December 31, 1999 the ratio of allowance for loan losses to total non-performing loans was 863% and 974%, respectively.

         The following table provides an analysis of the changes in the allowance for loan losses for the three months ended March 31, 2000 and 1999.

Table 6 -  Summary of Loan Loss Experience
(In Thousands)

                                                                            Three Months Ended
                                                                       March 31
                                                                         2000               1999
                                                                   --------------------------------------
Balance beginning of period                                      $            17,722              12,680
Provision for loan losses                                                      1,546                 980
Balance acquired from subsidary at acquisition                                     -               1,822
Loans charged-off                                                               (533)               (170)
Charge-off recoveries                                                            187                  85
                                                                   --------------------------------------
Net charge-offs                                                                 (346)                (85)
                                                                   --------------------------------------
Balance end of period                                            $            18,922              15,397
                                                                   ======================================


                                                                       March 31,           December 31,
Total loans:                                                             2000                   1999
                                                                   --------------------------------------
   At period end                                                 $         1,459,469           1,400,360
   Average (three months for 2000)                               $         1,441,126           1,237,892
As a percentage of average loans:
   Net charge-offs (annualized basis for 2000)                                 0.10%               0.15%
   Provision for loan losses (annualized basis for 2000)                       0.43%               0.41%
Allowance as a percentage of period end loans                                  1.30%               1.27%
Allowance as a percentage of non-performing loans                               863%                974%


         Management believes that the allowance for loan losses at March 31, 2000 is sufficient to absorb losses inherent in the loan portfolio. This assessment is based upon the best available information and does involve a degree of uncertainty and matters of judgment. Accordingly, the adequacy of the loan loss reserve cannot be determined with precision and could be susceptible to significant change in future periods.



Deposits and Borrowed Funds

           Total average non-interest bearing deposits for the three months ended March 31, 2000 were $190 million, an increase of $35 million, or 23%, from the same period in 1999. For the three months ended March 31, 2000, total average interest bearing deposits were $1.7 billion, an increase of $405 million, or 32%, from the comparable 1999 period.

           At March 31, 2000, United had $59 million of brokered certificates of deposit issued compared with $70 million at year-end 1999. Average certificates of deposit for the three months ended March 31, 2000 increased by $321million, or 43%, over the same period in 1999; brokered deposits represented $63 million, or 20%, of the total increase.

           Total average borrowed funds for the three months ended March 31, 2000 were $362 million, an increase of $76 million, or 27%, from the comparable 1999 period. Most of this increase is attributed to increased net borrowings from the Federal Home Loan Bank and was utilized to fund growth of the loan portfolio. At March 31, 2000, United had aggregate Federal Home Loan Bank borrowings of approximately $310 million.

ASSET/LIABILITY MANAGEMENT

          United's financial performance is largely dependent upon its ability to manage market interest rate risk, which can be further defined as the exposure of United's net interest income to fluctuations in interest rates. Since net interest income is the largest component of United's earnings, management of interest rate risk is a top priority. United's risk management program includes a coordinated approach to managing interest rate risk and is governed by policies established by the Asset/Liability Management Committee, which is comprised of members of United's senior management team. The Asset/Liability Management Committee meets regularly to evaluate the impact of market interest rates on the assets, liabilities, net interest margin, capital and liquidity of United and to determine the appropriate strategic plans to address the impact of these factors.

          United's balance sheet structure is primarily short-term with most assets and liabilities either repricing or maturing in five years or less. Management monitors the sensitivity of net interest income to changes in market interest rates by utilizing a dynamic simulation model. This model measures net interest income sensitivity and volatility to interest rate changes based on assumptions which management believes are reasonable. Factors considered in the simulation model include actual maturities, estimated cash flows, repricing characteristics, deposit growth and the relative sensitivity of assets and liabilities to changes in market interest rates. The simulation model considers other factors that can impact net interest income, including the mix of earning assets and liabilities, yield curve relationships, customer preferences and general market conditions. Utilizing the simulation model, management can project the impact of changes in interest rates on net interest income.

         At March 31, 2000, United's simulation model indicated that net interest income would increase by 3.24% if interest rates increased by 200 basis points and would decrease by 4.80% if interest rates fell by the same amount. Both of the simulation results are within the limits of United's policy, which permits an expected net interest income impact within a range of plus 10% and minus 10% for any 200 basis point increase or decrease in rates.

          In order to assist in achieving a desired level of interest rate sensitivity, United has entered into off-balance sheet contracts that are considered derivative financial instruments. Derivative financial instruments can be a cost and capital effective means of modifying the repricing characteristics of on-balance sheet assets and liabilities. United requires that all contract counterparties have an investment grade or better credit rating. These contracts include interest rate swap contracts in which United pays a variable rate based on Prime Rate and receives a fixed rate on a notional amount and interest rate cap contracts for which United pays an up-front premium in exchange for a variable cash flow if interest rates exceed the cap rate. United did not enter into any new derivative financial instrument contracts during the first quarter of 2000.

         The following table presents United's cap contracts at March 31, 2000. At that date, the cap contracts had an aggregate book value of $316 thousand.

Table 7 - Cap Contracts as of  March 31, 2000
(In Thousands)

                                      NOTIONAL      CONTRACT           CONTRACT    FAIR
               Maturity                Amount         Index               Rate     Value
             -----------------------------------------------------------------------------
               August 31, 2001           5,000        Prime             10.00%          10
               August 27, 2001          20,000        Prime             10.00%          49
            September 18, 2003          10,000    3 Month LIBOR          5.50%         511
               January 4, 2004          10,000        Prime              7.75%         543
                                   -----------                                     -------
                         Total          45,000                                       1,113
                                   ===========                                     =======

         The following table presents United's swap contracts as of March 31, 2000.

TABLE 8 - SWAP CONTRACTS AS OF  MARCH 31, 2000
(IN THOUSANDS)

                                       NOTIONAL        RATE       RATE         FAIR
                  Maturity              Amount       Received     Paid         Value
              -----------------------------------------------------------------------
                 April 2, 2001          15,000        8.41%       9.00%        (197)
                 April 5, 2001          10,000        9.50%       9.00%         (28)
                   May 8, 2001          10,000        8.26%       9.00%        (155)
                  June 7, 2001          10,000        8.69%       9.00%        (132)
                 July 27, 2001          10,000        8.85%       9.00%         (80)
              October 12, 2001          10,000        9.11%       9.00%        (120)
                  June 7, 2002          10,000        9.05%       9.00%        (119)
                 June 14, 2002          10,000        9.12%       9.00%        (107)
                 June 24, 2002          20,000        8.80%       9.00%        (442)
                 July 29, 2002          25,000        9.04%       9.00%        (316)
               August 10, 2002          10,000        9.60%       9.00%        (104)
             December 23, 2002          10,000        9.19%       9.00%        (231)
                                  -------------------------------------------------
Total/weighted average                 150,000        8.95%       9.00%      (2,031)
                                  =================================================

         Effective January 1, 1999, United adopted Statement of Financial Accounting Standards No. 133 ("Accounting for Derivative Instruments and Hedging Activities"), that requires that all derivative financial instruments be included and recorded at fair value on the balance sheet. Currently, all of United's derivative financial instruments are classified as highly effective fair value hedges. Fair value hedges recognize currently in earnings both the impact of the change in the fair value of the derivative financial instrument and the offsetting impact of the change in fair value of the hedged asset or liability. At March 31, 2000, United's derivative financial instruments had an aggregate negative fair market value of $918,000.
 .
          United requires all derivative financial instruments be used only for asset/liability management or hedging specific transactions or positions, and not for trading or speculative purposes. Management believes that the risk associated with using derivative financial instruments to mitigate interest rate sensitivity is minimal and should not have any material unintended impact on United's financial condition or results of operations.

Capital Resources and Liquidity

         The following table shows United's capital ratios, as calculated under regulatory guidelines, compared to the regulatory minimum capital ratio and the regulatory minimum capital ratio needed to qualify as a "well-capitalized" institution at March 31, 2000 and December 31, 1999:

Table 9 - Capital Ratios


                                           March 31,             December 31,
                                             2000                    1999
                                          ------------------------------------
Leverage ratio                               5.61%                   5.52%
    Regulatory minimum                       3.00%                   3.00%
    Well-capitalized minimum                 5.00%                   5.00%
Tier I risk-based capital                    8.54%                   8.44%
    Regulatory minimum                       3.00%                   3.00%
    Well-capitalized minimum                 6.00%                   6.00%
Total risk-based capital                    10.04%                   9.95%
    Regulatory minimum                       8.00%                   8.00%
    Well-capitalized minimum                10.00%                  10.00%


         Management believes that it is in the best interests of United's shareholders to make optimal use of United's capital by maintaining capital levels that meet the regulatory requirements for "well-capitalized" status but do not result in a significant level of excess capital that is not utilized. In consideration of the asset growth experienced during the past year and expected continued growth during the year 2000, management recommended to United's board of directors in January 2000 that additional capital be raised through the sale of common stock. The Board subsequently approved a public offering of between 350,000 and 450,000 shares at a price of $38.00 per share, which will provide between $13.2 million and $17.0 million of additional capital, net of estimated offering expenses. Management expects to use the net proceeds of the offering, which is expected to be completed during the second quarter of 2000, to inject additional capital into United's subsidiary banks and for other corporate purposes.


          United is currently paying dividends on a quarterly basis and expects to continue making such distributions in the future if results from operations and capital levels are sufficient. The following table presents the cash dividends declared in the first quarter of 2000 and 1999 and the respective payout ratios as a percentage of net income.

Table 10 - Dividend Payout Information


                                  2000                           1999
                      --------------------------      ------------------------
                          Dividend     Payout %          Dividend     Payout %
                      --------------------------      -------------------------
First quarter         $        0.075      15.6%       $        0.05      12.2%


          Liquidity measures the ability to meet current and future cash flow needs as they become due. Maintaining an adequate level of liquid funds, at the most economical cost, is an important component of United's asset and liability management program. United has several sources of available funding to provide the required level of liquidity. United, like most banking organizations, relies primarily upon cash inflows from financing activities (deposit gathering, short-term borrowing and issuance of long-term debt) in order to fund its investing activities (loan origination and securities purchases). The financing activity cash inflows such as loan payments and securities sales and prepayments are also a significant component of liquidity.

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997.

OVERVIEW

         United is a bank holding company registered under the Bank Holding Company Act of 1956 and was incorporated under the laws of the state of Georgia in 1987. All of United's activities are currently conducted by its wholly-owned subsidiaries, which include the following eight banking institutions:


      BANK NAME                                        YEAR ACQUIRED       # OF OFFICES
      ---------                                        -------------       ------------
      United Community Bank                                1988<F1>              7
      Carolina Community Bank                              1990                 14
      Peoples Bank of Fannin County                        1992                  4
      Towns County Bank                                    1992                  1
      White County Bank                                    1995                  2
      First Clayton Bank and Trust                         1997                  1
      Bank of Adairsville                                  1999                  2
      1st Floyd Bank                                       1999                  3
--------------

<F1> Organized as a Georgia banking corporation in 1950.


         United's wholly-owned subsidiaries also include two consumer finance companies, collectively United Family Finance Co. and United Family Finance Co. of North Carolina, as previously defined. United Family Finance Co. and United Family Finance Co. of North Carolina operates four consumer finance offices located in Blue Ridge and Hiawassee, Georgia, and Murphy and Franklin, North Carolina. In addition, United owns an insurance agency, United Agencies, Inc..

         At December 31, 1999, United had total consolidated assets of $2.1 billion, total loans of $1.4 billion, total deposits of $1.6 billion and shareholders' equity of $96 million. United's net income for 1999 was $13.6 million, an increase of $875 million, or 6.9%, from 1998. Diluted earnings per common share increased to $1.66 in 1999, from $1.57 in 1998.

         The following discussion is intended to provide insight into the financial condition and results of operations of United and should be read in conjunction with the consolidated financial statements and accompanying notes.


RECENT DEVELOPMENTS - PENDING MERGERS AND ACQUISITIONS

         On March 3, 2000, United entered into a definitive agreement to acquire North Point Bancshares, Inc. of Dawsonville, Georgia for 958,211 shares of common stock in a transaction that will be accounted for as a pooling of interests. As of December 31, 1999, North Point Bancshares, Inc. had approximately $107 million of total assets, $97 million of total liabilities and $10 million of total equity. The assets included approximately $29 million of investment securities and $62 million of loans, net of allowance for loan losses. Total liabilities included approximately $97 million of deposits, of which $18 million were non-interest bearing demand deposits and $79 million were interest bearing deposits.


         On March 3, 2000, United entered into a definitive agreement to acquire Independent Bancshares, Inc. of Powder Springs, Georgia for 870,595 shares of common stock in a transaction that will be accounted for as a pooling of interests. As of December 31, 1999, Independent Bancshares, Inc. had approximately $145 million of total assets, $132 million of total liabilities and $13 million of total equity. The assets included approximately $26 million of investment securities and $100 million of loans, net of allowance for loan losses. Total liabilities included approximately $123 million of deposits, of which $17 million were non-interest bearing demand deposits and $106 million were interest bearing deposits.



EXPANSIONS AND MERGERS SINCE DECEMBER 31, 1998

         On August 27, 1999 United completed its merger with 1st Floyd Bank of Rome, Georgia, in a tax-free stock exchange. United issued 632,890 shares of common stock in the transaction and recorded merger-related expenses totaling $1.2 million, net of tax. This merger was accounted for as a pooling of interests, and all of the financial statements and ratios contained in this proxy statement have been restated to include the results of 1st Floyd Bank for all periods presented.

         On March 31, 1999, United completed its acquisition of Bank of Adairsville of Adairsville, Georgia. Effective April 1, 1999 the results of operations for Bank of Adairsville were included in United's consolidated statements of income. This acquisition was accounted for as a purchase, for which United recorded a goodwill asset in the amount of approximately $3 million, which is being recognized through charges to expense over a term of 15 years beginning in April, 1999.

         Two new branch offices of the banks were opened for business during 1999. United Community Bank opened a new office in Murrayville, Georgia, which is operated under the trade name of United Community Bank of Hall County. Carolina Community Bank opened a second office in Brevard, North Carolina.

EXPANSIONS PRIOR TO DECEMBER 31, 1998

         Effective January 30, 1998, Peoples Bank of Fannin County assumed deposits totaling $23.4 million and purchased certain assets totaling $3.7 million of a branch bank located in Ellijay, Georgia. This office is now operated under the trade name of United Community Bank of Gilmer County.

         Effective September 12, 1997, United completed the acquisition of First Clayton Bank and Trust in Clayton, Georgia. United issued 646,257 shares of common stock in connection with this merger, which was accounted for as a pooling of interests.

         United also expanded its market area during 1998 and 1997 through de novo branching. Carolina Community Bank opened de novo branch offices in the western North Carolina cities of Etowah and Cherokee during 1998 and Brevard during 1997.

         United Community Bank opened a de novo branch office in Clarkesville, Georgia during 1998 that is operated under the trade name of First Bank of Habersham.

INCOME STATEMENT REVIEW

         Net income was $13.6 million in 1999, an increase of 6.9% from the $12.8 million earned in 1998. Diluted earnings per common share were $1.66 for 1999, compared with $1.57 reported for 1998, an increase of 5.7%. Return on average assets and return on average equity for 1999 were .72% and 14.33%, respectively, compared with .94% and 14.84%, respectively, for 1998.

         The reported net income for 1999 includes after-tax charges of $1.2 million related to the merger with 1st Floyd Bank. Excluding these non-recurring items, net income for 1999 was $14.8 million, an increase of 15.9% over 1998. Diluted earnings per share for 1999, excluding merger-related charges, were $1.80, an increase of 14.5% over 1998. Return on average assets and return on average equity for 1999, exclusive of merger-related charges, were .78% and 15.54%, respectively.

         The following table summarizes the components of income and expense and the changes in those components for the past three years.

Table 1 -  Condensed  Consolidated  Statements  of Income
For the years ended December 31
(In thousands)

                                                            Change                             Change
                                          1999         Amount        %         1998        Amount       %         1997

Interest income                    $         149,740      33,526     28.8%      116,214       22,026    23.4%        94,188
Interest expense                              81,766      21,762     36.3%       60,004       11,534    23.8%        48,470
                                     ----------------------------          --------------------------         --------------
Net interest income                           67,974      11,764     20.9%       56,210       10,492    22.9%        45,718
Provision for loan losses                      5,104       2,492     95.4%        2,612         (202)   -7.2%         2,814
                                     ----------------------------          --------------------------         --------------
Net interest income after
   provision for loan losses                  62,870       9,272     17.3%       53,598       10,694    24.9%        42,904
Non-interest income                           10,836       1,707     18.7%        9,129        1,929    26.8%         7,200
Non-interest expense                          54,165      10,201     23.2%       43,964        9,901    29.1%        34,063
                                     ----------------------------          --------------------------         --------------
Income before income taxes                    19,541         778      4.1%       18,763        2,722    17.0%        16,041
Income tax expense                             5,893         (97)    -1.6%        5,990        1,003    20.1%         4,987
                                     ----------------------------          --------------------------         --------------
Net income                         $          13,648         875      6.9%       12,773        1,719    15.6%        11,054
                                     ============================          ==========================         ==============

The individual components of income and expense are discussed in further detail below.

NET INTEREST INCOME

         Net interest income (the difference between the interest earned on assets and the interest paid on deposits and liabilities) is the single largest component of United's operating income. United actively manages this income source to provide an optimal level of income while balancing interest rate, credit and liquidity risks. Net interest income totaled $68.0 million in 1999, an increase of $11.8 million, or 21%, from the level recorded in 1998. Net interest income for 1998 increased $10.5 million, or 23%, over the 1997 level. On a fully tax-equivalent basis, net interest income was $70.0 million in 1999, compared with $57.9 million in 1998 and $47.0 million in 1997.

         In 1999, average interest earning assets increased $503 million, or 40%, over the 1998 amount. This increase was primarily due to the increased volume of loans and to increased securities acquired as part of United's leverage program. Average loans outstanding for 1999 were $1.2 billion, compared with $956 million in 1998. Average interest bearing liabilities for 1999 increased $488 million, or 43%, over the 1998 average balance. This increase was primarily due to an increase in the level of average interest bearing deposits of $256 million, or 25%, and an increase in borrowed funds of $232 million, or 204%. Approximately $150 million of the increased in average borrowed funds were in conjunction with United's leverage program, which is explained in detail in the Investment Securities section of this discussion. The majority of new borrowings were fixed and floating rate advances from the Federal Home Loan Bank
(FHLB) that were at a funding cost competitive with the banks' current certificate of deposit rates. Additional information regarding the FHLB advances is provided in note 7 of the consolidated financial statements.

         The banking industry uses two key ratios to measure relative profitability of net interest income. The net interest rate spread measures the difference between the average yield on earning assets and the average rate paid on interest bearing liabilities. The interest rate spread eliminates the impact of non-interest bearing deposits and gives a direct perspective on the effect of market interest rate movements. The net interest margin is defined as net interest income as a percent of average total earning assets and takes into account the positive impact of investing non-interest bearing deposits.

         United's net interest spread was 3.55% in 1999, 4.04% in 1998 and 4.05% in 1997, while the net interest margin (on a tax-equivalent basis) was 3.98% in 1999, 4.60% in 1998 and 4.66% in 1997. The 62 basis point decrease in the net interest margin from 1998 to 1999 is primarily attributed to the following: the narrower spread on the assets and associated liabilities in the leverage program; the increased reliance on borrowed funds; increased competitive pricing pressure on loans and deposits; increased cash balance held for Year 2000 contingency and the impact of bank-owned life insurance revenue recorded as non-interest income.

         The average cost of interest bearing liabilities for 1999 was 5.07%, a decrease of 27 basis points from 1998. Core deposits, which include transaction accounts, savings accounts and non-brokered certificates of deposit less than $100,000, represented approximately 77% of total deposits in 1999, a decrease from 82% in 1998.

         The following table shows, for the past three years, the relationship between interest income and expense and the average balances of interest earning assets and interest bearing liabilities.

Table 2 - Average Consolidated Balance Sheets and Net Interest Analysis For the Years Ended December 31
Fully tax-equivalent basis
(in thousands)

                                                 1999                        1998                       1997
                                       ------------------------- --------------------------- --------------------------
                                        Average  Interest Avg.     Average   Interest Avg.    Average   Interest Avg.
                                        Balance    <F1>   Rate     Balance     <F1>   Rate    Balance     <F1>   Rate
                                       ------------------------- --------------------------- --------------------------
Assets:
Interest-earning assets:
  Loans, net of unearned income <F2>     $21,242,418  119,669 9.63%     961,763   99,126 10.31%    777,583   80,675 10.38%
  Taxable investments                        417,602   25,285 6.05%     200,457   12,264  6.12%    156,784    9,609  6.13%
  Tax-exempt investments                      80,949    5,795 7.16%      67,067    4,879  7.27%     44,326    3,514  7.93%
  Federal funds sold
    and other interest income                 19,769    1,050 5.31%      28,272    1,644  5.81%     31,077    1,723  5.54%
                                          -------------------       --------------------        -------------------
Total interest-earning assets /
  interest income                          1,760,738  151,799 8.62%   1,257,559  117,913  9.38%  1,009,770   95,521  9.46%
                                          -------------------       --------------------        -------------------
Non-interest-earning assets:
  Allowance for loan losses                  (15,341)                    (11,805)                    (9,854)
  Cash and due from banks                     63,452                      45,176                     30,662
  Premises and equipment                      45,382                      35,331                     24,832
  Other assets                                41,958                      29,042                     22,568
                                           ---------                 -----------                 ----------
Total assets                             $ 1,896,189                   1,355,303                  1,077,978
                                           =========                 ===========                 ==========
Liabilities and Stockholders' Equity
Interest-bearing liabilities:
  Interest-bearing deposits:
    Transaction accounts                 $   323,180   12,237 3.79%     254,016   10,200  4.02%    188,997    7,230  3.83%
    Savings deposits                          70,761    2,008 2.84%      54,248    1,520  2.80%     45,063    1,238  2.75%
    Certificates of deposit                  872,077   48,414 5.55%     701,722   41,423  5.90%    604,989   36,309  6.00%
                                         --------------------        --------------------        -------------------
    Total interest-bearing deposit         1,266,018   62,659 4.95%   1,009,986   53,143  5.26%    839,049   44,777  5.34%
                                         --------------------       --------------------        -------------------
Federal Home Loan Bank advances              249,755   13,096 5.24%      90,834    5,010  5.52%     39,615    2,382  6.01%
Long-term debt and other borrowings <F3>      95,866    6,011 6.27%      22,922    1,851  8.08%     17,697    1,311  7.41%
                                         --------------------       --------------------        -------------------
  Total borrowed funds                       345,621   19,107 5.53%     113,756    6,861  6.03%     57,312    3,693  6.44%
                                         --------------------       --------------------        -------------------
Total interest-bearing liabilities /
  interest expense                         1,611,639   81,766 5.07%   1,123,742   60,004  5.34%    896,361   48,470  5.41%
Non-interest-bearing liabilities:
  Non-interest-bearing deposits              181,843                    135,439                    100,593
  Other liabilities                            7,454                     10,040                      9,903
                                           ---------                -----------                 ----------
  Total liabilities                        1,800,936                  1,269,221                  1,006,857
                                           ---------                 -----------                 ----------
Stockholders' equity                         95,253                      86,082                     71,121
                                           ---------                 -----------                 ----------
Total liabilities
  and stockholders' equity               $ 1,896,189                  1,355,303                  1,077,978
                                           =========                 ===========                 ==========
Net interest-rate spread                                      3.55%                       4.04%                      4.05%
Impact of non-interest bearing
  sources and other changes in
  balance sheet composition                                   0.43%                       0.56%                      0.61%
                                                             ------                     -------                    -------
Net interest income /
  margin on interest-earning assets <F4>              70,033 3.98%               57,909  4.60%              47,051  4.66%
                                                   ================            ================           ================

<F1>     Interest  income on tax-exempt  securities and loans has been increased by 50% to reflect comparable interest on taxable securities.
<F2>     For  computational  purposes,  includes  non-accrual loans and mortgage loans held for sale.
<F3>     Includes Trust Preferred Securities.
<F4>     Tax equivalent net interest  income as a percentage of average  earning assets

         The following table shows the relative impact on net interest income of changes in the average outstanding balances (volume) of earning assets and interest bearing liabilities and the rates earned and paid by United on such assets and liabilities. Variances resulting from a combination of changes in rate AND volume are allocated in proportion to the absolute dollar amounts of the change in each category.

Table 3 - Change in Interest Income and Expense on a Tax Equivalent Basis (in thousands)

                                                   1999 Compared to 1998                   1998 Compared to 1997
                                                    Increase (decrease)                      Increase (decrease)
                                              in interest income and expense          in interest income and expense
                                                       due to changes in:                    due to changes in:
                                               Volume       Rate        Total         Volume       Rate        Total
                                             -------------------------------------  -------------------------------------
Interest-earning assets:
Loans                                    $        27,380      (6,837)      20,543        19,109        (658)      18,451
Taxable investments                               13,149        (128)      13,021         2,677         (22)       2,655
Tax-exempt investments                               995         (79)         916         1,803        (438)       1,365
Federal funds sold
  and other interest income                         (461)       (133)        (594)         (156)         77          (79)
                                             -------------------------------------  -------------------------------------
Total interest-earning assets                     41,063      (7,177)      33,886        23,433      (1,041)      22,392

Interest-bearing liabilities:
Transaction accounts                               2,646        (609)       2,037         2,487         483        2,970
Savings deposits                                     468          20          488           252          30          282
Certificates of deposit                            9,575      (2,584)       6,991         5,806        (692)       5,114
                                             -------------------------------------  -------------------------------------
  Total interest-bearing deposits                 12,689      (3,173)       9,516         8,545        (179)       8,366
FHLB advances                                      8,345        (259)       8,086         3,080        (452)       2,628
Long-term debt and other borrowings                4,660        (500)       4,160           387         153          540
                                             -------------------------------------  -------------------------------------
  Total borrowed funds                            13,005        (759)      12,246         3,467        (299)       3,168
                                             -------------------------------------  -------------------------------------
Total interest-bearing liabilities                25,694      (3,932)      21,762        12,012        (478)      11,534
                                             -------------------------------------  -------------------------------------
Increase (decrease)
  in net interest income                 $        15,369      (3,245)      12,124        11,421        (563)      10,858
                                             =====================================  =====================================

PROVISION FOR LOAN LOSSES

         The provision for loan losses in 1999 was $5.1 million, compared with $2.6 million in 1998 and $2.8 million in 1997. As a percentage of average outstanding loans, the provisions recorded for 1999, 1998 and 1997 were .41%,
 .27% and .36%, respectively. Net loan charge-offs as a percentage of average outstanding loans for 1999 were .15%, compared with .10% for 1998 and .05% for 1997. The increase in the provision for loan loss in 1999 is primarily attributed to growth in the loan portfolio and the increased level of net charge-offs.

         The provision for loan losses is based on management's evaluation of inherent risks in the loan portfolio and the corresponding analysis of the allowance for loan losses. Additional discussion on loan quality and the allowance for loan losses is included in the ASSET QUALITY section of this proxy statement.

NON-INTEREST INCOME

         Total non-interest income for 1999 was $10.8 million, compared with $9.1 million in 1998 and $7.2 million in 1997. The following table presents the components of non-interest income for 1999, 1998 and 1997.

Table 4 - Non-interest Income
(in thousands)

                                                  ------------------------------------------------------------------
                                                                      Years Ended December 31,
                                                  ------------------------------------------------------------------
                                                      1999       % Change       1998       % Change        1997
--------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts           $          5,161          22%        4,227           15%        3,681
Mortgage loan and related fees                           1,638         -10%        1,822           57%        1,157
ATM fees                                                   539          69%          319           40%          228
Insurance commissions                                    1,027          53%          672          159%          259
Trust and brokerage revenue                                622          46%          427          132%          184
Gains (losses) on securities sales, net                    543         -32%          804            9%          737
Safe deposit box rental                                    219          26%          174           16%          150
Bank-owned life insurance                                  395          n/m            -           n/m            -
Other                                                      692           1%          684          -15%          804
                                                  ------------------------------------------------------------------
     Total                                    $         10,836          19%        9,129           27%        7,200
                                                  ==================================================================

         The primary source of non-interest income for United is service charges and fees on deposit accounts held by the banks. Total deposit service charges and fees for 1999 were $5.2 million, or 48% of total non-interest income, compared with $4.2 million, or 46% of total non-interest income in 1998. The growth of deposit service charge and fee revenue for 1999 and 1998 was primarily due to the increase in the number of deposit accounts.

         Net gains on the sale of securities totaled $543,000 for 1999, compared with $804,000 for 1998 and $737 in 1997. The gains in 1999 were primarily related to the sale of an equity security. Securities gains recognized during 1998 and 1997 gains were primarily the result of a general decline in interest rates coupled with management's decision to shift a portion of the balance of the securities portfolios of the banks to higher yielding mortgage securities.

         Mortgage loan and related fees for 1999 were $1.6 million, a decrease of 10% compared with 1998. This decrease was primarily due to the higher interest rate environment during 1999 that reduced the market for mortgage refinance loans. Substantially all of the mortgage loan and related fees recorded during 1999 were received as the result of originating approximately $129 million of residential mortgages that were subsequently sold into the secondary market. These loans were all sold with the right to service the loans (the servicing asset) released to the purchaser for a fee. The decrease in mortgage loan and related fees for 1999 was offset by the effect of recognizing $72,000 less in amortization of mortgage servicing rights in 1999 compared with 1998. This reduction of amortization was in response to decreased prepayment levels within the serviced loan portfolio due to higher mortgage market interest rates.

         Trust and brokerage revenue for 1999 was $622,000, an increase of 46% compared with 1998. This increase is primarily attributed to management's continued focus on personal trust business opportunities within the current customer base of the banks.

         Insurance commissions increased $355,000, or 53%, compared with 1998. This increase is primarily attributed to loan growth-related increased credit life sales at United Family Finance Co. and United Family Finance Co. of North Carolina of $198,000 and increased commission revenue for United Agencies, Inc. of $96,000. The revenue increase at United Agencies, Inc. resulted from a one-time commission on the sale of bank-owned life insurance policies to the banks.

         Non-interest income for 1999 also included $395,000 of revenue related to the increase in value of $8.1 million of bank-owned life insurance contracts purchased by United in December 1998.


NON-INTEREST EXPENSE

         Total non-interest expense for 1999 was $54.2 million, compared with $43.9 million in 1998 and $34.1 million in 1997. Non-interest expense for 1999 includes $1.8 million of charges related to the merger with 1st Floyd Bank, primarily for employee contractual obligations, write-off of obsolete equipment and professional fees. The following table presents the components of non-interest expense for the years ended December 31, 1999, 1998 and 1997.

Table 5 - Non-interest Expense
(in thousands)

                                           -------------------------------------------------------------
                                                             Years Ended December 31,
                                           -------------------------------------------------------------
                                              1999      % Change       1998      % Change      1997
--------------------------------------------------------------------------------------------------------
Salaries                               $        23,571         21%       19,435         29%      15,053
Employee benefits                                6,113         19%        5,125         33%       3,861
Occupancy                                        3,193         17%        2,719         30%       2,086
Furniture and equipment                          4,439         41%        3,158         46%       2,169
Communications                                   1,526         29%        1,180         63%         725
Advertising and public relations                 2,331          6%        2,207          2%       2,158
Postage, printing and supplies                   2,710         14%        2,372         33%       1,787
Professional fees                                1,467          2%        1,432         29%       1,110
Amortization of intangibles                        710         39%          509         23%         414
Other expense                                    6,260          7%        5,827         24%       4,700
                                           -------------------------------------------------------------
                                                52,320         19%       43,964         29%      34,063
Merger-related expenses                          1,845                        -                       -
                                           ------------            -------------            ------------
     Total non-interest expense        $        54,165         23%       43,964         29%      34,063
                                           ============            =============            ============

         Total salaries and benefits for 1999, excluding merger-related expenses, increased by 21% over the 1998 level. This increase was primarily due to staff additions for new branch bank offices, staffing increases at existing branches that experienced growth, and the addition of several senior management positions at the holding company during the second half of 1998 and 1999. United had 778 full-time equivalent employees at December 31, 1999, compared with 687 at year-end 1998.

         Total occupancy expense for 1999 increased by 17% compared with 1998. This increase is primarily attributed to the opening of new branch bank offices located in the primary market areas of United during the second half of 1998 and 1999 and the acquisition of Bank of Adairsville.

         Total furniture and equipment expense for 1999, excluding merger-related expenses, increased by 41% compared with 1998. This increase is primarily attributed to the depreciation expense for the wide area computer network, the acquisition of Bank of Adairsville and expense associated with the operation of new branch bank offices.

         Communications expense, which includes data circuit costs, local phone service, long-distance service and cellular service increased by 29% during 1999 and 63% during 1998. These increases were both primarily due to the new facilities opened since 1997 and new expenses associated with installation and maintenance of frame-relay data circuits that are the communications backbone for United's wide-area computer network.

         Postage, printing and supply expense for 1999 increased by 14% compared with 1998. This increase is a direct result of increases in the number of deposit, loan and trust customers during the year.

         Amortization of intangible assets in 1999 increased 39% compared with 1998. This increase is attributed to the amortization of the goodwill asset related to the acquisition of Bank of Adairsville in March 1999. Additional information regarding United's accounting policy for goodwill and deposit-based intangible assets is included in the notes to the consolidated financial statements.

         The efficiency ratio measures a bank's total operating expenses as a percentage of net interest income (before provision for loan losses) and non-interest income, excluding net gains or losses on the sale of securities and merger-related expenses. United's efficiency ratio for 1999 was 66.9%, compared with 68.1% in 1998 and 65.2% in 1997.

         During 1999 United recognized $1.8 million of expenses related to the merger with 1st Floyd Bank. These charges consisted of compensation expense ($692,000); equipment write-offs ($424,000); professional fees ($522,000) and, other expense ($207,000). At December 31, 1999, $455,000 of the total $1.8 million merger charge was recorded as an accrued liability.


INCOME TAXES

         United had income tax expense of $5.9 million in 1999, compared with $6.0 million in 1998 and $5.0 million in 1997. United's effective tax rates (tax expense expressed as a percentage of pre-tax net income) for 1999, 1998 and 1997 were 30.2%, 31.9% and 31.1%, respectively. These effective rates are lower than the statutory Federal tax rate primarily because of interest income on certain investment securities and loans that is exempt from income taxes. Additional information regarding United's income taxes can be found in note 11 to the consolidated financial statements.


BALANCE SHEET REVIEW

         Total assets at December 31, 1999 were $2.1 billion, an increase of $541 million, or 34%, from December 31, 1998. On an average basis, total assets increased $541 million, or 40%, from 1998 to 1999. Average interest earning assets for 1999 were $1.8 billion, compared with $1.3 million for 1998, an increase of 40%.

LOANS

         Total loans averaged $1.2 billion in 1999, compared with $956 million in 1998, an increase of 29%. At December 31, 1999, total loans were $1.4 billion, an increase of $339 million, or 32%, from December 31, 1998. Over the past five years, United has experienced strong loan growth in all markets, with particular strength in loans secured by real estate, both residential and non-residential. The following table presents a summary of the loan portfolio by category over that period.

Table 6 - Loans Outstanding
(in thousands)

                                                                                December 31,
                                                      1999           1998            1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------
Commercial                                     $        125,245         109,647        119,262       110,402        68,427
Real estate - construction                              161,774         121,900         83,528        55,045        31,663
Real estate - mortgage                                  969,385         694,561        545,556       390,294       300,666
Consumer                                                143,956         135,057        124,153       106,504        88,504
                                                 --------------------------------------------------------------------------
   Total loans                                 $      1,400,360       1,061,165        872,499       662,245       489,260
                                                 ==========================================================================

As a percentage of total loans:
   Commercial                                              8.9%           10.3%          13.7%         16.7%         14.0%
   Real estate - construction                             11.6%           11.5%           9.6%          8.3%          6.5%
   Real estate - mortgage                                 69.2%           65.5%          62.5%         58.9%         61.4%
   Consumer                                               10.3%           12.7%          14.2%         16.1%         18.1%
                                                 --------------------------------------------------------------------------
       Total                                             100.0%          100.0%         100.0%        100.0%        100.0%
                                                 ==========================================================================


         Substantially all of United's loans are to customers located in Georgia and North Carolina, in the immediate market areas of the banks. This includes loan customers who have a seasonal residence in the banks' market areas. The following table indicates United's loans by specific collateral type or loan purpose as of December 31, 1999:

Table 7 - Loans by Collateral Type or Purpose
(in thousands)

                                                                      Percent of
                                                                      Total Loans
                                                                      ------------
Secured by real estate:
    Residential first liens                     $         506,729           36.1%
    Residential second liens                               27,177            1.9%
    Home equity lines of credit                            53,191            3.8%
    Construction and land development                     161,774           11.6%
    Non-farm, non-residential                             355,269           25.4%
    Farmland                                               16,173            1.2%
    Multi-family residential                               10,846            0.8%
                                                   ---------------    ------------
      Total real estate                                 1,131,159           80.8%
                                                   ---------------    ------------

Other loans:
    Commercial and industrial                             105,221            7.5%
    Agricultural production                                 9,923            0.7%
    States and municpalities                               10,101            0.7%
    Consumer installment loans                            136,983            9.8%
    Credit cards and other revolving credit                 6,973            0.5%
                                                   ---------------    ------------
       Total other loans                                  269,201           19.2%
                                                   ---------------    ------------
       Total loans                              $       1,400,360          100.0%
                                                   ===============    ============

         As of December 31, 1999, United's 20 largest credit relationships consisted of loans and loan commitments ranging from $2.4 to $10.0 million, with an aggregate total credit exposure of $77 million. All of these credits have been underwritten in a prudent manner and structured in order to minimize United's potential exposure to loss.

         The following table sets forth the maturity distribution of real estate construction and commercial loans, including the interest rate sensitivity for loans maturing in greater than one year, as of December 31, 1999. United's loan policy does not permit automatic roll-over of matured loans.

Table 8 - Loan Portfolio Maturity
(in thousands)

                                                                                  Rate Structure for Loans
                                                Maturity                          Maturing Over One Year
                                 -------------------------------------------------------------------------
                                   One Year   One through   Over Five                Fixed     Floating
                                    or Less    Five Years     Years      Total       Rate        Rate
----------------------------------------------------------------------------------------------------------
Commercial                    $        61,266       42,493      21,486    125,245      57,214       6,765
Real estate - construction            130,607       31,167           -    161,774       7,581      23,586
                                 -------------------------------------------------------------------------
     Total                    $       191,873       73,660      21,486    287,019      64,795      30,351
                                 =========================================================================

ASSET QUALITY AND RISK ELEMENTS

         United manages asset quality and controls credit risk through diversification of the loan portfolio and the application of policies designed to promote sound underwriting and loan monitoring practices. United's loan administration function is charged with monitoring asset quality, establishing credit policies and procedures and enforcing the consistent application of these policies and procedures at all of the banks.

         The provision for loan losses is the annual cost of providing an adequate allowance for anticipated potential future losses on loans. The amount each year is dependent upon many factors including loan growth, net charge-offs, changes in the composition of the loan portfolio, delinquencies, management's assessment of loan portfolio quality, the value of collateral, and economic factors and trends. The evaluation of these factors is performed by United's credit administration department through an analysis of the adequacy of the allowance for loan losses.

         Reviews of non-performing, past due loans and larger credits, designed to identify potential charges to the allowance for loan losses, as well as determine the adequacy of the allowance, are conducted on a regular basis during the year. These reviews are performed by the responsible lending officers, as well as a separate loan review department, and consider such factors as the financial strength of borrowers, the value of the applicable collateral, past loan loss experience, anticipated loan losses, growth in the loan portfolio, prevailing and anticipated economic conditions and other factors.

         United does not currently allocate the allowance for loan losses to the various loan categories and there were no significant changes in the estimation methods and assumptions used to determine the adequacy of the allowance for loan losses during 1999.

The following table presents a summary of changes in the allowance for loan losses for each of the past five years.

Table 9

                                                                  Years Ended December 31,
                                                       1999       1998       1997      1996       1995
----------------------------------------------------------------------------------------------------------
Balance beginning of period                      $      12,680      10,989     8,536     5,316      4,415
Provision for loan losses                                5,104       2,612     2,814     1,751      1,128
Allowance for loan losses acquired
   from  subsidiary at acquisition date                  1,822           -         -     1,813          -
Amounts charged-off:
     Commercial                                            357         460        73       329        148
     Real estate - construction                              4           -         -         -         24
     Real estate - residential mortgage                    556         233        99        13        337
     Consumer                                            1,936         770       658       361        205
                                                    ------------------------------------------------------
         Total loans charged-off                         2,853       1,463       830       703        714
                                                    ------------------------------------------------------
Recoveries of charged-off loans:
     Commercial                                            167         287        22       251        187
     Real estate - construction                              5           -         -         -          -
     Real estate - residential mortgage                    323          36       296        49        188
     Consumer                                              474         219       151        59        112
                                                    ------------------------------------------------------
          Total recoveries                                 969         542       469       359        487
                                                    ------------------------------------------------------
      Net charge-offs                                    1,884         921       361       344        227
                                                    ------------------------------------------------------
Balance end of period                            $      17,722      12,680    10,989     8,536      5,316
                                                    ======================================================

Total loans:
   At year-end                                   $   1,400,360   1,061,165   872,499   662,245    489,260
   Average                                       $   1,237,892     956,452   773,245   567,456    434,682
As a percentage of average loans:
   Net charge-offs                                       0.15%       0.10%     0.05%     0.06%      0.05%
   Provision for loan losses                             0.41%       0.27%     0.36%     0.31%      0.26%
Allowance as a percentage of year-end loans              1.27%       1.19%     1.26%     1.29%      1.09%
Allowance as a percentage of non-performing loans         974%       1174%      964%      527%       220%

         Management believes that the allowance for loan losses at December 31, 1999 is sufficient to absorb losses inherent in the loan portfolio as of that date based on the best information available, including the credit risks related to the Year 2000 issue described in detail later in this discussion. This assessment involves uncertainty and judgment; therefore, the adequacy of the allowance for loan losses cannot be determined with precision and may be subject to change in future periods. In addition, bank regulatory authorities, as part of their periodic examination of the banks, may require additional charges to the provision for loan losses in future periods if the results of their review warrant.

         Additional information on the process United uses to determine the adequacy of the allowance for loan losses is provided in Part I, Item I of this proxy statement under the heading Loan Review and Non-performing Assets.

NON-PERFORMING ASSETS

         Non-performing loans, which included non-accrual loans and accruing loans past due over 90 days, totaled $1.8 million at year-end 1999, compared with $1.1 million at December 31, 1998. At December 31, 1999, the ratio of non-performing loans to total loans was .13%, compared with .10% at year-end 1998. Non-performing assets, which include non-performing loans and foreclosed real estate, totaled $2.4 million at December 31, 1999, compared with $1.5 million at year-end 1998.

         It is the general policy of the banks to place loans on non-accrual status when, in the opinion of management, the principal and interest on a loan is not likely to be repaid in accordance with the loan terms. When a loan is placed on non-accrual status, interest previously accrued but not collected is reversed against current interest income. Depending on management's evaluation of the borrower and loan collateral, interest on a non-accrual loan may be recognized on a cash basis as payments are received. Loans made by the banks to facilitate the sale of other real estate are made on terms comparable to loans of similar risk.

         There were no commitments to lend additional funds to loan customers with loans on non-accrual status at December 31, 1999. The table below summarizes United's non-performing assets for each of the last five years.

Table 10 - Non-Performing Assets
(in thousands)

                                                                         December 31,
                                                     1999        1998        1997         1996        1995
---------------------------------------------------------------------------------------------------------------
Non-accrual loans                              $        1,370         612         601          992       2,018
Loans past due 90 days or more and
    still accruing                                        450         468         539          628         402
                                                 --------------------------------------------------------------
    Total non-performing loans                          1,820       1,080       1,140        1,620       2,420
Other real estate owned                                   541         424         386          210          65
                                                 --------------------------------------------------------------
     Total non-performing assets               $        2,361       1,504       1,526        1,830       2,485
                                                 ==============================================================

Total non-performing loans as a percentage
     of total loans                                     0.13%       0.10%       0.13%        0.24%       0.49%
Total non-performing assets as a percentage
     of total assets                                    0.11%       0.09%       0.13%        0.20%       0.34%

         At December 31, 1999, United had $5.1 million of loans which were not classified as non-performing but for which known information about the borrowers' financial condition caused management to have concern about the ability of the borrowers to comply with the repayment terms of the loans. These loans were identified through the loan review process described in the ASSET QUALITY AND RISK ELEMENTS section of this discussion above that provides for assignment of a risk rating based on an ten-grade scale to all commercial and commercial real estate loans. Based on the evaluation of current market conditions, loan collateral, other secondary sources of repayment and cash flow generation, management does not anticipate any significant losses related to these loans. These loans are subject to continuing management attention and are considered in the determination of the allowance for loan losses.

INVESTMENT SECURITIES

         The composition of the securities portfolio reflects United's investment strategy of maintaining an appropriate level of liquidity while providing a relatively stable source of income. The securities portfolio also provides a balance to interest rate risk and credit risk in other categories of the balance sheet while providing a vehicle for the investment of available funds, furnishing liquidity, and supplying securities to pledge as required collateral for certain deposits. During 1999, United expanded its leverage program, which uses borrowed funds to purchase investment securities, by approximately $89 million over year-end 1998.

         Total average securities increased 86% during 1999 and 33% during 1998. The following table shows the carrying value of United's securities, by security type, as of December 31, 1999, 1998 and 1997.

Table 11 - Carrying Value of Securities
(in thousands)

                                                                    December 31,
                                                        1999           1998            1997
-------------------------------------------------------------------------------------------------
Securities held to maturity:
      U.S. Treasury                              $              -               -            500
      U.S. Government agencies                                  -           1,885         22,361
      State and political subdivisions                          -          53,386         42,330
      Mortgage-backed securities                                -           2,122          4,368
      Other securities                                          -             913            146
                                                    ---------------------------------------------
           Total securites held to maturity                     -          58,306         69,705
                                                    ---------------------------------------------

Securities available for sale:
      U.S. Treasury                                        32,400          33,080         47,442
      U.S. Government agencies                            102,730          46,904         51,762
      State and political subdivisions                     78,824          22,610         12,243
      Mortgage-backed securities                          297,932         220,636         36,139
      Other securities                                     22,617          10,557          6,190
                                                    ---------------------------------------------
           Total securities available for sale            534,503         333,787        153,776
                                                    ---------------------------------------------
           Total securities                       $       534,503         392,093        223,481
                                                    =============================================

         On January 1, 1999, United adopted Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("SFAS No. 133"). As permitted by SFAS No. 133, United transferred all securities classified as held to maturity at January 1, 1999 to available for sale. Accordingly, the carrying value of United's entire securities portfolio at December 31, 1999 is recorded on the balance sheet at its fair market value of $535 million. At year-end 1998, United had $58 million of securities classified as held to maturity. These securities had a fair market value at year-end 1998 of $60 million.

         United's investment portfolio consists principally of U.S. Government and agency securities, municipal securities, various equity securities and U.S. Government sponsored agency mortgage-backed securities. A mortgage-backed security relies on the underlying mortgage pools of loans to provide a cash flow of principal and interest. The actual maturities of these securities will differ from the contractual maturities because the loans underlying the security may prepay with or without prepayment penalties. Decreases in interest rates will generally cause an increase in prepayment levels. In a declining interest rate environment, United may not be able to reinvest the proceeds from these prepayments in assets that have comparable yields. However, because the majority of the mortgage-backed securities have adjustable rates, the negative effects of changes in interest rates on income and the carrying values of these securities are somewhat mitigated.

         During the fourth quarter of 1998, management initiated a leverage program designed to make optimal utilization of United's assets and capital. This program provides for using borrowed funds (principally FHLB advances) secured by mortgage loans and securities of the banks to purchase additional securities. The securities purchased in conjunction with the leverage program during 1998 and 1999 are primarily mortgage backed pass-through and other mortgage backed securities, including collateralized mortgage obligations. As of December 31, 1999, the leverage program at United added $164 million in total borrowings and earning assets. Management does not expect any increase in the leverage program assets during 2000, and plans to use proceeds from the leverage securities paydowns to fund loan growth and reduce associated leverage program borrowings.

         At December 31, 1999, United had 25% of its total investment portfolio in mortgage backed pass-through securities, all of which are issued or backed by Federal agencies, compared with 35% at December 31, 1998. United did not have securities of any issuer in excess of 10% of equity at year-end 1999 or 1998. Other mortgage-backed securities, including collateralized mortgage obligations, represented 14% of the total securities portfolio at December 31, 1999, compared with 29% at year-end 1998. Approximately 81% of the other mortgage-backed securities portfolio was collateralized by mortgage-backed securities issued or backed by Federal agencies as of December 31, 1999.

DEPOSITS

         Total average deposits for 1999 were $1.4 billion, an increase of $302 million, or 26% from 1998. Average non-interest bearing demand deposit accounts increased $46 million, or 34%, and average interest bearing transaction accounts increased $69 million, or 27%, from 1998. Average time deposits for 1999 were $872 million, an increase of 24% from 1998.

         Time deposits of $100,000 and greater totaled $312 million at December 31, 1999, compared with $220 million at year-end 1998. During 1999, United began to utilize "brokered" time deposits, issued in certificates of less than $100,000, as an alternative source of cost-effective funding. Average brokered time deposits outstanding in 1999 were $23 million; no material amounts of brokered time deposits were outstanding during 1998. Total interest paid on time deposits of $100,000 and greater during 1999 was $13.5 million. The following table sets forth the scheduled maturities of time deposits of $100,000 and greater and brokered time deposits at December 31, 1999.

Table 12 - Maturities of Time Deposits of $100 Thousand and Greater and Brokered Deposits (in thousands)

$100 Thousand and Greater:
Three months or less                  $           99,463
Over three  through six months                    77,963
Over six through twelve months                    74,866
Over one year                                     60,074
                                        -----------------
     Total                            $          312,366
                                        =================

Brokered Deposits:
Three months or less                  $           10,250
Over three  through six months                    15,250
Over six through twelve months                    32,000
Over one year                                     12,000
                                        -----------------
     Total                            $           69,500
                                        =================


Short-term Borrowings

         At December 31, 1999, all of the banks were shareholders in the Federal Home Loan Bank of Atlanta. Through this affiliation, secured advances totaling $288 million were outstanding at rates competitive with time deposits of like maturities. United anticipates continued utilization of this short and long term source of funds to minimize interest rate risk. The FHLB advances outstanding at December 31, 1999 had both fixed and floating interest rates ranging from 4.35% to 7.81%. Approximately 28% of the FHLB advances mature prior to December 31, 2000. Additional information regarding FHLB advances, including scheduled maturities, is provided in note 7 to the consolidated financial statements.

INTEREST RATE SENSITIVITY MANAGEMENT

         The absolute level and volatility of interest rates can have a significant impact on United's profitability. The objective of interest rate risk management is to identify and manage the sensitivity of net interest income to changing interest rates, in order to achieve United's overall financial
goals.   Based  on  economic   conditions,   asset  quality  and  various  other
considerations, management establishes tolerance ranges for interest rate sensitivity and manages within these ranges.

         United uses income simulation modeling as the primary tool in measuring interest rate risk and managing interest rate sensitivity. Simulation modeling considers not only the impact of changing market rates of interest on future net interest income, but also such other potential causes of variability as earning asset volume, mix, yield curve relationships, customer preferences and general market conditions.

         Interest rate sensitivity is a function of the repricing characteristics of United's portfolio of assets and liabilities. These repricing characteristics are the time frames within which the interest bearing assets and liabilities are subject to change in interest rates either at replacement, repricing or maturity during the life of the instruments. Interest rate sensitivity management focuses on the maturity structure of assets and liabilities and their repricing characteristics during periods of changes in market interest rates. Effective interest rate sensitivity management seeks to ensure that both assets and liabilities respond to changes in interest rates within an acceptable timeframe, thereby minimizing the impact of interest rate changes on net interest income. Interest rate sensitivity is measured as the difference between the volumes of assets and liabilities in United's current portfolio that are subject to repricing at various time horizons: immediate; one to three months; four to twelve months; one to five years; over five years, and on a cumulative basis. The differences are known as interest sensitivity gaps. The following table shows interest sensitivity gaps for these different intervals as of December 31, 1999.

Table 13 - Interest Rate Gap Sensitivity
(in thousands)

                                                               One        Four      One    Over Five
                                                             Through     Through  Through  Years and
                                                              Three       Twelve    Five   Non-rate
                                                Immediate     Months      Months   Years   Sensitive     Total
--------------------------------------------------------------------------------------------------------------
Interest earning assets:
     Federal funds sold                        $   23,380            -         -        -         -       23,380
     Securities                                         -       74,762    36,415  180,943   242,383      534,503
     Mortgage loans held for sale                       -        6,326         -        -         -        6,326
     Loans                                              -      302,510   520,066  433,361   144,423    1,400,360
                                                 ----------------------------------------------------------------
        Total interest earning assets              23,380      383,598   556,481  614,304   386,806    1,964,569
                                                 ---------------------------------------------------------------

Interest bearing liabilities:
     Demand deposits                                    -      328,815         -        -         -      328,815
     Savings deposits                                   -            -    73,953        -         -       73,953
     Time deposits                                      -      292,233   519,000  243,385         -    1,054,618
     Fed funds purchased/repurchase agreements     31,812            -         -        -         -       31,812
     FHLB advances                                 37,625       20,000    26,750  203,197                287,572
     Notes payable                                 15,365            -     2,142        9         -       17,516
     Convertible subordinated debentures                -            -         -        -     3,500        3,500
     Trust preferred securities                         -            -         -        -    21,000       21,000
                                                 ---------------------------------------------------------------
        Total interest bearing liabilities         84,802      641,048   621,845  446,591    24,500    1,818,786
                                                 ---------------------------------------------------------------
Non-interest bearing sources of funds                   -            -         -        -   192,006      192,006
                                                ----------------------------------------------------------------
Interest sensitivity gap                          (61,422)    (257,450)  (65,364) 167,713   170,300      (46,223)
                                                ----------------------------------------------------------------
Cumulative sensitivity gap                      $  (61,422)   (318,872) (384,236)(216,523)  (46,223)          -
                                                ================================================================

         As seen in the preceding table, during the first year 74% of interest bearing liabilities will reprice compared with 49% of all interest earning assets. Changes in the mix of earning assets or supporting liabilities can either increase or decrease the net interest margin without affecting interest rate sensitivity. In addition, the interest rate spread between an asset and its supporting liability can vary significantly while the timing of repricing for both the asset and the liability remains the same, thus impacting net interest income. This characteristic is referred to as basis risk and generally relates to the possibility that the repricing characteristics of short-term assets tied to United's prime lending rate are different from those of short-term funding sources such as certificates of deposit.

         Varying interest rate environments can create unexpected changes in prepayment levels of assets and liabilities that are not reflected in the interest rate sensitivity analysis. These prepayments may have significant impact on United's net interest margin. Because of these factors, an interest sensitivity gap analysis may not provide an accurate assessment of United's exposure to changes in interest rates.

         Table 13 indicates United is in a liability sensitive or negative gap position for the first twelve months. This liability sensitive position would generally indicate that United's net interest income would decrease should interest rates rise and would increase should interest rates fall. Due to the factors cited previously, current simulation results indicate only minimal sensitivity to parallel shifts in interest rates; however, no assurance can be given that United is not at risk from interest rate increases or decreases. Management also evaluates the condition of the economy, the pattern of market interest rates and other economic data to determine the appropriate mix and repricing characteristics of assets and liabilities necessary to optimize the net interest margin.

   The following table presents the expected maturity of the total securities by maturity date and average yields based on amortized cost (for all obligations on a fully taxable basis) at December 31, 1999. The composition and maturity/repricing distribution of the securities portfolio is subject to change depending on rate sensitivity, capital and liquidity needs.

Table 14 - Expected Maturity of Securities Available for Sale
(in thousands)

                                                                 Over One      Over Five
                                                                   Year          Years
                                                    One Year      Through       Through       Over
                                                    or Less     Five Years     Ten Years    Ten Years     Total
--------------------------------------------------------------------------------------------------------------------
      U.S. Treasury                                      9,252        23,148             -           -       32,400
      U.S. Government agencies                           4,405        61,903        33,202       3,220      102,730
      State and political subdivisions                   5,324        32,280        24,749      16,471       78,824
      Other securities <F1>                                  -             -             -     320,549      320,549
                                                  ------------------------------------------------------------------
                                                  ------------------------------------------------------------------
           Total securities available for sale          18,981       117,331        57,951     340,240      534,503
                                                  ------------------------------------------------------------------
      Percent of total                                    3.6%         22.0%         10.8%       63.6%       100.0%
      Weighted average yield <F2>                        5.66%         6.37%         7.47%       6.07%        6.27%

<F1> Includes mortgage-backed securities.
<F2> Based on amortized cost.


         In order to assist in achieving a desired level of interest rate sensitivity, United has entered into off-balance sheet contracts that are considered derivative financial instruments during 1999, 1998 and 1997. Derivative financial instruments can be a cost and capital effective means of modifying the repricing characteristics of on-balance sheet assets and liabilities. These contracts include interest rate swaps under which United pays a variable rate and receives a fixed rate, and interest rate cap contracts for which United pays an up-front premium in exchange for a variable cash flow if interest rates exceed the cap contract rate. In order to minimize the credit risk of derivative financial instruments, United requires all contract counterparties to have an investment grade or better credit rating.

         The cost of the cap contracts is included in other assets in the consolidated balance sheet and is being amortized on a straight-line basis over the five-year term of the contracts. At December 31, 1999 the cap contracts had an aggregate remaining book value of $373,000. The following table presents United's cap contracts outstanding at December 31, 1999.

Table 15 - Cap Contracts as of  December 31, 1999
(in thousands)

                              Notional       Contract         Contract      Fair
         Maturity              Amount         Index             Rate        Value

       August 31, 2001           5,000        Prime             10.00%           9
       August 27, 2001          20,000        Prime             10.00%          46
    September 18, 2003          10,000    3 Month LIBOR          5.50%         476
       January 4, 2004          10,000        Prime              7.75%         506
                       ----------------                                ------------
                 Total          45,000                                       1,037
                       ================                                ============


         The following table presents United's swap contracts outstanding at December 31, 1999.

Table 16 - Swap Contracts as of  December 31, 1999
(in thousands)


                                  Notional         Rate        Rate        Fair
                Maturity           Amount        Received    Paid (<F1>    Value
                 April 2, 2001     15,000        8.41%       8.50%        (169)
                 April 5, 2001     10,000        9.50%       8.50%          15
                   May 8, 2001     10,000        8.26%       8.50%        (138)
                  June 7, 2001     10,000        8.69%       8.50%         (96)
                 July 27, 2001     10,000        8.85%       8.50%         (70)
              October 12, 2001     10,000        9.11%       8.50%         (57)
                  June 7, 2002     10,000        9.05%       8.50%        (114)
                 June 14, 2002     10,000        9.12%       8.50%        (102)
                 June 24, 2002     20,000        8.80%       8.50%        (304)
                 July 29, 2002     25,000        9.04%       8.50%        (281)
               August 10, 2002     10,000        9.60%       8.50%         (51)
             December 23, 2002     10,000        9.19%       8.50%        (164)
                               ------------------------------------------------
Total/weighted average            150,000        8.95%       8.50%      (1,531)
                               ================================================

<F1> Based on prime rate at December 31, 1999.


         Effective January 1, 1999, United adopted SFAS No. 133, which requires all derivative financial instruments be included and recorded at fair value on the balance sheet. Currently, all of United's derivative financial instruments are classified as highly effective fair value hedges. Fair value hedges recognize currently in earnings both the impact of change in the fair value of the derivative financial instrument and the offsetting impact of the change in fair value of the hedged asset or liability. At December 31, 1999, United's derivative financial instruments had an aggregate negative fair value of $494,000.

         United requires all derivative financial instruments be used only for asset/liability management through the hedging of specific transactions or positions, and not for trading or speculative purposes. Management believes that the risk associated with using derivative financial instruments to mitigate interest rate risk sensitivity is minimal and should not have any material unintended impact on United's financial condition or results of operations.

LIQUIDITY MANAGEMENT

         The objective of liquidity management is to ensure that sufficient funding is available, at reasonable cost, to meet the ongoing operational cash needs of United and to take advantage of income producing opportunities as they arise. While the desired level of liquidity will vary depending upon a variety of factors, it is the primary goal of United to maintain a sufficient level of liquidity in all expected economic environments. Liquidity is defined as the ability of a bank to convert assets into cash or cash equivalents without significant loss and to raise additional funds by increasing liabilities. Liquidity management involves maintaining United's ability to meet the daily cash flow requirements of the banks' customers, both depositors and borrowers.

         The primary objectives of asset/liability management are to provide for adequate liquidity in order to meet the needs of customers and to maintain an optimal balance between interest-sensitive assets and interest-sensitive liabilities, so that United can also meet the investment requirements of its shareholders as market interest rates change. Daily monitoring of the sources and use of funds is necessary to maintain a position that meets both requirements.

         The asset portion of the balance sheet provides liquidity primarily through loan principal repayments and the maturities and sales of securities. Mortgage loans held for sale totaled $6.3 million at December 31, 1999, and typically turn over every 45 days as the closed loans are sold to investors in the secondary market. Real estate-construction and commercial loans that mature in one year or less amounted to $192 million, or 14%, of the total loan portfolio at December 31, 1999. Other short-term investments such as federal funds sold are additional sources of liquidity.

         The liability section of the balance sheet provides liquidity through depositors' interest bearing and non-interest bearing deposit accounts. Federal funds purchased, FHLB advances and securities sold under agreements to repurchase are additional sources of liquidity and represent United's incremental borrowing capacity. These sources of liquidity are short-term in nature and are used as necessary to fund asset growth and meet other short-term liquidity needs.

         As disclosed in United's consolidated statements of cash flows included in the consolidated financial statements, net cash provided by operating activities was $26.8 million during 1999. The major sources of cash provided by operating activities are net income partially offset by funding of mortgage loans held for sale and changes in other assets and other liabilities. Net cash used in investing activities of $478.7 million consisted primarily of a net increase in loans of $325.8 million and securities purchases of $244.9 million funded largely by sales, maturities and paydowns of securities of $99.4 million and additional net borrowings from the FHLB of $100.7 million. Net cash provided by financing activities provided the remainder of funding sources for 1999. The $502.1 million of net cash provided by financing activities consisted primarily of a $381 million net increase in deposits and a net increase in FHLB advances of $100.7 million.

         In the opinion of management, United's liquidity position at December 31,1999, is sufficient to meet its expected cash flow requirements. Reference should be made to the consolidated statements of cash flows appearing in the consolidated financial statements for a three-year analysis of the changes in cash and cash equivalents resulting from operating, investing and financing activities.

CAPITAL RESOURCES AND DIVIDENDS

         Shareholders' equity at December 31, 1999 was $96.2 million, an increase of $2.4 million, or 2.6%, from December 31, 1998. Excluding the change in the capital category of accumulated other comprehensive income (loss), shareholders' equity increased by 13.3%. Accumulated other comprehensive income
(loss) is not included in the calculation of regulatory capital adequacy ratios. For additional information on accumulated other comprehensive income (loss), please refer to the statements of other comprehensive income, which is included with the consolidated financial statements. Dividends of $1.5 million, or $.20 per share, were declared on common stock in 1999, an increase of 33% per share from the amount declared per share in 1998. The dividend payout ratios for 1999 and 1998 were 11.8% and 9.4%, respectively. United has historically retained the majority of its earnings in order to provide a cost-effective source of capital for continued growth and expansion. However, in recognition that cash dividends are an important component of shareholder value, management has instituted a dividend program that provides for increased cash dividends when earnings and capital levels permit.

         In July 1998, a statutory business trust, United Community Capital Trust, was created by United which in July 1998, issued guaranteed preferred beneficial interests in United's junior subordinated deferrable interest debentures ("Trust Preferred Securities") to institutional investors in the amount of $21 million. This issuance represented the guaranteed preferred beneficial interests in $21.7 million in junior subordinated deferrable interest debentures ("Subordinated Debentures") issued by United to United Community Capital Trust. For regulatory purposes, the Trust Preferred Securities will be treated as Tier I capital of United. The subordinated debentures are the sole assets of United Community Capital Trust and bear an interest rate of 8.125% with a maturity date of July 15, 2028, which may be shortened to a date not earlier than July 15, 2008. If the subordinated debentures are redeemed in part or in whole prior to July 15, 2008, the redemption price of the Subordinated Debentures and the Trust Preferred Securities will include a premium ranging from 4.06% in 2008 to .41% in 2017.

         In March 1997, United completed an offering to the public of 300,000 shares of United common stock registered under the Securities Act of 1933, pursuant to which $6.5 million in additional capital was raised after deducting certain issuance costs. United used the proceeds of the offering primarily to invest additional capital in United Community Bank, Carolina Community Bank and Towns County Bank to support the asset growth that the banks were experiencing.

         On December 31, 1996, United completed a private placement of convertible subordinated payable-in-kind debentures due December 31, 2006 (the "2006 Debentures"). The 2006 Debentures bear interest at the rate of one quarter of one percentage point over the prime rate per annum as quoted in the WALL STREET JOURNAL, payable on a quarterly basis.

         The 2006 Debentures may be redeemed, in whole or in part, on or after January 1, 1998, at the option of United upon at least 20 days and not more than 60 days notice, at a redemption price equal to 100% of the principal amount of the debentures to be redeemed plus interest accrued and unpaid as of the date of redemption. The holders of the 2006 Debentures have the right, excercisable at any time up to December 31, 2006, to convert such debentures at the principal amount thereof into shares of Common Stock of United at the conversion price of $25 per share, subject to adjustment for stock splits and stock dividends.

         The Board of Governors of the Federal Reserve System has issued guidelines for the implementation of risk-based capital requirements by U.S. banks and bank holding companies. These risk-based capital guidelines take into consideration risk factors, as defined by regulators, associated with various categories of assets, both on and off balance sheet. Under the guidelines, capital strength is measured in two tiers which are used in conjunction with risk adjusted assets to determine the risk based capital ratios. The guidelines require an 8% total risk-based capital ratio, of which 4% must be Tier I capital.

         United's Tier I capital, which consists of shareholders' equity and qualifying trust preferred securities less other comprehensive income, goodwill and deposit-based intangibles, totaled to $117 million at December 31, 1999. Tier II capital components include supplemental capital components such as a qualifying allowance for loan losses and qualifying subordinated debt. Tier I capital plus Tier II capital components is referred to as Total Risk-based Capital and was $137 million at December 31, 1999. The percentage ratios, as calculated under the guidelines, were 8.44% and 9.95% for Tier I and Total Risk-based Capital, respectively, at December 31, 1999.

         A minimum leverage ratio is required in addition to the risk-based capital standards and is defined as period end shareholders' equity and qualifying trust preferred securities, less other comprehensive income, goodwill and deposit-based intangibles divided by average assets adjusted for goodwill and deposit-based intangibles. Although a minimum leverage ratio of 4% is required for the highest-rated bank holding companies which are not undertaking significant expansion programs, the Federal Reserve Board requires a bank holding company to maintain a leverage ratio greater than 4% if it is experiencing or anticipating significant growth or is operating with less than well-diversified risks in the opinion of the Federal Reserve Board. The Federal Reserve Board uses the leverage and risk-based capital ratios to assess capital adequacy of banks and bank holding companies. United's leverage ratios at December 31, 1999 and 1998 were 5.52% and 7.11%, respectively.

         All three of the capital ratios of United and the banks currently exceed the minimum ratios required in 1999 as defined by federal regulators. United monitors these ratios to ensure that United and the banks remain within regulatory guidelines. Further information regarding the actual and required capital ratios of United and the banks is provided in note 13 to the consolidated financial statements.

IMPACT OF INFLATION AND CHANGING PRICES

         A bank's asset and liability structure is substantially different from that of an industrial firm in that primarily all assets and liabilities of a bank are monetary in nature, with relatively little investments in fixed assets or inventories. Inflation has an important impact on the growth of total assets and the resulting need to increase equity capital at higher than normal rates in order to maintain an appropriate equity to assets ratio.

         United's management believes the impact of inflation on financial results depends on United's ability to react to changes in interest rates and, by such reaction, reduce the inflationary impact on performance. United has an asset/liability management program which attempts to manage United's interest rate sensitivity position. In addition, periodic reviews of banking services and products are conducted to adjust pricing in view of current and expected costs.

YEAR 2000

         The "Year 2000" issue refers to potential problems that could result from the improper processing of dates and date-dependent calculations by computers and other microchip-embedded technology. In simple terms, problems with Year 2000 can result from a computer's inability to recognize a two-digit date field (00) as representing Year 2000 and, incorrectly, recognize the year as 1900. Failure to identify and correct this problem prior to January 1, 2000 could result in system processing errors that would disrupt a company's normal business operations. In recognition of the seriousness of this issue, United established a Year 2000 Committee in January 1998. The committee was chaired by United's Chief Information Officer and reported directly to United's board of directors on a quarterly basis.

         United complied with all aspects of a Year 2000 directive issued in May 1997 by the Federal Financial Institutions Examination Council ("FFIEC") that established key milestones that all financial institutions needed to meet with regard to Year 2000 testing and remediation. None of United's systems, including systems provided to United by third parties, sustained a failure related to Year 2000 and no contingency plans were subject to implementation as a result of system failure. In addition, there was no material impact on the liquidity of United or the banks resulting from excessive deposit withdrawal activity. Although management is not aware of any Year 2000 failures experienced by commercial loan customers, such problems could take several months to surface in the form of increased loan delinquencies. Management believes that the allowance for loan losses at December 31, 1999 is sufficient to absorb losses inherent in the loan portfolio, including losses related to failure of borrowers to adequately prepare the direct and indirect impact a Year 2000 computer failure had on their business.

         The following table sets forth United's budget for the Year 2000 issue and actual amounts expended as of December 31, 1999. All amounts shown are pre-tax. In addition, the table indicates the percentage of each budget line category that was recognized as current period expense through December 1999, and the percentage that was recorded as a new asset(s) with expense recognized over the useful life of the asset through charges to depreciation expense. Management does not expect any additional expenditures related to Year 2000.

Table 17 - Year 2000 Budget
(in thousands)

                                               Actual Costs     % of Budget
                                 % of Total   Incurred as of   Expended as of       % of Costs to Be:
                      Budget       Budget       31-Dec-99        31-Dec-99        Expensed     Amortized
                     ------------------------------------------------------------ ---------------------------
Consulting           $  175            9%             34          19%               100%           0%
Inventory                70            4%             60          86%               100%           0%
Testing                  82            4%             28          34%               100%           0%
Remediation           1,520           80%          1,344          88%                15%          85%
Resources                53            3%             36          68%               100%           0%
                     -----------------------------------------------------------  ---------------------------
   Total             $1,900          100%          1,502          79%                12%          88%
                     ============================================================ ===========================


         In accordance with recently issued accounting guidelines on how Year 2000 costs should be recognized for financial statement purposes, United recognized as current period expense all costs associated with the consulting, inventory, testing and resources components of the Year 2000 budget. The costs associated with remediation, which comprised approximately 90% of the Year 2000 expenditures, are primarily related to the installation of a new wide-area desktop computer network ("WAN") that replaced virtually all of the desktop computers, file servers and peripheral equipment. In addition to being Year 2000 compliant, the new WAN provides United with a uniform standard desktop computer configuration, internal and external e-mail capability, Internet access and savings on telephone communication costs through utilization of the WAN communications backbone for voice communication. United intends to leverage this new WAN technology to increase the levels of employee productivity and improve operating efficiency. The costs of the WAN component of the Year 2000 remediation budget is being recognized over a useful life of three years at a cost of approximately $450,000 per year starting in the first quarter of 1999. This annual cost does not include any of the anticipated savings that United expects to achieve through improved operating efficiency and reduced telecommunications costs.


         United funded the costs associated with preparing for Year 2000 out of its normal operating cash flows. No major information technology initiatives were postponed as a result of Year 2000 preparation that would have materially impacted United's financial condition or results of operations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         United's net interest income and the fair value of its financial instruments (interest earning assets and interest bearing liabilities) are influenced by changes in market interest rates. United actively manages its exposure to interest rate fluctuations through policies established by its Asset/Liability Management Committee. The Asset/Liability Management Committee meets regularly and is responsible for approving asset/liability management policies, developing and implementing strategies to improve balance sheet positioning and net interest income and assessing the interest rate sensitivity of the banks.

         United utilizes an interest rate simulation model to monitor and evaluate the impact of changing interest rates on net interest income. The estimated impact on United's net interest income sensitivity over a one-year time horizon as of December 31, 1999 is indicated in the table below. The table assumes an immediate and sustained parallel shift in interest rates of 200 basis points and no change in the composition of United's balance sheet.

Net Interest Income Sensitivity
December 31, 1999
(in thousands)

                                                                                 Percentage Increase (Decrease) in
                                                                                   Interest Income/Expense Given
                                               Principal/Notional                Immediate and Sustained Parallel
                                              Amounts of Earning                        Interest Rate Shifts
                                             Assets, Interest Bearing        ------------------------------------------
                                        Liabilities and Derivatives at           Down 200                  Up 200
                                               December 31, 1999                Basis Points             Basis Points
                                               ------------------------      -----------------        -----------------
Assets repricing in:
    One year or less                        $          963,549
    Over one year                                    1,001,110
                                               ----------------
       Total                                $        1,964,659                     -7.41%                    7.30%
                                               ================

Liabilities repricing in:
    One year or less                        $        1,347,695
    Over one year                                      471,091
                                               ----------------
       Total                                $        1,818,786                     12.62%                   11.88%
                                               ================

Derivative hedge instruments                $          195,000

Net interest income sensitivity                                                    -0.81%                    1.49%

         United's Asset/Liability Management Committee policy requires that a 200 basis point shift in interest rates not result in a decrease of net interest income of more than 10%. The information presented in the tables above is based on the same assumptions set forth in United's Asset/Liability Management Committee policy.

         There have been no material changes in United's quantitative and qualitative disclosures about market risk as of March 31, 2000 from that presented in United's Annual Report on Form 10-K for the year ended December 31, 1999.

                             COMPARATIVE SHARE DATA

         The following table shows selected comparative unaudited per share data for United, North Point, and Independent on a historical basis, a pro forma basis assuming the mergers have been effective for the periods indicated, and on a pro forma equivalent basis. The mergers will be accounted for as pooling of interests transactions in accordance with generally accepted accounting principles.

         Equivalent earnings per share amounts for North Point have been calculated by multiplying the pro forma combined earnings per share by the exchange ratio (2.2368 shares of the United common stock for each share of North Point common stock). Equivalent earnings per share amounts for Independent have been calculated by multiplying the pro forma combined earnings per share by the exchange ratio (0.4211 shares of the United common stock for each share of Independent common stock). The North Point and Independent pro forma equivalent cash dividends per common share represent historical dividends declared by United multiplied by the applicable exchange ratio. The purpose of the pro forma equivalent per share amounts is for informational purposes only to show the pro forma net earnings that would have been earned for each share of North Point or Independent had the merger been completed for the periods indicated. This data should be read together with the historical financial statements of United, North Point, and Independent including the related notes included elsewhere in this proxy statement.

                                                                     AS OF THE QUARTER ENDED   AS OF THE YEAR ENDED DECEMBER 31,
                                                                          MARCH 31, 2000         1999         1998        1997
                                                                   --------------------------------------------------------------

NET INCOME PER COMMON SHARE
    United Historical                                                          0.48              1.70            1.60       1.42
    North Point Historical                                                     0.92              2.35            3.82       3.13
    Independent Historical                                                     0.23              0.83            0.56       0.60
    United, North Point, and Independent Pro Forma Combined <F1>               0.48              1.66            1.59       1.41
    North Point Pro Forma Equivalent <F2>                                      1.07              3.71            3.56       3.15
    Independent Pro Forma Equivalent <F3>                                      0.20              0.70            0.67       0.59

CASH DIVIDENDS PER COMMON SHARE
    United Historical                                                         0.075              0.20            0.15       0.10
    North Point Historical                                                     0.30              1.20            0.96       0.88
    Independent Historical                                                     0.20              0.15            0.10       0.06
    United, North Point, and Independent Pro Forma                             0.08              0.20            0.15       0.10
Combined <F1> <F4><F5><F6>
    North Point Pro Forma Equivalent                                           0.17              0.45            0.34       0.22
    Independent Pro Forma Equivalent                                           0.03              0.08            0.06       0.04


BOOK VALUE PER COMMON SHARE (PERIOD END)
    United Historical                                                         12.25              11.98          11.72      10.15
    North Point Historical                                                    21.94              21.43          21.88      18.84
    Independent Historical                                                     6.66               6.70           6.27       5.86
    United, North Point, and Independent Pro Forma Combined <F1>              12.31              12.08          11.80      11.24
    North Point Pro Forma Equivalent <F2>                                     27.54              27.02          26.91      25.68
    Independent Pro Forma Equivalent<F3>                                       5.19              5.09            5.07       4.83



<F1>   Computed giving effect to the merger.
<F2>   Computed  based on the North  Point per  share  exchange  ratio of 2.2368 shares of United common stock for each share of North Point common stock.
<F3>   Computed based on  Independent  per share exchange ratio of 0.4211 shares of United common stock for each share of Independent common stock.
<F4>   Represents  historical  dividends  paid by United,  as it is assumed that
       United will not change its dividend policy as a result of the merger.
<F5>   Represents  historical  dividends paid per share by United  multiplied by the exchange ratio of 2.2368 shares of United common stock for each share of North Point common stock.
<F6>   Represents  historical  dividends paid per share by United  multiplied by the exchange ratio of 0.4211 shares of United common stock for each share of Independent common stock.

                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION

         The following tables present certain selected historical financial information for United, North Point, and Independent. The data should be read in conjunction with the historical financial statements, including the related notes, and other financial information concerning United, North Point, and Independent incorporated by reference in or accompanying this proxy statement.

                                                       AS OF AND FOR THE                         AS OF AND FOR THE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   QUARTERS ENDED MARCH 31,                  YEARS ENDED DECEMBER 31,
                                                      2000          1999         1999        1998        1997       1996      1995
                                              ------------------------------------------------------------------------------------
-----------------------------------
UNITED COMMUNITY BANKS, INC.
      AND SUBSIDIARIES
-----------------------------------
INCOME STATEMENT

    Net interest income                       $       18,866       15,434       67,974      56,210     45,718     35,461   26,076
    Provision for loan losses                          1,546          980        5,104       2,612      2,814      1,751    1,128
    Non-interest income                                2,672        2,479       10,836       9,129      7,200      5,866    4,698
    Non-interest expense                              14,379       12,000       54,165      43,964     34,063     26,341   20,165
    Income taxes                                       1,789        1,640        5,893       5,990      4,987      4,180    2,634
    Net income                                $        3,824        3,293       13,648      12,773     11,054      9,055    6,847

PER COMMON SHARE
    Net income - basic                        $         0.48         0.41         1.70        1.60       1.42       1.22     0.99
    Net income - diluted                                0.47         0.40         1.66        1.57       1.40       1.20     0.97
    Cash dividends declared                            0.075         0.05         0.20        0.15       0.10       0.10     0.08
    Book value                                $        12.25        12.12        11.98       11.72      10.15       8.21     7.13
    Basic average shares outstanding                   8,034        8,004        8,020       7,973      7,810      7,399    6,919
    Diluted average shares outstanding                 8,317        8,269        8,316       8,246      8,031      7,590    7,105

AT PERIOD END
    Loans                                     $    1,459,469    1,142,102    1,400,360   1,061,165    872,499    662,245  489,260
    Earning assets                                 2,012,897    1,629,736    1,964,569   1,474,398  1,108,362    861,360  683,782
    Assets                                         2,174,621    1,771,645    2,131,440   1,591,399  1,216,693    926,844  738,651
    Deposits                                       1,668,485    1,318,544    1,649,392   1,238,323  1,033,756    809,149  660,146
    Shareholders' equity                      $       98,456       97,005       96,270      93,836     80,086     62,357   53,126
    Common shares outstanding                 $        8,034        8,004        8,034       8,004      7,894      7,594    7,454

AVERAGE BALANCES
    Loans                                     $    1,441,126    1,093,080    1,237,892     956,452    773,245    567,456  434,682
    Earning assets                                 2,021,074    1,537,503    1,760,738   1,257,559  1,009,770    755,201  586,997
    Assets                                         2,155,171    1,625,091    1,896,189   1,355,303  1,077,978    817,682  631,247
    Deposits                                  $    1,671,675    1,266,680    1,447,861   1,145,425    939,642    724,845  558,423
    Shareholders' equity                      $       96,698       95,375       95,253      86,082     71,121     57,886   45,478
    Weighted average shares outstanding                8,034        8,004        8,020       7,973      7,810      7,399    6,919

PERFORMANCE RATIOS
    Return on average assets                           0.71%        0.81%        0.72%       0.94%      1.03%      1.11%    1.08%
    Return on average shareholders' equity            15.91%        14.0%       14.33%      14.84%     15.54%     15.64%   15.06%
    Average equity to average assets                   4.49%        5.77%        5.02%       6.47%      6.82%      6.93%    6.98%
    Average loans to average deposits                 86.21%       86.29%       85.50%      83.50%     82.29%     78.29%   77.84%
    Retroactively adjusted for stock dividends

EXCLUDING MERGER-RELATED CHARGES<F1>
    Net income                                $        3,824        3,293       14,803      12,773     11,054      9,055    6,847
    Basic earnings per share                  $         0.48         0.41         1.85        1.60       1.42       1.22     0.99
    Diluted earnings per share                $         0.47         0.40         1.80        1.57       1.40       1.20     0.97
    Return on average assets                           0.71%        0.81%        0.78%       0.94%      1.03%      1.11%    1.08%
    Return on average shareholders' equity            15.91%       14.00%       15.54%      14.84%     15.54%     15.64%   15.06%

<F1>     Amounts and ratios exclude  merger-related  charges recorded in 1999 in connection with the merger of United Community Banks, Inc. and 1st Floyd Bankshares, Inc.

                                                       AS OF AND FOR THE                         AS OF AND FOR THE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   QUARTERS ENDED MARCH 31,                  YEARS ENDED DECEMBER 31,
                                                      2000          1999          1999          1998       1997       1996     1995
                                                -----------------------------------------------------------------------------------
-----------------------------------------------
NORTH POINT BANCSHARES, INC. AND SUBSIDIARY
-----------------------------------------------

INCOME STATEMENT
    Net interest income                       $    1,195              1,064          4,527    4,690     4,040      3,457       2,877
    Provision for loan losses                         20                 30            620      200       175        160          70
    Non-interest income                              182                162            625      653       626        580         406
    Non-interest expense                             814                676          3,070    2,692     2,490      2,316       2,085
    Income taxes                                     151                160            453      814       662        487         328
    Net income                               $       392                360          1,009    1,637     1,339      1,074         800

PER COMMON SHARE
    Basic earnings                           $      0.92               0.84           2.35     3.82      3.13       2.51        1.87
    Diluted earnings                                0.92               0.84           2.35     3.82      3.13       2.51        1.87
    Cash dividends declared                         0.30               0.30           1.20     0.96      0.88       0.80        0.73
    Book value                               $     21.94              21.91          21.43    21.88     18.84      16.49       14.74
    Basic average shares outstanding                 428                428            428      428       428        428         428
    Diluted average shares outstanding               428                428            428      428       428        428         428

AT PERIOD END
    Loans                                    $    75,336             56,295         62,212   54,547    48,111     40,716      32,958
    Earning assets                               106,576             95,947         98,507   87,912    80,294     70,891      59,040
    Assets                                       115,110            102,185        106,478   93,880    85,299     77,361      63,801
    Deposits                                     103,638             92,174         96,565   84,115    76,804     69,753      57,231
    Shareholders' equity                     $     9,389              9,378          9,180    9,372     8,071      7,064       6,315
    Common shares outstanding                        428                428            428      428       428        428         428

AVERAGE BALANCES
    Loans                                    $    64,305             55,855         57,961   55,554    45,137     37,443      31,583
    Earning assets                               101,728             92,230         96,435   84,280    74,637     66,663      55,656
    Assets                                       109,594             98,316        102,774   89,725    80,597     71,416      61,148
    Deposits                                 $    97,093             86,323         92,980   80,472    74,048     65,704      55,233
    Shareholders' equity                     $     9,333              9,050          9,276    8,722     7,568      6,690       6,009
    Weighted average shares                  $       428                428            428      428       428        428         428
       outstanding

PERFORMANCE RATIOS
    Return on average assets                       1.44%              1.47%          0.98%    1.82%     1.66%      1.50%       1.31%
    Return on average shareholders' equity        16.89%             16.00%         10.88%   18.77%    17.69%     16.06%      13.31%
    Average equity to average assets               8.52%              9.20%          9.03%    9.72%     9.39%      9.37%       9.83%
    Average loans to average deposits             66.23%             64.70%         64.01%   69.04%    60.96%     56.99%      57.18%

                                                              AS OF AND FOR THE                         AS OF AND FOR THE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)          QUARTERS ENDED MARCH 31,                   YEARS ENDED DECEMBER 31,
                                                      2000          1999         1999        1998        1997       1996      1995
                                                 ----------------------------------------------------------------------------------
----------------------------------------------
INDEPENDENT BANCSHARES, INC. AND SUBSIDIARY
----------------------------------------------
INCOME STATEMENT
    Net interest income                      $           1,713        1,455         6,290      5,355       4,284    2,724     2,427
    Provision for loan losses                               45           76           242        201         262       26        45
    Noninterest income                                     223          259         1,104        938         671      393       337
    Noninterest expense                                  1,190        1,153         4,746      4,443       3,543    2,705     2,406
    Income taxes                                           246          175           785        549         346      130        98
    Net income                               $             455          310         1,621      1,100         804      256       215

PER COMMON SHARE
    Basic earnings                           $            0.23         0.16          0.83       0.56        0.60     0.23      0.19
    Diluted earnings                                      0.22         0.16          0.82       0.55        0.59     0.23      0.19
    Cash dividends declared                               0.20         0.15          0.15       0.10        0.06     0.05        --
    Book value                               $            6.66         6.25          6.70       6.27        5.86     5.08      5.17
    Basic average shares outstanding                     1,948        1,948         1,948      1,948       1,348    1,116     1,116
    Diluted average shares outstanding                   2,023        1,985         1,988      1,995       1,366    1,116     1,116


AT PERIOD END
    Loans                                    $         101,294       91,567       101,576     87,782      71,268   50,049    37,576
    Earning assets                                     148,068      119,194       132,636    115,706      98,176   75,597    59,965
    Assets                                             161,084      131,827       145,102    127,306     108,079   82,687    66,035
    Deposits                                           141,441      112,516       123,422    109,786      92,793   75,179    58,945
    Shareholders' equity                     $          12,965       12,173        13,045     12,207      11,414    5,474     5,775
    Common shares outstanding                            1,948        1,948         1,948      1,948       1,948    1,116     1,116


AVERAGE BALANCES
    Loans                                    $         101,188       89,826        96,005     78,135      62,372   43,813    40,076
    Earning assets                                     141,550      121,195       126,853    108,999      88,724   67,781    57,471
    Assets                                             153,469      137,720       139,471    119,799      96,904   74,361    62,933
    Deposits                                           132,432      111,151       118,693    102,946      84,644   67,062    56,139
    Shareholders' equity                                13,005       12,457        11,790     11,163       7,098    5,722     5,683
    Weighted average shares                  $           1,948        1,948         1,945      1,948       1,348    1,116     1,116
        outstanding

PERFORMANCE RATIOS
    Return on average assets                             1.19%        0.91%         1.16%      0.92%       0.83%    0.34%     0.34%
    Return on average shareholders' equity              14.07%       10.01%        13.75%      9.85%      11.33%    4.47%     3.78%
    Average equity to average assets                     8.47%        9.04%         8.45%      9.32%       7.32%    7.69%     9.03%
    Average loans to average deposits                   76.41%       80.81%        80.89%     75.90%      73.69%   65.33%    71.39%

                        PRO FORMA SELECTED FINANCIAL DATA

         The following unaudited selected financial data presents selected pro forma financial information for United, North Point, and Independent. The selected pro forma financial information gives effect to the acquisitions of North Point and Independent as of the date or at the beginning of the period indicated, assuming the acquisitions are accounted for as pooling of interests transactions. The pro forma balance sheet information has been prepared as if the acquisitions had been completed on March 31, 2000. The pro forma operating data has been prepared as if the acquisitions had been completed on January 1, 1997. The unaudited pro forma financial data is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operation which actually would have occurred if the transaction had been completed at the date and for the periods indicated or which may be obtained in the future. See "Pro Forma Consolidated Financial Information."


(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNITED, INDEPENDENT, AND NORTH POINT
                                         FOR THE QUARTERS ENDED MARCH 31,                FOR THE YEARS ENDED DECEMBER  31,
                                            2000               1999                 1999               1998               1997
                                        -----------------------------------         -------------------------------------------
BALANCE SHEET DATA
   Total assets                         $2,450,816
   Federal funds sold                       16,846
   Investment securities                   607,423
   Loans held for sale                       4,588
   Loans, net of allowance for           1,616,011
      loan losses
   Deposits                              1,913,564
   Long-term debt and other                372,490
borrowings
   Trust preferred securities               21,000
   Shareholders' equity                 $  120,810

EARNINGS DATA
   Interest income                      $   48,790              37,372          $  168,992          $  134,255          $  109,576
   Interest expense                         27,151              19,419              90,200              67,630              55,321
   Net interest income                      21,639              18,052              78,792              66,625              54,255
   Provision for loan losses                 1,611               1,086               5,966               3,014               3,251
   Non-interest income                       3,077               2,900              12,564              10,350               8,284
   Non-interest expense                     16,383              13,829              61,981              51,098              40,095
   Income taxes                              2,186               1,975               7,131               7,353               5,995
   Net income                                4,671               3,963              16,278              15,510              13,198
   Basic earnings per share                   0.48                0.41                1.66                1.59                1.41
   Diluted earnings per share                 0.47                0.40                1.63                1.56                1.40
   Cash dividends per share             $    0.114               0.084          $    0.246          $    0.185          $    0.133

                         THE PROPOSED NORTH POINT MERGER

BACKGROUND OF THE MERGER


         In a strategic planning session in 1999, the board of directors and senior management of North Point considered a variety of possible alternatives for North Point to pursue. In mid-December 1999, Don Gordon, the Chief Executive Officer of North Point, approached Jimmy Tallent, President and Chief Executive Officer of United, to determine if there might be some interest in considering a merger of the institutions. On December 23, 1999, Don Gordon and Greg Gordon, a Vice President of North Point, met with Mr. Tallent and other members of United's senior management in Blairsville to discuss the proposal in greater detail.

         On January 28, 2000, United's board of directors passed a resolution which approved the Agreement and Plan of Reorganization and the Agreement and Plan of Merger between North Point and United. This decision was based on the consideration by United's board of directors of the business and operations and asset quality of North Point as well as the attractiveness of the North Point franchise and its management team and the compatibility of that franchise with the operations of United.

         On February 1, 2000, at a special called meeting of the North Point board of directors, Don Gordon reported to the board of directors about their meeting with United's senior management and reviewed financial information on United and North Point related to the valuation, and the terms and conditions of the United proposal. This financial information included the pro forma financial impact of the merger at a range of prices. The board of directors authorized Mr. Gordon to proceed with negotiations.


         On February 7, 2000, Mr. Tallent made a presentation to the North Point board of directors at a special called meeting. On that date, the parties entered into a letter of intent outlining terms and conditions of a proposed merger. On February 9, 2000, United and North Point issued a joint press release describing the transaction, and on March 3, 2000, the parties executed the Agreement and Plan of Reorganization and the Agreement and Plan of Merger.

SUMMARY OF THE MATERIAL FEATURES OF THE MERGER BETWEEN UNITED AND NORTH POINT

         EFFECTIVE DATE. The merger will be effective upon the approval of the merger agreement by the North Point shareholders and the filing of a certificate of merger with the Georgia Secretary of State. The merger also is subject to approval by the Board of Governors of the Federal Reserve System and the Department of Banking and Finance of the State of Georgia. The approval of the Board of Governors of the Federal Reserve System has been received. Management of United and North Point anticipate that the merger will become effective in the third quarter of 2000.

         TERMS OF THE MERGER. On the effective date of the merger, each outstanding share of North Point common stock will be converted into and exchanged for 2.2368 shares of United common stock. If, prior to the effective date, the outstanding shares of United common stock are increased through a stock dividend, stock split, subdivision, recapitalization, or reclassification of shares, or are combined into a lesser number of shares by reclassification, recapitalization, or reduction of capital, the number of shares of United common stock to be delivered pursuant to the merger in exchange for a share of North Point common stock will be proportionately adjusted. United will not issue fractional share certificates of common stock in connection with the merger, and an outstanding fractional share interest will not entitle the owner to vote, to receive dividends, or to any rights of a shareholder of United with respect to that fractional interest. Instead of issuing any fractional shares of common stock, United will pay in cash an amount (computed to the nearest cent) equal to the fraction of the share multiplied by $38.00 per share.

         If the merger is completed, shareholders of North Point will become shareholders of United, North Point will be merged with United, and North Point will cease to exist as a separate entity. Following the merger, the Restated Articles of Incorporation, Bylaws, corporate identity, and existence of United will not be changed.

         TERMINATION AND CONDITIONS OF CLOSING. The merger agreement may be terminated and the merger abandoned at any time either before or after approval of the merger agreement by the shareholders of North Point, but not later than the effective date:

         o by either party, if the other party has a material adverse change in its financial condition or business;

         o by either party, if the other party materially breaches any of the representations or warranties or any covenant or agreement it made under the merger agreement;

         o by either party, if it learns of information not disclosed in the merger agreement or related documents which the other party was required to disclose pursuant to the merger agreement, which materially and adversely affects the business, properties, assets, or earnings of the other party;

         o by either party, if a lawsuit is filed or threatened which could prohibit or otherwise materially affect the merger agreement or the completion of the merger and which either party believes, in good faith, would make completion of the merger inadvisable;

         o by either party, if the merger is not completed by August 31, 2000;

         o by United, if the holders of 32,128 or more of the outstanding shares of North Point common stock choose to dissent from the merger and demand payment in cash;

         o by either party, if the North Point shareholders do not approve the merger agreement; or

         o by either party, if it learns of any potential liability of the other party resulting from that party's non-compliance with any environmental law or from the environmental condition of the properties or assets of the other party.

         The following are some of the required conditions of closing:

         o        the  accuracy of the  representations  and  warranties  of all
                  parties   contained  in  the  merger   agreement  and  related
                  documents as of the date when made and the effective date;

         o the performance of all agreements and conditions required by the merger agreement;

         o the delivery of officers certificates, resolutions, and legal opinions to North Point and United;

         o        approval of the merger by the North Point shareholders;

         o        receipt  of  all   necessary   authorizations   of  government
                  authorities and the expiration of any regulatory waiting periods;

         o effectiveness of the registration statement of United relating to the shares of United common stock to be issued to North Point shareholders in the merger;

         o receipt by North Point of Kilpatrick Stockton LLP's opinion of the tax consequences to North Point shareholders;

         o the receipt by United of an opinion of Porter Keadle Moore LLP that the merger will be accounted for as a pooling of interests; and

         o the issuance of a certificate of merger by the Secretary of State of Georgia.

EXPENSES

         United will pay all its expenses in connection with the authorization, preparation, execution, and performance of the merger agreement, including all fees and expenses of its agents, representatives, counsel, and accountants and the fees and expenses related to filing regulatory applications with state and federal authorities in connection with the transactions contemplated thereby. North Point will pay all of its expenses incurred in connection with the authorization, preparation, execution, and performance of the merger agreement, including all fees and expenses of agents, representatives, counsel, and accountants for North Point.

ACCOUNTING TREATMENT

         United will account for the merger as a pooling of interests transaction in accordance with generally accepted accounting principles. Under this accounting method, holders of North Point common stock will be deemed to have combined their existing voting common stock interests with the holders of United common stock by exchanging their shares for shares of United common stock, and as a result, the assets and liabilities of North Point will be added to those of United at their recorded book value, and the shareholders' equity accounts of North Point and United would be combined on United's consolidated balance sheet. The unaudited pro forma financial information contained in this proxy statement has been prepared using the pooling of interests accounting method to account for the merger.

REGULATORY APPROVALS


         The Board of Governors of the Federal Reserve System and the Department of Banking and Finance of the State of Georgia have approved the North Point merger. In determining whether to grant that approval, the Federal Reserve and the Department of Banking and Finance considered the effect of the merger on the financial and managerial resources and future prospects of the companies and banks concerned and the convenience and needs of the communities served. [The Department of Banking and Finance of the State of Georgia also has approved the merger.]

                 INFORMATION ABOUT NORTH POINT BANCSHARES, INC.

DESCRIPTION OF BUSINESS

         North Point is a one-bank holding company which, through its subsidiary, Dawson County Bank, provides banking services through its two full-service banking offices in Dawsonville, Georgia, and one full-service banking office in Cumming, Georgia. The Company's executive office is located at 109 Highway 53 West, Dawsonville, Georgia 30534, and its telephone number is
(706) 265-3232. Dawson County Bank offers a broad range of customary banking services including commercial, mortgage, and consumer loans; checking, savings, and time deposit accounts; wire transfers; and rental of safety deposit boxes. North Point was incorporated on October 10, 1984, as a Georgia business corporation. On January 11, 1985, North Point acquired all of the shares of common stock of Dawson County Bank, which was organized as a Georgia banking corporation in 1953.

         As of March 31, 2000, North Point had total consolidated assets of approximately $115.1 million, total deposits of approximately $103.6 million, and total shareholders' equity of approximately $9.4 million. At that date, North Point and Dawson County Bank had an aggregate of 36 full-time employees.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The following lists each shareholder of record that directly or indirectly owned, controlled, or held with power to vote 5% or more of the 428,385 outstanding shares of North Point common stock as of May 1, 2000, and the amount of North Point common stock held by each executive officer and director of North Point. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. Information relating to beneficial ownership of the North Point common stock is based upon "beneficial ownership" concepts set forth in rules issued under the Securities Exchange Act of 1934. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of that security, or "investment power," which includes the power to dispose or to direct the disposition of that security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of each beneficial owner of more than 5% of North Point's stock is 109 Highway 53 West, Dawsonville, Georgia 30534.

NAME AND ADDRESS                                          NUMBER OF SHARES BENEFICIALLY OWNED           PERCENTAGE OF CLASS
----------------                                          -----------------------------------           -------------------
Don D. Gordon                                                          64,977<F1>                                     15.17%
Raymond R. Gilleland<F2>                                                45,575                                        10.64%
Taft Fouts                                                              28,690                                         6.70%
Dwight Gilleland                                                        23,781                                         5.55%
Ben Overstreet                                                          13,680                                         3.19%
Robert Polatty                                                           4,002                                         0.93%
Jimmy C. Bruce                                                         3,072(3)                                        0.62%
Deborah Pelfrey                                                          2,200                                         0.51%
Judy Abercrombie                                                          815                                          0.19%
Clayton Bartlett                                                          900                                          0.21%
ALL DIRECTORS AND OFFICERS AS A GROUP                                   142,097                                       33.08%
-----------------------------------------------------------

<F1>  Includes 17,418 shares owned by Mr. Gordon's wife.
<F2>  Mr. Raymond Gilleland's address is 4226 Smithfield Road, Tucker,
      Georgia  30084.
<F3>  Includes 395 shares owned by Mr. Bruce's wife.

NORTH POINT'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

COMPARISON OF THE QUARTERS ENDED MARCH 31, 2000 AND 1999

NET INCOME

         Net income for the three months ended March 31, 2000 was $392,000, compared with $360,000 for the same period in 1999. Diluted earnings per share for the first quarter of 2000 were $0.92, an increase of $0.08, or 10%, compared with the same period in 1999. The return on average shareholders' equity and return on average assets for the first quarter of 2000 were 16.9% and 1.44%, respectively, compared with 16.0% and 1.47%, respectively, for the same period in 1999.

NET INTEREST INCOME

          Net interest income for the three months ended March 31, 2000 totaled $1.2 million, an increase of $131,000, or 12%, over the same period in 1999. This increase was primarily due to the increase in average interest-earning assets of $9.5 million, or 10%, compared with the first quarter of 1999.

         The net interest margin for the first three months of 2000 was 4.72%, an increase of four basis points over the same period in 1999.

PROVISION FOR LOAN LOSSES

         The provision for loan losses for the three months ended March 31, 2000 totaled $20,000, a decrease of $10,000 compared with the same period in 1999. As a percentage of average loans on an annualized basis, the provision for loan losses for the first quarter of 2000 was 0.12%. The ratio of allowance for loan losses to outstanding loans at March 31, 2000 was 1.61%, compared with 1.92% at December 31, 1999.

NON-INTEREST INCOME

         Non-interest income for the first three months of 2000 totaled $182,000, an increase of $20,000, or 12%, from the same period in 1999. Service charges on deposit accounts totaled $116,000 for the first quarter of 2000, an increase of $17,000 thousand over the comparable 1999 period. This increase was primarily attributable to an increase in the number of deposit accounts.

         Other non-interest income for the first quarter of 2000 was $66,000, an increase of $3,000, or 5%, over the same period in 1999.

NON-INTEREST EXPENSE

         Total non-interest expense for the three months ended March 31, 2000 was $814,000, an increase of $138,000 thousand, or 20% over the same period last year. Employee salary and benefit expense increased by $62,000, or 16% during the first quarter of 2000 compared with the same period in 1999. This increase in primarily attributable to staffing additions made during the second and third quarters of 1999 for the new banking office opened in Cumming, Georgia. This banking office operates under the trade name of "North Point Bank."

         Occupancy expense for the first quarter of 2000 was $102,000, an increase of $21,000, or 26%, over the first quarter of 1999. This increase is primarily attributed to building, furniture and equipment expense associated with the new banking office in Cumming, Georgia, which was opened in September 1999.

         Other non-interest expense for the first quarter of 2000 was $260,000, an increase of $55,000, or 27%, over the same period in 1999. Data processing expense for the first quarter of 2000 increased by $9,000 over the prior year due the increased number of accounts and transactions related to the new banking office in Cumming, Georgia. Advertising and public relations expense for the first three months of 2000 increased by $9,000 over the 1999 level due to promotions associated with the new banking office in Cumming, Georgia. Other non-interest expense for the first quarter of 2000 also included a non-credit related operating loss of approximately $24,000 associated with a customer checking account.

         North Point's efficiency ratio, which measures a bank's total operating expenses as a percentage of net interest income (before provision for loan losses) plus non-interest income was 59.1%, compared with 56.5% for the same period in 1999.

INCOME TAXES

         Income taxes for the first three months of 2000 were $151,000, compared with $160,000 for the same period in 1999. The effective tax rate (income tax as a percentage of pre-tax income) for the first three months of 2000 was 27.8%, compared with 30.1% for the same period in 1999.

BALANCE SHEET OVERVIEW

         Total assets at March 31, 2000 were $115.1 million, an increase of $8.6 million from year-end 1999. Average assets for the first quarter of 2000 were $109.6 million, compared with $98.3 million for the same period in 1999.

         Total loans at March 31, 2000 were $75.3 million, an increase of $13.1 million from year-end 1999. The growth of the loan portfolio during the first quarter of 2000 is primarily attributed to the purchase of approximately $7 million of commercial and commercial real estate loan participations from United's affiliate banks and the direct origination of loans in North Point's primary market area, which continues to experience strong economic conditions. Average loans for the first quarter of 2000 were $64.3 million, compared with $55.9 million for the same period in 1999.

         At March 31, 2000, investment securities available for sale were $25.1 million, compared with $25.4 million at year-end 1999. Total investment securities held to maturity at March 31, 2000 were $3.5 million, compared with $3.7 million at December 31, 1999. The estimated fair value of securities held to maturity at March 31, 2000 was $3.5 million.

         Total deposits at March 31, 2000 were $103.6 million, compared with $96.6 million at December 31, 1999. The most significant deposit growth during the first quarter of 2000 was in the category of interest bearing demand accounts, which increased by $4.2 million, or 16%, for the quarter. This increase is primarily attributable to an increase in the deposit balances of a local governmental authority related to annual tax collections. Average deposits for the first quarter of 2000 were $97.1 million, compared with $86.3 million for the same period in 1999.

ASSET QUALITY

         Non-performing assets, which include non-accrual loans, loans past-due 90 days or more and still accruing interest and other real estate owned totaled $1.02 million, compared with $1.26 million at December 31, 1999. Total other real estate owned at March 31, 2000 was $247,000, unchanged from December 31, 1999, and consisted of two properties: a single-family residence and a parcel of unimproved real estate.

         Approximately $624,000 of the total non-performing loans at March 31, 2000, represent loans to a single borrower. These loans were partially charged-off and placed on non-accrual status during the fourth quarter of 1999. Subsequent to March 31, 2000, North Point completed foreclosure on the real estate that secured two of these loans totaling approximately $540,000 of this relationship. Upon receipt of title to the property, the balance of these two loans was transferred to other real estate owned.

         The allowance for loan losses at March 31, 2000 totaled $1.2 million compared with $1.11 million at December 31, 1999. The ratio of allowance for loan losses to outstanding loans at March 31, 2000 was 1.61% compared with 1.92% at year-end 1999. Net charge-offs for the three months ended March 31, 2000 were $6,000, or 0.04% of average loans on an annualized basis.

         Management believes the allowance for loan losses at March 31, 2000 is sufficient to absorb credit losses inherent in the loan portfolio. This judgment is based on the best available information and involves a significant degree of uncertainty.

CAPITAL AND DIVIDENDS

         The leverage, tier I risk-based and total risk-based capital ratios of North Point were 9.08%, 12.53% and 13.78%, respectively, as of March 31, 2000. These three capital ratios were all in excess of the regulatory requirement for "well capitalized" status for a bank at March 31, 2000 and December 31, 1999.

         A quarterly cash dividend of $0.30 per common share was paid during the first quarter of 2000, the same amount as paid in the first quarter of 1999.

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1999 AND 1998

INCOME STATEMENT REVIEW

         Net income was $1.09 million in 1999, a decrease of 38.4% from the $1.64 million earned in 1998. Diluted earnings per share were $2.35 for 1999, compared with $3.82 reported for 1998, a decrease of 38.5%. Return on average assets and return on average shareholders' equity for 1999 were 0.98% and 10.88%, respectively, compared with 1.82% and 18.77%, respectively, for 1998 and 1.66% and 17.69%, respectively, for 1997.

NET INTEREST INCOME

         Net interest income, which represents the difference between interest earned on assets and interest paid on deposits and other borrowings, is the single largest component of North Point's operating income. Net interest income totaled $4.53 million in 1999, compared with $4.69 million in 1998 and $4.04 million in 1997. The decrease in net interest income during 1999 is primarily attributable to increased competitive pressure on both loan and deposit rates and the placement of one large loan relationship on non-accrual status, offset by an increase in average earning assets. The net interest margin, on a tax-equivalent basis, was 4.84% in 1999, compared with 5.71% in 1998 and 5.57% in 1997. The compression of the net interest margin of 87 basis points from 1998 to 1999 is primarily attributable to increased competitive pricing pressure on both loans and deposits, and the placement of one large loan relationship on non-accrual status. The competitive pricing pressure on deposits was principally due to a single interest-bearing transaction account relationship for a municipal government authority that was awarded on a bid basis for a two-year period that commenced on January 1, 1999.

         The following table shows, for the past three years, the relationship between interest income and interest expense and the average balances of interest earning assets and interest bearing liabilities.

TABLE 1 - AVERAGE CONSOLIDATED BALANCE SHEETS AND NET INTEREST ANALYSIS
 (DOLLAR AMOUNTS IN THOUSANDS)

                                                                      FOR THE YEARS ENDED DECEMBER 31
                                                     1999                            1998                          1997
                                       ----------- ---------- ------- ----------- ---------  ------- ---------- --------- -------
                                          AVG.     INTEREST    AVG.      AVG.     INTEREST    AVG.     AVG.     INTEREST     AVG.
                                        BALANCE     <F1>       RATE    BALANCE       <F1>     RATE    BALANCE     <F1>       RATE
                                       ----------- ---------- ------- ----------- ---------  ------- ---------- ----------- ------
ASSETS:
Interest-earning assets:
   Loans, net of unearned income <F2>     $57,961     $5,973  10.31%    $ 55,554    $5,965    10.74%   $45,137    $5,032    11.15%
   Taxable investments                     24,538      1,499   6.11%      19,630     1,261    6.42%     21,363     1,392    6.52%
   Tax-exempt investments                   6,087        431   7.08%       4,808       356    7.40%      4,684       348    7.43%
   Federal funds sold and other
     interest income                        7,849        397   5.06%       4,288       231    5.39%      3,453       186    5.39%
                                       ----------- ---------          ----------- ---------          ---------- ---------
TOTAL INTEREST-EARNING ASSETS/
    INTEREST INCOME                        96,435      8,300   8.61%      84,280     7,813    9.27%     74,637     6,958    9.32%
                                       ----------- ---------          ----------- ---------          ---------- ---------
NON-INTEREST-EARNING ASSETS:
   Allowance for loan losses                 (870)                          (777)                         (657)
   Cash and due from banks                  3,979                          3,244                         3,498
   Premises and equipment                   2,342                          1,792                         1,656
   Other assets                               888                          1,186                         1,463
                                       -----------                    -----------                    ----------
TOTAL ASSETS                             $102,774                       $ 89,725                      $ 80,597
                                        ===========                    ===========                    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
   Interest-bearing deposits:
   Transaction accounts                   $24,964     $1,108   4.44%    $ 20,947     $ 685    3.27%    $15,950     $ 570    3.57%
   Savings and money market deposits        5,907        176   2.98%       5,666       168    2.97%      5,504       157    2.85%
   Certificates of deposit                 43,846      2,337   5.33%      37,941     2,140    5.64%     36,497     2,066    5.66%
                                       ----------- ---------          ----------- ---------          ---------- ---------
   Total interest-bearing deposits         74,717      3,621   4.85%      64,554     2,993    4.64%     57,951     2,793    4.82%
                                       ----------- ---------          ----------- ---------          ---------- ---------


Long-term debt and other borrowings           150          8   5.33%         175        10    5.71%        155         9    5.81%
                                       ----------- ---------          ----------- ---------          ---------- ---------
   Total borrowed funds                       150          8   5.33%         175        10    5.71%        155         9    5.81%
                                       ----------- ---------          ----------- ---------          ---------- ---------
TOTAL INTEREST-BEARING LIABILITIES/
    INTEREST EXPENSE                       74,867      3,629   4.85%      64,729     3,003    4.64%     58,106     2,802    4.82%
NON-INTEREST-BEARING LIABILITIES:
   Non-interest-bearing deposits           18,263                         15,918                        14,439
   Other liabilities                          368                            356                           484
                                       ----------                     -----------                    ----------
   Total liabilities                       93,468                         81,004                        73,029
                                       ----------                     -----------                    ----------
Shareholders' equity                       9,276                           8,722                         7,568
                                       ---------                      ----------                    ----------

TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY                                $102,774                        $89,725                       $80,597
                                       ===========                     ==========                    ==========

Net interest-rate spread                                        3.76%                         4.63%                          4.50%
Impact of non-interest bearing
   sources and other changes in
    balance sheet composition                                   1.08%                         1.08%                          1.07%
                                                             ---------                      --------                      ---------
NET INTEREST INCOME/MARGIN ON
   INTEREST-EARNING ASSETS <F3>                       $4,671    4.84%                $4,810   5.71%               $4,156     5.57%
                                                   ========= =========            =========  =======            ========= =========

<F1>     Interest  income on  tax-exempt  securities  and loans is  adjusted  to reflect comparable interest on taxable securities.
<F2>     For computational purposes, includes non-accrual loans.
<F3>     Tax equivalent net interest  income as a percentage of average  earning assets.

The following table shows the relative impact on net interest income of changes in the average outstanding balances (volume) of interest earning assets and interest bearing liabilities and the rates earned and paid by North Point on such assets and liabilities from 1997 to 1998 and 1998 to 1999. Variances resulting from a combination of changes in rate and volume are allocated in proportion to the absolute dollar amounts of the change in each category.

TABLE 2 - CHANGE IN INTEREST INCOME AND EXPENSE ON A TAX EQUIVALENT BASIS (DOLLAR AMOUNTS IN THOUSANDS)

                                                   1999 Compared to 1998 Increase            1998 Compared to 1997 Increase
                                                   (Decrease) in Interest Income and        (Decrease) in Interest Income and
                                                      Expense Due to Changes In:                Expense Due to Changes In:
                                                   Volume        Rate         Total          Volume        Rate         Total
                                               --------------------------------------      ---------------------------------------
INTEREST-EARNING ASSETS
Loans                                           $   253        $  (245)       $     8        $ 1,161        $  (228)       $   933
Taxable Investments                                 302            (64)           238           (113)           (18)          (131)
Tax-exempt investments                               91            (16)            75              9             (1)             8
Federal funds sold and other
   interest income                                  181            (15)           166             45           --               45
                                                -------------------------------------        -------------------------------------
TOTAL INTEREST-EARNING ASSETS                   $   827        $  (340)       $   487        $ 1,102        $  (247)       $   855

INTEREST-BEARING LIABILITIES:
Transaction accounts                            $   148        $   275        $   423        $   179        $   (64)       $   115
Savings deposits                                      7              1              8              5              6             11
Certificates of deposit                             320           (123)           197             82             (8)            74
                                               --------------------------------------        -------------------------------------
     Total interest-bearing deposits                475            153            628            266            (66)           200

Long-term debt and other borrowings                  (1)            (1)            (2)             1           --                1
                                               --------------------------------------        -------------------------------------
     Total borrowed funds                            (1)            (1)            (2)             1           --                1
                                               --------------------------------------        -------------------------------------
TOTAL INTEREST-BEARING LIABILITIES              $   474        $   152        $   626        $   267        $   (66)       $   201
                                               --------------------------------------        -------------------------------------
INCREASE (DECREASE) IN NET INTEREST INCOME
                                                $   353        $  (492)       $  (139)       $   835        $  (181)       $   654
                                               ======================================        =====================================

<F1>  Variances  resulting  from a combination of changes in rate and volume are allocated in proportion to the absolute dollar amounts of the change in each category.

PROVISION FOR LOAN LOSS

         The provision for loan losses in 1999 was $620,000, compared with $200,000 in 1998 and $175,000 in 1997. As a percentage of average outstanding loans, the provisions recorded in 1999, 1998 and 1997 were 1.07%, 0.36% and 0.39%, respectively. Net loan charge-offs as a percentage of average outstanding loans for 1999 were 0.46 %, compared with 0.12% in 1998 and 0.09% in 1997. The increase in provision and net charge-offs in 1999 is the result of an increase in non-performing loans and growth in the loan portfolio.

         The provision for loan losses is based on management's evaluation of inherent risks in the loan portfolio as of the balance sheet date and conjunction with an analysis of the adequacy of the allowance for loan losses. Management believes that the allowance for loan losses is adequate as of the balance sheet date.

NON-INTEREST INCOME

         Total non-interest income for 1999 was $625,000, compared with $654,000 in 1998 and $656,000 in 1997. The primary source of non-interest income for North Point is service charges and fees on deposit accounts. Total service charges on deposit accounts for 1999 were $451,000, compared with $484,000 in 1998 and $475,000 in 1997. The decline in service fees on deposits from 1998 to

1999 of $33,000 is primarily attributable to lower returned check/non-sufficient funds charges resulting from wider customer use of overdraft protection services

         Other services charges and fees for 1999 totaled $70,000, compared with $56,000 in 1998 and $54,000 in 1997. The increase in this income category from 1998 to 1999 is primarily attributable to increased fees for issuance of letters of credit and increased fees associated with general bank services such as wire transfers.

         Other non-interest income for 1999 was $104,000, compared with $113,000 in 1998 and $99,000 in 1997. The two main components of this revenue category are ATM fees and safe deposit rental fees, which collectively increased by $5,000 in 1999. This income category also includes net gains or losses on the sale of foreclosed property. During 1999, total net losses of $5,000 were recorded, compared with net gains of $7,000 in 1998.

NON-INTEREST EXPENSE

         Total non-interest expense for 1999 was $3.07 million, compared with $2.69 million in 1998 and $2.49 million in 1997. The single largest component of non-interest expense is employee salaries and benefits, which totaled $1.64 million in 1999, compared with $1.43 million in 1998 and $1.32 million in 1997. The increase in salary and benefit expense during 1999 is related to general increases and to the hiring of two managers for the new branch office located in Cumming, Georgia. Although this office was not opened until the fourth quarter, the new managers were hired during the second quarter to allow for sufficient time to become familiar with North Point's systems, policies, and procedures.

         Occupancy and equipment expense for 1999 was $349,000, compared with $348,000 in 1998 and $348,000 in 1997. Other operating expense for 1999 was $1.08 million, compared with $914,000 in 1998 and $826,000 in 1997. The increase in other operating expense of $165,000, or 18%, from 1998 to 1999 in primarily attributable to an increase in advertising, contributions and stationery/supply expense associated with the opening of the new office in Cumming, Georgia; an increase in data processing costs associated with an upgrade of the branch automation system; and expenses associated with the write-down of foreclosed real estate.

         The efficiency ratio, which measures a bank's total operating expenses as a percentage of net interest income (before provision for loan losses) plus non-interest income, was 59.6% for 1999, compared with 50.4% and 53.4% for 1998 and 1997, respectively.

INCOME TAXES

         North Point had income tax expense of $453,000 in 1999, compared with $814,000 in 1998 and $662,000 in 1997. North Point's effective tax rate (expressed as a percentage of pre-tax income) for 1999, 1998, and 1997 was 31.0%, 33.2% and 33.1%, respectively. The effective tax rates are lower than the statutory federal tax rate primarily because of interest income on certain investment securities that is exempt from income taxes.

BALANCE SHEET OVERVIEW

         Total assets at December 31, 1999 were $106.5 million, compared with $93.9 million and $85.3 million at year-end 1998 and 1997, respectively. Average assets for 1999, 1998, and 1997 were $102.8 million, $89.7 million, and $80.6 million, respectively. The asset growth experienced by North Point during the past three years is attributed to the strong economic conditions in the local market area in which North Point operates.

LOANS

         Total loans at December 31, 1999 were $62.2 million, compared with $54.6 million at December 31, 1998 and $48.1 million at December 31, 1997. Average loans for 1999, 1998, and 1997 were $58.0 million, $55.6 million, and $45.1 million, respectively. Loan growth has been particularly strong in the commercial and real estate - construction loan categories during the past three years. The decline in consumer loans from 1998 to 1999 is attributed to a reclassification of certain consumer loans to the real estate - mortgage category.

         The following table presents a summary of the loan portfolio by loan type as of December 31 for the years 1995 through 1999.

TABLE 3 - LOAN PORTFOLIO
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                             DECEMBER 31,
                                               1999             1998             1997              1996             1995
                                         ----------------- ---------------- ---------------- ----------------- ----------------
Commercial                                     10,064             6,677            4,327             6,450            7,566
Real estate - construction                     12,556             8,299            6,354             4,821            2,733
Real estate - mortgage                         33,378            27,059           27,153            22,773           17,542
Consumer                                        6,214            12,512           10,277             6,672            5,117
                                         ----------------- ---------------- ---------------- ----------------- ----------------
     Total loans                               62,212            54,547           48,111            40,716           32,958
                                         ================= ================ ================ ================= ================

As a percentage of total loans:
Commercial                                      16.2%             12.2%             9.0%             15.8%            22.9%
Real estate - construction                      20.2%             15.2%            13.2%             11.8%             8.3%
Real estate - mortgage                          53.6%             49.7%            56.4%             56.0%            53.3%
Consumer                                        10.0%             22.9%            21.4%             16.4%            15.5%
                                         ----------------- ---------------- ---------------- ----------------- ----------------
     Total loans                               100.0%            100.0%           100.0%            100.0%           100.0%
                                         ================= ================ ================ ================= ================


         Substantially all of North Point's loans are to customers located in its immediate market area of Dawson and Forsyth Counties in north Georgia. A significant decline in the value of real estate in North Point's primary market or a downturn in the local economy could result in an increase in the provision for loan losses and charge-offs.

         The following table sets forth the maturity distribution of real estate construction and commercial loans, including the interest sensitivity for loans maturing in more than one year, as of December 31, 1999.

TABLE 4 - LOAN PORTFOLIO MATURITY
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                    Rate Structure for Loans
                                                                Maturity                             Maturing Over One Year
                                       ----------------------------------------------------------- ---------------------------
                                          One Year        One through       Over Five                Fixed Rate   Floating
                                          or less         Five Years          Years       Total                     Rate
-------------------------------------- --------------- ----------------- ------------- ----------- ------------ --------------
Commercial                                  5,208             4,763              93     10,064        2,995         1,861
Real estate - construction                 12,556                 -               -     12,556            -             -
                                       --------------- ----------------- ------------- ----------- ------------ --------------
   Total                                   17,764             4,763              93     22,620        2,995         1,861
                                       =============== ================= ============= =========== ============ ==============


ASSET QUALITY

         Non-performing loans, which include non-accrual loans and loans past due over 90 days and still on accrual status, totaled $1.01 million at December 31, 1999, compared with $552,000 at December 31, 1998 and $116,000 at December 31, 1997. The increase in non-performing loans at year-end 1999 is primarily attributable to loans made to one borrower that are principally secured by unimproved real estate. All loans in this relationship were placed on non-accrual status during the fourth quarter of 1999. Based upon management's evaluation of the collateral value, these loans were also partially charged-off during 1999 and no material additional loss on this loan relationship is expected. The increase in non-performing loans at year-end 1998 is primarily attributable to three residential construction loans that were place on non-accrual status. Subsequently to December 31, 1999, two of the three loans were paid in full and one loan was transferred to foreclosed real estate. At December 31, 1999, the ratio of non-performing loans to total loans was 1.63%, compared with 1.01% and .24% at year-end 1998 and 1997, respectively. Non-performing assets, which included non-performing loans and foreclosed real estate, totaled $1.26 million at December 31, 1999, compared with $552,000 at December 31, 1998 and $175,000 at December 31, 1997. Foreclosed real estate at December 31, 1999, consisted of two properties - one single-family residence, which at year-end 1999 was classified as a non-accrual loan, and one parcel of unimproved real estate. The carrying value of the single family residence was reduced by $50,000 (charged to current period expense) during the fourth quarter of 1999 to reflect management's estimate of current fair market value.

         It is North Point's general policy to place a loan on non-accrual status when, in the opinion of management, the principal and interest on a loan is not likely to be repaid in accordance with the loan terms. When a loan is placed on non-accrual, all accrued but unpaid interest is reversed against current interest income. Depending on management's evaluation of the borrower's financial condition and the loan collateral, interest on a non-accrual loan may be recognized on a cash basis as payments are received.

         The table below presents North Point's non-performing loans and assets at December 31 for each of the past five years.

TABLE 5 - NON-PERFORMING ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                 DECEMBER 31,
                                                     1999             1998            1997           1996            1995
----------------------------------------------- ---------------- --------------- --------------- -------------- ---------------
Non-accrual loans                                    $  706          $  473            $  72         $  59           $  65
Loans past due 90 days or more and still
    accruing                                            308              79               44            57              84

                                                ---------------- --------------- --------------- -------------- ---------------
    Total non-performing loans                        1,014             552              116           116             149
Other real estate owned                                 247               -               59             -              48
                                                ---------------- --------------- --------------- -------------- ---------------
    Total non-performing assets                     $ 1,261          $  552            $ 175         $ 116           $ 197
                                                ================ =============== =============== ============== ===============

Total non-performing loans as a percentage of         1.63%           1.01%            0.24%         0.28%           0.45%
    total loans
Total non-performing assets as a percentage
    of total assets                                   1.18%           0.59%            0.21%         0.15%           0.31%


         At December 31, 1999, there were loans within North Point's portfolio that were not classified as non-performing but for which known information about the borrowers' financial condition caused management to have concerns about the ability of the borrowers to comply with the repayment terms of the loans. These loans are identified and monitored through a routine loan review process and are considered in the determination of the allowance for loan losses. Based on management's evaluation of current market conditions, loan collateral and secondary sources of repayment, no significant losses are anticipated in connection with these loans.

         The table below summarizes changes in the allowance for loan losses for each of the past five years.

TABLE 6 - ALLOWANCE FOR LOAN LOSSES
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                         YEARS ENDED DECEMBER 31,
                                                 1999              1998              1997            1996            1995
-------------------------------------------------------------------------------------------------------------------------------
Balance beginning of period                       $ 844             $  710           $  574          $  396         $  429
Provision for loan losses                           620                200              175             160             70
Amounts charged-off:
   Commercial                                         5                  9                7              69            130
   Real estate - construction                         -                  -                -
   Real estate - mortgage                           226                 16               29
   Consumer                                          69                 62               50
                                            -----------------------------------------------------------------------------------
      Total loans charged-off                     $ 300              $  87            $  86           $  69         $  130
Recoveries of charged-off loans:
   Commercial                                         -                  -                4              87             27
   Real estate - construction                         -                  -                -
   Real estate - mortgage                             8                  4               20
   Consumer                                          24                 17               23
                                            -----------------------------------------------------------------------------------
      Total recoveries                               32                 21               47              87             27
                                            -----------------------------------------------------------------------------------
   Net charge-offs                                  268                 66               39             (18)           103
                                            -----------------------------------------------------------------------------------
Balance end of period                            $1,196             $  844            $ 710          $  574         $  396
                                            ===================================================================================


Total loans:
   At year-end                                  $62,212           $ 54,547         $ 48,111        $ 40,716       $ 32,958
   Average                                       57,961             55,554           45,137          37,443         31,583
As a percentage of average loans:
   Net charge-offs                                0.46%              0.12%            0.09%          (0.05%)         0.33%
   Provision for loan losses                      1.07%              0.36%            0.39%           0.43%          0.22%
Allowance as a percentage of year-
   end loans                                      1.92%              1.55%            1.48%           1.41%          1.20%


SECURITIES

         Total securities at December 31, 1999 were $29.1 million, compared with $25.0 million and $26.9 million at year-end 1998 and 1997, respectively. Total securities at December 31, 1999 included $3.76 million of securities classified as held to maturity, which had an estimated fair value of $3.78 million. Average securities for 1999 and 1998 were $30.6 million and $24.4 million, respectively. The composition and growth of the securities portfolio is reflective of management's desire to provide balance sheet liquidity while providing a stable source of interest income that has virtually no credit risk. The securities portfolio at year-end 1999 primarily consists of U.S. Government agency, state, and municipal securities, and mortgage-backed securities.

         The following table shows the carrying value of securities, by security type, as of December 31, 1999, 1998, and 1997.

TABLE 7 - SECURITIES PORTFOLIO
(DOLLAR AMOUNTS IN THOUSANDS)

CARRYING VALUE OF SECURITIES

AVAILABLE FOR SALE                                                     December 31,
                                                 1999                    1998                        1997
----------------------------------------------------------------------------------------------------------------
U.S. Treasury                                     $   251                  $   761                  $ 1,001
U.S. Government agencies                           19,931                   15,183                   10,844
State and political subdivisions                    2,956                    2,565                      946
Mortgage-backed securities                          2,142                    1,733                    1,393
Other securities                                       92                       92                       92
                                                  ---------------------------------------------------------
     Total                                        $25,372                  $20,334                  $14,276
                                                  =========================================================

HELD TO MATURITY
                                                                        December 31,

                                                 1999                       1998                        1997
------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                     $  --                    $  --                    $   497
U.S. Government agencies                              247                      743                    7,081
State and political subdivisions                    3,111                    3,452                    3,626
Mortgage-backed securities                            404                      506                    1,450
                                                  =========================================================
     Total                                        $ 3,762                  $ 4,701                  $12,654
                                                  ---------------------------------------------------------

                                                  ---------------------------------------------------------
TOTAL SECURITIES                                  $29,134                  $25,035                  $26,930
                                                  =========================================================

         The following table shows the expected maturity of the securities portfolio by maturity date and the average yield based on amortized cost on a fully tax-equivalent basis as of December 31, 1999.

TABLE 8 - MATURITIES AND YIELDS OF SECURITIES AS OF DECEMBER 31, 1999 (DOLLAR AMOUNTS IN THOUSANDS)

                                                              Over One         Over Five
                                                                Year             Years
                                             One Year          Through          Through            Over
                                             or Less         Five years        Ten Years        Ten Years           Total
                                         ----------------- ---------------- ---------------- ----------------- ----------------
U.S. Treasury                              $   251            $  --             $  --             $  --             $   251
U.S. Government agencies                       996             16,348             2,834              --              20,178
State and political subdivisions               765              3,254             1,579               469             6,067
Mortgage-backed securities                     253                596               452             1,245             2,546
Other securities                              --                 --                --                  92                92
                                           -------            -------           -------           -------           -------
     Total                                 $ 2,265            $20,198           $ 4,865           $ 1,806           $29,134
                                           =======            =======           =======           =======           =======
Weighted average yield                        5.99%              6.31%             6.54%             6.33%             6.32%
Percent of total                               7.8%              69.3%             16.7%              6.2%            100.0%

INTEREST RATE SENSITIVITY MANAGEMENT

         North Point actively manages interest rate sensitivity through its Asset/Liability Management Committee. The primary objectives of asset/liability management are to ensure that North Point can meet the investment return expectations of its shareholders in the event that interest rates change and to provide adequate liquidity to meet the needs of customers. Effective interest rate risk management seeks to ensure that both interest sensitive assets and liabilities respond to changes in market rates in a manner that provides for a minimal fluctuation of net interest income, which is the primary source of operating revenue.

         North Point's Asset/Liability Management Committee utilizes a gap analysis to determine the overall sensitivity of the balance sheet to changes in market interest rates. A negative gap (more liabilities than assets repricing within one year) indicates that the bank's net interest income will fall in a rising rate environment. A positive gap (more assets repricing than liabilities within one year) indicates the bank's net interest income will decline in a falling rate environment.

         The following table summarizes the amounts of interest-earning assets and interest-bearing liabilities outstanding at December 31, 1999 and the amounts that are expected to mature or reprice in each of the five time periods shown. The amounts of assets and liabilities shown are based on contractual terms and maturities.

TABLE 9 - INTEREST RATE GAP SENSITIVITY
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                   One          Four           One        Over Five
                                                               Through      Through        Through      Years and
                                                                Three        Twelve         Five         Non-rate
                                               Immediate        Months       Months         Years       Sensitive       Total
-------------------------------------------- -------------- ------------- ------------- -------------- ------------- ------------
Interest earning assets:
     Federal funds sold                        $  4,180      $   --          $   --         $   --         $   --       $  4,180
     Interest bearing deposits in banks           2,981          --              --             --             --          2,981
     Securities                                      92           215           2,248         18,732          7,847       29,134
       Loans                                      2,262        12,723          23,118         22,483          1,626       62,212
                                               ---------------------------------------------------------------------------------
         Total interest earning assets         $  9,515      $ 12,938        $ 25,366       $ 41,215       $  9,473     $ 98,507
                                               ---------------------------------------------------------------------------------

Interest bearing liabilities:
     Transaction accounts                      $   --        $ 26,991        $   --         $   --         $   --       $ 26,991
     Savings deposits                              --           5,350            --             --             --          5,350
     Time deposits                                 --          12,262          26,891          7,333           --         46,486
     Other borrowings                              --             389            --             --             --            389

                                               ---------------------------------------------------------------------------------
       Total interest bearing liabilities          --          44,992          26,891          7,333           --         79,216
                                               ---------------------------------------------------------------------------------
Non-interest bearing sources of funds              --            --              --             --           17,738       17,738
                                               ---------------------------------------------------------------------------------
     Interest sensitivity gap                     9,515       (32,054)         (1,525)        33,882         (8,265)       1,553
                                               ---------------------------------------------------------------------------------
     Cumulative sensitivity gap                $  9,515      $(25,539)       $(24,064)      $  9,818       $  1,553     $   --
                                               =================================================================================
     Percentage of assets repricing                9.66%        13.13%          25.75%         41.84%          9.62%         100.0%

         At December 31, 1999, the one-year gap was a negative $ 27.0 million. This generally indicates that North Point's net interest income will decrease in a rising rate environment and increase in a declining rate environment. This is commonly referred to as being "liability sensitive." There are significant limitations of gap analysis for determining the impact of rate changes on a bank's net interest income. For example, although certain assets and liabilities may have similar maturity or repricing characteristics, they may react differently to changes in market rates. In addition, some assets that have adjustable rates may have contractual terms that limit the frequency and amount of rate increases.

DEPOSITS AND OTHER BORROWINGS

         Total deposits at December 31, 1999 were $96.6 million, compared with $84.1 million and $76.8 million at year-end 1999 and 1998, respectively. Average deposits for 1999, 1998, and 1997 were $92.9 million, $80.4 million, and $72.4 million, respectively. As a community-oriented bank, North Point views core deposits as the primary source of funding growth in interest earning assets.

         Time deposits of $100,000 or more totaled $16.3 million at December 31, 1999, compared with $12.3 million and $10.9 million at year-end 1998 and 1997, respectively. North Point had no brokered deposits at year-end 1999 or 1998. The following table sets forth the maturities of time deposits of $100,000 and greater as of December 31, 1999.

TABLE 10 - MATURITIES OF TIME DEPOSITS OF $100,000 AND GREATER
(DOLLAR AMOUNTS IN THOUSANDS)

Three months or less                         $ 4,091
Over three months through six months           3,825
Over six months through twelve months          6,006
Over one year                                  2,403
                                             -------

     Total                                   $16,325
                                             =======

CAPITAL, LIQUIDITY, AND DIVIDENDS

         Total shareholders' equity at December 31, 1999 was $9.2 million, compared with $9.4 million and $8.1 million at year-end 1998 and 1997, respectively. Total cash dividends of $1.20 per share were paid in 1999, compared with $0.96 and $0.88 in 1998 and 1997, respectively. The dividend payout ratios, as a percentage of net income, were approximately 51%, 25%, and 28% for 1999, 1998, and 1997, respectively.

         During the first quarter of 1997 and 1999, North Point's board of directors declared the following common stock dividends:

                  YEAR               DIVIDEND %                NEW SHARES
                  1997                  20%                      57,118
                  1998                    -                           -
                  1999                  25%                      85,677

         The common stock dividends resulted in a reduction of retained earnings and offsetting increase in common stock for the number of new shares issued, at a par value of $5.00. All per-share amounts presented in this discussion are calculated based on the retroactive adjustment of outstanding common shares for the stock dividends for all periods presented.

         North Point is subject to various regulatory capital requirements administered by banking regulatory agencies. The minimum ratios to be considered "well capitalized" for banks as defined by banking regulations are five percent for leverage ratio, six percent for Tier I capital ratio, and ten percent for total risk-based capital ratio. The following table shows North Point's bank subsidiary capital ratios as of December 31, 1999 and 1998 and the amounts required for minimum capital adequacy purposes.

TABLE 11 - REGULATORY CAPITAL
(DOLLAR AMOUNTS IN THOUSANDS)

                                              LEVERAGE                   TIER I RISK-BASED              TOTAL RISK-BASED
                                    -------------------------------------------------------------------------------------------
               1999                     AMOUNT         RATIO           AMOUNT            RATIO        AMOUNT          RATIO
                                    -------------------------------------------------------------------------------------------
Actual Amount                          $ 9,712          9.09%         $  9,712            14.25%      $ 10,568        15.50%
Regulatory Minimum                       3,206          3.00%            2,045             4.00%         5,453         8.00%
                                    -------------------------------------------------------------------------------------------
   Excess                              $ 6,506          6.09%         $  7,667            10.25%       $ 5,115         7.50%

               1998
Actual Amount                          $ 9,140          9.80%          $ 9,140            16.09%       $ 9,852        17.34%
Regulatory Minimum                       2,798          3.00%            1,704             4.00%         4,545         8.00%
                                    -------------------------------------------------------------------------------------------
   Excess                              $ 6,342          6.80%          $ 7,436            12.09%       $ 5,307         9.34%

(1) As of December 31, 1999 and 1998, the most recent notification from the Federal Deposit Insurance Corporation categorized Dawson County Bank as "well capitalized" under the current regulatory framework for prompt corrective action. Prompt corrective action guidelines do not apply to bank holding companies.

         North Point's liquidity management policy is designed to ensure that the daily cash flow needs of Dawson County Bank and its customers (both depositors and borrowers) are met in a cost-effective manner. Liquidity represents the ability of a bank to convert assets into cash or to obtain additional funds through borrowings. In the opinion of management, North Point's liquidity position at December 31, 1999 is sufficient to meet expected cash flow requirements. Reference should be made to the statements of cash flows appearing in the consolidated financial statements for a three-year analysis of the changes in cash (and equivalents) attributed to operating, investing, and financing activities.

IMPACT OF INFLATION AND PRICE CHANGES

         North Point's asset and liabilities, like most financial services companies, are mostly financial in nature. Unlike industrial firms, relatively little investment is held in fixed assets or inventory. Inflation can have a significant impact on asset growth and the resulting need to increase equity capital at higher than expected rates in order to maintain required capital ratios.

         Management believes the potential impact of inflation on the North Point's financial performance is dependent upon how well North Point reacts to inflationary pressures. North Point's asset/liability management policy and the periodic review of the pricing of North Point's banking products and services are both designed to manage the risk of inflation.

YEAR 2000

         North Point complied with all aspects of the Federal Financial Institutions Examination Council's directive regarding Year 2000 testing and remediation. None of North Point's systems sustained a failure related to Year 2000. North Point established a budget of $85,000 for Year 2000 testing and remediation and, as of December 31, 1999, approximately $85,000 was actually spent and no additional expenditures are expected. In accordance with recently issued accounting guidelines on how Year 2000 costs should be recognized for financial statement purposes, North Point recognized as current period expense all costs associated with the consulting, inventory, testing and resources components of the Year 2000 budget. North Point funded the Year 2000 costs out of its normal operating cash flows.

                         THE PROPOSED INDEPENDENT MERGER

BACKGROUND OF THE MERGER

         In a strategic planning session in June of 1998, the board of directors and senior management of Independent reviewed a variety of possible alternatives for Independent to pursue. After a number of board discussions and educational efforts, the Chairman of the board of directors appointed a three-member committee to pursue merger possibilities and report back to the board of directors.

         On November 22, 1999,  James H. Powell,  President and Chief  Executive
Office of Independent met with Jimmy Tallent, President and Chief Executive Officer of United, to determine if there might be some interest in considering a merger of the institutions. On December 3, 1999, Mr. Powell and Director Bob Prillaman visited Mr. Tallent to discuss the proposal in greater detail.

         On December 21, 1999, Messrs. Prillaman and Powell reported to Independent's board of directors on the visit to United, reviewed financial information on United and Independent related to the valuation, and proposed that Independent enter into formal discussions with United about a merger.

         On December 29, 1999, Mr. Tallent visited Independent and toured its facilities at Powder Springs, Marietta, Lost Mountain, and Hiram, and he discussed management depth and asset quality with Mr. Powell. On January 7, 2000, Mr. Powell visited Blairsville to tour United's facilities and to meet with key personnel.

         On January 12, 2000, Mr. Powell received a letter of intent from Mr. Tallent outlining terms and conditions of a proposed merger. A copy of this letter, supporting financial data, and other materials were sent to each member of the Independent board of directors for review.

         At the conclusion of the meeting of the board of directors of Independent on January 25, 2000, the board authorized proceeding with due diligence in preparation for entering into a definitive agreement to merge.

         On January 28, 2000, the board of directors of United considered the business and operations and asset quality of Independent as well as the attractiveness of the Independent franchise and its management team and the compatibility of that franchise with the operations of United. After that consideration, United's board of directors approved the execution of the Agreement and Plan of Reorganization, subject to satisfactory completion of a due diligence investigation of Independent. On January 31 and February 1, 2000, on-site due diligence was conducted by representatives of United. Subsequently, both companies undertook additional due diligence and discussions with legal counsel.

         After  completion  of the due  diligence,  Mr.  Tallent and Mr.  Powell signed a letter of intent on February 10, 2000, and United and Independent issued a joint press release describing the transaction. At a meeting on February 29, 2000, Independent's board of directors met with legal counsel and, after review of pertinent documents, unanimously agreed to execute the definitive agreement, which was executed on March 3, 2000.


         Prior to the engagement of The Carson Medlin Company to render its opinion as to the fairness, from a financial potion of view, of the merger, Independent had negotiated to retain a financial advisory firm with experience in banking transactions to act as its financial advisor. This financial advisory firm advised Independent, however, that it would not be able to issue an opinion regarding the consideration to be received by the Independent shareholders, citing, among other factors, concerns with the value of the United common stock due to the lack of a liquid trading market, and its lack of familiarity with United. The Carson Medlin Company had previously assisted United with a placement of shares in North Carolina and, as a result of its greater familiarity with United, did not share the level of concern expressed by the other financial advisory firm. The Board of Independent considered both the concerns of the other financial advisory firm and the analysis of The Carson Medlin Company in retaining The Carson Medlin Company as its financial advisor.


SUMMARY OF THE MATERIAL FEATURES OF THE MERGER BETWEEN UNITED AND INDEPENDENT

         EFFECTIVE DATE. The merger will be effective upon the approval of the merger agreement by the Independent shareholders and the filing of a certificate of merger with the Georgia Secretary of State. The merger also is subject to approval by the Board of Governors of the Federal Reserve System and the

Department of Banking and Finance of the State of Georgia. Management of United and Independent anticipate that the merger will become effective in the third quarter of 2000.

         TERMS OF THE MERGER. On the effective date of the merger, each outstanding share of Independent common stock will be converted into and exchanged for 0.4211 shares of United common stock. If, prior to the effective date, the outstanding shares of United common stock are increased through a stock dividend, stock split, subdivision, recapitalization, or reclassification of shares, or are combined into a lesser number of shares by reclassification, recapitalization, or reduction of capital, the number of shares of United common stock to be delivered pursuant to the merger in exchange for a share of Independent common stock will be proportionately adjusted.

         United will not issue fractional share certificates of common stock in connection with the merger, and an outstanding fractional share interest will not entitle the owner to vote, to receive dividends, or to any rights of a shareholder of United with respect to that fractional interest. Instead of issuing any fractional shares of common stock, United will pay in cash an amount (computed to the nearest cent) equal to the fraction of the share multiplied by $38.00 per share.

         If the merger is completed, shareholders of Independent will become shareholders of United, Independent will be merged with United, and Independent will cease to exist as a separate entity. Following the merger, the Restated Articles of Incorporation, Bylaws, corporate identity, and existence of United will not be changed.

         TERMINATION AND CONDITIONS OF CLOSING. The merger agreement may be terminated and the merger abandoned at any time either before or after approval of the merger agreement by the shareholders of Independent, but not later than the Effective Date:

         o by either party, if the other party has a material adverse change in its financial condition or business;

         o by either party, if the other party materially breaches any of the representations or warranties or any covenant or agreement it made under the merger agreement;

         o by either party, if it learns of information not disclosed in the merger agreement or related documents which the other party was required to disclose pursuant to the merger agreement, which materially and adversely affects the business, properties, assets, or earnings of the other party;

         o by either party, if a lawsuit is filed or threatened which could prohibit or otherwise materially affect the merger agreement or the completion of the merger and which either party believes, in good faith, would make completion of the merger inadvisable;

         o by either party, if the merger is not completed by August 31, 2000;

         o        by  United,   if  the  holders  of  155,852  or  more  of  the
                  outstanding shares of Independent common stock choose to dissent from the merger and demand payment in cash;

         o by either party, if the Independent shareholders do not approve the merger agreement; or

         o by either party, if it learns of any potential liability of the other party which results from the other party's non-compliance with any environmental law or from the environmental condition of the properties or assets of the other party.

         The following are some of the required conditions of closing:

         o        the  accuracy of the  representations  and  warranties  of all
                  parties   contained  in  the  merger   agreement  and  related
                  documents as of the date when made and the effective date;

         o the performance of all agreements and conditions required by the merger agreement;

         o the delivery of officers certificates, resolutions, and legal opinions to Independent and United;

         o        approval of the merger by the Independent shareholders;

         o        receipt  of  all  necessary   authorizations  of  governmental
                  authorities, and the expiration of any regulatory waiting periods;

         o effectiveness of the registration statement of United relating to the shares of United common stock to be issued to Independent shareholders in the merger;

         o the receipt by Independent of the opinion of Kilpatrick Stockton LLP as to the tax consequences to Independent shareholders;

         o the receipt by United of an opinion of Porter Keadle Moore LLP that the merger will be accounted for as a pooling of interests;

         o the issuance of a certificate of merger by the Secretary of State of Georgia; and

         o        the  receipt  by  Independent  of  a  fairness   opinion  from
                  Independent's financial advisor.

EXPENSES

         United will pay all of its expenses incurred in connection with the authorization, preparation, execution, and performance of the merger agreement, including all fees and expenses of its agents, representatives, counsel, and accountants and the fees and expenses related to filing regulatory applications with state and federal authorities in connection with the transactions contemplated thereby. Independent will pay all of its expenses incurred in connection with the authorization, preparation, execution, and performance of the merger agreement, including all fees and expenses of agents, representatives, counsel, and accountants for Independent and the cost of reproducing and mailing the proxy statement.

ACCOUNTING TREATMENT

         United will account for the merger as a pooling of interests transaction in accordance with generally accepted accounting principles. Under this accounting method, holders of Independent common stock will be deemed to have combined their existing voting common stock interests with the holders of United common stock by exchanging their shares for shares of United common stock, and as a result, the assets and liabilities of Independent will be added to those of United at their recorded book value, and the shareholders' equity accounts of Independent and United would be combined on United's consolidated balance sheet. The unaudited pro forma financial information contained in this proxy statement has been prepared using the pooling of interests accounting method to account for the merger.

REGULATORY APPROVALS

         The Board of Governors of the Federal Reserve System and the Department of Banking and Finance of the State of Georgia have approved the Independent merger. In determining whether to grant that approval, the Federal Reserve and the Department of Banking and Finance considered the effect of the merger on the financial and managerial resources and future prospects of the companies and banks concerned and the convenience and needs of the communities served.

                 INFORMATION ABOUT INDEPENDENT BANCSHARES, INC.


DESCRIPTION OF BUSINESS

         Independent is a one-bank holding company which, through its subsidiary, Independent Bank & Trust, provides banking services through its four full-service banking offices, two in Powder Springs, Georgia and one each in Hiram and Marietta, Georgia. The Company's executive office is located at 4484 Marietta Street, Powder Springs, Georgia 30127, and its telephone number is
(770) 943-5000. Independent Bank & Trust offers a broad range of customary banking services including commercial, mortgage, and consumer loans; checking, savings, and time deposit accounts; wire transfers; and rental of safety deposit boxes.

         Independent was incorporated on July 15, 1996, as a Georgia business corporation. On July 15, 1996, Independent acquired all of the shares of common stock of Independent Bank & Trust, which was organized as a Georgia banking corporation on March 4, 1988.

         As of March 31, 2000, Independent had total consolidated assets of approximately $161.1 million, total deposits of approximately $141.4 million, and total shareholders' equity of approximately $13.0 million. At March 31, 2000, Independent had 57 full-time employees.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The following table lists each shareholder of record that directly or indirectly owned, controlled, or held with power to vote 5% or more of the 1,948,148 outstanding shares of Independent common stock as of May 1, 2000, and the amount of Independent common stock held by each executive officer and director of Independent. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. Information relating to beneficial ownership of the Independent common stock is based upon "beneficial ownership" concepts set forth in rules issued under the Securities Exchange Act of 1934. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of that security, or "investment power," which includes the power to dispose or to direct the disposition of that security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of each beneficial owner of more than 5% of Independent's stock is 4484 Marietta Street, Powder Springs, Georgia 30127.

Name                                   Number of Shares Beneficially Owned              Percentage of Class
----                                   -----------------------------------              -------------------
Wayne Ingram<F1>                                     243,600                                  11.78%
Bob M. Prillaman                                     170,311<F2>                               8.24%
Joseph Mykytyn                                       157,922<F3>                               7.64%
James H. Powell                                      129,748<F4>                               6.28%
J. Al Cochran                                        105,503<F5>                               5.10%
Jimmy W. Jones                                        93,618<F6>                               4.53%
Henry P. Wilson                                       29,107<F7>                               1.41%
Delmas L. Lindsey                                     23,464<F8>                               1.13%
J. Daniel Oliver                                      22,893<F9>                               1.11%
Roy N. Vanderslice                                    22,084<F8>                               1.07%
M. Gregson Griggs                                     22,097<F9>                               1.07%
Jack D. Hall                                          11,499                                   0.56%
ALL DIRECTORS AND OFFICERS AS A GROUP                1,031,846<F3> - <F9>                     49.91%

<F1>     Mr. Ingram's address is 430127.ipp Road, Powder Springs, Georgia
<F2>     Includes  currently  exercisable  stock options for 29,612 shares,  but does  not  include  168,623  shares  owned  by  Mr.  Prillaman's  adult children.
<F3>     Includes currently exercisable stock options for 24,802 shares.
<F4>     Includes currently exercisable stock options for 25,000 shares.
<F5>     Includes currently exercisable stock options for 13,048 shares.
<F6>     Includes currently exercisable stock options for 10,214 shares.
<F7>     Includes currently exercisable stock options for 6,607 shares.
<F8>     Includes currently exercisable stock options for 1,250 shares.
<F9>     Includes currently exercisable stock options for 2,500 shares.

INDEPENDENT'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

COMPARISON OF THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999

NET INCOME

         Net income for the three months ended March 31, 2000 was $455,000, compared with $310,000 for the same period in 1999. Diluted earnings per share for the first quarter of 2000 were $0.22, an increase of $0.06, or 38%, compared with the same period in 1999. The return on average shareholders' equity and return on average assets for the first quarter of 2000 were 14.1% and 1.19%, respectively, compared with 10.0% and 0.91%, respectively, for the same period in 1999.

NET INTEREST INCOME

         Net interest income for the three months ended March 31, 2000 totaled $1.71 million, an increase of $258,000, or 18%, over the same period in 1999. This increase was primarily due to the increase in average interest bearing assets of $20.1 million, or 31%, compared with the first quarter of 1999. The increase in average interest bearing assets was funded by growth in average deposits of $14.2 million and net additional borrowings from the Federal Home Loan Bank of $5.0 million. The net interest margin for the first three months of 2000 was 4.87%, down slightly from the same period in 1999.

PROVISION FOR LOAN LOSSES

         The provision for loan losses for the three months ended March 31, 2000 totaled $45,000, a decrease of $31,000 compared with the same period in 1999. As a percentage of average loans on an annualized basis, the provision for loan losses for the first quarter of 2000 was 0.18%. The ratio of allowance for loan losses to outstanding loans at March 31, 2000 was 1.15%, compared with 1.11% at December 31, 1999.

NON-INTEREST INCOME

         Non-interest income for the first three months of 2000 totaled $223,000, a decrease of $36,000, or 14%, from the same period in 1999. Service charges on deposit accounts totaled $111,000 for the first quarter of 2000, an increase of $11,000 over the comparable 1999 period. This increase was primarily attributable to an increase in the volume and number of deposit accounts during the past year.

         Mortgage banking revenue for the first quarter of 2000 was $25,000, a decrease of $71,000, or 74% over the same period in 1999. This decrease is attributable to the general increase in mortgage loan interest rates and corresponding reduction in the demand for mortgage refinance loans.

         Other loan fee income, which includes fees received for issuance of letters of credit and the sale and subsequent servicing of SBA loans, totaled $44,000 for the first three months of 2000. There was no revenue recorded for this income category during the first quarter of 1999.

NON-INTEREST EXPENSE

         Total non-interest expense for the three months ended March 31, 2000 was $1.19 million, an increase of $37,000, or 3% over the same period in 1999. Employee salary and benefit expense for the first three months of 2000 decreased by $69,000 compared with the same period in 1999. This decrease is primarily attributable to a decrease in commissions paid to mortgage loan originators, lower group medical insurance premiums, and a decrease in the expense associated with Independent's stock incentive plan and executive supplemental retirement plan.

         Occupancy expense for the first quarter of 2000 increased by $42,000 over the same period in 1999. This increase is primarily attributable to increased building expense (utilities, property taxes, and maintenance) associated with the new full-service office in Marietta, Georgia, that was opened during the fourth quarter of 1998 and increased equipment expense. The increase in equipment expense is principally depreciation and maintenance expense associated with check imaging and desktop computer equipment that was purchased during the second and third quarters of 1999.

         Other non-interest expense for the first three months of 2000 increased by $64,000, or 23%, compared with the same period in 1999. Increases in advertising/customer relations expense, postage and supply expense, professional fees, and data processing expense accounted for $53,000 of the increase in this expense category and are attributable to the general growth of Independent's customer account base.

         Independent's efficiency ratio, which measures a bank's total operating expenses as a percentage of net interest income (before provision for loan losses) plus non-interest income was 61.5% for the first quarter of 2000 compared with 67.3% for the first quarter of 1999.

INCOME TAXES

         Income taxes for the first three months of 2000 were $246,000, compared with $175,000 for the same period in 1999. The effective tax rate (income tax as a percentage of pre-tax income) for the first three months of 2000 was 35.1%, compared with 36.1% for the same period in 1999.

BALANCE SHEET OVERVIEW

         Total assets at March 31, 2000 were $161.1 million, an increase of $16.0 million from year-end 1999. Average assets for the first quarter of 2000 were $153.5 million, compared with $137.8 million for the same period in 1999.

         Total loans at March 31, 2000 were $101.3 million, compared with $101.6 million at year-end 1999. Although Independent originated a significant amount of new loans during the first quarter of 2000, repayments of principal on construction loans that were originated during 1999 by a loan officer who is no longer employed by Independent caused loan growth to fall below historical levels. Average loans for the first quarter of 2000 were $101.8 million, compared with $89.9 million for the same period in 1999.

         At March 31, 2000, investment securities available for sale were $23.4 million, compared with $18.9 million at year-end 1999. Substantially all of this increase is the result of purchase of securities issued by U. S. Government-sponsored agencies. Total investment securities held to maturity at March 31, 2000 were $6.7 million, compared with $7.2 million at December 31, 1999. The estimated fair market value of investment securities held to maturity at March 31, 2000 was $5.8 million.

         At March 31, 2000, Independent had federal funds sold totaling $16.7 million, an increase of $11.7 million from year-end 1999. This was the result of investing funds received in a short-term deposit described below.

         Total deposits at March 31, 2000 were $141.4 million, compared with $123.4 million at December 31, 1999. Of the total $18 million of deposit growth during the first quarter of 2000, approximately $12 million was related to tax deposits of a local government authority that were place in an interest bearing transaction account for a pre-determined period of time. Subsequent to March 31, 2000, these funds were withdrawn. Average deposits for the first quarter of 2000 were $132.4 million, compared with $111.2 million for the same period in 1999.

ASSET QUALITY

         Non-performing assets, which includes non-accrual loans, loans past-due 90 days or more and still accruing interest and other real estate owned totaled $26,000, compared with $30,000 at December 31, 1999. Independent had no other real estate owned as of March 31, 2000 or December 31, 1999.

         The allowance for loan losses at March 31, 2000 totaled $1.16 million, compared with $1.12 million at December 31, 1999. The ratio of allowance for loan losses to outstanding loans at March 31, 2000 was 1.15%, an increase of four basis points from year-end 1999. Net charge-offs for the three months ended March 31, 2000 were $4,000, or 0.02% of average loans on an annualized basis.

         Management believes the allowance for loan losses at March 31, 2000 is sufficient to absorb credit losses inherent in the loan portfolio. This judgment is based on the best available information and involves a significant degree of uncertainty.

CAPITAL AND DIVIDENDS

         The leverage, tier I risk-based and total risk-based capital ratios were 8.82 %, 11.14%, and 12.10%, respectively, as of March 31, 2000. These three capital ratios are all in excess of the regulatory requirement for "well capitalized" status for a bank at March 31, 2000 and December 31, 1999.

         An annual cash dividend of $0.20 per common share was paid during the first quarter of 2000, representing an increase 33% over the 1999 dividend level. The dividend of $0.20 per common share represented a payout ratio for the year 2000 of 24% of net income for the year ended December 31, 1999.

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1999 AND 1998

INCOME STATEMENT REVIEW

         Net income was $1.62 million in 1999, an increase of 47% from the $1.10 million earned in 1998. Diluted earnings per share were $0.82 for 1999, compared with $0.55 reported for 1998, an increase of 49%. Return on average assets and return on average shareholders' equity for 1999 were 1.16% and 13.75%, respectively, compared with 0.92% and 9.85%, respectively, for 1998 and 0.83% and 7.32%, respectively, for 1997.

NET INTEREST INCOME

         Net interest income, which represents the difference between interest earned on assets and interest paid on deposits and other borrowings, is the single largest component of Independent's operating income. Net interest income totaled $6.29 million in 1999, compared with $5.36 million in 1998 and $4.28 million in 1997. The increase in net interest income during the past two years is primarily attributable to the increase in average interest earning assets, funded with both new deposits and borrowings from the Federal Home Loan Bank. The net interest margin, on a tax-equivalent basis, was 4.97% in 1999, compared with 4.92% in 1998 and 4.84% in 1997.

         The following table shows, for the past three years, the relationship between interest income and interest expense and the average balances of interest earning assets and interest bearing liabilities.

 TABLE 1 - AVERAGE CONSOLIDATED BALANCE SHEETS AND NET INTEREST ANALYSIS FOR THE YEARS ENDED DECEMBER 31
(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       1999                            1998                        1997
                                        -------------------------------- ----------------------------- -----------------------------
                                           AVG.      INTEREST   AVG.       AVERAGE            AVG.        AVG.             AVG.
                                         BALANCE       <F1>      RATE      BALANCE   INTEREST  RATE     BALANCE  INTEREST    RATE
                                                                                       <F1>                         <F1>
ASSETS:
Interest-earning assets:
  Loans, net of unearned income <F2>  $     96,005       $9,471   9.87%      $78,135   $8,329  10.66%    $62,372    $6,890   11.05%
  Taxable investments                       25,919        1,388   5.36%       23,446    1,252   5.34%     22,717     1,245    5.48%
  Tax-exempt investments                       737           50   6.78%          269       18   6.69%        275        18    6.55%
  Federal funds sold
    and other interest income                4,192          204   4.87%        7,149      385   5.39%      3,360       186    5.54%
                                        ------------------------         ---------------------         --------------------
TOTAL INTEREST-EARNING ASSETS /
  INTEREST INCOME                          126,853       11,113   8.76%      108,999    9,984   9.16%     88,724     8,339    9.40%
                                        ------------------------         ---------------------         --------------------
NON-INTEREST-EARNING ASSETS:
  Allowance for loan losses                 (1,019)                             (802)                       (662)
  Cash and due from banks                    4,186                             3,567                       2,481
  Premises and equipment                     5,328                             3,597                       3,263
  Other assets                               4,123                             4,438                       3,098
                                        -----------                      ------------                  ----------
TOTAL ASSETS                          $    139,471                          $119,799                     $96,904
                                        ===========                      ============                  ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing deposits:
    Transaction accounts              $     41,525       $1,357   3.27%      $34,209   $1,347   3.94%    $25,803    $1,037    4.02%
    Savings deposits                         5,278          127   2.41%        4,312      142   3.29%      3,453       115    3.33%
    Certificates of deposit                 54,120        2,951   5.45%       50,035    2,946   5.89%     44,670     2,722    6.09%
                                        ------------------------         ---------------------         --------------------
    Total interest-bearing deposits        100,923        4,435   4.39%       88,556    4,435   5.01%     73,936     3,874    5.24%
                                        ------------------------         ---------------------         --------------------

Long-term debt and other borrowings        5,846            371   6.35%        2,878      188   6.53%      2,254       175    7.76%
                                        ------------------------         ---------------------         --------------------
  Total borrowed funds                       5,846          371   6.35%        2,878      188   6.53%      2,254       175    7.76%
                                        ------------------------         ---------------------         --------------------
TOTAL INTEREST-BEARING LIABILITIES /
  INTEREST EXPENSE                         106,769        4,806   4.50%       91,434    4,623   5.06%     76,180     4,049    5.32%
NON-INTEREST-BEARING LIABILITIES:
  Non-interest-bearing deposits             17,770                            14,390                      10,718
  Other liabilities                          3,142                             2,812                       2,908
                                        -----------                      ------------                  ----------
  Total liabilities                        127,681                           108,636                      89,806
                                        -----------                      ------------                  ----------
Shareholders' equity                        11,790                            11,163                       7,098
                                        -----------                      ------------                  ----------
TOTAL LIABILITIES
  AND SHAREHOLDERS' EQUITY            $    139,471                          $119,799                     $96,904
                                        ===========                      ============                  ==========
Net interest-rate spread                                          4.26%                         4.10%                         4.08%
Impact of non-interest bearing
  sources and other changes in
  balance sheet composition                                       0.71%                         0.82%                         0.76%
                                                                --------                      --------                     --------
NET INTEREST INCOME / MARGIN
  ON INTEREST-EARNING ASSETS <F3>                        $6,307   4.97%                $5,361   4.92%               $4,290    4.84%
                                                   =====================             =================           ==================

<F1>     Interest  income on tax-exempt  securities and loans has been increased by 50% to reflect comparable interest on taxable securities.
<F2>     For computational purposes, includes non-accrual loans.
<F3>     Tax equivalent net interest  income as a percentage of average  earning assets

         The following table shows the relative impact on net interest income of changes in the average outstanding balances (volume) of interest earning assets and interest bearing liabilities and the rates earned and paid by Independent on such assets and liabilities from 1997 to 1998 and 1998 to 1999. Variances resulting from a combination of changes in rate and volume are allocated in proportion to the absolute dollar amounts of the change in each category.

TABLE 2 - CHANGE IN INTEREST INCOME AND EXPENSE ON A TAX EQUIVALENT BASIS <F1> IN THOUSANDS

                                                     1999 COMPARED TO 1998 INCREASE          1998 COMPARED TO 1997 INCREASE
                                                               (DECREASE)                              (DECREASE)
                                                   IN INTEREST INCOME AND EXPENSE DUE    IN INTEREST INCOME AND EXPENSE DUE TO
                                                             TO CHANGES IN:                           CHANGES IN:
                                                    VOLUME        RATE         TOTAL        VOLUME        RATE         TOTAL
                                                  ------------ ------------ ------------ ------------- ------------ ------------
INTEREST-EARNING ASSETS:
Loans                                               $   1,798   $    (656)    $   1,142     $   1,741    $   (302)    $   1,439
Taxable Investments                                       132            4          136            40         (33)            7
Tax-exempt investments                                     32           --           32            --           --           --
Federal funds sold
   and other interest income                            (147)         (34)        (181)           210         (11)          199
                                                  ------------ ------------ ------------ ------------- ------------ ------------
TOTAL INTEREST-EARNING ASSETS                       $   1,815   $    (686)    $   1,129     $   1,991    $   (346)    $   1,645

INTEREST-BEARING LIABILITIES:
Transaction accounts                                $     261   $    (251)    $      10     $     338    $    (28)    $     310
Savings deposits                                           28         (43)         (15)            29          (2)           27
Certificates of deposit                                   231        (226)            5           327        (103)          224
                                                  ------------ ------------ ------------ ------------- ------------ ------------
   Total interest-bearing deposits                  $     520    $   (520)   $       --     $     694    $   (133)    $     561

Long-term debt and other borrowings                       189          (6)          183            48         (35)           13
                                                  ------------ ------------ ------------ ------------- ------------ ------------
   Total borrowed funds                                   189          (6)          183            48         (35)           13
                                                  ------------ ------------ ------------ ------------- ------------ ------------
                                                  ------------ ------------ ------------ ------------- ------------ ------------
TOTAL INTEREST-BEARING LIABILITIES                  $     709    $   (526)    $     183     $     742    $   (168)    $     574
                                                  ------------ ------------ ------------ ------------- ------------ ------------
INCREASE (DECREASE)
   IN NET INTEREST INCOME                           $   1,106    $   (160)    $     946    $    1,249    $   (178)    $   1,071
                                                  ============ ============ ============ ============= ============ ============

<F1>  Variances  resulting  from a combination of changes in rate and volume are allocated in proportion to the absolute dollar amounts of the change in each category.

PROVISION FOR LOAN LOSS

         The provision for loan losses in 1999 was $242,000, compared with $202,000 in 1998 and $262,000 in 1997. As a percentage of average outstanding loans, the provisions recorded in 1999, 1998, and 1997 were 0.25%, 0.26%, and 0.42%, respectively. Net loan charge-offs as a percentage of average outstanding loans for 1999 were 0.00%, compared with 0.04% in 1998 and 0.26% in 1997.

         The provision for loan losses is based on management's evaluation of inherent risks in the loan portfolio as of the balance sheet date and in conjunction with an analysis of the adequacy of the allowance for loan losses. Management believes that the allowance for loan losses is adequate as of the balance sheet date.

NON-INTEREST INCOME

         Total non-interest income for 1999 was $1.1 million, compared with $938,000 in 1998 and $671,000 in 1997. The principal source of non-interest income for Independent is service charges and fees on deposit accounts. Total service charges on deposit accounts for 1999 were $467,000, compared with $419,000 in 1998, and $367,000 in 1997. This revenue growth from 1998 to 1999 is attributed to the increased number of deposit accounts and changes to the fee pricing structure; the increase from 1997 to 1998 is primarily due to the increased number of deposit accounts.

         Mortgage banking and other loan fee income totaled $398,000 in 1999, compared with $380,000 in 1998 and $222,000 in 1997. This income category includes fees received for the origination and sale of residential mortgage loans and the related servicing assets to third parties and fees related to the origination, sale and subsequent servicing of commercial loans guaranteed by the Small Business Administration. The increase in this income category from 1998 to 1999 was the result of an increase in SBA loan fees of approximately $46,000, offset by a decrease in mortgage banking fees due to the decrease in mortgage refinance activity resulting from higher interest rates. The increase in fees from 1997 to 1998 was primarily attributed to a strong demand for mortgage refinance loans due to lower interest rates and to the Independent's initial entry into the SBA lender program.

         Other non-interest income for 1999 was $238,000, compared with $138,000 in 1998 and $88,000 in 1997. The increase in this income category from 1998 to 1999 is primarily attributed to: an increase in safe deposit box rental fees; check printing fees associated with a new in-house print production system that was introduced in late 1998; commissions received for a program which clears the company's official checks through a third-party processor that was renegotiated during the third quarter of 1998; and increased revenue related to increase in value of company-owned life insurance policies. The increase in other non-interest income from 1997 to 1998 is primarily attributed to improved brokerage services commissions; fees associated with the third party check processing program described above; and increased revenue related to the increase in value of company-owned life insurance policies.

NON-INTEREST EXPENSE

         Total non-interest expense for 1999 was $4.7 million, compared with $4.4 million in 1998 and $3.5 million in 1997. The single largest component of non-interest expense is employee salary and benefits, which totaled $2.8 million in 1999, compared with $2.8 million in 1998 and $2.1 million in 1997. The increase in salary and benefit expense from 1997 to 1998 of approximately 32% was primarily due to the opening of two new banking facilities, a limited service branch in Alpharetta, Georgia and a temporary banking office in Marietta, Georgia. The increase in salary and benefit expense from 1998 to 1999 was approximately one percent. This lower percentage increase is primarily attributed staff reduction resulting from closure of the limited service branch opened in 1997 on December 31, 1998, and the elimination of three management positions during 1999.

         Occupancy and equipment expense for 1999 was $755,000, compared with $564,000 in 1998 and $468,000 in 1997. The increase this expense category in 1999 is primarily attributed to depreciation expense for new full-service banking facility located in Marietta, Georgia, which was occupied during the fourth quarter of 1998 and replaced the temporary building; costs associated with check image processing introduced in mid-1999; and increased equipment depreciation expense related to the purchase of desktop computers acquired as part of the Year 2000 remediation project.

         Other operating expense for 1999 totaled $1.2 million, compared with $1.1 million in 1998 and $1 million in 1997. The increases during 1999 and 1998 are primarily related to increases in postage, stationery, supply, data processing, and telephone expenses resulting from growth.

         Independent's efficiency ratio, which measures a bank's total operating expenses as a percentage of net interest income (before provision for loan losses) plus non-interest income, was 64.2% for 1999, compared with 70.6% and 71.5% for 1998 and 1997, respectively. This improvement in operating efficiency is attributed to Independent's revenue growth over the past two years exceeding the need to proportionally increase operating expenses.

INCOME TAXES

         Independent had income tax expense of $785,000 in 1999, compared with $550,000 in 1998 and $346,000 in 1997. Independent's effective tax rates (expressed as a percentage of pre-tax income) for 1999, 1998, and 1997 were 32.6%, 33.3%, and 30.1%, respectively. The effective tax rates are lower than the statutory Federal tax rate primarily because of interest income on certain investment securities that is exempt from income taxes.

BALANCE SHEET OVERVIEW

         Total assets at December 31, 1999 were $145.1 million, compared with $127.3 million and $108.1 million at year-end 1998 and 1997, respectively. Average assets for 1999, 1998, and 1997 were $139.5 million, $119.8 million and $96.9 million, respectively. The significant asset growth experienced by Independent during the past three years is attributed to the strong economic conditions in the local market area in which Independent operates.

LOANS

         Total loans at December 31, 1999 were $101.6 million, compared with $87.8 million at December 31, 1998 and $71.3 million at December 31, 1997. Average loans for 1999, 1998 and 1997 were $96 million, $78.1 million and $62.4 million, respectively. Loan growth has been particularly strong in the categories of construction/development and consumer loans during the past three years.

         The following table presents a summary of the loan portfolio by loan type as of December 31 for the years 1995 through 1999.

TABLE 3 - LOAN PORTFOLIO
IN THOUSANDS

                                                                             DECEMBER 31,
                                               1999             1998             1997              1996             1995
                                         ----------------- ---------------- ---------------- ----------------- ----------------
Commercial                                   $ 21,719          $ 25,419         $ 23,050          $ 18,986         $ 11,531
Real estate - construction                     37,458            31,058           22,308            10,218            4,352
Real estate - mortgage                         29,867            24,119           21,016            16,550           16,286
Consumer                                       12,531             7,186            4,894             4,295            5,407
                                         ----------------- ---------------- ---------------- ----------------- ----------------
     Total loans                            $ 101,575          $ 87,782         $ 71,268          $ 50,049         $ 37,576
                                         ================= ================ ================ ================= ================

As a percentage of total loans:                1999             1998             1997              1996             1995
                                         ----------------- ---------------- ---------------- ----------------- ----------------
Commercial                                      21.4%            29.0%            32.3%             37.9%            30.7%
Real estate - construction                      36.9%            35.3%            31.3%             20.4%            11.6%
Real estate - mortgage                          29.4%            27.5%            29.5%             33.1%            43.3%
Consumer                                        12.3%             8.2%             6.9%              8.6%            14.4%
                                         ----------------- ---------------- ---------------- ----------------- ----------------
     Total loans                               100.0%           100.0%           100.0%            100.0%           100.0%
                                         ================= ================ ================ ================= ================


         The decrease in commercial loans from 1998 to 1999 is attributable to the reclassification of certain loans from the commercial category to the real estate mortgage category during 1999 and the introduction of the SBA lending program, which resulted in the sale of approximately $2.0 million of commercial loans that would have otherwise been retained in the portfolio.

         Substantially all of Independent's loans are to customers located in its immediate market area of Cobb, Paulding, and surrounding counties located in northwest Georgia. All loans are underwritten in a prudent manner and structured to minimize Independent's exposure to loss. A significant decline in the value of real estate in Independent's primary market or a downturn in the local economy could, however, result in an increase in the provision for loan losses and charge-offs.

         The following table sets forth the maturity distribution of real estate construction and commercial loans, including the interest sensitivity for loans maturing in more than one year, as of December 31, 1999.

INDEPENDENT BANCSHARES, INC.
LOAN PORTFOLIO MATURITY
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                     Rate Structure for Loans
                                                                 Maturity                            Maturing Over One Year

                                       ------------------------------------------------------------- ----------------------------
                                         One Year      One through       Over Five                   Fixed Rate    Floating
                                         or less       Five Years        Years            Total                    Rate
-------------------------------------- --------------- ----------------- ------------- ------------- ------------- --------------
Commercial                               $  7,626          $  9,742         $ 4,351      $21,719        $7,878        $6,215
Real estate - construction                  2,711            34,747               -       37,458        22,158        12,589
                                       --------------- ----------------- ------------- ------------- ------------- --------------
   Total                                 $ 10,337          $ 44,489         $ 4,351      $59,177         $30,036     $18,804
                                       =============== ================= ============= ============= ============= ==============

ASSET QUALITY

         Non-performing loans, which include non-accrual loans and loans past due over 90 days and still on accrual status, totaled $30,000 at December 31, 1999, compared with $98,000 at December 31, 1998 and $166,000 at December 31, 1997. At December 31, 1999, the ratio of non-performing loans to total loans was 0.03%, compared with 0.11% and 0.23% at year-end 1998 and 1997, respectively. Non-performing assets, which include non-performing loans and foreclosed real estate, totaled $30,000 at December 31, 1999, compared with $218,000 and December 31, 1998 and $351,000 at December 31, 1997.

         It is Independent's policy to place a loan on non-accrual status when, in the opinion of management, the principal and interest on a loan is not likely to be repaid in accordance with the loan terms or when a loan becomes 90 days past-due. When a loan is placed on non-accrual, all accrued but unpaid interest is reversed against current interest income. Depending on management's evaluation of the borrowers financial condition and the loan collateral, interest on a non-accrual loan may be recognized on a cash basis as payments are received.

         The table below presents Independent's non-performing loans and assets at December 31 for each of the past five years.

TABLE 5 - NON-PERFORMING ASSETS
IN THOUSANDS

                                                                                 DECEMBER 31,
                                                       1999             1998            1997           1996            1995
----------------------------------------------- ---------------- --------------- --------------- -------------- ---------------
Non-accrual loans                                    $   30           $  98           $  166        $  223          $  467
Loans past due 90 days or more and still
    accruing                                             --              --               --            --              --
                                                ---------------- --------------- --------------- -------------- ---------------
    Total non-performing loans                           30              98              166           223             467
Other real estate owned                                  --             120              185           389           1,274
                                                ---------------- --------------- --------------- -------------- ---------------
    Total non-performing assets                      $   30          $  218           $  351        $  612         $ 1,741
                                                ================ =============== =============== ============== ===============

Total non-performing loans as a percentage of
    total loans                                       0.03%           0.11%            0.23%         0.45%           1.24%
Total non-performing assets as a percentage
    of total assets                                   0.02%           0.17%            0.32%         0.74%           2.64%


         At December 31, 1999, there were loans within Independent's portfolio that were not classified as non-performing but for which known information about the borrower's financial condition caused management to have concerns about the ability of the borrowers to comply with the repayment terms of the loans. These loans are identified and monitored through a routine loan review process and are considered in the determination of the allowance for loan losses. Based on management's evaluation of current market conditions, loan collateral, and secondary sources of repayment, no significant losses are anticipated in connection with these loans.

         The table below summarizes changes in the allowance for loan losses for each of the past five years.

TABLE 6 -ALLOWANCE FOR LOAN LOSSES
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                              YEARS ENDED DECEMBER 31,
                                                          1999            1998           1997           1996          1995
----------------------------------------------------- -------------- --------------- -------------- ------------- -------------
Balance beginning of period                                 $   878         $   705         $  608       $   661       $   727
Provision for loan losses                                       242             201            262            26            45
Amounts charged-off:
   Commercial                                                    --               7            120            74            69
   Real estate - construction                                    --              --             --            --            --
   Real estate - mortgage                                        --              50             39             6            57
   Consumer                                                      32              17             31            49            64
                                                      -------------- --------------- -------------- ------------- -------------
      Total loans charged-off                                    32              74            190           129           190
Recoveries of charged-off loans:
   Commercial                                                    13               9              3            25            28
   Real estate - construction                                    --              --             --            --            --
   Real estate - mortgage                                        --              28              1             3             1
   Consumer                                                      23               9             21            22            50
                                                      -------------- --------------- -------------- ------------- -------------
      Total recoveries                                           36              46             25            50            79
                                                      -------------- --------------- -------------- ------------- -------------
   Net charge-offs                                               (4)             28            165            79           111
                                                      -------------- --------------- -------------- ------------- -------------
Balance end of period                                      $  1,124         $   878        $   705       $   608       $   661
                                                      ============== =============== ============== ============= =============

Total loans:                                               $101,576        $ 87,782       $ 71,268      $ 50,049      $ 37,576
   At year-end                                             $ 96,005        $ 78,135       $ 62,372      $ 43,813      $ 40,076
   Average
As a percentage of average loans:
   Net charge-offs                                            0.00%           0.04%          0.26%         0.18%         0.28%
   Provision for loan losses                                  0.25%           0.26%          0.42%         0.06%         0.11%
Allowance as a percentage of year-end loans                   1.11%           1.00%          0.99%         1.21%         1.76%


SECURITIES

         Total securities at December 31, 1999 were $26.1 million, compared with $26.2 million and $24.1 million at year-end 1998 and 1997, respectively. Total securities at December 31, 1999 included $7.2 million of securities classified as held to maturity, which had an estimated fair value of $6.1 million. Average securities for 1999, 1998, and 1997 were $26.7 million, $23.7 million and $23.0 million, respectively. The composition and growth in the securities portfolio is reflective of management's desire to provide balance sheet liquidity while providing a stable source of interest income that has virtually no credit risk. The securities portfolio at year-end 1999 consists of U.S. Government agency and mortgage-backed securities.

         The following table shows the carrying value of securities, by security type, as of December 31, 1999, 1998, and 1997.

TABLE 7 - CARRYING VALUE OF SECURITIES
IN THOUSANDS

AVAILABLE FOR SALE

                                                                             DECEMBER 31,
                                                       1999                    1998                      1997
---------------------------------------------- ---------------------- ------------------------ -------------------------

U.S. Treasury                                         $     --                $   1,525                $    2,016
U.S. Government agencies                                12,038                    9,956                    10,842
State and political subdivisions                           809                       --                        --
Mortgage-backed securities                               5,458                    6,442                     1,752
Other securities                                           529                      563                       658
                                               ---------------------- ------------------------ -------------------------
     Total                                           $  18,834                $  18,486                $   15,268
                                               ====================== ======================== =========================



HELD TO MATURITY

                                                                             DECEMBER 31,
                                                       1999                    1998                      1997
---------------------------------------------- ---------------------- ------------------------ -------------------------
U.S. Treasury                                         $    499                 $    498                  $    496
U.S. Government agencies                                 6,075                    6,072                     6,815
State and political subdivisions                           260                      266                       272
Mortgage-backed securities                                 392                      871                     1,247
Other securities                                            --                       --                        --
                                               ---------------------- ------------------------ -------------------------
     Total                                            $  7,226                $   7,707                 $   8,830
                                               ====================== ======================== =========================


The following table shows the expected maturity of the securities portfolio by maturity date and the average yield based on amortized cost as of December 31, 1999.

TABLE 8 - MATURITIES AND YIELDS OF SECURITIES AS OF DECEMBER 31, 1999

                                                              Over One         Over Five
                                                                Year             Years
                                             One Year          Through          Through            Over
                                             or Less         Five years        Ten Years        Ten Years           Total
                                         ----------------- ---------------- ---------------- ----------------- ----------------
U.S. Treasury                                  $   499          $   --           $   --            $    -          $   499
U.S. Government agencies                         2,169          14,496            5,771             1,527           23,963
State and political subdivisions                    --              --              500               569            1,069
Mortgage-backed securities                          --              --               --               529              529
Other securities
                                         ----------------- ---------------- ---------------- ----------------- ----------------
     Total                                    $  2,668        $ 14,496          $ 6,271           $ 2,625         $ 26,060
                                         ================= ================ ================ ================= ================
Weighted average yield                           5.72%           5.85%            4.11%             6.43%            5.48%
Percent of total                                 10.2%           55.6%            24.1%             10.1%           100.0%

INTEREST RATE SENSITIVITY MANAGEMENT

         Independent actively manages interest rate sensitivity through its Asset/Liability Management Committee. The primary objectives of asset/liability management are to ensure that Independent can meet the investment return expectations of its shareholders in the event that interest rates change and to provide adequate liquidity to meet the needs of customers. Effective interest rate risk management seeks to ensure that both interest sensitive assets and liabilities respond to changes in market rates in a manner that provides for a minimal fluctuation of net interest income, which is the primary source of operating revenue.

         Independent's Asset/Liability Management Committee uses a gap analysis to determine the overall sensitivity of the balance sheet to changes in market interest rates. A negative gap (more liabilities than assets repricing within one year) indicates that the bank's net interest income will fall in a rising rate environment. A positive gap (more assets repricing than liabilities within one year) indicates the bank's net interest income will decline in a falling rate environment.

         The following table summarizes the amounts of interest-earning assets and interest-bearing liabilities outstanding at December 31, 1999 and the amounts that are expected to mature or reprice in each of the five time periods shown. The amounts of assets and liabilities shown are based on contractual terms and maturities.

TABLE 9 - INTEREST RATE GAP SENSITIVITY
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                One           Four          One       Over Five
                                                              Through        Through      Through     Years and
                                                               Three         Twelve        Five        Non-rate
                                              Immediate        Months        Months        Years      Sensitive         Total
------------------------------------------- -------------- --------------- ------------ ------------ ------------- -------------
Interest earning assets:
     Federal funds sold                       $  5,000      $   --         $   --         $   --        $   --         $  5,000
     Securities                                   --           1,100          7,033         13,609         4,318         26,060
       Loans                                    56,427         3,878          6,948         18,816        15,507        101,576
                                              ---------------------------------------------------------------------------------
         Total interest earning assets        $ 61,427      $  4,978       $ 13,981       $ 32,425      $ 19,825       $132,636
                                              ---------------------------------------------------------------------------------

Interest bearing liabilities:
     Demand deposits                              --          38,333           --             --            --           38,333
     Savings deposits                             --           5,169           --             --            --            5,169
     Time deposits                                --           8,864         33,197         21,184            61         63,306
     FHLB advances                                --            --            2,000          1,107         3,600          6,707

                                              ---------------------------------------------------------------------------------
       Total interest bearing liabilities         --          52,366         35,197         22,291         3,661        113,515
                                              ----------------------------------------------------------------------------------
Non-interest bearing sources of funds             --            --             --             --          16,614         16,614
                                              ---------------------------------------------------------------------------------
     Interest sensitivity gap                   61,427       (47,388)       (21,216)        10,134          (450)         2,507
                                              ---------------------------------------------------------------------------------
     Cumulative sensitivity gap               $ 61,427      $ 14,039       $ (7,177)      $  2,957      $  2,507       $   --
                                              =================================================================================

     Percentage of assets repricing              46.31%         3.75%         10.54%         24.45%        14.95%        100.00%


         At December 31, 1999, the one-year gap was a negative $7.2 million. This indicates that Independent's net interest income will decrease in a rising rate environment and increase in a declining rate environment. This is commonly referred to as being "liability sensitive." There are significant limitations of gap analysis for determining the impact of rate changes on a bank's net interest income. For example, although certain assets and liabilities may have similar maturity or repricing characteristics, they may react differently to changes in market rates. In addition, some assets that have adjustable rates may have contractual terms that limit the frequency and amount of rate increases.

DEPOSITS AND OTHER BORROWINGS

         Total deposits at December 31, 1999 were $123.4 million, compared with $109.8 million and $92.8 million at year-end 1998 and 1997, respectively. Average deposits for 1999, 1998, and 1997 were $118.7 million, $102.9 million and $84.6 million, respectively. As a community-oriented bank, Independent views core deposits as the primary source of funding growth in interest earning assets.

         Time deposits of $100,000 or more totaled $20.7 million at December 31, 1999, compared with $14.8 million and $16.5 million at year-end 1998 and 1997, respectively. Independent had no brokered deposits at year-end 1999, 1998 or 1997.

         The following table sets forth the maturities of time deposits of $100,000 and greater as of December 31, 1999.

TABLE 9 - MATURITIES OF TIME DEPOSITS OF $100,000 AND GREATER
(DOLLAR AMOUNTS IN THOUSANDS)


Three months or less                                 $     2,391
Over three months through six months                       1,666
Over six months through twelve months                     11,846
Over one year                                              4,748
                                                        --------

     Total                                           $    20,651


CAPITAL, LIQUIDITY, AND DIVIDENDS

         Total shareholders' equity at December 31, 1999 was $13 million, compared with $12.2 million and $11.4 million at year-end 1998 and 1997, respectively. Total cash dividends of $0.15 per share were paid in 1999, compared with $0.10 and $0.06 in 1998 and 1997, respectively. The dividend payout ratios, as a percentage of net income, for 1999, 1998, and 1997 were approximately 27%, 17%, and 26%, respectively.

         During September 1997, Independent completed a stock offering of 831,796 shares that were substantially sold to existing shareholders at a price of $6.00 per share. These shares were not registered under the Securities Act of 1933. The net proceeds from the stock sale were contributed as capital to Independent Bank & Trust to allow for additional asset growth.

         Independent is subject to various regulatory capital requirements administered by banking regulatory agencies. The minimum ratios to be considered "well capitalized" as defined by banking regulations are five percent for leverage ratio, six percent for Tier I capital ratio, and ten percent for total risk-based capital ratio. The table below shows Independent Bank & Trust's capital ratios as of December 31, 1999 and 1998 and the amounts required for capital adequacy purposes.


TABLE 11 - REGULATORY CAPITAL
(DOLLAR AMOUNTS IN THOUSANDS)

                                             Leverage                   Tier I Risk-based                Total Risk-based
                               Actual Amount          Ratio    Actual Amount         Ratio           Actual Amount    Ratio
1999
Actual                            $13,456             9.03%       $13,456            11.93%       $14,581             12.92%
Regulatory minimum                  4,470             3.00%         4,513             4.00%         9,027             8.00%
                               ---------------------------------------------------------------------------------------------------
Excess                            $ 8,986             6.03%       $ 8,943             7.93        $ 5,554               4.92%

1998
Actual                             12,138             9.28%        12,138            12.87%        13,016              13.27%
Regulatory minimum                  3,924             3.00%         3,923             4.00%         7,845               8.00%
                               ---------------------------------------------------------------------------------------------------
Excess                            $ 8,214             6.28%       $ 8,215             8.87%       $ 5,171               5.27%

(1) As of December 31, 1999 and 1998, the most recent notification from the FDIC categorized Independent Bank & Trust Company as "well capitalized" under the current regulatory framework for prompt corrective action. Prompt corrective action guidelines to do not apply to bank holding companies.


                  Independent's liquidity management policy is designed to ensure that the daily cash flow needs of the Bank and its customers (both depositors and borrowers) are met in a cost-effective manner. Liquidity represents the ability of a bank to convert assets into cash or to obtain additional funds through borrowings. In the opinion of management, Independent's liquidity position at December 31, 1999 is sufficient to meet expected cash flow requirements. Reference should be made to the statements of cash flows appearing in the consolidated financial statements for a three-year analysis of the changes in cash (an equivalents) attributed to operating, investing and financing activities.

IMPACT OF INFLATION AND PRICE CHANGES

         Independent's asset and liabilities, like most financial services companies, are mostly financial in nature. Unlike industrial firms, relatively little investment is held in fixed assets or inventory. Inflation can have a significant impact on asset growth and the resulting need to increase equity capital at higher than expected rates to maintain required capital ratios.

         Management believes the potential impact of inflation on the Independent's financial performance is dependent upon how well Independent reacts to inflationary pressures. Independent's asset/liability management policy and the periodic review of the pricing of Independent's banking products and services are both designed to manage the risk of inflation.

YEAR 2000

         Independent complied with all aspects of the Federal Financial Institutions Examination Council's directive that established key milestones that all financial institutions needed to meet with regard to Year 2000 testing and remediation. None of Independent's systems sustained a failure related to Year 2000 and no contingency plans were subject to implementation as a result of system failure. Independent established a budget of $180,000 for Year 2000 testing and remediation and, as of December 31, 1999, approximately $200,000 was actually spent and no additional expenditures are expected. In accordance with recently issued accounting guidelines on how Year 2000 costs should be recognized for financial statement purposes, Independent recognized as current period expense all costs associated with the consulting, inventory, testing, and resources components of the Year 2000 budget. Independent funded the costs associated with preparing for Year 2000 out of its normal operating cash flows.

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma consolidated financial statements have been prepared from the historical results of operations of United and to give effect to the pending acquisitions of North Point and Independent, and the statements reflect adjustments for outstanding debentures. These statements should be read in conjunction with the historical consolidated financial statements of United, including the notes thereto, included elsewhere in this proxy statement. The pro forma combined results are not necessarily indicative of the combined results of future operations.

         In the Independent merger, United will exchange 0.4211 of a share of United common stock for each share of Independent common stock. Independent had 2,067,431 shares of common stock outstanding at May 1, 2000, which will be exchanged for approximately 870,595 shares of United common stock.

         In connection with the Independent merger, United and Independent expect to incur pre-tax merger related charges of approximately $2.33 million. These charges are expected to include approximately $1,040,000 of occupancy related charges (equipment write-offs and contract terminations), $170,000 of merger-related professional fees (investment banking, accounting, and legal), $920,000 of losses incurred to liquidate certain investment securities, and $200,000 in other merger costs.

         In the North Point merger, United will exchange 2.2368 shares of United common stock for each share of North Point common stock. North Point had 428,385 shares of common stock outstanding at May 1, 2000, which will be exchanged for approximately 958,211 shares of United common stock.

         In connection with the North Point merger, United and North Point expect to incur pre-tax merger related charges of approximately $1.3 million. These charges are expected to include approximately $250,000 of severance and change in control related payments, $880,000 of occupancy related charges (equipment write-offs and contract terminations), $135,000 of merger-related professional fees (investment banking, accounting, and legal), and $35,000 in other merger costs.

         These amounts and the related tax effects have not been reflected in the unaudited pro forma consolidated financial information because they will not have a material impact on the shareholders' equity of the combined company and are not expected to have a continuing impact on the operations of the combined company.

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2000
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                    Pending Mergers
                                                                             -------------------------------
                                                                United as     Historical      Historical                 Pro Forma
                                                                 Reported     North Point    Independent  Adjustments  Consolidated
                                                              ---------------------------------------------------------------------
ASSETS

Cash and due from banks                                       $     82,294       7,295           5,168                     94,757
Federal funds sold                                                     170          --          16,676                     16,846
                                                              --------------------------------------------------------------------
     Cash and cash equivalents                                      82,464       7,295          21,844          --        111,603

Securities held to maturity (estimated fair values of
   $4,224 and $5,802)                                                   --       3,544           6,704                     10,248
Securities available for sale                                      548,670      25,111          23,394                    597,175
Mortgage loans held for sale                                         4,588          --               -                      4,588
Loans, net of unearned income                                    1,459,469      75,336         101,294                  1,636,099
   Less: Allowance for loan losses                                 (18,922)     (1,210)         (1,166)                   (21,298)
                                                              --------------------------------------------------------------------
             Loans, net                                          1,440,547      74,126         100,128          --      1,614,801

Premises and equipment, net                                         47,644       2,796           5,468                     55,026
Other assets                                                        50,708       2,238           3,528                     56,474
                                                              --------------------------------------------------------------------
         Total assets                                         $  2,174,621     115,110         161,084          --      2,450,815
                                                              ====================================================================

LIABILITIES AND SHAREHOLDERS EQUITY
Deposits:
     Demand                                                   $    210,248      18,536          20,160                    248,944
     Interest bearing demand                                       352,448      31,175          51,783                    435,406
    Savings                                                         78,147       5,643           5,381                     89,171
     Time                                                        1,027,642      48,284          64,117                  1,140,043
                                                              --------------------------------------------------------------------
         Total deposits                                          1,668,485     103,638         141,441          --      1,913,564

Accrued expenses and other liabilities                              20,149         595           1,630                     23,374
Federal funds purchased and repurchase agreements                   33,760       1,488               -                     35,248
Federal Home Loan Bank advances                                    309,940          --           4,417                    314,411
Long-term debt and other borrowings                                 19,331          --               -                     19,331
Convertible subordinated debentures                                  3,500          --               -                      3,500
Guaranteed preferred beneficial interests in company's
   junior subordinated debentures (Trust Preferred                  21,000          --               -                     21,000
   Securities)
                                                              --------------------------------------------------------------------
      Total liabilities                                          2,076,165     105,721         147,542          --      2,329,428

Commitments and contingent liabilities:  Redeemable common                                         577                         577
stock held by KSOP (44,432 shares outstanding)

Shareholders' Equity:
      Preferred stock                                                   --          --               -          --             --
      Common stock                                                   8,034       2,142           1,948     (2,142)          9,812
                                                                                                              957
      Capital surplus                                               30,310       1,985           8,615     (1,985)         43,222
                                                                                                            3,170
      Retained earnings                                             69,807       5,861           2,888                     78,556

     Accumulated other comprehensive income (loss)                 (9,695)       (599)           (486)          --       (10,780)
                                                              --------------------------------------------------------------------
       Total shareholders' equity                                   98,456       9,389          12,965          --        120,810

   Total liabilities and shareholders' equity                 $  2,174,621     115,110         161,084          --      2,450,815
                                                              ====================================================================

Outstanding common shares                                            8,034                                                  9,812
Book value per common share                                   $      12.25                                                   12.31

See notes to consolidated financial statements.

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 1999
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                          Pending Mergers
                                                     United      ----------------------------------
                                                       as          Historical        Historical                         Pro Forma
                                                    Reported       North Point      Independent       Adjustments     Consolidated
                                                  -------------- ---------------- ----------------- ---------------- --------------
ASSETS

Cash and due from banks                          $       89,231         7,250             4,639                           101,120
Federal funds sold                                       23,380         4,180             5,000                            32,560
                                                  -------------- ------------- ----------------- ---------------- ----------------
     Cash and cash equivalents                          112,611        11,430             9,639                -          133,680

Securities held to maturity (estimated fair
   values of $3,784 and $6,169)                               -         3,762             7,226                            10,988
Securities available for sale                           534,503        25,372            18,834                           578,709
Mortgage loans held for sale                              6,326             -                 -                             6,326
Loans, net of unearned income                         1,400,360        62,212           101,576                         1,564,148
   Less: Allowance for loan losses                      (17,722)       (1,196)           (1,125)                          (20,043)
                                                  -------------- ------------- ----------------- ---------------- ----------------
             Loans, net                               1,382,638        61,016           100,451                -        1,544,105
Premises and equipment, net                              47,365         2,746             5,543                -           55,654
Other assets                                             47,997         2,152             3,409                            53,558
                                                  -------------- ------------- ----------------- ---------------- ----------------
         Total assets                            $    2,131,440       106,478           145,102                         2,383,020
                                                  ============== ============= ================= ================ ================


LIABILITIES AND SHAREHOLDERS EQUITY
Deposits:
     Demand                                      $      192,006        17,738            16,614                           226,358
     Interest bearing demand                            328,815        26,991            38,333                           394,139
    Savings                                              73,953         5,350             5,169                            84,472
     Time                                             1,054,618        46,486            63,306                         1,164,410
                                                  -------------- ------------- ----------------- ---------------- ----------------
         Total deposits                               1,649,392        96,565           123,422                -        1,869,379

Accrued expenses and other liabilities                   24,378           344             1,351                            26,073
Federal funds purchased and repurchase                   31,812           389                 -                            32,201
agreements
Federal Home Loan Bank advances                         287,572             -             6,707                           294,279
Long-term debt and other borrowings                      17,516             -                 -                            17,516
Convertible subordinated debentures                       3,500             -                 -                             3,500
Guaranteed preferred beneficial interests in
   company's junior subordinated debentures
   (Trust Preferred Securities)                          21,000             -                 -                            21,000
                                                  -------------- ------------- ----------------- ---------------- ----------------
      Total liabilities                               2,035,170        97,298           131,480                -        2,263,948

Commitments and contingent liabilities:
    Redeemable common stock held by KSOP                      -             -               577                -              577
   (44,432 shares outstanding)

Shareholders' Equity:
      Preferred stock                                         -             -                 -                -                -
      Common stock                                        8,034         2,142             1,948           (4,090)           9,812
                                                                                                           1,778
      Capital surplus                                    30,310         1,985             8,614          (10,599)          43,221
                                                                                                          12,911
      Retained earnings                                  66,606         5,629             2,822                            75,057

     Accumulated other comprehensive income (loss)       (8,680)         (576)             (339)               -          (9,595)
                                                  -------------- ------------- ----------------- ---------------- ----------------
       Total shareholders' equity                        96,270         9,180            13,045                -          118,501

                                                  -------------- ------------- ----------------- ---------------- ----------------
   Total liabilities and shareholders' equity    $    2,131,440       106,478           145,102                -        2,383,020
                                                  ============== ============= ================= ================ ================

Outstanding common shares                                 8,034                                                             9,812
Book value per common share                      $        11.98                                                             12.08

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 1998
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                      Pending Mergers
                                                                 --------------------------
                                                                 Historical    Historical                  Pro Forma
                                                   as Reported   North Point  Independent   Adjustments  Consolidated
                                                  -------------- ------------ ------------- ------------ --------------
ASSETS

Cash and due from banks                          $       51,102        5,679         4,050                      60,831
Federal funds sold                                       13,010        6,340         1,730                      21,080
                                                  -------------- ------------ ------------- ------------ --------------
     Cash and cash equivalents                           64,112       12,019         5,780            -         81,911

Securities held to maturity (estimated fair              58,306        4,701         7,707                      70,714
   values of $60,018, $4,832 and $6,786)
Securities available for sale                           333,787       20,334        18,487                     372,608
Mortgage loans held for sale                              8,129            -             -                       8,129
Loans, net of unearned income                         1,061,166       54,546        87,782                   1,203,494
   Less: Allowance for loan losses                     (12,680)        (844)         (878)                    (14,402)
                                                  -------------- ------------ ------------- ------------ --------------
             Loans, net                               1,048,486       53,702        86,904            -      1,189,092

Premises and equipment, net                              41,247        1,939         5,400                      48,586
Other assets                                             37,332        1,185         3,028                      41,545
                                                  -------------- ------------ ------------- ------------ --------------
         Total assets                            $    1,591,399       93,880       127,306            -      1,812,585
                                                  ============== ============ ============= ============ ==============

LIABILITIES AND SHAREHOLDERS EQUITY

Deposits:
     Demand                                      $      152,201       16,403        17,015                     185,619
     Interest bearing demand                            295,549       21,044        37,109                     353,702
    Savings                                              65,323        5,644         4,636                      75,603
     Time                                               725,250       41,024        51,026                     817,300
                                                  -------------- ------------ ------------- ------------ --------------
         Total deposits                               1,238,323       84,115       109,786            -      1,432,224

Accrued expenses and other liabilities                   20,089          368         1,430                      21,887
Federal funds purchased and repurchase                   26,520           25             -                      26,545
agreements
Federal Home Loan Bank advances                         186,854            -         3,350                     190,204
Long-term debt and other borrowings                       1,277            -             -                       1,277
Convertible subordinated debentures                       3,500            -             -                       3,500
Guaranteed preferred beneficial interests in
   company's junior subordinated debentures
   (Trust Preferred Securities)                          21,000            -             -                      21,000
                                                  -------------- ------------ ------------- ------------ --------------
      Total liabilities                               1,497,563       84,508       114,566            -      1,696,637

Commitments and contingent liabilities:
    Redeemable common stock held by KSOP                      -            -           533            -            533
   (44,432 shares outstanding)

Shareholders' Equity:
      Preferred stock                                         -            -             -            -              -
      Common stock                                        8,004        2,142         1,948       (4,090)         9,782
                                                                                                  1,778
      Capital surplus                                    29,999        1,985         8,615      (10,600)        42,911
                                                                                                 12,912
      Retained earnings                                  54,500        5,136         1,538                      61,174

     Accumulated other comprehensive income               1,333          109           106            -          1,548
(loss)
                                                  -------------- ------------ ------------- ------------ --------------
       Total shareholders' equity                        93,836        9,372        12,207            -        115,415

                                                  -------------- ------------ ------------- ------------ --------------
   Total liabilities and shareholders' equity    $    1,591,399       93,880       127,306            -      1,812,585
                                                  ============== ============ ============= ============ ==============

Outstanding common shares                                 8,004                                                  9,782
Book value per common share                      $        11.72                                                  11.80

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements of Income
For the Three Months Ended March 31, 2000
(DOLLAR AMOUNTS IN THOUSANDS)

                                                              Pending Mergers
                                                     ----------------------------------
                                        United as      Historical        Historical                           Pro Forma
                                         Reported      North Point      Independent        Adjustments       Consolidated
                                       ------------- ---------------- ----------------- ------------------ -----------------
Interest income                       $      43,431            2,255             3,104                               48,790
Interest expense                             24,565            1,060             1,391                               27,016
                                       -------------------------------------------------------------------------------------
   Net interest income                       18,866            1,195             1,713                  -            21,774
Provision for loan losses                     1,546               20                45                                1,611
                                       -------------------------------------------------------------------------------------
   Net interest income after                 17,320            1,175             1,668                  -            20,163
provision for loan losses
Non-interest income                           2,672              182               223                                3,077
Non-interest expense                         14,379              814             1,190                               16,383
                                       -------------------------------------------------------------------------------------
   Income before income taxes                 5,613              543               701                  -             6,857
                                       -------------------------------------------------------------------------------------
Income taxes                                  1,789              151               246                                2,186
                                       -------------------------------------------------------------------------------------
   Net income                        $        3,824              392               455                  -             4,671
                                       =====================================================================================

Basic earnings per share             $         0.48                                                                    0.48
Diluted earnings per share           $         0.47                                                                    0.47

Basic average shares outstanding              8,034                                                                   9,812
Diluted average shares outstanding            8,317                                                                  10,126

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements of Income
For the Three Months Ended March 31, 1999
(DOLLAR AMOUNTS IN THOUSANDS)

                                                              Pending Mergers
                                                     ----------------------------------
                                        United as      Historical        Historical                           Pro Forma
                                         Reported      North Point      Independent        Adjustments       Consolidated
                                       -------------------------------------------------------------------------------------
Interest income                       $      32,829            1,933             2,610                               37,372
Interest expense                             17,395              869             1,155                               18,052
                                       -------------------------------------------------------------------------------------
   Net interest income                       15,434            1,064             1,455                  -            17,953
Provision for loan losses                       980               30                76                                1,086
                                       -------------------------------------------------------------------------------------
   Net interest income after                 14,454            1,034             1,379                  -            16,867
provision for loan losses
Non-interest income                           2,479              162               259                                2,900
Non-interest expense                         12,000              676             1,153                               13,829
                                       -------------------------------------------------------------------------------------
   Income before income taxes                 4,933              520               485                  -             5,938
                                       -------------------------------------------------------------------------------------
Income taxes                                  1,640              160               175                                1,975
                                       -------------------------------------------------------------------------------------
   Net income                         $       3,293              360               310                  -             3,963
                                       =====================================================================================

Basic earnings per share              $        0.41                                                                    0.41
Diluted earnings per share            $        0.40                                                                    0.40

Basic average shares outstanding              8,004                                                                   9,780
Diluted average shares outstanding            8,269                                                                  10,062


UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements of Income
For the Year Ended December 31, 1999
(DOLLAR AMOUNTS IN THOUSANDS)

                                                            Pending Mergers
                                                     -------------------------------
                                            as        Historical      Historical                          Pro Forma
                                         Reported     North Point     Independent      Adjustments      Consolidated
                                       ------------- -------------- ---------------- ----------------- ----------------
Interest income                       $     149,740          8,156           11,096                            168,992
Interest expense                             81,766          3,629            4,805                             90,200
                                       ------------- -------------- ---------------- ----------------- ----------------
   Net interest income                       67,974          4,527            6,291                 -           78,792
Provision for loan losses                     5,104            620              242                              5,966
                                       ------------- -------------- ---------------- ----------------- ----------------
   Net interest income after                 62,870          3,907            6,049                 -           72,826
provision
   for loan losses
Non-interest income                          10,836            625            1,103                             12,564
Non-interest expense                         54,165          3,070            4,746                             61,981
                                       ------------- -------------- ---------------- ----------------- ----------------
   Income before income taxes                19,541          1,462            2,406                 -           24,409
                                       ------------- -------------- ---------------- ----------------- ----------------
Income taxes                                  5,893            453              785                              7,131
                                       ------------- -------------- ---------------- ----------------- ----------------
   Net income                         $      13,648          1,009            1,621                 -           16,278
                                       ============= ============== ================ ================= ================

Basic earnings per share              $        1.70                                                               1.66
Diluted earnings per share            $        1.66                                                               1.63

Basic average shares outstanding              8,020                                                              9,796
Diluted average shares outstanding            8,316                                                             10,110

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements of Income
For the Year Ended December 31, 1998
(DOLLAR AMOUNTS IN THOUSANDS)

                                                            Pending Mergers
                                                     -------------------------------
                                            as        Historical      Historical                           Pro Forma
                                         Reported     North Point     Independent       Adjustments      Consolidated
                                       ------------- -------------- ---------------- ------------------ ----------------
Interest income                      $      116,214          7,693            9,978                             133,885
Interest expense                             60,004          3,003            4,623                              67,630
                                       ------------- -------------- ---------------- ------------------ ----------------
   Net interest income                       56,210          4,690            5,355                  -           66,255
Provision for loan losses                     2,612            200              202                               3,014
                                       ------------- -------------- ---------------- ------------------ ----------------
   Net interest income after                 53,598          4,490            5,153                  -           63,241
provision
   for loan losses
Non-interest income                           9,129            653              938                              10,720
Non-interest expense                         43,964          2,692            4,442                              51,098
                                       ------------- -------------- ---------------- ------------------ ----------------
   Income before income taxes                18,763          2,451            1,649                  -           22,863
                                       ------------- -------------- ---------------- ------------------ ----------------
Income taxes                                  5,990            814              549                               7,353
                                       ------------- -------------- ---------------- ------------------ ----------------
   Net income                         $      12,773          1,637            1,100                  -           15,510
                                       ============= ============== ================ ================== ================

Basic earnings per share              $        1.60                                                                1.59
Diluted earnings per share            $        1.57                                                                1.56

Basic average shares outstanding              7,973                                                               9,751
Diluted average shares outstanding            8,246                                                              10,043

                   INFORMATION CONCERNING UNITED'S ACCOUNTANTS

         Porter Keadle Moore, LLP was the principal independent public accountant for United during the year ended December 31, 1999. Representatives of Porter Keadle Moore are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. United anticipates that Porter Keadle Moore will be United's accountants for the 2000 fiscal year. During United's two most recent fiscal years, United did not change accountants and had no disagreement with its accountants on any matters of accounting principles or practices or financial statement disclosure.

                  SHAREHOLDER PROPOSALS BY UNITED SHAREHOLDERS

         No proposals by non-management have been presented for consideration at the annual meeting. United expects that its 2001 annual meeting will be held in April 2001. Any proposals by non-management shareholders intended for presentation  at the 2001  annual  meeting  must be  received  by  United at its principal executive offices, attention of the Secretary, no later than ___________, 2000, to be included in the proxy material for the annual meeting. United must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than __________, 2001, or else proxies may be voted on such proposal at the discretion of the person or persons holding these proxies.

                               REPORT ON FORM 10-K

         United's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1999, as filed with the SEC, is available to shareholders who make written request therefor to United at 63 Highway 515, Blairsville, Georgia 30512-2569, Attention Pat Rusnak. You may also request a copy by telephone at
(706) 745-2151. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request. All documents subsequently filed by United pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act prior to the date of the United Special Meeting will be deemed to be incorporated by reference. To assure timely delivery, you must make a request by June ____, 2000.


                EXPERTS FOR UNITED, NORTH POINT, AND INDEPENDENT

         The audited consolidated financial statements of United and its subsidiaries included or incorporated by reference in this proxy statement and elsewhere have been audited by Porter Keadle Moore LLP, certified public accountants, as indicated in their related audit reports, and are included on the authority of that firm as experts in giving those reports.

         The audited consolidated financial statements of North Point included in this proxy statement and elsewhere have been audited by Mauldin & Jenkins, LLC, independent certified public accountants, as indicated in their related audit reports, and are included on the authority of that firm as experts in giving those reports.

         The audited consolidated financial statements of Independent included in this proxy statement and elsewhere have been audited by Mauldin & Jenkins, LLC, independent certified public accountants, as indicated in their related audit reports, and are included on the authority of that firm as experts in giving those reports.
                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         Management of United knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment as to what is in the best interest of United.

                                         By Order of the Board of Directors,


                                         Jimmy C. Tallent
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                INDEX TO FINANCIAL DATA


                                                                                                                  Page
                                                                                                                  ----
NORTH POINT
Report of North Point Certified Public Accountants.................................................................F-1
Consolidated Balance Sheets as of December 31, 1999 and 1998.......................................................F-2
Consolidated Statements of Earnings for the Years Ended December 31, 1999 and 1998.................................F-3
Consolidated Statements of Changes in Shareholders' Equity
   for the Years Ended December 31, 1999 and 1998..................................................................F-4
Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and 1998...............................F-5
Notes to Consolidated Financial Statements.........................................................................F-6
Consolidated Balance Sheets as of March 31, 2000 and December 31, 1999 (Unaudited).................................F-7
Consolidated Statements of Income for the Three Months Ended March 31, 2000 and 1999 (Unaudited)...................F-8
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (Unaudited)...............F-9
Notes to Consolidated Financial Statements (Unaudited).............................................................F-10

INDEPENDENT
Report of Independent Certified Public Accountants.................................................................F-11
Consolidated Balance Sheets as of December 31, 1999 and 1998.......................................................F-12
Consolidated Statements of Earnings for the Years Ended December 31, 1999 and 1998.................................F-13
Consolidated Statements of Changes in Shareholders' Equity for the Years Ended
  December 31, 1999 and 1998.......................................................................................F-14
Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and1998................................F-15
Notes to Consolidated FinancialStatements..........................................................................F-16
Consolidated Balance Sheets as of March 31, 2000 and December 31, 1999(Unaudited)..................................F-17
Consolidated Statements of Income for the Three Months Ended March 31, 2000 and 1999(Unaudited)....................F-18
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2000 and 1999(Unaudited)................F-19
Notes to Consolidated Financial Statements(Unaudited)..............................................................F-20


UNITED
Report of Independent Certified Public Accountants.................................................................F-21
Consolidated Balance Sheets as of December 31, 1999 and 1998.......................................................F-22
Consolidated Statements of Earnings for the Years Ended December 31, 1999 and 1998.................................F-23
Consolidated Statements of Changes in Shareholders' Equity for the Years Ended
  December 31, 1999 and 1998.......................................................................................F-24
Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and 1998...............................F-25
Notes to Consolidated Financial Statements.........................................................................F-26
Consolidated Balance Sheets as of March 31, 2000 and December 31, 1999 (Unaudited).................................F-27
Consolidated Statements of Income for the Three Months Ended March 31, 2000 and 1999 (Unaudited)...................F-28
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (Unaudited)...............F-29
Notes to Consolidated Financial Statements (Unaudited) ............................................................F-30

                          INDEPENDENT AUDITOR'S REPORT

-------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS
NORTH POINT BANCSHARES, INC. AND SUBSIDIARY
DAWSONVILLE, GEORGIA

                  We have audited the accompanying consolidated balance sheets of NORTH POINT BANCSHARES, INC. AND SUBSIDIARY as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of North Point Bancshares, Inc. and subsidiary as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

                               /s/ MAULDIN & JENKINS, LLC

Atlanta, Georgia

February 11, 2000, except for Note 16
     as to which the date is March 3, 2000

                                  NORTH POINT BANCSHARES, INC.

                                         AND SUBSIDIARY

                                   CONSOLIDATED BALANCE SHEETS

                                   DECEMBER 31, 1999 AND 1998

-----------------------------------------------------------------------------------------------

                                  Assets                               1999            1998
                                  ------                         -------------    -------------

Cash and due from banks                                          $   4,268,780    $   3,689,204
Interest-bearing deposits in banks                                   2,981,000        1,990,000
Federal funds sold                                                   4,180,000        6,340,000
Securities available-for-sale                                       25,371,787       20,334,308
Securities held-to-maturity
   (fair value $3,784,371 and $4,832,239)                            3,762,312        4,701,141

Loans                                                               62,212,476       54,546,899
Less allowance for loan losses                                       1,196,321          844,379
                                                                 -------------    -------------
          Loans, net                                                61,016,155       53,702,520
                                                                 -------------    -------------

Premises and equipment                                               2,746,140        1,938,640
Other assets                                                         2,152,249        1,184,627
                                                                 -------------    -------------

          TOTAL ASSETS                                           $ 106,478,423    $  93,880,440
                                                                 =============    =============

                   Liabilities and Stockholders' Equity
                   ------------------------------------

Deposits

    Noninterest-bearing demand                                   $  17,738,035    $  16,403,479
    Interest-bearing demand                                         26,990,521       21,043,825
    Savings                                                          5,349,760        5,643,648
    Time, $100,000 and over                                         16,324,953       12,282,921
    Other time                                                      30,161,356       28,741,569
                                                                 -------------    -------------
          Total deposits                                            96,564,625       84,115,442
Other borrowings                                                       389,302           25,008
Other liabilities                                                      344,041          368,237
                                                                 -------------    -------------
          TOTAL LIABILITIES                                         97,297,968       84,508,687
                                                                 -------------    -------------

Commitments and contingent liabilities

Stockholders' equity

    Common stock, par value $5; 5,000,000 shares
        authorized, 428,385 and 342,708 issued and outstanding       2,141,925        1,713,540
    Capital  surplus                                                 1,985,091        1,985,091
    Retained earnings                                                5,629,760        5,563,657
    Accumulated other comprehensive income (loss)                     (576,321)         109,465
                                                                 -------------    -------------

          TOTAL STOCKHOLDERS' EQUITY                                 9,180,455        9,371,753
                                                                 -------------    -------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 106,478,423    $  93,880,440
                                                                 =============    =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                             NORTH POINT BANCSHARES, INC.

                                                    AND SUBSIDIARY

                                          CONSOLIDATED STATEMENTS OF INCOME

                                     YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

--------------------------------------------------------------------------------------------------------------------
                                                                       1999              1998             1997
                                                                  --------------   ---------------   ---------------
INTEREST INCOME

    Loans                                                         $    5,972,797    $    5,965,847    $    5,032,816
    Taxable securities                                                 1,331,696         1,163,460         1,322,346
    Nontaxable securities                                                287,978           236,637           232,097
    Deposits in other banks                                              136,152            79,521            58,680
    Federal funds sold                                                   396,947           230,671           185,863
    Other investments                                                     30,758            17,648            11,081
                                                                  --------------    --------------    --------------
          TOTAL INTEREST INCOME                                        8,156,328         7,693,784         6,842,883
                                                                  --------------    --------------    --------------

INTEREST EXPENSE

    Deposits                                                           3,621,042         2,993,253         2,792,901
    Other borrowings                                                       8,161            10,199             9,040
                                                                  --------------    --------------    --------------
                                                                       3,629,203         3,003,452         2,801,941
                                                                  --------------    --------------    --------------

       NET INTEREST INCOME                                             4,527,125         4,690,332         4,040,942
PROVISION FOR LOAN LOSSES                                                620,000           200,000           175,000
                                                                  --------------    --------------    --------------
      NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES              3,907,125         4,490,332         3,865,942
                                                                  --------------    --------------    --------------

OTHER INCOME

    Service charges on deposit accounts                                  451,007           484,551           474,507
    Loss on sale of securities available-for-sale                              0                 0            (2,021)
    Other service charges and fees                                        69,800            56,382            54,061
    Other operating income                                               104,039           112,659            99,188
                                                                  --------------    --------------    --------------
          Total other income                                             624,846           653,592           625,735
                                                                  --------------    --------------    --------------

OTHER EXPENSES

    Salaries and employee benefits                                     1,642,029         1,429,959         1,316,192
    Equipment expenses                                                   200,714           209,403           211,429
    Occupancy expenses                                                   148,006           139,373           137,127
    Other operating expenses                                           1,079,125           913,725           825,581
                                                                  --------------    --------------    --------------
          Total other expenses                                         3,069,874         2,692,460         2,490,329
                                                                  --------------    --------------    --------------

            INCOME BEFORE INCOME TAXES                                 1,462,097         2,451,464         2,001,348

INCOME TAX EXPENSE                                                       453,547           814,165           662,344
                                                                  --------------    --------------    --------------

          NET INCOME                                              $    1,008,550    $    1,637,299    $    1,339,004
                                                                  ==============    ==============    ==============

BASIC AND DILUTED EARNINGS PER COMMON SHARE                       $         2.35    $         3.82    $         3.13
                                                                  ==============    ==============    ==============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                       NORTH POINT BANCSHARES, INC.
                                              AND SUBSIDIARY

                             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                               YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

--------------------------------------------------------------------------------------------------------
                                                                1999             1998            1997
                                                            -----------      -----------     -----------

NET INCOME                                                  $ 1,008,550      $ 1,637,299     $ 1,339,004
                                                            -----------      -----------     -----------

OTHER COMPREHENSIVE INCOME (LOSS):

      Net unrealized  holding gains  (losses) on
        securities  available-for-sale  arising  during
         period, net of tax (benefits) of $(353,284),
         $38,235, and $24,341, respectively                    (685,786)          74,221          44,601

      Reclassification adjustment for losses realized
         in net income, net of tax (benefit) of $(667)                -                -           1,354
                                                            -----------      -----------     -----------

Other comprehensive income (loss)                              (685,786)          74,221          45,955
                                                            -----------      -----------     -----------

COMPREHENSIVE INCOME                                        $   322,764      $ 1,711,520     $ 1,384,959
                                                            ===========      ===========     ===========


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                        NORTH POINT BANCSHARES, INC.
                                                               AND SUBSIDIARY

                                              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                                YEARS ENDED DECEMBER 31, 1999, 1998 and 1997

-----------------------------------------------------------------------------------------------------------------------------------

                                         Common Stock                                                Accumulated
                                  --------------------------                                            Other             Total
                                                     Par            Capital         Retained        Comprehensive     Stockholders'
                                   Shares           Value           Surplus         Earnings        Income (Loss)        Equity
                                 ----------       ----------      ----------       -----------      -------------     -------------

Balance, December 31, 1996          285,590       $1,427,950      $1,985,091       $ 3,661,173        $ (10,711)       $ 7,063,503
    Net income                            -                -               -         1,339,004                -          1,339,004
    Cash dividends declared,
        $.88 per share                    -                -               -          (376,979)               -           (376,979)
    20% stock dividend               57,118          285,590               -          (285,590)               -                  -
    Other comprehensive
        income                            -                -               -                 -           45,955             45,955
                                    -------       ----------      ----------       -----------        ---------        -----------
Balance, December 31, 1997          342,708        1,713,540       1,985,091         4,337,608           35,244          8,071,483
    Net income                            -                -               -         1,637,299                -          1,637,299
    Cash dividends declared,
        $.96 per share                    -                -               -          (411,250)               -           (411,250)
    Other comprehensive
        income                            -                -               -                 -           74,221             74,221
                                    -------       ----------      ----------       -----------        ---------        -----------
Balance, December 31, 1998          342,708        1,713,540       1,985,091         5,563,657          109,465          9,371,753
    Net income                            -                -               -         1,008,550                -          1,008,550
    Cash dividends declared,
    $ 1.20 per share                      -                -               -          (514,062)               -           (514,062)
    25% stock dividend               85,677          428,385               -          (428,385)               -                  -
    Other comprehensive
        loss                              -                -               -                 -         (685,786)          (685,786)
                                    -------       ----------      ----------       -----------        ---------        -----------
Balance, December 31, 1999          428,385       $2,141,925      $1,985,091       $ 5,629,760        $(576,321)       $ 9,180,455
                                    =======       ==========      ==========       ===========        =========        ===========

 See Notes to Consolidated Financial Statements.

                                         NORTH POINT BANCSHARES, INC.
                                                AND SUBSIDIARY

                                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

------------------------------------------------------------------------------------------------------------
                                                                 1999              1998              1997
                                                             ------------      ------------      -----------
OPERATING ACTIVITIES
    Net income                                               $  1,008,550      $  1,637,299      $ 1,339,004
    Adjustments to reconcile net income to net cash
        provided by operating activities:
        Amortization                                               78,151            78,151           78,151
        Depreciation                                              149,528           139,037          163,508
        Provision for loan losses                                 620,000           200,000          175,000
        Deferred  income taxes                                   (152,100)          (55,541)         (55,927)
        Loss on sales of securities available-for-sale                  0                 0            2,021
        Increase in interest receivable                          (216,218)          (41,806)        (113,304)
        Increase (decrease) in interest payable                    36,645            20,709          (18,921)
        Decrease in income taxes payable                          (67,280)          (70,441)        (111,638)
        Other operating activities                                (15,460)            5,676           40,587
                                                             ------------      ------------      -----------

              Net cash provided by operating activities         1,441,816         1,913,084        1,498,481
                                                             ------------      ------------      -----------

INVESTING ACTIVITIES
    Purchases of securities available-for-sale                (18,922,053)      (13,298,729)      (8,915,404)
    Proceeds from maturities of securities
        available-for-sale                                     12,845,504         7,352,886        3,791,959
    Proceeds from sales of securities available-for-sale                0                 0        1,244,560
    Purchases of securities held-to-maturity                     (114,046)                0         (100,000)
    Proceeds from maturities of securities
        held-to-maturity                                        1,052,875         7,952,472        4,737,671
    Net (increase) decrease in Federal funds sold               2,160,000        (2,280,000)      (2,500,000)
    Net increase in interest-bearing deposits in banks           (991,000)         (797,000)        (198,000)
    Net increase in loans                                      (8,346,907)       (6,777,643)      (7,492,399)
    Proceeds from sale of other real estate owned                 111,000           334,500                0
    Purchase of premises and equipment                           (957,028)         (433,834)        (139,207)
                                                             ------------      ------------      -----------

              Net cash used in investing activities           (13,161,655)       (7,947,348)      (9,570,820)
                                                             ------------      ------------      -----------

FINANCING ACTIVITIES
    Net increase in deposits                                   12,449,183         7,719,212        6,852,788
    Net increase (decrease) in other borrowings                   364,294          (383,193)         198,282
    Dividends paid                                               (514,062)         (411,250)        (376,979)
                                                             ------------      ------------      -----------

              Net cash provided by financing activities        12,299,415         6,924,769        6,674,091
                                                             ------------      ------------      -----------

Net increase (decrease) in cash and due from banks                579,576           890,505       (1,398,248)

Cash and due from banks at beginning of year                    3,689,204         2,798,699        4,196,947
                                                             ------------      ------------      -----------

Cash and due from banks at end of year                       $  4,268,780      $  3,689,204      $ 2,798,699
                                                             ============      ============      ===========

                                         NORTH POINT BANCSHARES, INC.
                                                AND SUBSIDIARY

                                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

-----------------------------------------------------------------------------------------------
                                                    1999              1998             1997
                                                 -----------      -----------      -----------
SUPPLEMENTAL DISCLOSURES
 Cash paid for:
        Interest                                $ 3,592,558      $ 2,982,743      $ 2,820,862

        Income taxes                            $   672,927      $   940,147      $   829,909

NONCASH TRANSACTION
    Unrealized (gains) losses on securities
        available-for-sale                      $ 1,039,070      $  (112,456)     $   (69,629)

    Principal balances of loans transferred
        to other real estate owned              $   413,272      $   275,500      $         0

See Notes to Consolidated Financial Statements.

                          NORTH POINT BANCSHARES, INC.

                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS

           North Point Bancshares, Inc., (the "Company") is a bank holding company whose business is conducted by its wholly-owned subsidiary, Dawson County Bank (the "Bank"). The Bank is a commercial bank located in Dawsonville, Dawson County, Georgia. The Bank provides a full range of banking services in its primary market area of Dawson County, Georgia and the surrounding counties.

         BASIS OF PRESENTATION

           The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany transactions and accounts are eliminated in consolidation.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, the valuation of other real estate owned, and deferred tax assets.

         CASH AND DUE FROM BANKS

           Cash on hand, cash items in process of collection, and amounts due from banks are included in cash and due from banks.

           The Company maintains amounts due from banks which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         SECURITIES

           Securities are classified based on management's intention on the date of purchase. Securities which management has the intent and ability to hold to maturity are classified as held-to-maturity and recorded at amortized cost. All other debt securities are classified as available-for-sale and recorded at fair value with net unrealized gains and losses reported in other comprehensive income (loss). Equity securities without a readily determinable fair value are classified as available-for-sale and recorded at cost.

           Interest and dividends on securities, including amortization of premiums and accretion of discounts, are included in interest income. Realized gains and losses from the sale of securities are determined using the specific identification method.

         LOANS

           Loans are reported at their outstanding principal balance less unearned income and the allowance for loan losses. Interest income is accrued based on the principal balance outstanding.

           Loan origination fees and certain direct costs of most loans are recognized at the time the loan is recorded. Loan origination fees incurred for other loans are deferred and recognized as income over the life of the loan. Because net origination loan fees and costs are not material, the results of operations are not materially different than the results which would be obtained by accounting for loan fees and costs in accordance with generally accepted accounting principles.

           The allowance for loan losses is maintained at a level that management believes to be adequate to absorb potential losses in the loan portfolio. Loan losses are charged against the allowance when management believes the uncollectibility of a loan is confirmed.
           Subsequent  recoveries  are credited to the  allowance.  Management's determination of the adequacy of the allowance is based on an evaluation of the portfolio, past loan loss experience, current economic conditions, volume, growth, composition of the loan portfolio, and other risks inherent in the portfolio. This evaluation is inherently subjective as it requires material estimates that are susceptible to significant change including the amounts and timing of future cash flows expected to be received on impaired loans. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Company's allowance for loan losses, and may require the Company to record additions to the allowance based on their judgment about information available to them at the time of their examinations.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         LOANS (CONTINUED)

           The accrual of interest on loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. Interest income is subsequently recognized only to the extent cash payments are received.

           A loan is impaired when it is probable the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Individually identified impaired loans are measured based on the present value of payments expected to be received, using the contractual loan rate as the discount rate. Alternatively, measurement may be based on observable market prices or, for loans that are solely dependent on the collateral for repayment, measurement may be based on the fair value of the collateral. If the recorded investment in the impaired loan exceeds the measure of fair value, a valuation allowance is established as a component of the allowance for loan losses. Changes to the valuation allowance are recorded as a component of the provision for loan losses.

         PREMISES AND EQUIPMENT

           Land is carried at cost.  Premises and  equipment  are stated at cost
           less   accumulated   depreciation   computed   principally   by   the
           straight-line method over the estimated useful lives of the assets.

         OTHER REAL ESTATE OWNED

           Other real estate owned represents properties acquired through foreclosure. Other real estate owned is held for sale and is carried at the lower of the recorded amount of the loan or fair value of the properties less estimated selling costs. Any write-down to fair value at the time of transfer to other real estate owned is charged to the allowance for loan losses. Subsequent gains or losses on sale and any subsequent adjustment to the value are recorded as other expenses. The carrying amount of other real estate owned as of December 31, 1999 and 1998 was $247,272 and $ --, respectively.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         PENSION PLAN

           The Company recognizes pension costs as paid, the results of which are not materially different than the results which would be obtained by accounting for net periodic pension costs in accordance with generally accepted accounting principles.

         INCOME TAXES

           Income tax expense consists of current and deferred taxes. Current income tax provisions approximate taxes to be paid or refunded for the applicable year. Deferred income tax assets and liabilities are determined using the balance sheet method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the differences between the book and tax bases of the various balance sheet assets and liabilities and gives current recognition to changes in tax rates and laws.

           Recognition of deferred tax balance sheet amounts is based on management's belief that it is more likely than not that the tax benefit associated with certain temporary differences will be realized. A valuation allowance would be recorded for those deferred tax items for which it is more likely than not that realization would not occur.

           The Company and the Bank file a consolidated income tax return. Each entity provides for income taxes based on its contribution to income taxes (benefits) of the consolidated group.

         EARNINGS PER SHARE

           Earnings per share are computed by dividing net income by the weighted average number of shares of common stock outstanding. As of December 31, 1999, 1998 and 1997, the weighted average number of shares was 428,385 adjusted for stock dividends declared.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         COMPREHENSIVE INCOME

           Statement of Financial Accounting Standards ("SFAS") No. 130 describes comprehensive income as the total of all components of comprehensive income, including net income. Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income but excluded from net income. Currently, the Company's other comprehensive income (loss) consists of unrealized gains and losses on available-for-sale securities.

         RECENT DEVELOPMENTS

           In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The effective date of this statement has been deferred by SFAS No. 137 until fiscal years beginning after June 15, 2000. However, the statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Company expects to adopt this statement effective January 1, 2001. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities in the balance sheet at fair value. For derivatives that are not designated as hedges, the gain or loss must be recognized in earnings in the period of change. For derivatives that are designated as hedges, changes in the fair value of the hedged assets, liabilities, or firm commitments must be recognized in earnings or recognized in other comprehensive income until the hedged item is recognized in earnings, depending on the nature of the hedge. The ineffective portion of a derivative's change in fair value must be recognized in earnings immediately. Management has not yet determined what effect the adoption of SFAS No. 133 will have on the Company's earnings or financial position.

           There are no other recent accounting pronouncements that have had, or are expected to have, a material effect on the Company's financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 2.  SECURITIES

         The amortized cost and fair value of securities are summarized as follows:

                                                                  GROSS           GROSS
                                                 AMORTIZED      UNREALIZED     UNREALIZED           FAIR
                                                   COST           GAINS           LOSSES            VALUE
                                                -----------     ---------      ------------      -----------
         SECURITIES AVAILABLE-FOR-SALE
             DECEMBER 31, 1999:
             U. S. GOVERNMENT AND AGENCY
                SECURITIES                      $20,850,538     $     537      $   (670,319)     $20,180,756
             STATE AND MUNICIPAL SECURITIES       3,089,172         7,820          (140,936)       2,956,056
             MORTGAGE-BACKED SECURITIES           2,213,290         1,768           (72,084)       2,142,974
             EQUITY SECURITIES                       92,001          --                --             92,001
                                                -----------     ---------      ------------      -----------
                                                $26,245,001     $  10,125      $   (883,339)     $25,371,787
                                                ===========     =========      ============      ===========
             December 31, 1998:
             U. S. Government and agency
                securities                      $15,841,108     $ 123,045      $    (19,317)     $15,944,836
             State and municipal securities       2,513,785        56,026            (4,858)       2,564,953
             Mortgage-backed securities           1,721,558        10,960              --          1,732,518
             Equity securities                       92,001          --                --             92,001
                                                -----------     ---------      ------------      -----------
                                                $20,168,452     $ 190,031      $    (24,175)     $20,334,308
                                                ===========     =========      ============      ===========
          SECURITIES HELD-TO-MATURITY
             DECEMBER 31, 1999:
             U. S. GOVERNMENT AND AGENCY
                SECURITIES                      $   247,031     $     719      $       --        $   247,750
             STATE AND MUNICIPAL SECURITIES       3,110,776        25,887            (6,904)       3,129,759
             MORTGAGE-BACKED SECURITIES             404,505         2,357              --            406,862
                                                -----------     ---------      ------------      -----------
                                                $ 3,762,312     $  28,963      $     (6,904)     $ 3,784,371
                                                ===========     =========      ============      ===========

             December 31, 1998:
             U. S. Government and agency
                securities                      $   743,441     $  10,591      $       --        $   754,032
             State and municipal securities       3,451,796       118,212              (695)       3,569,313
             Mortgage-backed securities             505,904         4,716            (1,726)         508,894
                                                -----------     ---------      ------------      -----------
                                                $ 4,701,141     $ 133,519      $     (2,421)     $ 4,832,239
                                                ===========     =========      ============      ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 2.  SECURITIES (CONTINUED)

           The amortized cost and fair value of securities as of December 31, 1999 by contractual maturity are shown below. Maturities may differ from contractual maturities in mortgage-backed securities because the mortgages underlying the securities may be called or prepaid without penalty. Therefore, these securities and equity securities are not included in the maturity categories in the following summary.

                                              SECURITIES AVAILABLE-FOR-SALE    SECURITIES HELD-TO-MATURITY
                                              -----------------------------    --------------------------
                                                AMORTIZED         FAIR         AMORTIZED         FAIR
                                                   COST           VALUE           COST           VALUE
                                               -----------     -----------     ----------     ----------
          Due in one year or less              $ 1,349,600     $ 1,345,948     $  515,000     $  514,158
          Due from one year to five years       16,561,713      16,033,003      1,864,031      1,876,728
          Due from five years to ten years       4,733,397       4,558,531        675,352        679,013
          Due after ten years                    1,295,000       1,199,330        303,424        307,610
          Mortgage-backed securities             2,213,290       2,142,974        404,505        406,862
          Equity securities                         92,001          92,001           --             --
                                               -----------     -----------     ----------     ----------
                                               $26,245,001     $25,371,787     $3,762,312     $3,784,371
                                               ===========     ===========     ==========     ==========

           Securities with a carrying value of $17,171,093 and $12,247,226 at December 31, 1999 and 1998, respectively, were pledged to secure public deposits and for other purposes.

           Gross realized losses on sales of securities available-for-sale for the year ended December 31, 1997 amounted to $2,021. There were no sales of securities during 1999 or 1998.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 3.  LOANS AND ALLOWANCE FOR LOAN LOSSES

           The composition of loans is summarized as follows:

                                                                                        DECEMBER 31,
                                                                            -------------------------------
                                                                                1999              1998
                                                                            ------------      -----------

                   Commercial, financial and agricultural                   $  8,068,000      $  5,484,000
                   Real estate - construction                                 12,556,000         8,299,000
                   Real estate - mortgage                                     33,380,000        27,059,000
                   Consumer                                                    6,214,000        12,512,000
                   Other                                                       2,045,204         1,247,667
                                                                            ------------      ------------
                                                                              62,263,204        54,601,667
                   Unearned  income                                              (50,728)          (54,768)
                   Allowance for loan losses                                  (1,196,321)         (844,379)
                                                                            ------------      ------------
                   Loans, net                                               $ 61,016,155      $ 53,702,520
                                                                            ============      ============

           Changes in the allowance for loan losses are as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------
                                                                     1999             1998           1997
                                                                  -----------      ---------      ---------
               BALANCE, BEGINNING OF YEAR                         $   844,379      $ 710,259      $ 574,186
                  Provision for loan losses                           620,000        200,000        175,000
                  Loans charged off                                  (300,200)       (86,857)       (85,608)
                  Recoveries of  loans previously charged off          32,142         20,977         46,681
                                                                  -----------      ---------      ---------
               BALANCE, END OF YEAR                               $ 1,196,321      $ 844,379      $ 710,259
                                                                  ===========      =========      =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 3.  LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

           The total recorded investment in impaired loans was $706,288 and $473,502 at December 31, 1999 and 1998, respectively. There were no loans which had related allowances for loan losses determined in accordance with SFAS No. 114, ("Accounting by Creditors for Impairment of a Loan") at December 31, 1999 and 1998. The average recorded investment in impaired loans for 1999 and 1998 was $143,057 and $174,420, respectively. Interest income recognized for cash payments received on impaired loans was not material for the years ended 1999, 1998, and 1997.

           The Company has granted loans to certain directors, executive officers, and their related entities. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan involved. Changes in related party loans for the year ended December 31, 1999 are as follows:

               BALANCE, BEGINNING OF YEAR     $ 616,371
                  Advances                      845,023
                  Repayments                   (666,199)
                                              ---------
               BALANCE, END OF YEAR           $ 795,195
                                              =========


NOTE 4.  PREMISES AND EQUIPMENT

           Premises and equipment is summarized as follows:

                                                      DECEMBER 31,
                                              ------------------------------
                                                  1999              1998
                                              -----------      ------------

               Land                           $   770,000      $   770,000
               Buildings and improvements       1,973,469        1,387,893
               Equipment                        1,908,034        1,536,582
                                              -----------      -----------
                                                4,651,503        3,694,475
               Accumulated depreciation        (1,905,363)      (1,755,835)
                                              -----------      -----------
                                              $ 2,746,140      $ 1,938,640
                                              ===========      ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 5.  DEPOSITS

           At December 31, 1999, the amount of scheduled maturities of time deposits are as follows:

                      2000                                     $   39,153,309
                      2001                                          5,647,000
                      2002                                            797,000
                      2003                                            675,000
                      2004                                            214,000
                                                               --------------
                                                               $   46,486,309
                                                               ==============

           As of December 31, 1999, the Company had a concentration of deposits with one depositor totaling $9,273,783. In addition, the Company had $1,762,958 in related party deposits as of December 31, 1999.

NOTE 6.  OTHER BORROWINGS

           Other borrowings consist of the following:

                                                                                  DECEMBER 31,
                                                                              --------------------
                                                                                1999        1998
                                                                              --------    --------
               Treasury, tax and loan note option account, with interest
                  at .25% less than the Federal funds rate, due on demand     $389,302     $25,008
                                                                              ========     =======


NOTE 7.  INCOME TAXES

           Income tax expense consists of the following:

                                                  YEARS ENDED DECEMBER 31,
                                         ---------------------------------------
                                            1999          1998            1997
                                         ---------      ---------      ---------
               Current                   $ 605,647      $ 869,706      $ 718,271
               Deferred                   (152,100)       (55,541)       (55,927)
                                         ---------      ---------      ---------
                  Income tax expense     $ 453,547      $ 814,165      $ 662,344
                                         =========      =========      =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 7.  INCOME TAXES (CONTINUED)

           The Company's income tax expense differs from the amounts computed by applying the Federal income tax statutory rates to income before income taxes. A reconciliation of the differences is as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                   1999                     1998                 1997
                                           --------------------    --------------------   --------------------
                                             AMOUNT     PERCENT      Amount     Percent    Amount      Percent
                                           ---------    -------    ---------    -------   ---------    -------
      Income taxes at statutory rate       $ 497,113      34 %     $ 833,498      34 %    $ 680,458      34 %
         Tax-exempt interest                (148,317)     (10)      (118,070)     (5)      (100,796)     (5)
         Disallowed interest expense          20,060        1         16,153       1         13,519      --
         State income taxes (benefits)       (12,919)     --          42,198       2         46,429       3
         Goodwill amortization                26,572        2         26,571       1         26,571       1
         Other items, net                     71,038        4         13,815      --         (3,837)     --
                                           ---------     ----      ---------     ----     ---------     ---
      Income tax expense                   $ 453,547      31 %     $ 814,165      33 %    $ 662,344      33 %
                                           =========     ====      =========     ===      =========     ===

           The components of deferred income taxes are as follows:

                                                          DECEMBER 31,
                                                    ----------------------
                                                      1999          1998
                                                    --------     --------
               Deferred tax assets:
                  Loan loss reserves                $379,854     $247,031
                  Securities available-for-sale      296,893         --
                  Other                               26,338         --
                                                    --------     --------
                                                     703,085      247,031
                                                    --------     --------

               Deferred tax liabilities:
                  Depreciation                        53,632       43,478
                  Securities available-for-sale         --         56,391
                  Other                                 --          3,093
                                                    --------     --------
                                                      53,632      102,962
                                                    --------     --------

               Net deferred tax assets              $649,453     $144,069
                                                    ========     ========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 8.  EMPLOYEE BENEFITS

           The Company has a defined benefit pension plan covering substantially all employees. Plan benefits are based on an employee's years of service and cumulative earnings. The Company's funding policy is to make contributions annually equal to the minimum amount as determined by the plan sponsor. Contributions charged to expense were $102,000, $92,777, and $91,999 for the years ended December 31, 1999, 1998 and 1997, respectively, which amounts were not materially different from periodic pension costs as determined in accordance with generally accepted accounting principles.

           The following sets forth the plan's funded status for the plan years ended September 30, 1999, 1998, and 1997, respectively.

                                                                   1999           1998           1997
                                                                ---------      ---------      ---------
      Change in benefit obligations:
         Benefit obligation at beginning of year                $ 740,021      $ 666,383      $ 578,386
         Service cost                                              49,162         42,462         39,453
         Interest cost                                             64,577         57,066         49,427
         Actuarial gain (loss)                                     13,650        (25,890)          (883)
         Benefits paid                                               --             --             --
                                                                ---------      ---------      ---------
         Benefit obligation at end of year                        867,410        740,021        666,383
                                                                ---------      ---------      ---------

      Change in plan assets:
         Fair value of plan assets at beginning of year           579,552        500,978        402,896
         Return on plan assets                                     15,640        (14,203)         6,083
         Employer contribution                                    102,000         92,777         91,999
         Benefits paid                                               --             --             --
                                                                ---------      ---------      ---------
         Fair value of plan assets at end of year                 697,192        579,552        500,978
                                                                ---------      ---------      ---------

         Funded status                                           (170,218)      (160,469)      (165,405)
         Unrecognized net transition obligation                   140,393        152,092        163,791
         Unrecognized net loss                                    107,969         60,129         28,535
                                                                ---------      ---------      ---------

         Prepaid pension cost not included in balance sheet     $  78,144      $  51,752      $  26,921
                                                                =========      =========      =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 8.  EMPLOYEE BENEFITS (CONTINUED)

           The components of net periodic pension cost are as follows:

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                          -----------------------------------------
                                                                               1999          1998          1997
                                                                             --------      --------      --------

      Service cost                                                           $ 49,162      $ 42,462      $ 39,453
      Interest cost                                                            64,577        57,066        49,427
      Actual return on plan assets                                            (19,847)      (15,001)       (6,932)
      Amortization of unrecognized net transition obligation                   11,699        11,699        11,699
      Deferred investment loss                                                (29,983)      (28,280)      (28,569)
                                                                             --------      --------      --------
                                                                             $ 75,608      $ 67,946      $ 65,078
                                                                             ========      ========      ========

           Assumptions used were as follows:

                                                                               1999          1998          1997
                                                                             --------      --------      --------

        Annual discount rate                                                      8 %           8 %           8 %
        Expected long-term rate of return on plan assets                          8 %           8 %           8 %
        Rate of increase in compensation                                          4 %           4 %           4 %

           In 1998, the Company adopted a 401(k) retirement plan covering substantially all employees. Contributions to the plan charged to expense during 1999 and 1998 amounted to $25,525 and $19,496, respectively.

NOTE 9.  COMMITMENTS AND CONTINGENT LIABILITIES

           In the normal course of business, the Company has entered into off-balance-sheet financial instruments which are not reflected in the financial statements. These financial instruments include commitments to extend credit and standby letters of credit. Such financial instruments are included in the financial statements when funds are disbursed or the instruments become payable. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 9.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

           The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. A summary of the Company's commitments is as follows:

                                                        DECEMBER 31,
                                                ---------------------------
                                                   1999             1998
                                                -----------     -----------

               Commitments to extend credit     $11,312,834     $11,991,000
               Standby letters of credit          1,016,067         535,500
                                                -----------     -----------
                                                $12,328,901     $12,526,500
                                                ===========     ===========

           Commitments to extend credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The credit risk involved in issuing these financial instruments is essentially the same as that involved in extending loans to customers. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include real estate and improvements, marketable securities, accounts receivable, inventory, equipment, and personal property.

           Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral held varies as specified above and is required in instances which the Company deems necessary.

           In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management of the Company, any liability resulting from such proceedings would not have a material effect on the Company's financial statements.

NOTE 10. CONCENTRATIONS OF CREDIT

The Company originates primarily commercial, residential, and consumer loans to customers in Dawson County and surrounding counties. The ability of the majority of the Company's customers to honor their contractual loan obligations is dependent on the economy in Dawson County.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 10. CONCENTRATIONS OF CREDIT (CONTINUED)

           Seventy-four percent of the Company's loan portfolio is secured by real estate, of which a substantial portion is secured by real estate in the Company's primary market area. Accordingly, the ultimate collectibility of the loan portfolio is susceptible to changes in market conditions in the Company's primary market area. The other significant concentrations of credit by type of loan are set forth in
           Note 3.

           The Company, as a matter of policy, does not generally extend credit to any single borrower or group of related borrowers in excess of 25% of the Bank's statutory capital, or approximately $1,650,000.

NOTE 11. REGULATORY MATTERS

           The Bank is subject to certain restrictions on the amount of dividends that may be declared without prior regulatory approval. At December 31, 1999, approximately $540,000 of retained earnings were available for dividend declaration without regulatory approval.

           The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of the assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. The holding company is not subject to prompt corrective action provisions.

           Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios of Total and Tier I capital to risk-weighted assets and of Tier I capital to average assets. Management believes, as of December 31, 1999, the Company and Bank met all capital adequacy requirements to which they are subject.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



NOTE 11. REGULATORY MATTERS (CONTINUED)

           As of December 31, 1999, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed the Bank's category.

           The Company and Bank's actual capital amounts and ratios are presented in the following table.


                                                                                                        TO BE WELL
                                                                               FOR CAPITAL          CAPITALIZED UNDER
                                                                                 ADEQUACY           PROMPT CORRECTIVE
                                                        ACTUAL                   PURPOSES           ACTION PROVISIONS
                                                ----------------------      ------------------      -----------------
                                               AMOUNT            RATIO      AMOUNT       RATIO      AMOUNT      RATIO
                                               -------           -----      ------       -----      ------      -----
                                                                        (DOLLARS IN THOUSANDS)
                                               -----------------------------------------------------------------------
AS OF DECEMBER 31, 1999:
TOTAL CAPITAL TO RISK WEIGHTED ASSETS:
      CONSOLIDATED                             $10,613           15.56%     $5,453        8%        $  N/A        N/A
      BANK                                     $10,568           15.50%     $5,453        8%        $6,816        10%
TIER I CAPITAL TO RISK WEIGHTED ASSETS:
      CONSOLIDATED                             $ 9,757           14.31%     $2,727        4%        $  N/A        N/A
      BANK                                     $ 9,712           14.25%     $2,727        4%        $4,090         6%
TIER I CAPITAL TO AVERAGE ASSETS:
      CONSOLIDATED                             $ 9,757            9.13%     $4,275        4%        $  N/A        N/A
      BANK                                     $ 9,712            9.09%     $4,275        4%        $5,343         5%

As of December 31, 1998:
Total Capital to Risk Weighted Assets:
      Consolidated                             $ 9,895           17.45%     $4,536        8%        $  N/A        N/A
      Bank                                     $ 9,852           17.34%     $4,545        8%        $5,682        10%
Tier I Capital to Risk Weighted Assets:
      Consolidated                             $ 9,184           16.20%     $2,268        4%        $  N/A        N/A
      Bank                                     $ 9,140           16.09%     $2,272        4%        $3,408         6%
Tier I Capital to Average Assets:
      Consolidated                             $ 9,184            9.85%     $3,729        4%        $  N/A        N/A
      Bank                                     $ 9,140            9.80%     $3,731        4%        $4,663         5%

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 12. FAIR VALUE OF FINANCIAL INSTRUMENTS

           The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using discounted cash flow models. Those models are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. The use of different methodologies may have a material effect on the estimated fair value amounts. Also, the fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999 and 1998. Such amounts have not been revalued for purposes of these financial statements since those dates and, therefore, current estimates of fair value may differ significantly from the amounts presented herein.

           The following methods and assumptions were used by the Company in estimating fair values of financial instruments as disclosed herein:

           CASH, DUE FROM BANKS, INTEREST-BEARING DEPOSITS IN BANKS, AND FEDERAL FUNDS SOLD:

                      The   carrying   amounts   of  cash,   due   from   banks,
                      interest-bearing deposits in banks, and Federal funds sold approximate their fair value.

            SECURITIES:

                      Fair values for securities are based on available quoted market prices. The carrying values of equity securities with no readily determinable fair value approximate fair values.

            LOANS:

                      For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. For other loans, the fair values are estimated using discounted cash flow models, using current market interest rates offered for loans with similar terms to borrowers of similar credit quality. Fair values for impaired loans are estimated using discounted cash flow models or based on the fair value of the underlying collateral.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 12. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

         DEPOSITS:

           The carrying amounts of demand deposits, savings deposits, and variable-rate certificates of deposit approximate their fair values. Fair values for fixed-rate certificates of deposit are estimated using discounted cash flow models, using current market interest rates offered on certificates with similar remaining maturities.

         OTHER BORROWINGS:

           Other borrowings consist of short term obligations under a treasury, tax and loan note option account which is due on demand. The carrying amounts approximate their fair values.

          ACCRUED INTEREST:

           The carrying amounts of accrued interest approximate their fair values.

           Fair values of the Company's off-balance-sheet financial instruments are based on fees charged to enter into similar agreements. However, commitments to extend credit and standby letters of credit do not represent a significant value to the Company until such commitments are funded. The Company has determined that these instruments do not have a distinguishable fair value and no fair value has been assigned.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 12. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

         ACCRUED INTEREST (CONTINUED):

           The estimated fair values and related carrying amounts of the Company's financial instruments were as follows:

                                                             DECEMBER 31, 1999                   December 31, 1998
                                                     ------------------------------      --------------------------------
                                                       CARRYING             FAIR            Carrying             Fair
                                                        AMOUNT             VALUE             Amount             Value
                                                     -----------        -----------        -----------        -----------
          Financial assets:
             Cash, due from banks,
                interest-bearing deposits in
                banks, and Federal funds sold        $11,429,780        $11,429,780        $12,019,204        $12,019,204
             Securities available-for-sale            25,371,787         25,371,787         20,334,308         20,334,308
             Securities held-to-maturity               3,762,312          3,784,371          4,701,141          4,832,239
             Loans                                    61,016,155         62,356,054         53,702,520         54,738,647
             Accrued interest receivable               1,163,588          1,163,588            947,370            947,370

          Financial liabilities:
             Deposits                                 96,564,625         96,367,570         84,115,442         84,456,649
             Other borrowings                            389,302            389,302             25,008             25,008
             Accrued interest payable                    331,929            331,929            295,284            295,284


NOTE 13. STOCK DIVIDEND

           On June 12, 1997 and January 14, 1999, the Company effected a one-for-five and a one-for-four stock split, respectively, both in the form of a stock dividend. Stockholders of record as of July 1, 1997 and January 20, 1999 received one additional share for every five shares they owned and one additional share for every four shares they owned on those dates, respectively. An amount equal to the par value of common shares declared was transferred from retained earnings to common stock. Earnings per share of common stock and all per share amounts presented herein have been adjusted to give effect to both splits.

                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 14. SUPPLEMENTAL FINANCIAL DATA

           Components of other operating expenses in excess of 1% of total revenue are as follows:

                                                                        DECEMBER 31,
                                                        ----------------------------------------
                                                          1999            1998            1997
                                                        --------        --------        --------
               Advertising                              $104,490        $ 68,916        $ 58,242
               Printing, stationery and supplies         117,195          82,861          87,007
               Data processing services                  189,119         159,761         137,365


NOTE 15. PARENT COMPANY FINANCIAL INFORMATION

           The following information presents the condensed balance sheets of North Point Bancshares, Inc. as of December 31, 1999 and 1998 and the condensed statements of income and cash flows for the three years ended December 31, 1999:

                                     CONDENSED BALANCE SHEETS

                                                                       1999              1998
                                                                    ---------         ----------
          ASSETS

             Cash                                                   $   39,335        $   41,751
             Investment in subsidiary                                9,135,365         9,249,606
             Goodwill, net                                                --              78,151
             Other assets                                               26,182             2,571
                                                                    ----------        ----------

                  Total assets                                      $9,200,882        $9,372,079
                                                                    ==========        ==========

          LIABILITIES                                               $   20,427        $      326
          STOCKHOLDERS' EQUITY                                       9,180,455         9,371,753
                                                                    ----------        ----------

                  Total liabilities and stockholders' equity        $9,200,882        $9,372,079
                                                                    ==========        ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 15. PARENT COMPANY FINANCIAL INFORMATION (CONTINUED)


                         CONDENSED STATEMENTS OF INCOME

                                                                        1999               1998               1997
                                                                    -----------         ----------        -----------
      INCOME

         Interest                                                   $     1,360         $    1,278        $     1,073
         Dividends from subsidiary                                      516,000            420,000            384,000
                                                                    -----------         ----------        -----------
                    Total income                                        517,360            421,278            385,073
                                                                    -----------         ----------        -----------

      EXPENSE

         Salaries                                                         3,000              3,000              3,000
         Goodwill amortization                                           78,151             78,151             78,151
         Other expense                                                    2,715              5,085              4,232
                                                                    -----------         ----------        -----------
                 Total expense                                           83,866             86,236             85,383
                                                                    -----------         ----------        -----------

                 Income before income tax expense (benefits)
                     and equity in undistributed income of
                     subsidiary                                         433,494            335,042            299,690

      INCOME TAX EXPENSE (BENEFITS)                                      (3,513)             3,165             (5,066)
                                                                    -----------         ----------        -----------

                 Income before equity in undistributed
                      income of subsidiary                              437,007            331,877            304,756

      EQUITY IN UNDISTRIBUTED INCOME OF SUBSIDIARY                      571,543          1,305,422          1,034,248
                                                                    -----------         ----------        -----------

                 Net income                                         $ 1,008,550         $1,637,299        $ 1,339,004
                                                                    ===========         ==========        ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 15. PARENT COMPANY FINANCIAL INFORMATION (CONTINUED)

                                          CONDENSED STATEMENTS OF CASH FLOWS

                                                                    1999                1998                1997
                                                                 -----------         -----------         -----------

      OPERATING ACTIVITIES
         Net income                                             $ 1,008,550         $ 1,637,299         $ 1,339,004
         Adjustments to reconcile net income to net cash
            provided by operating activities:
            Amortization                                             78,151              78,151              78,151
            Undistributed income of subsidiary                     (571,543)         (1,305,422)         (1,034,248)
            Other operating activities                               (3,512)              7,848              (5,067)
                                                                -----------         -----------         -----------

              Net cash provided by operating activities             511,646             417,876             377,840
                                                                -----------         -----------         -----------

      FINANCING ACTIVITIES

         Dividends paid                                            (514,062)           (411,250)           (376,979)
                                                                -----------         -----------         -----------

              Net cash used in financing activities                (514,062)           (411,250)           (376,979)
                                                                -----------         -----------         -----------

      Net increase (decrease) in cash                                (2,416)              6,626                 861

      Cash at beginning of year                                      41,751              35,125              34,264
                                                                -----------         -----------         -----------

      Cash at end of year                                       $    39,335         $    41,751         $    35,125
                                                                ===========         ===========         ===========


NOTE 16. BUSINESS COMBINATION

           On March 3, 2000, the Company entered into an definitive agreement with United Community Bank, Inc. ("United") of Blairsville, Georgia. Under this agreement, the Company will merge with and into United. Upon consummation of the merger, each share of Company stock will be converted into and exchanged for the right to receive approximately
           2.25 shares of United common stock. Consummation is subject to certain conditions, including regulatory and stockholder approval and will be accounted for as a pooling of interests.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



NOTE 16. BUSINESS COMBINATION (CONTINUED)

           Also, on March 3, 2000, United entered into a definitive agreement to acquire Independent Bancshares, Inc. ("Independent"), a $145 million one-bank holding company for Independent Bank & Trust, located in Powder Springs, Georgia. Each share of Independent stock will be converted into and exchanged for the right to receive approximately .4211 shares of United common stock.

           The following unaudited proforma data summarizes operating data as if the combinations had been consummated on January 1, 1997.

                                                        AS OF AND FOR THE YEAR ENDED
                                                    (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                               ----------------------------------------------
                                                  1999              1998              1997
                                               ----------        ----------        ----------
               Total assets                    $2,383,486        $1,812,585        $1,410,071
               Stockholders' equity               118,887           115,415            99,571
               Net income                          16,692            15,510            13,197
               Basic income per share                1.70              1.59              1.41
               Diluted income per share              1.67              1.56              1.40

 NORTH POINT BANCSHARES, INC.  AND SUBSIDIARY
 UNAUDITED  CONSOLIDATED BALANCE SHEET
 (IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                 MARCH 31,        DECEMBER 31,
                                                                                   2000               1999
-----------------------------------------------------------------------------------------------------------------
 ASSETS

   Cash and due from banks                                                  $          7,295               7,250
   Federal funds sold                                                                      -               4,180
-----------------------------------------------------------------------------------------------------------------
       Cash and cash equivalents                                                       7,295              11,430

   Securities held to maturity (estimated fair value of $3,550 and $3,784)             3,544               3,762
   Securities available for sale                                                      25,111              25,372
   Loans, net of unearned income                                                      75,336              62,212
        Less: Allowance for loan losses                                               (1,210)             (1,196)
-----------------------------------------------------------------------------------------------------------------
             Loans, net                                                               74,126              61,016

   Premises and equipment, net                                                         2,796               2,746
   Other assets                                                                        2,238               2,152
-----------------------------------------------------------------------------------------------------------------
            Total assets                                                    $        115,110             106,478
-----------------------------------------------------------------------------------------------------------------


 LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
        Demand                                                              $         18,536              17,738
        Interest bearing demand                                                       31,175              26,991
        Savings                                                                        5,643               5,350
         Time                                                                         48,284              46,486
-----------------------------------------------------------------------------------------------------------------
              Total deposits                                                         103,638              96,565

    Accrued expenses and other liabilities                                               595                 344
     Other borrowings                                                                  1,488                 389
-----------------------------------------------------------------------------------------------------------------
         Total liabilities                                                           105,721              97,298

 Stockholders' equity:
      Common stock ($5 par value; 5,000,000 shares authorized; 428,385                 2,142               2,142
             shares issued and outstanding)
     Capital surplus                                                                   1,985               1,985
     Retained earnings                                                                 5,861               5,629
     Accumulated other comprehensive income                                             (599)               (576)
-----------------------------------------------------------------------------------------------------------------
         Total stockholders' equity                                                    9,389               9,180
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Total liabilities and stockholders' equity                         $        115,110             106,478
-----------------------------------------------------------------------------------------------------------------

Outstanding common shares                                                            428,385             428,385
Book value per common share                                                 $          21.92               21.43


See notes to unaudited consolidated financial statements.

 NORTH POINT BANCSHARES, INC.  AND SUBSIDIARY
 Unaudited Consolidated Statements of Income
 (in thousands except, except per share data)

                                                                            For the Three Months
                                                                              ENDED MARCH 31,
                                                                         2000                1999
                                                                -----------------------------------------
 Interest income:
     Interest and fees on loans                                  $            1,670                1,431
     Interest on federal funds sold                                              99                  132
     Interest on investment securities:
          Tax exempt                                                             70                   70
           Taxable                                                              416                  300
---------------------------------------------------------------------------------------------------------
              Total interest income                                           2,255                1,933
---------------------------------------------------------------------------------------------------------

 INTEREST EXPENSE:
     Interest on deposits:
           Demand                                                               384                  253
           Savings                                                               41                   43
           Time                                                                 632                  571
     Other borrowings                                                             3                    2
---------------------------------------------------------------------------------------------------------
          Total interest expense                                              1,060                  869
---------------------------------------------------------------------------------------------------------
          Net interest income                                                 1,195                1,064
 Provision for loan losses                                                       20                   30
---------------------------------------------------------------------------------------------------------
          Net interest income after provision for loan losses                 1,175                1,034
---------------------------------------------------------------------------------------------------------

 NONINTEREST INCOME:
     Service charges and fees                                                   116                   99
     Securities gains, net                                                        -                    -
     Other non-interest income                                                   66                   63
---------------------------------------------------------------------------------------------------------
          Total noninterest income                                              182                  162
---------------------------------------------------------------------------------------------------------

 NONINTEREST EXPENSE:
     Salaries and employee benefits                                             452                  390
     Occupancy                                                                  102                   81
     Other noninterest expense                                                  260                  205
---------------------------------------------------------------------------------------------------------
          Total noninterest expense                                             814                  676
---------------------------------------------------------------------------------------------------------
     Income before income taxes                                                 543                  520
 Income taxes                                                                   151                  160
---------------------------------------------------------------------------------------------------------
         NET INCOME                                              $              392                  360
---------------------------------------------------------------------------------------------------------

   Basic earnings per share                                      $             0.92                 0.84
   Diluted earnings per share                                    $             0.92                 0.84

   Average shares outstanding                                                   428                  428
   Diluted average shares outstanding                                           428                  428

See notes to unaudited consolidated financial statements.

 NORTH POINT BANCSHARES, INC.  AND SUBSIDIARY
 UNAUDITED STATEMENT OF EARNINGS PER SHARE
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         For the Three Months
                                                                           Ended March 31,
                                                                         2000             1999
----------------------------------------------------------------------------------------------------
Basic earnings per share:
   Weighted average shares outstanding                                           428            428
   Net income                                                                    392            360
   Basic earnings per share                                                     0.92           0.84
   Diluted earnings per share                                                   0.92           0.84

 NORTH POINT BANCSHARES, INC.  AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)
(IN THOUSANDS)

                                                                                              FOR THE THREE MONTHS
                                                                                                 ENDED MARCH 31
                                                                                          -------------   -------------
                                                                                              2000            1999
                                                                                          -------------   -------------
 Net income                                                                             $          392             360

 Other comprehensive income (loss), before tax:
     Unrealized holding gains (losses) on investment
            securities available for sale                                                          (34)           (154)
     Less reclassification adjustment for gains on investment
             securities available for sale                                                           -               -
                                                                                          -------------   -------------
     Total other comprehensive income (loss), before tax                                           (34)           (154)
                                                                                          -------------   -------------


 INCOME TAX EXPENSE (BENEFIT) RELATED TO OTHER
     COMPREHENSIVE INCOME
     Unrealized holding gains (losses) on investment securities                                    (11)            (51)
     Less reclassification adjustment for gains on investment
         securities available for sale                                                               -               -
                                                                                          -------------   -------------
     Total income tax expense (benefit) related to other
        comprehensive income (loss)                                                                (11)            (51)
                                                                                          -------------   -------------
     Total other comprehensive income (loss), net of tax                                           (23)           (103)
                                                                                          -------------   -------------
         Total comprehensive income                                                     $          369             257
                                                                                          =============   =============

 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                               FOR THE THREE MONTHS ENDED
                                                                                       MARCH 31
                                                                                 2000            1999
                                                                             -------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                                                   $    392               360
  Adjustments to reconcile net income to net cash
    provided (used) by operating activities:
      Depreciation, amortization and accretion                                       40                (7)
      Provision for loan losses                                                      20                30
      Change in assets and liabilities:
          Interest receivable                                                        83               136
          Other assets                                                             (301)             (204)
          Accrued expenses and other liabilities                                    260                71
                                                                                -------------------------
              NET CASH PROVIDED BY OPERATING ACTIVITIES                             494               386
                                                                                -------------------------

CASHFLOWS FROM INVESTING ACTIVITIES, NET OF PURCHASE ACQUISITIONS:
  Proceeds from maturities and calls of securities held to maturity                 218               588
  Proceeds from maturities and calls of securities available for sale               734             5,025
  Purchases of securities available for sale                                       (500)           (8,175)
  Net increase in loans                                                         (13,124)           (1,749)
  Proceeds from sale of other real estate                                           -                 -
  Purchase of bank premises and equipment                                            (1)              (71)
                                                                                -------------------------
              NET CASH USED IN INVESTING ACTIVITIES                             (12,673)           (4,382)
                                                                                -------------------------

CASHFLOWS FROM FINANCING ACTIVITIES, NET OF PURCHASE ACQUISITIONS
  Net change in demand and savings deposits                                       5,275             6,133
  Net change in time  deposits                                                    1,798             1,926
  Net change in long-term debt and other borrowings                               1,099               177
  Dividends paid                                                                   (128)             (128)
                                                                                -------------------------
              NET CASH PROVIDED BY FINANCING ACTIVITIES                           8,044             8,108
                                                                                -------------------------


Net change in cash and cash equivalents                                          (4,135)            4,112
Cash and cash equivalents at beginning of period                                 11,430            12,019
                                                                                -------------------------

Cash and cash equivalents at end of period                                     $  7,295            16,131
                                                                                =========================


 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
       Interest                                                                $  1,054               864
       Income Taxes                                                            $    146               170

NOTES TO UNAUDITED  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



NOTE 1 - BASIS OF PRESENTATION

         The unaudited pro forma condensed combined financial information has been prepared assuming that the Merger will be accounted for under the pooling of interests accounting method and is based on the historical consolidated financial statements of United Community Banks, Inc. ("United") and North Point Bancshares, Inc. ("North Point").

NOTE 2 - SHAREHOLDERS' EQUITY

         In the Merger, United will exchange 2.2368 shares of United common stock for each share of North Point common stock. North Point had 428,385 shares of common stock outstanding at March 31, 2000, which will be exchanged for approximately 958,211 shares of United common stock.

NOTE 3 - Merger Related Charges

         In connection with the Merger, United and North Point expect to incur pre-tax merger related charges of approximately $1.3 million. These are expected to include approximately $880,000 of occupancy related expenses (equipment write-offs and contract terminations), $250,000 of compensation expense, $135,000 of merger-related professional fees (investment banking, legal and accounting) and $35,000 of other merger expenses.

         These amounts and the related tax effects have not been reflected in the unaudited pro forma consolidated financial information because they are will not have a material impact on the shareholders' equity of the combined company and are not expected to have a continuing impact on the operations of the combined company.

>

                          INDEPENDENT AUDITOR'S REPORT

-------------------------------------------------------------------------------


To the Board of Directors
Independent Bancshares, Inc. and Subsidiary
Powder Springs, Georgia


           We have audited the accompanying consolidated balance sheets of INDEPENDENT BANCSHARES, INC. AND SUBSIDIARY as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


           In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Independent Bancshares, Inc. and Subsidiary as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.






Atlanta, Georgia
February 18, 2000, except for Note 17 as to which the date is March 3, 2000

                                   INDEPENDENT BANCSHARES, INC.
                                          AND SUBSIDIARY

                                    CONSOLIDATED BALANCE SHEETS
                                    DECEMBER 31, 1999 AND 1998

-------------------------------------------------------------------------------------------------
                                 Assets                            1999                 1998
                                 ------                       -------------         ------------

Cash and due from banks                                       $   4,639,144         $  4,050,320
Federal funds sold                                                5,000,000            1,730,000
Securities available-for-sale                                    18,833,904           18,486,575
Securities held-to-maturity (fair value of $6,169,214
   and $6,785,561, respectively)                                  7,226,331            7,706,711

Loans                                                           101,575,447           87,782,190
Less allowance for loan losses                                    1,124,854              878,459
                                                              -------------         ------------
          Loans, net                                            100,450,593           86,903,731
                                                              -------------         ------------

Premises and equipment                                            5,543,302            5,400,883
Other assets                                                      3,408,682            3,027,977
                                                              -------------         ------------

          Total assets                                        $ 145,101,956         $127,306,197
                                                              =============         ============

                  Liabilities, Redeemable Common Stock
                  ------------------------------------
                        and Stockholders' Equity
                        ------------------------

Deposits
    Noninterest-bearing demand                                $  16,614,339         $ 17,015,431
    Interest-bearing demand                                      38,332,760           37,109,488
    Savings                                                       5,169,227            4,636,405
    Time, $100,000 and over                                      20,651,039           14,846,249
    Other time                                                   42,654,772           36,178,702
                                                              -------------         ------------
          Total deposits                                        123,422,137          109,786,275

Other borrowings                                                  6,707,143            3,350,000
Other liabilities                                                 1,350,320            1,430,103
                                                              -------------         ------------
          Total liabilities                                     131,479,600          114,566,378
                                                              -------------         ------------

Commitments and contingent liabilities

Redeemable common stock held by KSOP, 44,398
    and 44,432 shares outstanding at December 31,
    1999 and 1998, respectively                                     577,174              533,184
                                                              -------------         ------------

Stockholders' equity
    Common stock, par value $1; 5,000,000 shares
        authorized; 1,948,148 and 1,948,156
        issued and outstanding, respectively                      1,948,148            1,948,156
    Capital surplus                                               8,614,516            8,614,604
    Retained earnings                                             2,822,452            1,538,130
    Accumulated other comprehensive income (loss)                  (339,934)             105,745
                                                              -------------         ------------

          Total stockholders' equity                             13,045,182           12,206,635
                                                              -------------         ------------

          Total liabilities, redeemable common stock,
             and stockholders' equity                         $ 145,101,956         $127,306,197
                                                              =============         ============

See Notes to Consolidated Financial Statements

                                         INDEPENDENT BANCSHARES, INC.
                                                AND SUBSIDIARY

                                       CONSOLIDATED STATEMENTS OF INCOME
                                 YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

------------------------------------------------------------------------------------------------------------
                                                                      1999           1998            1997
                                                                  -----------     ----------     -----------
INTEREST INCOME
    Interest and fees on loans                                    $ 9,470,892     $8,328,655     $ 6,889,972
    Taxable securities                                              1,381,973      1,250,112       1,243,564
    Nontaxable securities                                              32,835         12,371          12,371
    Federal funds sold                                                203,444        384,777         186,403
    Deposits in banks                                                   6,409          2,463             683
                                                                  -----------     ----------     -----------
          TOTAL INTEREST INCOME                                    11,095,553      9,978,378       8,332,993
                                                                  -----------     ----------     -----------

INTEREST EXPENSE
    Deposits                                                        4,434,900      4,435,258       3,873,922
    Other borrowings                                                  370,589        187,978         175,141
                                                                  -----------     ----------     -----------
          TOTAL INTEREST EXPENSE                                    4,805,489      4,623,236       4,049,063
                                                                  -----------     ----------     -----------

          NET INTEREST INCOME                                       6,290,064      5,355,142       4,283,930
PROVISION FOR LOAN LOSSES                                             242,000        201,732         262,211
                                                                  -----------     ----------     -----------
          NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES       6,048,064      5,153,410       4,021,719
                                                                  -----------     ----------     -----------

OTHER INCOME
    Service charges on deposit accounts                               466,964        418,897         367,383
    Other loan fee income                                             114,010         62,815          93,244
    Mortgage origination income                                       284,648        318,434         129,060
    Net realized gains (losses) on sale of securities                     627              0          (7,216)
    Other operating income                                            237,558        138,031          88,465
                                                                  -----------     ----------     -----------
          TOTAL OTHER INCOME                                        1,103,807        938,177         670,936
                                                                  -----------     ----------     -----------

OTHER EXPENSES
    Salaries and employee benefits                                  2,802,675      2,781,916       2,105,895
    Equipment expenses                                                443,265        334,515         261,232
    Occupancy expenses                                                312,169        228,828         206,763
    Other operating expenses                                        1,188,498      1,097,253         968,971
                                                                  -----------     ----------     -----------
          TOTAL OTHER EXPENSES                                      4,746,607      4,442,512       3,542,861
                                                                  -----------     ----------     -----------

          INCOME BEFORE INCOME TAXES                                2,405,264      1,649,075       1,149,794

INCOME TAX EXPENSE                                                    784,728        549,574         345,943
                                                                  -----------     ----------     -----------

          NET INCOME                                              $ 1,620,536     $1,099,501     $   803,851
                                                                  ===========     ==========     ===========

BASIC EARNINGS PER SHARE                                          $      0.83     $     0.56     $      0.60
                                                                  ===========     ==========     ===========

DILUTED EARNINGS PER SHARE                                        $      0.82     $     0.55     $      0.59
                                                                  ===========     ==========     ===========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                         INDEPENDENT BANCSHARES, INC.
                                                AND SUBSIDIARY

                                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

-------------------------------------------------------------------------------------------------------------
                                                                         1999            1998         1997
                                                                     -----------      ----------     --------
Net income                                                           $ 1,620,536      $1,099,501     $803,851
                                                                     -----------      ----------     --------

Other comprehensive income (loss):

    Unrealized gains (losses) on securities available-for-sale:

        Unrealized holding gains (losses) arising during period,
            net of tax (benefits) of $(229,380), $29,387
            and $34,119, respectively                                   (445,265)         57,046       66,232

        Reclassification adjustment for (gains) losses realized
            in net income, net of tax of $(213),
            $-0- and $2,453, respectively                                   (414)           --          4,763
                                                                     -----------      ----------     --------

        Other comprehensive income (loss)                               (445,679)         57,046       70,995
                                                                     -----------      ----------     --------

Comprehensive income                                                 $ 1,174,857      $1,156,547     $874,846
                                                                     ===========      ==========     ========



SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                       INDEPENDENT BANCSHARES, INC.
                                              AND SUBSIDIARY

                              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                               YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

---------------------------------------------------------------------------------------------------------


                                                    Common Stock
                                            ---------------------------        Capital         Retained
                                              Shares          Par Value        Surplus         Earnings
                                            ----------      -----------      -----------      -----------
BALANCE, DECEMBER 31, 1996                   1,116,438      $ 1,116,438      $ 4,465,752      $   234,215
    Net income                                      --               --                0          803,851
    Dividends declared, $.06 per share              --               --               --          (66,986)
    Issuance of stock                          831,796          831,796        4,158,980               --
    Stock offering costs                            --               --          (32,592)              --
    Other comprehensive income                      --               --               --               --
    Decrease in KSOP debt guarantee                 --               --               --               --
    Adjustment for shares owned by KSOP             --               --               --         (175,237)
    Purchase of treasury stock                      --               --               --               --
    Sale of treasury stock                          --               --           29,053               --
                                            ----------      -----------      -----------      -----------
BALANCE, DECEMBER 31, 1997                   1,948,234        1,948,234        8,621,193          795,843
    Net income                                      --               --               --        1,099,501
    Dividends declared, $.10 per share              --               --               --         (194,823)
    Issuance of stock                            4,255            4,255           21,275               --
    Other comprehensive income                      --               --               --               --
    Purchase of treasury stock                      --               --               --               --
    Adjustment for shares owned by KSOP             --               --               --         (162,391)
    Sale of treasury stock                          --               --              300               --
    Retirement of treasury stock                (4,333)          (4,333)         (28,164)              --
                                            ----------      -----------      -----------      -----------
BALANCE, DECEMBER 31, 1998                   1,948,156        1,948,156        8,614,604        1,538,130
    Net income                                      --               --               --        1,620,536
    Dividends declared, $.15 per share              --               --               --         (292,224)
    Other comprehensive loss                        --               --               --               --
    Adjustment for shares owned by KSOP             --               --               --          (43,990)
    Purchase of treasury stock                      --               --               --               --
    Retirement of treasury stock                    (8)              (8)             (88)              --
                                            ----------      -----------      -----------      -----------
BALANCE, DECEMBER 31, 1999                   1,948,148      $ 1,948,148      $ 8,614,516      $ 2,822,452
                                            ==========      ===========      ===========      ===========

                                                                       Accumulated
                                                  Treasury Stock           Other          KSOP            Total
                                              ----------------------   Comprehensive      Debt         Stockholders'
                                              Shares         Cost       Income(Loss)    Guarantee         Equity
                                              -------      ---------    -----------     ---------      ------------
BALANCE, DECEMBER 31, 1996                         --      $      --      $ (22,296)     $(320,413)     $  5,473,696
    Net income                                     --             --             --             --           803,851
    Dividends declared, $.06 per share             --             --             --             --           (66,986)
    Issuance of stock                              --             --             --             --         4,990,776
    Stock offering costs                           --             --             --             --           (32,592)
    Other comprehensive income                     --             --         70,995             --            70,995
    Decrease in KSOP debt guarantee                --             --             --        320,413           320,413
    Adjustment for shares owned by KSOP            --             --             --             --          (175,237)
    Purchase of treasury stock                 52,308       (289,827)            --             --          (289,827)
    Sale of treasury stock                    (52,308)       289,827             --             --           318,880
                                              -------      ---------      ---------      ---------      ------------
BALANCE, DECEMBER 31, 1997                         --             --         48,699             --        11,413,969
    Net income                                     --             --             --             --         1,099,501
    Dividends declared, $.10 per share             --             --             --             --          (194,823)
    Issuance of stock                              --             --             --             --            25,530
    Other comprehensive income                     --             --         57,046             --            57,046
    Purchase of treasury stock                 10,617        (81,827)            --             --           (81,827)
    Adjustment for shares owned by KSOP            --             --             --             --          (162,391)
    Sale of treasury stock                     (6,284)        49,330             --             --            49,630
    Retirement of treasury stock               (4,333)        32,497             --             --                --
                                              -------      ---------      ---------      ---------      ------------
BALANCE, DECEMBER 31, 1998                         --             --        105,745             --        12,206,635
    Net income                                     --             --             --             --         1,620,536
    Dividends declared, $.15 per share             --             --             --             --          (292,224)
    Other comprehensive loss                       --             --       (445,679)            --          (445,679)
    Adjustment for shares owned by KSOP            --             --             --             --           (43,990)
    Purchase of treasury stock                      8            (96)            --             --               (96)
    Retirement of treasury stock                   (8)            96             --             --                --
                                              -------      ---------      ---------      ---------      ------------
BALANCE, DECEMBER 31, 1999                         --      $      --      $(339,934)     $      --      $ 13,045,182
                                              =======      =========      =========      =========      ============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                            INDEPENDENT BANCSHARES, INC.
                                                   AND SUBSIDIARY

                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

------------------------------------------------------------------------------------------------------------------
                                                                      1999              1998              1997
                                                                  ------------      ------------      ------------
OPERATING ACTIVITIES
    Net income                                                    $  1,620,536      $  1,099,501      $    803,851
    Adjustments to reconcile net income to net cash
        provided by operating activities:
        Provision for loan losses                                      242,000           201,732           262,211
        Depreciation                                                   413,957           279,196           226,572
        Amortization                                                     4,653             4,653             4,653
        Deferred income tax benefits                                   (89,000)          (66,510)          (35,210)
        Net realized (gains) losses on sale of securities                 (627)                0             7,216
        (Gain) loss on sale of other real estate                       (13,566)           11,054              (793)
        Write-down of repossessed assets                                     0                 0            60,291
        Increase (decrease) in interest receivable                       3,320           (11,755)         (284,000)
        Decrease in interest payable                                   (77,155)          (99,987)         (212,898)
        Other operating activities                                    (192,713)         (210,699)          337,734
                                                                  ------------      ------------      ------------

              Net cash provided by operating activities              1,911,405         1,207,185         1,169,627
                                                                  ------------      ------------      ------------

INVESTING ACTIVITIES
    Purchases of securities available-for-sale                      (7,979,440)       (9,629,840)       (7,975,857)
    Proceeds from sales of securities available-for-sale             1,001,300                 0         1,192,156
    Proceeds from maturities of securities available-for-sale        5,956,166         6,498,029         5,366,556
    Proceeds from maturities of securities held-to-maturity            480,380         1,123,217           767,067
    Net (increase) decrease in Federal funds sold                   (3,270,000)        1,080,000          (610,000)
    Net increase in loans                                          (13,811,702)      (16,947,792)      (21,384,636)
    Proceeds from sale of other real estate                            156,406           459,082           144,863
    Payment of life insurance premiums                                       0          (233,626)         (876,631)
    Purchase of premises and equipment                                (556,376)       (2,103,118)         (714,650)
                                                                  ------------      ------------      ------------

             Net cash used in investing activities                 (18,023,266)      (19,754,048)      (24,091,132)
                                                                  ------------      ------------      ------------

FINANCING ACTIVITIES
    Net increase in deposits                                        13,635,862        16,993,333        17,613,960
    Net increase in other borrowings                                 3,357,143         1,557,143         1,771,407
    Dividends paid                                                    (292,224)         (194,823)          (66,986)
    Net proceeds from issuance of stock                                      0            25,530         4,958,184
    Purchase of treasury stock                                             (96)          (81,827)         (289,827)
    Sale of treasury stock                                                   0            49,630           318,880
                                                                  ------------      ------------      ------------

          Net cash provided by financing activities                 16,700,685        18,348,986        24,305,618
                                                                  ------------      ------------      ------------

                                          INDEPENDENT BANCSHARES, INC.
                                                 AND SUBSIDIARY

                                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

---------------------------------------------------------------------------------------------------------------
                                                                      1999            1998             1997
                                                                   ----------     -----------      -----------

Net increase (decrease) in cash and due from banks                 $  588,824     $  (197,877)     $ 1,384,113

Cash and due from banks at beginning of year                        4,050,320       4,248,197        2,864,084
                                                                   -----------    -----------     ------------

Cash and due from banks at end of year                             $4,639,144     $ 4,050,320      $ 4,248,197
                                                                   ===========    ===========      ===========

SUPPLEMENTAL DISCLOSURES
    CASH PAID FOR:
        Interest                                                   $4,882,644     $ 4,723,223      $ 4,231,961

        Income taxes                                               $  924,411     $   923,755      $    54,849

NONCASH TRANSACTIONS
    Unrealized (gains) losses on securities available-for-sale     $  675,272     $   (86,433)     $  (107,567)

    Principal balances on loans transferred to
        other real estate                                          $   85,000     $   405,135      $         0


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                          INDEPENDENT BANCSHARES, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS

           Independent Bancshares, Inc. (the "Company") is a bank holding company whose business is conducted by its wholly-owned subsidiary, Independent Bank & Trust Company, (the "Bank"). The Bank is a commercial bank located in Powder Springs, Cobb County, Georgia with branches located in Powder Springs, Marietta, and Hiram, Georgia. The Bank provides a full range of banking services in its primary market area of Cobb County and portions of Paulding, Douglas, and Fulton counties. In addition to normal banking services, the Bank originates mortgage loans and small business administration ("SBA") loans and provides investment services to its customers.

         BASIS OF PRESENTATION

           The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany transactions and accounts are eliminated in consolidation.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and deferred tax assets.

         CASH AND DUE FROM BANKS

           Cash on hand, cash items in process of collection, and amounts due from banks are included in cash and due from banks.

           The Company maintains amounts due from banks which, at times, may exceed Federally insured limits.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         SECURITIES

           Securities are classified based on management's intention on the date of purchase. Securities which management has the intent and ability to hold to maturity are classified as held-to-maturity and recorded at amortized cost. All other debt securities are classified as available-for-sale and recorded at fair value with net unrealized gains and losses reported in other comprehensive income (loss), net of tax. Equity securities without a readily determinable fair value are classified as available-for-sale and are recorded at cost.

           Interest and dividends on securities, including amortization of premiums and accretion of discounts, are included in interest income. Realized gains and losses from the sale of securities are determined using the specific identification method.

        LOANS

           Loans are reported at their outstanding principal balances less the allowance for loan losses. Interest income is accrued based on the principal balance outstanding.

           Loan origination fees and certain direct costs of most short-term loans are recognized at the time the loan is recorded. The net loan origination fees and costs incurred for other loans are deferred and recognized in income over the life of the loan.

           The accrual of interest on loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. Interest income is subsequently recognized only to the extent cash payments are received.

           The allowance for loan losses is maintained at a level that management believes to be adequate to absorb potential losses in the loan portfolio. Loan losses are charged against the allowance when management believes the uncollectibility of a loan is confirmed.
           Subsequent  recoveries  are credited to the  allowance.  Management's determination of the adequacy of the allowance is based on an evaluation of the portfolio, past loan loss experience, current economic conditions, volume, growth, composition of the loan portfolio, and other risks inherent in the portfolio. This evaluation is inherently subjective as it requires material estimates that are susceptible to significant change including the amounts and timing of future cash flows expected to be received on impaired loans. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Company's allowance for loan losses, and may require the Company to record additions to the allowance based on their judgment about information available to them at the time of their examinations.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          LOANS (CONTINUED)

           A loan is considered impaired when it is probable the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Individually identified impaired loans are measured based on the present value of expected payments, using the contractual loan rate as the discount rate, the loan's observable market price, or the fair value of the collateral if the loan is collateral dependent. If the recorded investment in the impaired loan exceeds the measure of fair value, a valuation allowance is established as a component of the allowance for loan losses. Changes to the valuation allowance are recorded as a component of the provision for loan losses. Nonaccrual loans are included in total impaired loans.

         PREMISES AND EQUIPMENT

           Land is carried at cost.  Premises and  equipment are carried at cost
           less   accumulated   depreciation   computed   principally   by   the
           straight-line method over the estimated useful lives of the assets.

         OTHER REAL ESTATE OWNED

           Other real estate owned represents properties acquired through foreclosure. Other real estate owned is held for sale and is carried at the lower of the recorded amount of the loan or fair value of the properties less estimated selling costs. Any write-down to fair value at the time of transfer to other real estate owned is charged to the allowance for loan losses. Subsequent gains or losses on sale and any subsequent adjustment to the value are recorded in current income. The carrying amount of other real estate owned at December 31, 1998 was $120,000. There was no other real estate owned at December 31, 1999.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INCOME TAXES

           Income tax expense consists of current and deferred taxes. Current income tax provisions approximate taxes to be paid or refunded for the applicable year. Deferred income tax assets and liabilities are determined using the balance sheet method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the differences between the book and tax bases of the various balance sheet assets and liabilities and gives current recognition to changes in tax rates and laws.

           Recognition of deferred tax balance sheet amounts is based on management's belief that it is more likely than not that the tax benefit associated with certain temporary differences will be realized. A valuation allowance would be recorded for those deferred tax items for which it is more likely than not that realization would not occur.

           The Company and the Bank file a consolidated income tax return. Each entity provides for income taxes based on its contribution to income taxes (benefits) of the consolidated group.

         SALE OF LOANS

           The Bank originates and sells participations in certain loans. Gains are recognized at the time the sale is consummated. The amount of gain recognized on the sale of a specific loan is equal to the percentage resulting from determining the fair value of the portion of the loan sold relative to the fair value of the entire loan including servicing rights.

         EARNINGS PER SHARE

           Basic earnings per share are computed by dividing net income by the weighted-average number of shares of common stock outstanding. Diluted earnings per share are computed by dividing net income by the sum of the weighted-average number of shares of common stock outstanding and potential common shares. Potential common shares consist of stock options.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         COMPREHENSIVE INCOME (LOSS)

           Statement of Financial Accounting Standards ("SFAS") No. 130 describes comprehensive income (loss) as the total of all components of comprehensive income (loss), including net income. Other comprehensive income (loss) refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income (loss) but excluded from net income. Currently, the Company's other comprehensive income (loss) consists of unrealized gains and losses on available-for-sale securities.

         RECENT DEVELOPMENTS

           In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The effective date of this statement has been deferred by SFAS No. 137 until fiscal years beginning after June 15, 2000. However, the statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Company expects to adopt this statement effective January 1, 2001. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities in the balance sheet at fair value. For derivatives that are not designated as hedges, the gain or loss must be recognized in earnings in the period of change. For derivatives that are designated as hedges, changes in the fair value of the hedged assets, liabilities, or firm commitments must be recognized in earnings or recognized in other comprehensive income until the hedged item is recognized in earnings, depending on the nature of the hedge. The ineffective portion of a derivative's change in fair value must be recognized in earnings immediately. Management has not yet determined what effect the adoption of SFAS No. 133 will have on the Company's earnings or financial position.

           There are no other recent accounting pronouncements that have had, or are expected to have, a material effect on the Company's financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



------------------------------------------------------------------------------



NOTE 2.  SECURITIES

         The amortized cost and fair value of securities are summarized as follows:

                                                                       GROSS           GROSS
                                                    AMORTIZED       UNREALIZED       UNREALIZED          FAIR
                                                      COST             GAINS           LOSSES            VALUE
                                                   -----------     -----------      ------------      -----------
             SECURITIES AVAILABLE-FOR-SALE
                DECEMBER 31, 1999:
                U. S. GOVERNMENT AND AGENCY
                   SECURITIES                      $12,288,087     $      --        $   (250,120)     $12,037,967
                STATE AND MUNICIPAL SECURITIES         848,532            --             (39,817)         808,715
                MORTGAGE-BACKED SECURITIES           5,683,271            --            (225,115)       5,458,156
                FEDERAL HOME LOAN BANK STOCK           444,000            --                --            444,000
                EQUITY SECURITIES                       85,066            --                --             85,066
                                                   -----------     -----------      ------------      -----------
                                                   $19,348,956     $      --        $   (515,052)     $18,833,904
                                                   ===========     ===========      ============      ===========

                December 31, 1998:
                U. S. Government and agency
                   securities                      $11,323,512     $   158,937      $       --        $11,482,449
                Mortgage-backed securities           6,439,996          18,819           (17,536)       6,441,279
                Federal Home Loan Bank stock           482,600            --                --            482,600
                Equity securities                       80,247            --                --             80,247
                                                   -----------     -----------      ------------      -----------
                                                   $18,326,355     $   177,756      $    (17,536)     $18,486,575
                                                   ===========     ===========      ============      ===========

            SECURITIES HELD-TO-MATURITY
               DECEMBER 31, 1999:
               U. S. GOVERNMENT AND AGENCY
                  SECURITIES                       $ 6,574,578     $     1,051      $ (1,040,978)     $ 5,534,651
               STATE AND MUNICIPAL SECURITIES          260,275              50              --            260,325
               MORTGAGE-BACKED SECURITIES              391,478            --             (17,240)         374,238
                                                   -----------     -----------      ------------      -----------
                                                   $ 7,226,331     $     1,101      $ (1,058,218)     $ 6,169,214
                                                   ===========     ===========      ============      ===========

               December 31, 1998:
               U. S. Government and agency
                  securities                       $ 6,569,238     $    10,505      $   (943,132)     $ 5,636,611
               State and municipal securities          266,029           3,946              --            269,975
               Mortgage-backed securities              871,444           7,531              --            878,975
                                                   -----------     -----------      ------------      -----------
                                                   $ 7,706,711     $    21,982      $   (943,132)     $ 6,785,561
                                                   ===========     ===========      ============      ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 2.  SECURITIES (CONTINUED)

         Securities with a carrying value of $4,101,929 and $5,075,075 at December 31, 1999 and 1998, respectively, were pledged to secure public deposits and for other purposes.

         Gross gains and losses on sales of securities available-for-sale consist of the following for the years ended December 31, 1999, 1998, and 1997.

                                                              1999            1998            1997
                                                            --------      -----------     -----------

               Gross gains                                  $    753      $      --       $     --
               Gross losses                                     (126)            --           (7,216)
                                                            --------      -----------     ----------
               Net realized gains (losses)                  $    627      $      --       $   (7,216)
                                                            ========      ===========     ==========

         The amortized cost and fair value of debt securities as of December 31, 1999 by contractual maturity are shown below. Maturities may differ from contractual maturities of mortgage-backed securities because the mortgages underlying the securities may be called or prepaid with or without penalty. Therefore, these securities are not included in the maturity categories in the following summary.

                                          SECURITIES AVAILABLE-FOR-SALE     SECURITIES HELD-TO-MATURITY
                                          -----------------------------     ---------------------------
                                            AMORTIZED         FAIR          AMORTIZED          FAIR
                                              COST            VALUE            COST           VALUE
                                           -----------     -----------      ----------      ----------

            Due in one year or less        $   500,763     $   500,000      $1,599,256      $1,595,901
            Due from one to five years      11,787,324      11,537,967         500,000         431,250
            Due from five to ten years         848,532         808,715       4,475,322       3,507,500
            Due after ten years                   --              --           260,275         260,325
            Mortgage-backed securities       5,683,271       5,458,156         391,478         374,238
                                           -----------     -----------      ----------      ----------
                                           $18,819,890     $18,304,838      $7,226,331      $6,169,214
                                           ===========     ===========      ==========      ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 3.  LOANS AND ALLOWANCE FOR LOAN LOSSES

         LOANS

         The composition of loans is summarized as follows:

                                                    DECEMBER 31,
                                           -------------------------------
                                                1999              1998
                                           -------------      ------------
            Real estate - construction     $  37,458,000      $ 31,058,000
            Real estate - mortgage            29,867,000        24,119,000
            Commercial                        21,719,000        25,419,000
            Consumer and other loans          12,531,447         7,186,190
                                           -------------      ------------
                                             101,575,447        87,782,190
            Allowance for loan losses         (1,124,854)         (878,459)
                                           -------------      ------------
            Loans, net                     $ 100,450,593      $ 86,903,731
                                           =============      ============

         ALLOWANCE FOR LOAN LOSSES

         Changes in the allowance for loan losses for the years ended December 31, 1999, 1998, and 1997 are as follows:

                                                                 1999             1998           1997
                                                              -----------      ---------      ---------
            Balance, beginning of year                        $   878,459      $ 705,074      $ 608,146
               Provision for loan losses                          242,000        201,732        262,211
               Loans charged off                                  (31,905)       (73,856)      (190,403)
               Recoveries of loans previously charged off          36,300         45,509         25,120
                                                              -----------      ---------      ---------
            Balance, end of year                              $ 1,124,854      $ 878,459      $ 705,074
                                                              ===========      =========      =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 3.  LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

         ALLOWANCE FOR LOAN LOSSES (CONTINUED)

         The following is a summary of information pertaining to impaired loans:

                                                                   December 31,
                                                             ------------------------
                                                                1999           1998
                                                              ---------     ---------

            Impaired loans without a valuation allowance      $  29,900     $  98,682
            Impaired loans with a valuation allowance              --            --
                                                              ---------     ---------
            Total impaired loans                              $  29,900     $  98,682
                                                              =========     =========
            Valuation allowance related to impaired loans     $    --       $   --
                                                              =========     =========

            Average investment in impaired loans              $  79,549     $ 521,878
                                                              =========     =========

         Interest recognized on impaired loans for the years ended December 31, 1999, 1998 and 1997 was insignificant.

         RELATED PARTY LOANS

         The Company has granted loans to certain related parties including directors, executive officers and their related entities. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan involved. Changes in related party loans for the year ended December 31, 1999 are as follows:

            Balance, beginning of year       $     613,780
               Advances                          8,725,934
               Repayments                       (4,740,650)
               Change in related parties          (394,566)
                                             -------------
            Balance, end of year             $   4,204,498
                                             =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 4.  PREMISES AND EQUIPMENT

         Premises and equipment are summarized as follows:

                                                 December 31,
                                         ----------------------------
                                             1999             1998
                                         -----------      -----------

            Land                         $ 1,087,774      $ 1,087,774
            Buildings                      3,876,795        3,699,323
            Equipment                      2,118,001        1,614,420
            Construction in process             --            124,677
                                         -----------      -----------
                                           7,082,570        6,526,194
            Accumulated depreciation      (1,539,268)      (1,125,311)
                                         -----------      -----------
                                         $ 5,543,302      $ 5,400,883
                                         ===========      ===========


NOTE 5.  DEPOSITS

         At December 31, 1999, the scheduled maturities of time deposits are as follows:

             2000                                        $     41,887,513
             2001                                               9,612,617
             2002                                               2,844,352
             2003                                               1,660,864
             2004                                               7,239,407
             Thereafter                                            61,058
                                                         ----------------
                                                         $     63,305,811
                                                         ================

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 6.  OTHER BORROWINGS

         Other borrowings consist of the following:

                                                                                  December 31,
                                                                            ------------------------
                                                                              1999           1998
                                                                           ----------     ----------

          FHLB advance, interest payable quarterly at 6.96%, principal     $  607,143     $  750,000
             due in quarterly installments of $35,714.  Advance
             matures on March 22, 2004
          FHLB advance, interest payable semi-annually at 6.53%,              500,000        700,000
             principal due in semi-annual installments of $100,000
             Advance matures on January 9, 2002
          FHLB advance, interest payable semi-annually at 6.19%,            1,700,000      1,900,000
             principal due in semi-annual instal1ments of $100,000
             Advance matures on May 7, 2008
          FHLB advance, interest payable semi-annually at 5.58%,            1,900,000           --
             principal due in semi-annual installments of $100,000
             Advance matures on January 20, 2009
          FHLB advance, interest and principal due at maturity              2,000,000           --
             with interest at 5.95%.  Advance matures
             March 15, 2000
                                                                           ----------     ----------
                                                                           $6,707,143     $3,350,000
                                                                           ==========     ==========

         Aggregate maturities required on other borrowings at December 31, 1999 are as follows:

                2000                                         $    2,742,856
                2001                                                742,856
                2002                                                642,856
                2003                                                542,856
                2004                                                435,719
                Thereafter                                        1,600,000
                                                             --------------
                                                             $    6,707,143
                                                             ==============

         The advances from the Federal Home Loan Bank are collateralized by a blanket floating lien on qualifying first mortgages and the Company's Federal Home Loan Bank stock.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 7.  EMPLOYEE STOCK OWNERSHIP PLAN

         The Company has an Employee Stock Ownership Plan with 401(k) provisions ("KSOP"). Employees are eligible at the earlier of January 1 or July 1 following their initial hire date. Each participant must be 18 years of age and provide 1,000 hours of service.

         The Company's Board of Directors establishes a matching percentage each year. For 1999, 1998 and 1997, the Company's contributions were based on 50% of the participants' contributions up to 6% of eligible compensation. Other types of contributions are available to the Company on a discretionary basis, though none have been made for the years ended December 31, 1999 and 1998. The Company's matching contributions are allocated based on participants' salary contributions and allocated to those participants employed by the Company on December 31st. Employee contributions and Company matching contributions are 100% vested. For the years ended December 31, 1999, 1998 and 1997, the Company incurred expenses totaling $65,785, $76,302, and $58,823, respectively, related to the KSOP plan. These expenses are included in salaries and benefits expense in the accompanying statement of income.

         In the event a terminated KSOP participant desires to sell his or her shares of the Company's stock, or for certain employees who elect to diversify their account, the KSOP is required to purchase their shares from the participant at fair market value, if the value of the participant's total account is less than $3,500. If the participant's account exceeds $3,500, the participant has the option of cash and/or Company stock. In any event, the Company has right of first refusal to purchase any Company stock distributed to the participant. For the years ended December 31, 1999, 1998, and 1997, the Company purchased 31, 1,969.565, and -0- shares, respectively, from participants.

         In accordance with the Plan, the Company is expected to honor the rights of certain participants to diversify their account balances or to liquidate their ownership of the common stock in the event of distribution. The purchase price of the common stock would be based on the fair market value of the Company's common stock as of the annual valuation date which precedes the date the put option is exercised.
         Since the redemption of common stock is outside the control of the Company, the Company's maximum cash obligation based on the approximate market prices of common stock as of the reporting date has been presented outside of stockholders' equity. The amount presented as redeemable common stock held by the KSOP in the consolidated balance sheet represents the Company's maximum cash obligation and has been reflected as a reduction of retained earnings.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 7.  EMPLOYEE STOCK OWNERSHIP PLAN (CONTINUED)

         At December 31, 1999 and 1998, the KSOP held 44,398 and 44,432 shares. Shares held by the KSOP are considered outstanding for purposes of calculating the Company's earnings per share.


NOTE 8.  DEFERRED COMPENSATION

         The Company has adopted a deferred compensation plan which provides retirement benefits to eligible officers of the Company. The deferred compensation is to be paid to the individuals or their beneficiaries over a period of ten years commencing with the first year following the termination of employment after completion of required services. The estimated amounts to be paid under the compensation plan are being funded through the purchase of life insurance policies on the officers. The Company records periodic accruals for the cost of providing such benefits by charges to income. The present value of the estimated liability under the plan is being accrued ratably over the remaining years to the date when the employee is first eligible for benefits. Cash surrender values of $1,973,374 and $1,767,843 on the insurance policies as of December 31, 1999 and 1998, respectively, are included in other assets.


NOTE 9.  STOCK OPTIONS

         The Company has an incentive stock option plan with 78,000 shares of common stock reserved for selected senior officers. At December 31, 1999, 43,000 shares are available for grant. The Company also has a nonqualified stock option plan with 87,000 shares of common stock reserved for the Board of Directors. All options under the nonqualified plan were granted in 1997. The options are granted at the greater of the book value or fair market value of the Company's common stock on the date of grant. If the optionee owns shares of the Company representing more than 10% of the total combined voting power, then the price shall not be less than 110% of the fair market value of such shares on the date the option is granted. The nonqualified stock options are exercisable immediately upon grant and the incentive stock options are exercisable in varying amounts upon grant at the discretion of the administrative committee. These options will expire ten years from the grant date. Other pertinent information related to the options is as follows:

                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------


NOTE 9.  STOCK OPTIONS (CONTINUED)

                                                  1999                          1998                          1997
                                       ----------------------------  ----------------------------   -------------------------
                                                       WEIGHTED-                     Weighted-                    Weighted-
                                                        AVERAGE                       Average                      Average
                                                       EXERCISE                      Exercise                     Exercise
                                         NUMBER          PRICE         Number          Price          Number        Price
                                       -----------   --------------  ------------  --------------   -----------  ------------

Under option, beginning of year           119,283    $        6.00       122,000   $        6.00             -   $         -
   Granted                                      -                -             -                       122,000          6.00
   Exercised                                    -                -       (2,717)            6.00             -             -
   Terminated                                   -                -             -               -             -             -
                                       -----------                   ------------                   -----------
Under option, end of year                 119,283             6.00       119,283            6.00       122,000          6.00
                                       ===========                   ============                   ===========

                                                                                                       WEIGHTED-
                                                                                     WEIGHTED-          AVERAGE
                                                                                     AVERAGE          REMAINING
                                                                   RANGE OF           EXERCISE        CONTRACTUAL
                                                  NUMBER            PRICES             PRICE              LIFE
                                               ------------   -----------------  -----------------  ---------------
         Under option and exercisable,
            end of year                            119,283    $           6.00   $           6.00   $          8.0
                                               ===========    ================   ================   ==============

         The Company applies APB Opinion 25 and related interpretations in accounting for the stock option plan. Accordingly, no compensation cost has been recognized. Had compensation cost for the stock option plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method prescribed by SFAS No. 123, net income and earnings per share would have been adjusted to the pro forma amounts indicated below.

                                                              YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------
                                                         1999            1998         1997
                                                    ----------------------------------------
                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                    ----------------------------------------

               Net income           As reported     $    1,621   $     1,100   $      804
                                    Pro forma       $    1,621   $     1,077   $      671

               Earnings per share   As reported     $     0.83   $      0.56   $     0.60
                                    Pro forma       $     0.83   $      0.55   $     0.50

               Earnings per share - As reported     $     0.82   $      0.55   $     0.59
                 assuming dilution  Pro forma       $     0.82   $      0.54   $     0.49

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 9.  STOCK OPTIONS (CONTINUED)

         The fair value of each option  grant is  estimated on the date of grant
         using  the  Black-Scholes   option-pricing  model  with  the  following
         weighted-average assumptions:

                                                                                       Year Ended
                                                                                   December 31, 1997
                                                                                 ----------------------
               Dividend yield (as a percent of the fair value
                  of the stock)                                                           1.33%
               Expected life                                                           10 years
               Expected volatility                                                        6.70%
               Risk-free interest rate                                                    5.97%


NOTE 10. LEASES

         The Company leases office space in Alpharetta, Georgia under a noncancelable operating lease. The lease has a term of three years and expires on February 28, 2000. On January 4, 1999, the Company entered into a sublease agreement with a third party under the same terms as the current lease agreement. Sublease rental income is netted against rental expense in the statement of income.

         Total rental expense amounted to $40,640, $63,154 and $33,956 for the years ended December 31, 1999, 1998 and 1997, respectively.


NOTE 11. INCOME TAXES

         Income tax expense consists of the following:

                                                    Years Ended December 31,
                                           ---------------------------------------
                                             1999            1998           1997
                                           ---------      ---------      ---------
               Current                     $ 873,728      $ 616,084      $ 381,153
               Deferred                      (89,000)       (66,510)       (35,210)
                                           ---------      ---------      ---------
                    Income tax expense     $ 784,728      $ 549,574      $ 345,943
                                           =========      =========      =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



------------------------------------------------------------------------------



NOTE 11. INCOME TAXES (CONTINUED)

         The Company's income tax expense differs from the amounts computed by applying the Federal income tax statutory rates to income before income taxes. A reconciliation of the differences is as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------------------
                                                 1999                          1998                           1997
                                       ------------------------     ------------------------     ------------------------
                                         AMOUNT        PERCENT         AMOUNT       PERCENT         AMOUNT      PERCENT
                                       ----------     --------      -----------   ----------     ----------    ----------
Income taxes at statutory rate         $ 817,790         34 %        $ 560,685        34 %       $ 390,930        34 %
Other items, net                         (33,062)        (1)           (11,111)       (1)          (44,987)       (4)
                                       ---------         ----        ---------        ----       ---------        ----
     Income tax expense                $ 784,728         33 %        $ 549,574        33 %       $ 345,943        30 %
                                       =========         ====        =========        ====       =========        ====

             The components of deferred income taxes are as follows:

                                                                   DECEMBER 31,
                                                             -----------------------
                                                                1999          1998
                                                              --------     ---------
            Deferred Tax Assets:
               Loan Loss Reserves                             $251,905     $160,585
               Accounting for Other Real Estate                  --          5,849
               Securities Available-for-sale                   175,118         --
               Other                                             9,749         --
                                                              --------     --------
                                                               436,772      166,434
                                                              --------     --------

            Deferred Tax Liabilities:
               Depreciation                                     61,899       55,679
               Securities Available-for-sale                      --         54,475
                                                              --------     --------
                                                                61,899      110,154
                                                              --------     --------

            Net Deferred Tax Assets                           $374,873     $ 56,280
                                                              ========     ========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 12. EARNINGS PER SHARE

         Diluted earnings per common share were computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding. The number of common shares was increased by the number of shares issuable upon the exercise of the stock options described in Note 9. This theoretical increase in the number of common shares was reduced by the number of common shares which are assumed to have been repurchased for the treasury with the proceeds from the exercise of the options; these purchases were assumed to have been made at the price per share that approximates average market price. The treasury stock method for determining the amount of dilution of stock options is based on the concept that common shares which could have been purchased with the proceeds of the exercise of common stock options at market price are not actually outstanding common shares.

         Presented below is a summary of the components used to calculate basic and diluted earnings per share for the years ended December 31, 1999, 1998, and 1997.

                                                                        Year Ended December 31,
                                                              ----------------------------------------
                                                                 1999           1998           1997
                                                              ----------     ----------     ----------
            Net income                                        $1,620,536     $1,099,501     $  803,851
                                                              ==========     ==========     ==========

            Weighted average common shares outstanding         1,945,154      1,948,000      1,347,882
            Net effect of the assumed exercise of stock
               options based on the treasury stock method
               using average market price for the year        $   43,148     $   46,647     $   17,715
                                                              ----------     ----------     ----------

            Total weighted average common shares and
               common stock equivalents outstanding            1,988,302      1,994,647      1,365,597
                                                              ==========     ==========     ==========

            Diluted earnings per share                        $     0.82     $     0.55     $     0.59
                                                              ==========     ==========     ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 13. COMMITMENTS AND CONTINGENT LIABILITIES

         In the normal course of business, the Company has entered into off-balance sheet financial instruments which are not reflected in the financial statements. These financial instruments include commitments to extend credit and standby letters of credit. Such financial instruments are included in the financial statements when funds are disbursed or the instruments become payable. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet.

         The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. A summary of the Company's commitments is as follows:


                                                      DECEMBER 31,
                                              ---------------------------
                                                 1999             1998
                                              -----------     -----------

            Commitments to extend credit      $13,380,341     $ 9,888,349
            Construction loan commitments      16,595,545      17,805,276
            Standby letters of credit             551,747         912,131
            Credit card commitments             3,710,887       3,055,255
                                              -----------     -----------
                                              $34,238,520     $31,661,011
                                              ===========     ===========

         Commitments to extend credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The credit risk involved in issuing these financial instruments is essentially the same as that involved in extending loans to customers. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include real estate and improvements, marketable securities, accounts receivable, inventory, equipment, and personal property.

         Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral held varies as specified above and is required in instances which the Company deems necessary.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 13. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

         Credit card commitments are unsecured.

         In the normal course of business, the Company may be involved in various legal proceedings. In the opinion of management of the Company, there were no such proceedings pending or threatened at December 31, 1999.


NOTE 14. CONCENTRATIONS OF CREDIT

         The Company originates primarily commercial, residential, and consumer loans to customers in Cobb, Paulding, Fulton, and Douglas counties. The ability of the majority of the Company's customers to honor their contractual loan obligations is dependent on the economy in the metro Atlanta area.

         Sixty-three percent of the Company's loan portfolio is concentrated in loans secured by real estate, of which thirty-seven percent consists of construction loans. A substantial portion of these loans are in the Company's primary market area. Accordingly, the ultimate collectibility of the loan portfolio is susceptible to changes in market conditions in the Company's primary market area. The other significant concentrations, including a twenty-one percent concentration in commercial loans, are set forth in Note 3.

         The Company is not allowed, by regulation, to extend credit to any single borrower or group of related borrowers in excess of 15% if unsecured, and 25% if fully secured, of statutory capital, or approximately $1,660,000 and $2,770,000, respectively.


NOTE 15. REGULATORY MATTERS

         The Bank is subject to certain restrictions on the amount of dividends that may be declared without prior regulatory approval. At December 31, 1999, approximately $810,000 of retained earnings were available for dividend declaration without regulatory approval.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 15. REGULATORY MATTERS (CONTINUED)

         The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of the assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Company and Bank capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

         Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios of Total and Tier 1 capital to risk-weighted assets and of Tier 1 capital to average assets. Management believes, as of December 31, 1999, the Company and the Bank meet all capital adequacy requirements to which they are subject.

         As of December 31, 1999, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed the Bank's category.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 15. REGULATORY MATTERS (CONTINUED)

         The Company and Bank's actual capital amounts and ratios are presented in the following table.

                                                                                                                to be Well
                                                                                 for Capital                Capitalized Under
                                                                                   Adequacy                 Prompt Corrective
                                                     Actual                       Purposes                  Action Provisions
                                            -----------------------        ---------------------        -----------------------
                                              Amount          Ratio          Amount        Ratio          Amount          Ratio
                                            ---------        ------        --------        -----        ---------        ------
                                                                            Dollars in Thousands
                                            -----------------------------------------------------------------------------------
AS OF DECEMBER 31, 1999:
TOTAL CAPITAL TO RISK WEIGHTED ASSETS:
     CONSOLIDATED                           $  15,087        13.37%        $  9,029        8.00%        $     N/A          N/A
     BANK                                   $  14,581        12.92%        $  9,027        8.00%        $  11,284        10.00%
TIER 1 CAPITAL TO RISK WEIGHTED ASSETS:
     CONSOLIDATED                           $  13,962        12.37%        $  4,515        4.00%        $     N/A          N/A
     BANK                                   $  13,456        11.93%        $  4,513        4.00%        $   6,770         6.00%
TIER 1 CAPITAL TO AVERAGE ASSETS:
     CONSOLIDATED                           $  13,962         9.34%        $  5,977        4.00%        $     N/A          N/A
     BANK                                   $  13,456         9.03%        $  5,961        4.00%        $   7,451         5.00%


As of December 31, 1998:
Total Capital to Risk Weighted Assets:
     Consolidated                           $  13,513        13.77%        $  7,853        8.00%        $     N/A          N/A
     Bank                                   $  13,016        13.27%        $  7,845        8.00%        $   9,806        10.00%
Tier 1 Capital to Risk Weighted Assets:
     Consolidated                           $  12,634        12.87%        $  3,927        4.00%        $     N/A         N/A
     Bank                                   $  12,138        12.38%        $  3,923        4.00%        $   5,884         6.00%
Tier 1 Capital to Average Assets:
     Consolidated                           $  12,634         9.62%        $  5,254        4.00%        $     N/A          N/A
     Bank                                   $  12,138         9.28%        $  5,234        4.00%        $   6,543         5.00%

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



--------------------------------------------------------------------------------



NOTE 16. FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using discounted cash flow models. Those models are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. The use of different methodologies may have a material effect on the estimated fair value amounts. Also, the fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999 and 1998. Such amounts have not been revalued for purposes of these financial statements since that date and, therefore, current estimates of fair value may differ significantly from the amounts presented herein.

         CASH, DUE FROM BANKS, AND FEDERAL FUNDS SOLD:

           The carrying amounts of cash, due from banks, and Federal funds sold approximate their fair value.

         SECURITIES:

           Fair values for securities are based on available quoted market prices. The carrying values of equity securities with no readily determinable fair value approximate fair values.

         LOANS:

           For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. For other loans, the fair values are estimated using discounted cash flow models, using current market interest rates offered for loans with similar terms to borrowers of similar credit quality. Fair values for impaired loans are estimated using discounted cash flow models or based on the fair value of the underlying collateral.

         DEPOSITS:

           The carrying amounts of demand deposits, savings deposits, and variable-rate certificates of deposit approximate their fair values. Fair values for fixed-rate certificates of deposit are estimated using discounted cash flow models, using current market interest rates offered on certificates with similar remaining maturities.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 16. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                  OTHER BORROWINGS:

                     The fair values of the Company's other borrowings are estimated using discounted cash flow models based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

                  ACCRUED INTEREST:

                     The carrying amounts of accrued interest approximate their fair values.

                  REDEEMABLE COMMON STOCK:

                     The fair values of the Company's redeemable common stock approximates the recorded amounts.

                  OFF-BALANCE SHEET INSTRUMENTS:

                     Fair values of the Company's off-balance sheet financial instruments are based on fees charged to enter into similar agreements. However, commitments to extend credit, standby letters of credit, and credit cards do not represent a significant value to the Company until such commitments are funded. The Company has determined that these instruments do not have a distinguishable fair value and no fair value has been assigned.

                     The  carrying   value  and  estimated  fair  value  of  the
                     Company's financial instruments were as follows:

                                                                 December 31, 1999                      December 31, 1998
                                                         ----------------------------------    ------------------------------------
                                                            Carrying              Fair              Carrying              Fair
                                                             Amount              Value               Amount               Value
                                                         ----------------   ---------------    --------------    ------------------
                      Financial assets:
                         Cash, due from banks,
                            and Federal funds sold        $   9,639,144        $  9,639,144        $  5,780,320        $  5,780,320
                         Securities                          26,060,235          25,003,118          26,193,286          25,272,136
                         Loans                              100,450,539         100,799,326          86,903,731          86,710,000
                         Accrued interest                       929,867             929,867             933,187             933,187
                         receivable
                      Financial liabilities:
                         Deposits                           123,422,137         122,816,249         109,786,275         110,781,000
                         Other borrowings                     6,707,143           6,452,980           3,350,000           3,432,000
                         Accrued interest payable             1,087,610           1,087,610           1,164,765           1,164,765

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 17. BUSINESS COMBINATION


         On March 3, 2000, the Company entered into a definitive agreement with United Community Bank, Inc. ("United") of Blairsville, Georgia. Under this agreement, the Company will merge with and into United Community. Upon consummation of the merger, each share of Company stock will be converted into and exchanged for the right to receive .4211 share of United common stock. Consummation is subject to certain conditions, including regulatory and stockholder approval and will be accounted for as a pooling of interests.


         Also, on March 3, 2000, United entered into a definitive agreement to acquire North Point Bancshares, Inc. ("North Point"), a $107 million one-bank holding company for Dawson County Bank, located in Dawsonville, Georgia for approximately 958,000 shares of its common stock.

         The following unaudited pro forma data summarizes operating data as if the combinations had been consummated on January 1, 1997:

                                                                              as of and for the Year Ended
                                                                          (In Thousands, Except Share Amounts)
                                                               ------------------------------------------------------------
                                                                      1999                  1998                  1997
                                                               -----------------    -------------------    ----------------
                     Total assets                              $      2,383,486     $        1,812,585     $     1,410,071
                     Stockholders' equity                               118,887                115,415              99,571
                     Net income                                          16,692                 15,510              13,197
                     Basic income per share                                1.70                   1.59                1.41
                     Diluted income per share                              1.67                   1.56                1.40


NOTE 18. SUPPLEMENTAL FINANCIAL DATA

         Components of other operating expenses in excess of 1% of total revenue are as follows:

                                                                    December 31,
                                                   -------------------------------------------
                                                      1999             1998            1997
                                                   -----------      -----------     ----------
                      Data processing                $195,045        $175,335        $152,294
                      Director fees                   112,000         112,000          90,000
                      Stationery and supplies         149,344         125,823         114,379

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------




NOTE 19. PARENT COMPANY FINANCIAL INFORMATION

         The following information presents the condensed balance sheets, statements of income and cash flows of Independent Bancshares, Inc. as of December 31, 1999 and 1998 and for the years ending December 31, 1999, 1998 and 1997.

                                         CONDENSED BALANCE SHEETS
                                                                                                           1999             1998
                                                                                                      -----------        ---------
          ASSETS
             Cash                                                                                     $    498,730      $   467,016
             Investment in subsidiary                                                                   13,116,646       12,234,296
             Other assets                                                                                    6,980           38,507
                                                                                                        -----------      ---------


                        TOTAL ASSETS                                                                  $ 13,622,356      $12,739,819
                                                                                                       ===========       ==========


          Stockholders' equity                                                                        $ 13,622,356      $12,739,819
                                                                                                       ===========       ==========

                                           CONDENSED STATEMENTS OF INCOME
                                                                                       1999                1998             1997
                                                                                 ------------         -----------        ---------
          INCOME
             Interest                                                            $     20,975         $    24,564        $   5,578
             Dividends from subsidiary                                                292,223             194,823          100,801
                                                                                 ------------         -----------        ---------
                       TOTAL INCOME                                                   313,198             219,387          106,379
                                                                                 ------------         -----------        ---------
          EXPENSE
             Interest                                                                    --                  --             12,542
             Other                                                                     21,697              14,609            8,413
                                                                                 ------------         -----------        ---------

                        TOTAL EXPENSE                                                  21,697              14,609           20,955
                                                                                 ------------         -----------        ---------


                        Income before income taxes (benefits) and
                         equity in undistributed income of
                         subsidiary                                                   291,501             204,778           85,424

          INCOME TAXES (BENEFITS)                                                      (1,005)              3,300           (5,228)
                                                                                 ------------         -----------        ---------

                                  Income before equity in undistributed
                                     income of subsidiary                             292,506             201,478           90,652

                    Equity in undistributed income of subsidiary                    1,328,030             898,023          713,199
                                                                                 ------------         -----------        ---------

                                  NET INCOME                                     $  1,620,536         $ 1,099,501        $ 803,851
                                                                                 ============         ===========        =========

                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



-------------------------------------------------------------------------------



NOTE 19. PARENT COMPANY FINANCIAL INFORMATION (CONTINUED)

                                                      CONDENSED STATEMENTS OF CASH FLOWS
                                                                                   1999              1998             1997
                                                                                -----------      -----------      -----------
          OPERATING ACTIVITIES
             Net income                                                         $ 1,620,536      $ 1,099,501      $   803,851
             Adjustments to reconcile net income to net
                cash provided by operating activities:
                Amortization                                                          4,653            4,653            4,653
                Undistributed income of subsidiary                               (1,328,030)        (898,023)        (713,199)
                Other operating activities                                           26,875            5,099          (11,947)
                                                                                -----------      -----------      -----------

                        NET CASH PROVIDED BY OPERATING ACTIVITIES                   324,034          211,230           83,358
                                                                                -----------      -----------      -----------

          INVESTING ACTIVITIES
             Purchases of securities available-for-sale                                --               --            (25,055)
             Investment in subsidiary                                                  --               --         (4,500,000)
                                                                                -----------      -----------      -----------

                        NET CASH USED IN INVESTING ACTIVITIES                          --               --         (4,525,055)
                                                                                -----------      -----------      -----------

          FINANCING ACTIVITIES
             Net decrease in other borrowings                                          --               --            (21,450)
             Dividends paid                                                        (292,224)        (194,823)         (66,986)
             Net proceeds from issuance of stock                                       --             25,530        4,958,184
             Purchase of treasury stock                                                 (96)         (81,827)        (289,827)
             Sale of treasury stock                                                    --             49,630          318,880
                                                                                -----------      -----------      -----------

                        NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        (292,320)        (201,490)       4,898,801
                                                                                -----------      -----------      -----------
          Net increase in cash                                                       31,714            9,740          457,104

          Cash at beginning of year                                                 467,016          457,276              172
                                                                                -----------      -----------      -----------

          Cash at end of year                                                   $   498,730      $   467,016      $   457,276
                                                                                ===========      ===========      ===========

 INDEPENDENT BANCSHARES, INC.  AND SUBSIDIARY
 UNAUDITED  CONSOLIDATED BALANCE SHEET
 (IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                            MARCH 31,         DECEMBER 31,
                                                                              2000               1999
------------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                              $         5,168               4,639
   Federal funds sold                                                            16,676               5,000
------------------------------------------------------------------------------------------------------------
       Cash and cash equivalents                                                 21,844               9,639

   Securities held to maturity (estimated fair value of $5,802 and $6,169)        6,704               7,226
   Securities available for sale                                                 23,394              18,834
   Loans, net of unearned income                                                101,294             101,576
        Less: Allowance for loan losses                                          (1,166)             (1,125)
------------------------------------------------------------------------------------------------------------
             Loans, net                                                         100,128             100,451

   Premises and equipment, net                                                    5,486               5,543
   Other assets                                                                   3,528               3,409
------------------------------------------------------------------------------------------------------------

            Total assets                                                $       161,084             145,102
============================================================================================================



 LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
        Demand                                                          $        20,160              16,614
        Interest bearing demand                                                  51,783              38,333
        Savings                                                                   5,381               5,169
         Time                                                                    64,117              63,306
------------------------------------------------------------------------------------------------------------
              Total deposits                                                    141,441             123,422

    Accrued expenses and other liabilities                                        1,630               1,351
    Federal Home Loan Bank advances                                               4,471               6,707
------------------------------------------------------------------------------------------------------------
         Total liabilities                                                      147,542             131,480

Commitments and contingent liabilities:
     Redeemable common stock held by KSOP (44,432 shares outstanding)               577                 577

 Stockholders' equity:
      Common stock ($1 par value; 5,000,000 shares authorized; 1,948,148          1,948               1,948
             shares issued and outstanding)
     Captial surplus                                                              8,615               8,614
     Retained earnings                                                            2,888               2,822
     Accumulated other comprehensive income                                        (486)               (339)
------------------------------------------------------------------------------------------------------------
         Total stockholders' equity                                              12,965              13,045
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
         Total liabilities and stockholders' equity                     $       161,084             145,102
============================================================================================================


Outstanding common shares                                                     1,948,148           1,948,148
Book value per common share                                             $          6.66                6.70



See notes to unaudited consolidated financial statements.

 INDEPENDENT BANCSHARES, INC.  AND SUBSIDIARY
 Unaudited Consolidated Statements of Income
 (in thousands except, except per share data)

                                                                            For the Three Months
                                                                              ENDED MARCH 31,
                                                                         2000                1999
                                                                -----------------------------------------
 Interest income:
     Interest and fees on loans                                  $            2,533                2,215
     Interest on federal funds sold                                             156                   57
     Interest on investment securities:
          Tax exempt                                                             13                    3
           Taxable                                                              402                  335
---------------------------------------------------------------------------------------------------------
              Total interest income                                           3,104                2,610
---------------------------------------------------------------------------------------------------------

 INTEREST EXPENSE:
     Interest on deposits:
           Demand                                                               359                  341
           Savings                                                               26                   36
           Time                                                                 913                  703
     Federal funds purchased and FHLB advances                                   93                   75
---------------------------------------------------------------------------------------------------------
          Total interest expense                                              1,391                1,155
---------------------------------------------------------------------------------------------------------
          Net interest income                                                 1,713                1,455
 Provision for loan losses                                                       45                   76
---------------------------------------------------------------------------------------------------------
          Net interest income after provision for loan losses                 1,668                1,379
---------------------------------------------------------------------------------------------------------

 NONINTEREST INCOME:
     Service charges and fees                                                   111                  100
     Other loan fee income                                                       44                    -
     Mortgage banking revenue                                                    25                   96
     Other non-interest income                                                   43                   63
---------------------------------------------------------------------------------------------------------
          Total noninterest income                                              223                  259
---------------------------------------------------------------------------------------------------------

 NONINTEREST EXPENSE:
     Salaries and employee benefits                                             628                  697
     Occupancy                                                                  219                  177
     Other noninterest expense                                                  343                  279
---------------------------------------------------------------------------------------------------------
          Total noninterest expense                                           1,190                1,153
---------------------------------------------------------------------------------------------------------
     Income before income taxes                                                 701                  485
 Income taxes                                                                   246                  175
---------------------------------------------------------------------------------------------------------
         NET INCOME                                              $              455                  310
---------------------------------------------------------------------------------------------------------

   Basic earnings per share                                      $             0.23                 0.16
   Diluted earnings per share                                    $             0.22                 0.16

   Average shares outstanding                                                 1,948                1,948
   Diluted average shares outstanding                                         2,023                1,985


See notes to unaudited consolidated financial statements.

 INDEPENDENT BANCSHARES, INC.  AND SUBSIDIARY
 UNAUDITED STATEMENT OF EARNINGS PER SHARE
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         For the Three Months
                                                                           Ended March 31,
                                                                         2000             1999
----------------------------------------------------------------------------------------------------

Basic earnings per share:
   Weighted average shares outstanding                                         1,948          1,948
   Net income                                                                    455            310
   Basic earnings per share                                                     0.23           0.16


Diluted earnings per share:
     Neteffect of the assumed  exercise of stock  options  based on the treasury stock method using average
        market price for the period                                               78             37


    Total weighted average shares and common
        stock equivalents outstanding                                          2,026          1,985


    Net income, as reported                                                      455            310

    Diluted earnings per share                                                  0.22           0.16

 UNITED COMMUNITY BANKS, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)
(IN THOUSANDS)

                                                                                              FOR THE THREE MONTHS
                                                                                                 ENDED MARCH 31
                                                                                          -------------   -------------
                                                                                              2000            1999
                                                                                          -------------   -------------
 Net income                                                                             $          455             310

 Other comprehensive income (loss), before tax:
     Unrealized holding gains (losses) on investment
            securities available for sale                                                         (219)            (78)
     Less reclassification adjustment for gains on investment
             securities available for sale                                                           -               -
                                                                                          -------------   -------------
     Total other comprehensive income (loss), before tax                                          (219)            (78)
                                                                                          -------------   -------------


 INCOME TAX EXPENSE (BENEFIT) RELATED TO OTHER
     COMPREHENSIVE INCOME
     Unrealized holding gains (losses) on investment securities                                    (72)            (26)
     Less reclassification adjustment for gains on investment
         securities available for sale                                                               -               -
                                                                                          -------------   -------------
     Total income tax expense (benefit) related to other
        comprehensive income (loss)                                                                (72)            (26)
                                                                                          -------------   -------------
     Total other comprehensive income (loss), net of tax                                          (147)            (52)
                                                                                          -------------   -------------
         Total comprehensive income                                                     $          308             258
                                                                                          =============   =============


See notes to unaudited consolidated financial statements.

 INDEPENDENT BANCSHARES, INC.  AND SUBSIDIARY
 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                                 FOR THE THREE MONTHS ENDED
                                                                                        MARCH 31
                                                                                   2000            1999
                                                                                ----------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                    $     455             310
  Adjustments to reconcile net income to net cash
    provided (used) by operating activities:
      Depreciation, amortization and accretion                                        112              94
      Provision for loan losses                                                        45              76
      Loss (gain) on sale of investment securities                                     --              --
      Change in assets and liabilities:
          Interest receivable                                                         (72)             10
          Other assets                                                                (47)            (89)
          Accrued expenses and other liabilities                                      350            (486)
                                                                                 --------------------------
              NET CASH PROVIDED BY OPERATING ACTIVITIES                               843             (85)
                                                                                 --------------------------

CASHFLOWS FROM INVESTING ACTIVITIES, NET OF PURCHASE ACQUISITIONS:
  Proceeds from maturities and calls of securities held to maturity                   534              88
  Purchases of securities held to maturity                                             (2)             (3)
  Proceeds from sales of securities available for sale                                 --              --
  Proceeds from maturities and calls of securities available for sale                 176           2,779
  Purchases of securities available for sale                                       (4,967)         (2,992)
  Net increase in loans                                                               282          (3,785)
  Purchase of bank premises and equipment                                             (54)            (42)
                                                                                 --------------------------
              NET CASH USED IN INVESTING ACTIVITIES                                (4,031)         (3,955)
                                                                                 --------------------------

CASHFLOWS FROM FINANCING ACTIVITIES, NET OF PURCHASE ACQUISITIONS:
 Net change in demand and savings deposits                                         17,208           5,185
 Net change in time deposits                                                          811          (1,985)
 Net change in FHLB advances                                                       (2,236)          1,864
 Dividends paid                                                                      (390)           (292)
                                                                                 --------------------------
              NET CASH PROVIDED BY FINANCING ACTIVITIES                            15,393           4,772
                                                                                 --------------------------


Net change in cash and cash equivalents                                            12,205             732
Cash and cash equivalents at beginning of period                                    9,639           5,780
                                                                                 --------------------------

Cash and cash equivalents at end of period                                        $21,844           6,512
                                                                                 ===========================

 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
       Interest                                                                 $   1,174           1,155
       Income Taxes                                                             $      16              13


NOTES TO UNAUDITED  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



NOTE 1 - BASIS OF PRESENTATION

         The unaudited pro forma condensed combined financial information has been prepared assuming that the Merger will be accounted for under the pooling of interests accounting method and is based on the historical consolidated financial statements of United Community Banks, Inc. ("United") and Independent Bancshares, Inc. ("Independent").

NOTE 2 - SHAREHOLDERS' EQUITY

         In the Merger, United will exchange 0.4211 of a share of United common stock for each share of Independent common stock. Independent had 1,948,148 shares of common stock outstanding at March 31, 2000, which will be exchanged for approximately 820,365 shares of United common stock. In addition, the 119,283 outstanding options to purchase Independent common stock will be converted into 50,230 options to purchase United common stock.

NOTE 3 - Merger Related Charges

         In connection with the Merger, United and Independent expect to incur pre-tax merger related charges of approximately $2.3 million. These are expected to include approximately $1,040,000 of occupancy related expenses (equipment write-offs and contract terminations), $920,000 of losses incurred to liquidate certain investment securities, $170,000 of merger-related professional fees (investment banking, legal and accounting), $100,000 of compensation expense and $200,000 of other merger expenses.

         These amounts and the related tax effects have not been reflected in the unaudited pro forma consolidated financial information because they are will not have a material impact on the shareholders' equity of the combined company and are not expected to have a continuing impact on the operations of the combined company.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors and Stockholders
United Community Banks, Inc.
Blairsville, Georgia

We have audited the consolidated balance sheets of United Community Banks, Inc. and subsidiaries as of December 31, 1999 and 1998 and the related statements of income, comprehensive income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of United Community Banks, Inc. and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.



                                      \s\ PORTER KEADLE MOORE, LLP



Atlanta, Georgia
February 25, 2000, except for note 20
   as to which the date is March 3, 2000

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                     Assets
                                     ------
                                                                                           1999                    1998
                                                                                           ----                    ----
                                                                                                  (IN THOUSANDS)
  Cash and due from banks, including reserve requirements
     of $25,890 and $18,205                                                           $    89,231                  51,102
  Federal funds sold                                                                       23,380                  13,010
                                                                                        ---------               ---------
     Cash and cash equivalents                                                            112,611                  64,112
                                                                                        ---------               ---------
  Securities held to maturity (estimated fair value of $60,018)                              -                     58,306
  Securities available for sale                                                           534,503                 333,787
  Mortgage loans held for sale                                                              6,326                   8,129

  Loans                                                                                 1,400,360               1,061,166
     Less allowance for loan losses                                                        17,722                  12,680
                                                                                        ---------               ---------
     Loans, net                                                                         1,382,638               1,048,486
                                                                                        ---------               ---------
  Premises and equipment, net                                                              47,365                  41,247
  Accrued interest receivable                                                              17,861                  14,019
  Other assets                                                                             30,136                  23,313
                                                                                        ---------               ---------
         Total assets                                                                 $ 2,131,440               1,591,399
                                                                                        =========               =========
                      Liabilities and Stockholders' Equity
                      ------------------------------------
  Liabilities:
     Deposits:
       Demand                                                                         $   192,006                 152,201
       Interest-bearing demand                                                            328,815                 295,549
       Savings                                                                             73,953                  65,323
       Time                                                                             1,054,618                 725,250
                                                                                        ---------               ---------
         Total deposits                                                                 1,649,392               1,238,323
                                                                                        ---------               ---------
     Accrued expenses and other liabilities                                                24,378                  20,089
     Federal funds purchased and repurchase agreements                                     31,812                  26,520
     Federal Home Loan Bank advances                                                      287,572                 186,854
     Long-term debt and other borrowings                                                   17,516                   1,277
     Convertible subordinated debentures                                                    3,500                   3,500
     Guaranteed preferred beneficial interests in company's junior
       subordinated debentures (Trust Preferred Securities)                                21,000                  21,000
                                                                                        ---------               ---------
         Total liabilities                                                              2,035,170               1,497,563
                                                                                        ---------               ---------
  Commitments
  Stockholders' equity:
     Preferred stock                                                                           -                       -
     Common stock, $1 par value; 10,000,000 shares authorized;
       8,034,268 and 8,003,722 shares issued and outstanding                                8,034                   8,004
     Capital surplus                                                                       30,310                  29,999
     Retained earnings                                                                     66,606                  54,500
     Accumulated other comprehensive income (loss)                                         (8,680)                  1,333
                                                                                        ---------               ---------
         Total stockholders' equity                                                        96,270                  93,836
                                                                                        ---------               ---------
         Total liabilities and stockholders' equity                                   $ 2,131,440               1,591,399
                                                                                        =========               =========

  See accompanying notes to consolidated financial statements.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                  1999              1998              1997
                                                                  ----              ----              ----
                                                                    (IN THOUSANDS EXCEPT PER SHARE DATA)
Interest income:
  Interest and fees on loans                                  $   119,542            99,057           80,537
  Interest on federal funds sold                                    1,050             1,645            1,723
  Interest on investment securities:
    Taxable                                                        25,285            12,260            9,609
    Tax exempt                                                      3,863             3,252            2,319
                                                                ---------         ---------        ---------
  Total interest income                                           149,740           116,214           94,188
                                                                ---------         ---------        ---------

Interest expense:
  Interest on deposits:
    Demand                                                         12,236            10,200            7,230
    Savings                                                         2,008             1,520            1,238
    Time                                                           48,415            41,423           36,309
                                                                ---------         ---------        ---------
                                                                   62,659            53,143           44,777
  Other borrowings                                                 19,107             6,861            3,693
                                                                ---------         ---------        ---------

  Total interest expense                                           81,766            60,004           48,470
                                                                ---------         ---------        ---------

  Net interest income                                              67,974            56,210           45,718
Provision for loan losses                                           5,104             2,612            2,814
                                                                ---------         ---------        ---------
  Net interest income after provision for loan losses              62,870            53,598           42,904
                                                                ---------         ---------        ---------

Non-interest income:
  Service charges and fees                                          5,161             4,227            3,681
  Securities gain, net                                                543               804              737
  Mortgage loan and other related fees                              1,638             1,822            1,157
  Other non-interest income                                         3,494             2,276            1,625
                                                                ---------         ---------        ---------
  Total non-interest income                                        10,836             9,129            7,200
                                                                ---------         ---------        ---------

Non-interest expense:
  Salaries and employee benefits                                   30,366            24,560           18,914
  Occupancy                                                         9,582             7,057            4,980
  Other non-interest expense                                       14,217            12,347           10,169
                                                                ---------         ---------        ---------
  Total non-interest expense                                       54,165            43,964           34,063
                                                                ---------         ---------        ---------
  Income before income taxes                                       19,541            18,763           16,041
Income taxes                                                        5,893             5,990            4,987
                                                                ---------         ---------        ---------
  Net income                                                  $    13,648            12,773           11,054
                                                                =========         =========        =========
Basic income per share                                        $      1.70              1.60             1.42
                                                                =========         =========        =========
Diluted income per share                                      $      1.66              1.57             1.40
                                                                =========         =========        =========

 See accompanying notes to consolidated financial statements.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                           1999                1998              1997
                                                                           ----                ----              ----
                                                                                        (IN THOUSANDS)
Net income                                                               $ 13,648             12,773            11,054
                                                                           ------             ------            ------
Other comprehensive income:
   Unrealized holding gains (losses) on investment securities
     available for sale                                                   (15,608)             1,581             2,272
   Less reclassification adjustment for gains on
     sales of investment securities available for sale                        543                804               737
                                                                           ------             ------            ------
       Total other comprehensive income (loss), before income taxes       (16,151)               777             1,535
                                                                           ------             ------            ------


Income tax expense (benefit) related to other comprehensive
   income:
   Unrealized holding gains (losses) on investment securities
     available for sale                                                    (5,932)               601               864
   Less reclassification adjustment for gains (losses) on
     sales of investment securities available for sale                        206                306               280
                                                                           ------             ------            ------
       Total income tax expense (benefit) related to other
         comprehensive income                                              (6,138)               295               584
                                                                           ------             ------            ------
       Total other comprehensive income (loss), net of tax                (10,013)               482               951
                                                                          -------             ------            ------
       Total comprehensive income                                        $  3,635             13,255            12,005
                                                                          =======             ======            ======

See accompanying notes to consolidated financial statements.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                                                              Accumulated
                                                              Common Stock                                      Other
                                                              ------------          Capital      Retained    Comprehensive
                                                          Shares        Amount      Surplus      Earnings    Income/(Loss)    Total
                                                          ------        ------      -------      --------    -------------    -----
                                                                     (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

Balance, December 31, 1996, as previously reported      7,084,621     $  7,085      18,516        32,162          (88)       57,675
Adjustment in connection with pooling of interests        508,393          509       3,733           452          (12)        4,682
                                                        ---------       ------      ------        ------       ------        ------
Balance, December 31, 1996, as restated                 7,593,014        7,594      22,249        32,614         (100)       62,357
Change in unrealized gain on securities
   available for sale, net of tax                               -            -           -             -          951           951
Cash dividends declared, ($.10 per share)                    -            -           -             (759)           -          (759)
Net income                                                   -            -           -           11,054            -        11,054
Proceeds from common stock offering,
   net of offering cost                                   300,000          300       6,177          -               -         6,477
Proceeds from resale of treasury stock
   of pooled entity                                           484         -              6          -               -             6
                                                        ---------     ---------     ------        ------       ------        ------
Balance, December 31, 1997                              7,893,498        7,894      28,432        42,909          851        80,086
Change in unrealized gain on securities
   available for sale, net of tax                            -            -           -             -             482           482
Cash dividends declared, ($.15 per share)                    -            -           -           (1,182)           -        (1,182)
Net income                                                   -            -           -           12,773            -        12,773
Proceeds from common stock offering,
   net of offering costs                                  101,724          102       1,458             -            -         1,560
Proceeds from exercise of stock options                     8,500            8         109             -            -           117
                                                        ---------      -------      ------        ------       ------        ------
Balance, December 31, 1998                              8,003,722        8,004      29,999        54,500        1,333        93,836
Change in unrealized gain (loss) on securities
   available for sale, net of tax                               -            -           -             -      (10,013)      (10,013)
Cash dividends declared, ($.20 per share)                       -            -           -        (1,542)           -        (1,542)
Net income                                                      -            -           -        13,648            -        13,648
Proceeds from exercise of stock options,
   including disqualified disposition tax benefit          30,546           30         311             -            -           341
                                                        ---------      -------      ------        ------       ------        ------
Balance, December 31, 1999                              8,034,268     $  8,034      30,310        66,606       (8,680)       96,270
                                                        =========      =======      ======        ======       ======        ======



See accompanying notes to consolidated financial statements.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                                        1999             1998            1997
                                                                                        ----             ----            ----
                                                                                                    (IN THOUSANDS)
Cash flows from operating activities:
   Net income                                                                    $    13,648            12,773          11,054
   Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation, amortization and accretion                                          5,135             3,027           2,542
     Provision for loan losses                                                         5,104             2,612           2,814
     Deferred income tax benefit                                                      (1,616)             (766)           (404)
     Gain on sale of securities available for sale                                      (543)             (810)           (737)
     Change in assets and liabilities, net of effects of purchase acquisitions:
       Other assets and accrued interest receivable                                   (4,859)             (411)         (4,470)
       Accrued expenses and other liabilities                                           6,292          (10,561)            725
       Mortgage loans held for sale                                                     1,803           (4,167)          2,765
                                                                                      -------          -------         -------
Net cash provided by operating activities                                              24,964            1,697          14,289
                                                                                      -------           -------        -------
Cash flows from investing activities, net of effects of purchase acquisitions:
   Cash acquired from (paid for) acquisitions and branch purchases                     (2,757)          20,282               -
   Proceeds from maturities and calls of securities held to maturity                        -           25,439          18,009
   Purchases of securities held to maturity                                                 -          (14,087)        (10,564)
   Proceeds from sales of securities available for sale                                 8,131           44,193          36,683
   Proceeds from maturities and calls of securities available for sale                 91,280           68,363          22,470
   Purchases of securities available for sale                                        (241,019)        (268,590)       (121,996)
   Net increase in loans                                                             (325,833)        (186,254)       (210,706)
   Purchases of premises and equipment                                                 (8,318)         (14,842)         (9,875)
   Purchases of life insurance contracts                                                    -           (8,117)              -
   Transaction costs associated with Trust Preferred Securities                             -             (959)              -
                                                                                      -------          -------         -------
Net cash used in investing activities                                                (478,516)        (334,572)       (275,979)
                                                                                      -------          -------         -------
Cash flows from financing activities, net of effects of purchase acquisitions:
   Net change in demand and savings deposits                                           64,998          119,487          67,709
   Net change in time deposits                                                        316,005           61,683         156,897
   Net change in federal funds purchased and repurchase agreements                      5,292           (6,901)         33,421
   Proceeds from notes payable and other borrowings                                    16,239                -           4,747
   Proceeds from FHLB advances                                                        201,625          221,249          16,636
   Proceeds from Trust Preferred Securities                                                 -           21,000               -
   Repayments of notes payable                                                              -          (12,792)         (1,131)
   Repayments of FHLB advances                                                       (100,907)         (78,715)         (7,389)
   Proceeds from exercise of stock options                                                216              117               -
   Proceeds from sale of common stock                                                       -            1,560           6,477
   Proceeds from resale of treasury stock of pooled entity                                  -                -               6
   Cash paid for dividends                                                             (1,417)          (1,089)           (825)
                                                                                      -------          -------         -------
Net cash provided by financing activities                                             502,051          325,599         276,548
                                                                                      -------          -------         -------
Net change in cash and cash equivalents                                                48,499           (7,276)         14,858
Cash and cash equivalents at beginning of period                                       64,112           71,388          56,530
                                                                                      -------          -------         -------
Cash and cash equivalents at end of period                                        $   112,611           64,112          71,388
                                                                                      =======         ========         =======



See accompanying notes to consolidated financial statements.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting principles followed by United Community Banks, Inc. ("United") and its subsidiaries and the methods of applying these principles conform with generally accepted accounting principles and with general practices within the banking industry. The following is a description of the more significant of those policies.

ORGANIZATION AND BASIS OF PRESENTATION
--------------------------------------

United is an eight-bank holding company whose business is conducted by its wholly-owned bank subsidiaries. United is subject to regulation under the Bank Holding Company Act of 1956. The consolidated financial statements include the accounts of United Community Banks, Inc. and its wholly-owned commercial bank subsidiaries, United Community Bank, Blairsville, Georgia ("UCB"), Carolina Community Bank, Murphy, North Carolina ("Carolina"), Peoples Bank of Fannin County, Blue Ridge, Georgia ("Peoples"), Towns County Bank, Hiawassee, Georgia ("Towns"), White County Bank, Cleveland, Georgia ("White"), First Clayton Bank and Trust, Clayton, Georgia ("Clayton"), Bank of Adairsville, Adairsville, Georgia ("Adairsville"), 1st Floyd Bank, Rome, Georgia ("Floyd") (collectively, the "Banks") and United Family Finance Company, Inc. ("Finance"), a finance company subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain items in prior years' financial statements have been reclassified to conform to the current financial statement presentations.

The Banks are commercial banks that serve markets throughout North Georgia and Western North Carolina and provide a full range of customary banking services. The Banks are insured and subject to the regulation of the Federal Deposit Insurance Corporation ("FDIC").

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with these valuations, management obtains independent appraisals for significant properties.

A substantial portion of United's loans are secured by real estate located in North Georgia and Western North Carolina. Accordingly, the ultimate collectibility of a substantial portion of United's loan portfolio is susceptible to changes in the real estate market conditions of this market area.

INVESTMENT SECURITIES
---------------------

United classifies its securities in one of three categories: held to maturity, available for sale, or trading. Trading securities are bought and held principally for the purpose of selling them in the near term. United does not have investments classified in the trading category. Held to maturity securities are those securities for which United has the ability and intent to hold until maturity. All other securities are classified as available for sale.

Available for sale securities are recorded at fair value. Held to maturity securities are recorded at cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses, net of the related tax effect, on securities available for sale are excluded from income and are reported as a separate component of stockholders' equity until realized. Transfers of securities between categories are recorded at fair value at the date of transfer. Unrealized holding gains or losses associated with transfers of securities from held to maturity to available for sale are recorded as a separate component of stockholders' equity. The unrealized holding gains or losses included in the separate component of stockholders' equity for securities transferred from available for sale to held to maturity are maintained and amortized into income over the remaining life of the security as an adjustment to the yield in a manner consistent with the amortization or accretion of premium or discount on the associated security.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,  continued

INVESTMENT SECURITIES,  continued
---------------------
A decline in the market value of any available for sale or held to maturity investment below cost that is deemed other than temporary is charged to income and establishes a new cost basis for the security.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to the yield. Realized gains and losses for securities classified as available for sale and held to maturity are included in income and are derived using the specific identification method for determining the cost of securities sold.

MORTGAGE LOANS HELD FOR SALE
----------------------------
Mortgage loans held for sale are carried at the lower of aggregate cost or market value. The amount by which cost exceeds market value is accounted for as a valuation allowance. Changes in the valuation allowance are included in the determination of net income of the period in which the change occurs. No market valuation allowances were required at December 31, 1999 or 1998.

LOANS AND ALLOWANCE FOR LOAN LOSSES
-----------------------------------
All loans are stated at principal amount outstanding. Interest on loans is primarily calculated by using the simple interest method on daily balances of the principal amount outstanding.

Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrower's financial condition is such that collection of interest is doubtful. When a loan is placed on nonaccrual status, previously accrued and uncollected interest is charged to interest income on loans. Generally, payments on nonaccrual loans are applied to principal.

A loan is impaired when, based on current information and events, it is probable that all amounts due, according to the contractual terms of the loan, will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate, or at the loan's observable market price, or the fair value of the collateral if the loan is collateral dependent. Interest income on impaired loans is recognized using the cash-basis method of accounting during the time within the period in which the loans were impaired. The Banks had no material amounts of impaired loans at December 31, 1999 or 1998.

The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance represents an amount, which, in management's judgment, will be adequate to absorb probable losses on existing loans that may become uncollectible.

Management's judgment in determining the adequacy of the allowance is based on evaluations of the collectibility of loans. These evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, current economic conditions that may affect the borrower's ability to pay, overall portfolio quality, and review of specific problem loans. In determining the adequacy of the allowance for loan losses, management uses a loan grading system that rates loans in ten different categories. Grades seven through ten are assigned allocations of loss based on the standard regulatory loss percentages set forth in the FDIC Interagency Policy Statement on the Allowance for Loan and Lease Losses issued in 1993. Loans graded one through six are allocated loss ranges based on historical loss experience for the previous five years. The combination of these results are compared quarterly to the recorded allowance for loan losses and material deficiencies are adjusted by increasing the provision for loan losses. Management has a devoted internal loan review department that is independent of the lending function to challenge and corroborate the loan grading system and provide additional analysis in determining the adequacy of the allowance for loan losses and the future provisions for estimated loan losses.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,  continued

LOANS AND ALLOWANCE FOR LOAN LOSSES,  continued
-----------------------------------
Management believes the allowance for loan losses is adequate. While management uses available information to recognize losses on loans, future additions to the allowance may be necessary based on changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review United's allowance for loan losses. Such agencies may require United to recognize additions to the allowance based on their judgments of information available to them at the time of their examination.

PREMISES AND EQUIPMENT
----------------------
Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the related assets. Costs incurred for maintenance and repairs are expensed currently. The range of estimated useful lives for buildings and improvements is 15 to 40 years, and for furniture and equipment, 3 to 10 years.

GOODWILL AND DEPOSIT-BASED INTANGIBLES
--------------------------------------
Goodwill, arising from the excess cost over the fair value of net assets acquired of purchased bank subsidiaries, is amortized on a straight-line basis over periods not exceeding 25 years. Deposit assumption premiums paid in connection with branch bank purchases are being amortized over 15 years, the estimated life of the deposit base acquired. On an ongoing basis, management reviews the valuation and amortization periods of goodwill and the deposit assumption premiums to determine if events and circumstances require the remaining lives to be reduced.

MORTGAGE SERVICING RIGHTS
-------------------------
United's mortgage banking division accounts for mortgage servicing rights as a separate asset regardless of whether the servicing rights are acquired through purchase or origination. United's mortgage servicing rights represent the unamortized cost of purchased and originated contractual rights to service mortgages for others in exchange for a servicing fee and ancillary loan administration income. Mortgage servicing rights are amortized over the period of estimated net servicing income and are periodically adjusted for actual and anticipated prepayments of the underlying mortgage loans. Impairment analysis is performed quarterly after stratifying the rights by interest rate. Impairment, defined as the excess of the asset's carrying value over its current fair value, is recognized through a valuation allowance. At December 31, 1999 and 1998, no valuation allowances were required for United's mortgage servicing rights.

United recognized approximately $15,000 in servicing assets during 1997, and recognized amortization expense relating to servicing assets of approximately $315,000, $387,000, and $144,000 during 1999, 1998 and 1997, respectively.

Income Taxes Deferred tax assets and liabilities are recorded for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax benefits, such as net operating loss carryforwards, are recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the assets and liabilities are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period that includes the enactment date.

In the event the future tax consequences of differences between the financial reporting bases and the tax bases of United's assets and liabilities results in deferred tax assets, an evaluation of the probability of being able to realize the future benefits indicated by such asset is required. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized. In assessing the realizability of the deferred tax assets, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income and tax planning strategies.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS,  continued


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
---------------------------------------------
Effective  January 1, 1999,  United  adopted  Statement of Financial  Accounting
Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), which establishes accounting and reporting standards for hedging activities and for derivative instruments including derivative instruments embedded in other contracts. It requires the fair value recognition of derivatives as assets or liabilities in the financial statements. The accounting for the changes in the fair value of a derivative depends on the intended use of the derivative instrument at inception. The change in fair value of instruments used as fair value hedges is accounted for in the income of the period simultaneous with accounting for the fair value change of the item being hedged. The change in fair value of the effective portion of cash flow hedges is accounted for in comprehensive income rather than income, and the change in fair value of foreign currency hedges is accounted for in comprehensive income as part of the translation adjustment. The change in fair value of derivative instruments that are not intended as a hedge is accounted for in the income of the period of the change. At the date of initial application, an entity may transfer any held to maturity security into the available for sale or trading categories without calling into question the entity's intent to hold other securities to maturity in the future. In 1999, the Banks transferred all held to maturity investment securities to available for sale under this provision of SFAS No. 133. The held to maturity securities had amortized cost of $58.3 million and net unrealized gains of $1.8 million. The result of the transfer was to increase stockholders' equity by $1.1 million, which represented the net of tax effect of the unrealized gains associated with the held to maturity investments transferred.

OTHER
-----
Property (other than cash deposits) held by the Banks in a fiduciary or agency capacity for customers is not included in the consolidated balance sheets since such items are not assets of the Banks.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS,  continued


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

INCOME PER SHARE
----------------
United is required to report on the face of the statements of income, income per common share with and without the dilutive effects of potential common stock issuances from instruments such as options, convertible securities and warrants. Basic income per common share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted income per common share. Additionally, United must reconcile the amounts used in the computation of both basic income per share and diluted income per share. Income per common share amounts for the years ended December 31, 1999, 1998 and 1997 are as follows (dollars and shares in thousands, except for per share data):

                FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        Weighted
                                                                     Average Common
                                                   Net Income            Shares             Per Share
                                                   (Numerator)        (Denominator)          Amount
                                                   -----------        -------------          ------

Basic income per share                            $  13,648             8,020              $   1.70
                                                                                               ====

Effect of dilutive securities:
 Stock options                                            -               156
 Convertible debentures                                 191               140
                                                     ------             -----

Diluted income per share                          $  13,839             8,316              $   1.66
                                                     ======             =====                  ====


                FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                        Weighted
                                                                     Average Common
                                                    Net Income           Shares             Per Share
                                                    (Numerator)       (Denominator)          Amount
                                                    -----------       -------------          ------

Basic income per share                            $  12,773             7,973              $   1.60
                                                                                               ====

Effect of dilutive securities:
 Stock options                                            -               133
 Convertible debentures                                 187               140
                                                     ------             -----

Diluted income per share                          $  12,960             8,246              $  1.57
                                                     ======             =====                 ====

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued


      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

      INCOME PER SHARE, continued
      ----------------
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                             Weighted
                                                                          Average Common
                                                        Net Income            Shares             Per Share
                                                        (Numerator)        (Denominator)          Amount
                                                        -----------        -------------          ------
      Basic income per share                           $    11,054              7,810             $ 1.42
                                                                                                    ====

      Effect of dilutive securities:
       Stock options                                             -                 81
       Convertible debentures                                  189                140
                                                            ------              -----

      Diluted income per share                         $    11,243              8,031             $ 1.40
                                                            ======              =====               ====

 (1)  MERGERS AND ACQUISITIONS
      Effective August 27, 1999, the Company acquired, for 632,890 shares of its $1 par value common stock and approximately $8,700 paid for fractional shares, all of the outstanding common stock of 1st Floyd Bankshares, Inc., a $115 million one-bank holding company, located in Rome, Georgia. The acquisition was accounted for as a pooling of interests and accordingly, the consolidated financial statements for all periods presented have been restated to include the financial position and results of operations as if the combination had occurred on January 1, 1997.

      The following is a reconciliation of the amounts of net interest income and net earnings previously reported with the restated amounts (in thousands):

                                                              1999               1998             1997
                                                              ----               ----             ----
      Net interest income:
         The Company, as previously reported
           in 1998 and 1997                                 $  63,298            52,499           43,232

         Floyd                                                  4,676             3,711            2,486
                                                               ------           -------           ------

         As restated                                        $  67,974            56,210           45,718
                                                               ======            ======           ======

      Net income:
         The Company, as previously reported
           in 1998 and 1997                                 $  13,231            12,152           10,735

         Floyd                                                    417               621              319
                                                               ------           -------          -------

         As restated                                        $  13,648            12,773           11,054
                                                               ======            ======           ======

      United recorded merger, integration and restructuring charges of $1.8 million during 1999 associated with the acquisition of 1st Floyd
      Bankshares, Inc. The components of the charges are shown below (in thousands):

         Severance and related costs                          $   692
         Premises and equipment write-downs                       424
         Professional fees                                        522
         Other merger-related expenses                            207
                                                                -----
         Total                                                $ 1,845
                                                                =====

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(1)   MERGERS AND ACQUISITIONS, continued
      The following table presents a summary of activity with respect to the merger-related accrual (in thousands):

                  Balance at beginning of year                    $         -
                  Merger-related charge                                 1,845
                  Cash payments                                          (956)
                  Noncash write-downs                                    (434)
                                                                      -------
                  Balance at end of year                          $       455
                                                                      =======



      On March 15, 1999, United acquired all the outstanding common stock of Adairsville Bancshares, Inc., the parent company of Bank of Adairsville, Adairsville, Georgia, for $7.1 million plus certain acquisition costs. United accounted for this transaction using the purchase method, and accordingly, the original purchase price was allocated to assets and liabilities acquired based upon their fair values at the date of acquisition. The excess of the purchase price over the fair value of the net assets acquired (goodwill) was approximately $2.9 million and is being amortized over 15 years using the straight-line method.

      On January 30, 1998, Peoples assumed deposits of $23.4 million and purchased certain assets totaling $3.7 million of a branch in Ellijay, Georgia.

      Effective September 12, 1997, United acquired, for 646,257 shares of its $1 par value common stock and approximately $7,000 paid for fractional shares, all of the outstanding common stock of First Clayton Bancshares, Inc., a $73 million one-bank holding company, located in Clayton, Georgia. The acquisition was accounted for as a pooling of interests.

(2)   CASH FLOWS
      United paid approximately $78 million, $59 million and $47 million in interest on deposits and other liabilities during 1999, 1998 and 1997, respectively. In connection with United's 1999 acquisition of Adairsville, assets having a fair value of $36 million were acquired and liabilities totaling $32 million were assumed.

                                                                                    For the Years Ended December 31,
                                                                                    --------------------------------
                                                                                    1999           1998            1997
                                                                                    ----           ----            ----
       Schedule of noncash investing and financing activities (in thousands):
         Change in unrealized gains (losses) on securities available for sale,
           net of tax                                                           $ (10,013)           482            951
         Change in dividends payable                                            $     125             93            (66)
         Deposit liabilities assumed in branch acquisition                      $       -         23,399              -
         Assets acquired in branch acquisition, other than cash and
           cash equivalents                                                     $       -          3,246              -
         Investment securities purchase obligations                             $  14,500         10,645              -
         Transfer of securities held to maturity to available for sale          $  58,306              -              -
         Income tax benefit of disqualified disposition of shares under option  $     125              -              -


                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(3)    INVESTMENT SECURITIES
       Investment securities at December 31, 1999 and 1998, are as follows (in thousands):

                                                                        December 31, 1999
                                                                        -----------------
                                                                      Gross           Gross        Estimated
                                                     Amortized      Unrealized     Unrealized        Fair
      SECURITIES AVAILABLE FOR SALE:                   Cost           Gains          Losses         Value
                                                       ----           ------         -------        -----
           U.S. Treasuries                         $   32,674               28           302         32,400
           U.S. Government agencies                   105,219                2         2,491        102,730
           State and political subdivisions            81,116              253         2,545         78,824
           Mortgage-backed securities                 305,951              449         8,468        297,932
           Other                                       23,403                -           786         22,617
                                                      -------              ---        ------        -------
              Total                                $  548,363              732        14,592        534,503
                                                      =======              ===        ======        =======

                                                                        December 31, 1998
                                                                        -----------------
                                                                      Gross           Gross        Estimated
                                                     Amortized      Unrealized     Unrealized        Fair
      SECURITIES AVAILABLE FOR SALE:                   Cost           Gains          Losses         Value
                                                       ----           ------         -------        -----

           U.S. Treasuries                         $   32,090              990             -         33,080
           U.S. Government agencies                    46,421              492             9         46,904
           State and political subdivisions            22,305              369            64         22,610
           Mortgage-backed securities                 220,171              945           480        220,636
           Other                                       10,615                1            59         10,557
                                                      -------            -----           ---        -------
              Total                                $  331,602            2,797           612        333,787
                                                      =======            =====           ===        =======

       SECURITIES HELD TO MATURITY:

           U.S. Government agencies                $    1,885                9             5          1,889
           State and political subdivisions            53,386            1,691            33         55,044
           Mortgage-backed securities                   2,122               55             5          2,172
           Other                                          913                -             -            913
                                                      -------            -----           ---         ------
              Total                                $   58,306            1,755            43         60,018
                                                       ======            =====            ==         ======

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTs, continued

(3)  INVESTMENT SECURITIES, continued
     The amortized cost and estimated fair value of the securities portfolio at December 31, 1999, by contractual maturity, is presented in the following table. Expected maturities may differ from contractual maturities because borrowers have the right to call or prepay obligations with or without call or prepayment penalties.


                                                        Securities Available
                                                             for Sale
                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                     ----             ----------
     U.S. Treasuries:
       Within 1 year                               $   9,246               9,252
       1 to 5 years                                   23,428              23,148
                                                      ------              ------
                                                   $  32,674              32,400
                                                      ======              ======

     U.S. Government agencies:
       Within 1 year                               $   4,450               4,405
       1 to 5 years                                   63,670              61,903
       5 to 10 years                                  33,611              33,202
       More than 10 years                              3,488               3,220
                                                     -------             -------
                                                   $ 105,219             102,730
                                                     =======             =======

     State and political subdivisions:
       Within 1 year                               $   5,322               5,324
       1 to 5 years                                   32,469              32,280
       5 to 10 years                                  25,420              24,749
       More than 10 years                             17,905              16,471
                                                     -------             -------
                                                   $  81,116              78,824
                                                     =======             =======

     Other:
       More than 10 years                          $  23,403              22,617
                                                     =======             =======

     Total securities other than mortgage-backed
       securities:
       Within 1 year                               $  19,018              18,981
       1 to 5 years                                  119,567             117,331
       5 to 10 years                                  59,031              57,951
       More than 10 years                             44,796              42,308
       Mortgage-backed securities                    305,951             297,932
                                                     -------             -------
                                                   $ 548,363             534,503
                                                     =======             =======


     There were no sales of securities held to maturity during 1999, 1998 and 1997. Proceeds from sales of securities available for sale during 1999, 1998 and 1997 were $8 million, $44 million and $37 million, respectively. Gross gains of $646,000, $807,000 and $767,000 for 1999, 1998 and 1997,
     respectively, along with gross losses of $103,000, $3,000 and $30,000 for 1999, 1998 and 1997, respectively, were realized on those sales. Income tax expense recognized on these gains and losses was $206,000, $306,000 and $280,000 in 1999, 1998 and 1997, respectively.

     Securities with a carrying value of $141 million and $102 million at December 31, 1999 and 1998, respectively, were pledged to secure public deposits and Federal Home Loan Bank advances.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


(4)    LOANS AND ALLOWANCE FOR LOAN LOSSES
      Major classifications of loans at December 31, 1999 and 1998, are summarized as follows (in thousands):

                                                                   1999           1998
                                                                   ----           ----
           Commercial, financial and agricultural            $    121,325         109,647
           Real estate - construction                             161,020         121,900
           Real estate - mortgage                                 971,543         694,561
           Consumer                                               146,472         135,058
                                                               ----------      ----------
           Total loans                                          1,400,360       1,061,166
           Less allowance for loan losses                          17,722          12,680
                                                              -----------     -----------
           Loans, net                                        $  1,382,638       1,048,486
                                                                =========       =========


      The Banks grant loans and extensions of credit to individuals and a variety of firms and corporations located primarily in counties in North Georgia and Western North Carolina. Although the Banks have diversified loan portfolios, a substantial portion of the loan portfolios is collateralized by improved and unimproved real estate and is dependent upon the real estate market.

      During 1999 and 1998, certain executive officers and directors of United and its Banks, including their immediate families and companies with which they are associated, maintained a variety of banking relationships with the Banks. Total loans outstanding to these persons at December 31, 1999 and 1998 amounted to $39,559,000 and $22,755,000, respectively. The change from December 31, 1998 to December 31, 1999 reflects payments amounting to $25,188,000 and advances of $41,992,000. Such loans are made in the ordinary course of business at normal credit terms, including interest rate and collateral requirements, and do not represent more than normal credit risk.

      Changes in the allowance for loan losses are summarized as follows (in thousands):

                                                                         1999          1998         1997
                                                                         ----          ----         ----
          Balance at beginning of year                               $   12,680       10,989        8,536
          Allowance for loan losses acquired from Adairsville             1,822            -            -
          Provisions charged to income                                    5,104        2,612        2,814
          Loans charged off                                              (2,854)      (1,463)        (830)
          Recoveries of loans previously charged off                        970          542          469
                                                                       --------     --------     --------
          Balance at end of year                                     $   17,722       12,680       10,989
                                                                         ======       ======       ======


      United serviced approximately $55.0 million and $73.6 million of mortgage loans for others at December 31, 1999 and 1998, respectively.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(5)    PREMISES AND EQUIPMENT

       Premises and equipment at December 31, 1999 and 1998, are summarized as follows (in thousands):

                                                       1999            1998
                                                       ----            ----
          Land and land improvements                $ 10,662           8,187
          Building and improvements                   25,217          19,074
          Furniture and equipment                     25,449          20,714
          Construction in progress                     2,881           5,907
                                                      ------          ------
                                                      64,209          53,882
          Less accumulated depreciation               16,844          12,635
                                                      ------          ------
                                                    $ 47,365          41,247
                                                      ======          ======

      Depreciation expense was approximately $4.2 million, $2.8 million and $2.2 million in 1999, 1998 and 1997, respectively.

(6)   TIME DEPOSITS
      The aggregate amount of time deposit accounts with a minimum denomination of $100,000 was approximately $312,000,000 and $219,968,000 at December
      31, 1999 and 1998, respectively.

      At December 31, 1999, contractual maturities of time deposits are summarized as follows (in thousands):

                  Maturing In:
                  -----------

                  2000                                         $     829,681
                  2001                                               186,062
                  2002                                                28,983
                  2003                                                 7,990
                  2004                                                 1,512
                  Thereafter                                             390
                                                                   ---------
                                                               $   1,054,618
                                                                   =========

(7)   Federal Home Loan Bank Advances
      The Banks have advances from the Federal Home Loan Bank ("FHLB") with monthly interest payments and principal payments due at various maturity dates and interest rates ranging from 4.35% to 7.81% at December 31, 1999. The FHLB advances are collateralized by first mortgage loans, mortgage-backed securities and FHLB stock.

      Advances from FHLB outstanding at December 31, 1999 mature as follows (in thousands):

                  Year
                  ----

                  2000                                         $      80,682
                  2001                                                10,308
                  2002                                                56,433
                  2003                                                37,469
                  2004                                                39,255
                  Thereafter                                          63,425
                                                                     -------
                                                               $     287,572
                                                                     =======

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(8)   LONG-TERM DEBT AND OTHER BORROWINGS
      Long-term debt and other borrowings at December 31, 1999 and 1998 consisted of the following (in thousands):

                                                                                               1999       1998
                                                                                               ----       ----
      Note payable, due at maturity with monthly interest payments through March
         2001,  secured by common  stock of the Bank  Subsidiaries.  Interest is variable  based on the  prime  rate  less  1.25%.  The  loan  agreement contains  covenants and  restrictions  pertaining to the maintenance of certain financial  ratios,  limitations on the incurrence of additional debt, and the  declaration of dividends or other capital  transactions.
         As of December 31, 1999,  the Company had  violated  certain  financial
         covenants; however, the Company has obtained a waiver of these violations.      $    15,365          -

      Commercial paper of Finance, due at maturity during 2000 and unsecured.
         Interest is from 6.50% to 7.00% and is payable monthly.                               2,151      1,277
                                                                                             -------      -----
                                                                                         $    17,516      1,277
                                                                                              ======      =====

(9)   CONVERTIBLE SUBORDINATED DEBENTURES
      On December 31, 1996, United completed a private placement of convertible subordinated debentures due December 31, 2006 (the "Debentures"). The Debentures bear interest at the rate of one quarter of one percentage point over the prime rate per annum, payable in quarterly installments. The Debentures may be redeemed, in whole or in part at the option of United upon at least 20 days and not more than 60 days notice, at a redemption price equal to 100% of the principal amount of the Debentures to be redeemed plus interest accrued and unpaid as of the date of redemption. The holders of the Debentures not called for redemption will have the right, exercisable at any time up to December 31, 2006, to convert such Debenture at the principal amount thereof into shares of common stock of United at the conversion price of $25 per share, subject to adjustment for stock splits and stock dividends.

      Certain directors and executive officers of United held convertible debentures totaling $2,800,000 at December 31, 1999 and 1998.

(10)  TRUST PREFERRED SECURITIES
      In July, 1998, United formed a wholly owned Delaware statutory business trust, United Community Capital Trust ("United Trust"), which issued $21 million of guaranteed preferred beneficial interests in United's junior subordinated deferrable interest debentures that qualify as Tier 1 capital under Federal Reserve Board guidelines. All of the common securities of United Trust are owned by United. The proceeds from the issuance of the Common Securities and the Trust Preferred Securities were used by United Trust to purchase $21.7 million of junior subordinated debentures of United which carry a fixed interest rate of 8.125 percent. The proceeds received by United from the sale of the junior subordinated debentures were used to prepay line of credit borrowings of approximately $11.8 million and for further investments in the Banks. The debentures represent the sole asset of United Trust. The debentures and related income statement effects are eliminated in United's financial statements.

      The Trust Preferred Securities accrue and pay distributions semiannually at a fixed rate of 8.125 percent per annum of the stated liquidation value of $1,000 per capital security. United has entered into contractual arrangements which, taken collectively, fully and unconditionally guarantee payment of: (i) accrued and unpaid distributions required to be paid on the Trust Preferred Securities; (ii) the redemption price with respect to any Trust Preferred Securities called for redemption by United Trust, and (iii) payments due upon a voluntary or involuntary dissolution, winding up or liquidation of United Trust.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(10)  TRUST PREFERRED SECURITIES, continued
      The Trust Preferred Securities are mandatorily redeemable upon maturity of the debentures on July 15, 2028, or upon earlier redemption as provided in the indenture. United has the right to redeem the debentures purchased by United Trust: (i) in whole or in part, on or after July 15, 2008, and (ii) in whole (but not in part) at any time within 90 days following the occurrence and during the continuation of a tax event, investment company event or capital treatment time (as defined in the offering circular). As specified in the indenture, if the debentures are redeemed prior to maturity, the redemption price will be the principal amount, any accrued but unpaid interest, plus a premium ranging from 4.06 percent in 2008 to
      0.41 percent in 2017.

(11)  INCOME TAXES
      During  1999,   1998  and  1997,   United  made  income  tax  payments  of
      approximately $6.9 million, $6.3 million and $5.8 million, respectively.

      The components of income tax expense for the years ended December 31, 1999, 1998 and 1997 are as follows (in thousands):

                                                  1999         1998       1997
                                                  ----         ----       ----
           Current                              $ 7,509        6,756      5,391
           Deferred (reduction)                  (1,616)        (766)      (404)
                                                  -----        -----      -----
                                                $ 5,893        5,990      4,987
                                                  =====        =====      =====

      The differences between the provision for income taxes and the amount computed by applying the statutory federal income tax rate (34 percent) to income before income taxes are as follows (in thousands):

                                                  1999         1998        1997
                                                  ----         ----        ----
           Pretax income at statutory rates     $ 6,644        6,379      5,454
           Add (deduct):
             Tax-exempt interest income          (1,360)      (1,158)      (878)
             Nondeductible interest expense         256          224        147
             Other                                  353          545        264
                                                  -----        -----      -----
                                                $ 5,893        5,990      4,987
                                                  =====        =====      =====

      The following summarizes the sources and expected tax consequences of future taxable deductions (income) which comprise the net deferred tax asset at December 31, 1999 and 1998 (in thousands):

                                                                           1999           1998
                                                                           ----           ----
           Deferred tax assets:
             Allowance for loan losses                                 $    6,823         4,848
             Net operating loss and credit carryforwards                      561             -
             Unrealized loss of securities available for sale               5,099             -
             Other                                                            253           122
                                                                           ------         -----
               Gross deferred tax assets                                   12,736         4,970
                                                                           ------         -----
           Deferred tax liabilities:
             Premises and equipment                                        (1,983)       (1,567)
             Unrealized gain on securities available for sale                   -          (879)
             Other                                                           (216)         (423)
                                                                           ------         -----
               Gross deferred tax liabilities                              (2,199)       (2,869)
                                                                           ------         -----
               Net deferred tax asset                                  $   10,537         2,101
                                                                           ======         =====

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED


(12)   EMPLOYEE BENEFIT PLANS
      United has contributory employee benefit plans covering substantially all employees, subject to certain minimum service requirements. United's contribution to the plans is determined annually by the Board of Directors and amounted to approximately $1,215,000, $1,025,000 and $803,000 in 1999,
      1998, and 1997, respectively. The companies acquired in 1999 sponsored certain defined contribution employee benefit plans that have been or will be merged into the existing plan of United. Under these plans, the acquired companies recognized expenses of approximately $113,000, $77,000 and $25,000 in 1999, 1998 and 1997, respectively.

      During 1998, United initiated a defined post-retirement benefit plan to provide retirement benefits to certain executive officers and other key employees and to provide death benefits for their designated beneficiaries. Under this plan, United purchased split-dollar whole life insurance contracts on the lives of each participant. At December 31, 1999 and 1998, the cash surrender value of the insurance contracts was approximately $8.6 million and $8.1 million, respectively. Expenses incurred for benefits were approximately $204,000 during 1999. No expenses were incurred for benefits during 1998.

(13)   REGULATORY MATTERS
      United and the Banks are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, action by regulators that, if undertaken, could have a direct material effect on the Banks' financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Banks must meet specific capital guidelines that involve quantitative measures of the Banks' assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Banks' capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings, and other factors.

      Quantitative measures established by regulation to ensure capital adequacy require the Banks to maintain minimum amounts and ratios of total and Tier 1 capital (as defined) to risk-weighted assets (as defined), and of Tier 1 capital (as defined) to average assets (as defined). Management believes, as of December 31, 1999, that the Banks meet all capital adequacy requirements to which they are subject.

      Minimum ratios required by the Banks to ensure capital adequacy are 8% for total capital to risk weighted assets and 4% each for Tier 1 capital to risk weighted assets and Tier 1 capital to average assets. Minimum ratios required by the Banks to be well capitalized under prompt corrective action provisions are 10% for total capital to risk weighted assets, 6% for Tier 1 capital to risk weighted assets and 5% for Tier 1 capital to average assets. Minimum amounts required for capital adequacy purposes and to be well capitalized under prompt corrective action provisions are presented below for United and its most significant subsidiaries (in thousands). Prompt corrective action provisions do not apply to bank holding companies.

                                          Minimum                    Minimum                    Minimum
                                     Total Risk Based          Tier 1 Risk Based            Tier 1 Leverage
                                     ----------------          ------------------           ---------------
                                                 Prompt                     Prompt                      Prompt
                                   Capital     Corrective     Capital     Corrective     Capital      Corrective
                    1999           Adequacy      Action      Adequacy       Action       Adequacy       Action
                    ----           --------      ------      --------       ------       --------       ------
        Consolidated              $ 110,443          N/A       55,221           N/A        75,471           N/A
        UCB                          31,744       39,680       15,872        23,808        24,370        30,463
        Carolina                     30,176       37,720       15,088        22,632        22,933        28,666

                    1998
        Consolidated              $  88,550          N/A       44,275           N/A        59,805           N/A
        UCB                          27,819       34,774       13,910        20,864        18,811        23,514
        Carolina                     22,814       28,517       11,407        17,110        16,965        21,207


                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued


(13)  REGULATORY MATTERS, continued
      Actual capital amounts and ratios for United and its most significant Banks as of December 31, 1999 and 1998, are as follows (in thousands):

                                                 Actual                     Actual                      Actual
                                            Total Risk Based          Tier 1 Risk Based            Tier 1 Leverage
                                            -----------------         ------------------           ---------------
                                           Actual                    Actual                      Actual
                    1999                   Amount        Ratio       Amount        Ratio         Amount        Ratio
                    ----                   ------        -----       ------        -----         ------        -----
          Consolidated               $    137,298        9.95%      116,536        8.44%        116,536        5.52%
          UCB                              43,825       11.05%       38,865        9.80%         38,865        6.38%
          Carolina                         39,521       10.48%       34,991        9.28%         34,991        6.10%

                    1998
          Consolidated                $   122,468       11.06%      106,269        9.60%        106,269        7.11%
          UCB                              39,272       11.29%       35,209       10.13%         35,209        7.49%
          Carolina                         30,374       10.65%       26,808        9.40%         26,808        6.32%

      As of December 31, 1999 and 1998, the most recent notification from the FDIC categorized each of the Banks as well capitalized under the regulatory framework for prompt corrective action.

(14)  COMMITMENTS
      The Banks are parties to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers. These financial instruments include commitments to extend credit, letters of credit and financial guarantees. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. The contract amounts of these instruments reflect the extent of involvement the Banks have in particular classes of financial instruments.

      The exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, letters of credit and financial guarantees written is represented by the contractual amount of these instruments. The Banks use the same credit policies in making commitments and conditional obligations as for on-balance-sheet instruments. In most cases, collateral or other security is required to support financial instruments with credit risk.

      The following table summarizes, as of December 31, 1999 and 1998, the contract amount of off-balance sheet instruments (in thousands):

                                                                                          1999           1998
                                                                                          ----           ----
           Financial instruments whose contract amounts represent credit risk:
              Commitments to extend credit                                            $ 212,099          136,281
              Standby letters of credit                                               $   6,523            8,698

      Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Banks evaluate each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary, upon extension of credit is based on management's credit evaluation. Collateral held varies, but may include unimproved and improved real estate, certificates of deposit, personal property or other acceptable collateral.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              Notes to Consolidated Financial Statements, continued

(14)  Commitments, continued
      Standby letters of credit and financial guarantees written are conditional commitments issued by the Banks to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to local businesses. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Banks hold real estate, certificates of deposit, equipment and automobiles as collateral supporting those commitments for which collateral is deemed necessary. The extent of collateral held for those commitments varies.

      United maintains an overall interest rate risk-management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate volatility. The goal is to manage interest rate sensitivity by modifying the repricing or maturity characteristics of certain balance sheet assets and liabilities so that the net interest margin is not, on a material basis, adversely affected by movements in interest rates. As a result of interest rate fluctuations, hedged assets and liabilities will appreciate or depreciate in market value. The effect of this unrealized appreciation or depreciation will generally be offset by income or loss on the derivative instruments that are linked to the hedged assets and liabilities. United views this strategy as a prudent management of interest rate sensitivity, such that earnings are not exposed to undue risk presented by changes in interest rates.

      Derivative instruments that are used as part of United's interest rate risk-management strategy include interest rate contracts (swaps and caps). As a matter of policy, United does not use highly leveraged derivative instruments for interest rate risk management. Interest rate swaps generally involve the exchange of fixed- and variable-rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate cap agreements provide for a variable cash flow if interest rates exceed the cap rate, based on a notional principal amount and maturity date.

      By using derivative instruments, United is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair-value gain in a derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes United, and, therefore, creates a repayment risk for United. When the fair value of a derivative contract is negative, United owes the counterparty and, therefore, it has no repayment risk. United minimizes the credit (or repayment) risk in derivative instruments by entering into transactions with high-quality counterparties that are reviewed periodically by United.

      United's derivative activities are monitored by its asset/liability management committee as part of that committee's oversight of United's asset/liability and treasury functions. United's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into the overall interest-rate risk management.

      As described more fully in the summary of significant accounting policies, United adopted SFAS No. 133 during 1999. All of United's derivative financial instruments are classified as highly effective fair value hedges. United enters into interest-rate swaps and caps to convert a portion of its fixed rate loans and a portion of its fixed-rate liabilities to variable.

      For the year ended December 31, 1999, there were no material amounts recognized which represented the ineffective portion of fair-value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued
 (15) PREFERRED STOCK
      United may issue preferred stock in one or more series as established by resolution of the Board of Directors, up to a maximum of 10,000,000 shares. Each resolution shall include the number of shares issued, preferences, special rights and limitations as determined by the Board of Directors. At December 31, 1999 and 1998, there were no preferred shares issued or outstanding.

(16)  STOCKHOLDERS' EQUITy
      Dividends paid by the Banks are the primary source of funds available to United for payment of dividends to its stockholders and other needs. Applicable federal and state statutes and regulations impose restrictions on the amount of dividends that may be declared by the Banks. At December 31, 1999, approximately $23 million of the Banks' net assets were available for payment of dividends without prior approval from the regulatory authorities. In addition to the formal statutes and regulations, regulatory authorities also consider the adequacy of each Bank's total capital in relation to its assets, deposits and other such items. Capital adequacy considerations could further limit the availability of dividends from the Banks.

      During 1997, United issued 300,000 shares of common stock for approximately $6,477,000, net of offering costs. The proceeds from this sale of stock were used to inject capital into the Banks and for general corporate purposes.

      During 1995, the Board of Directors adopted the Key Employee Stock Option Plan. Under this plan, options can be granted for shares of United's common stock at a price equal to the fair market value at the date of grant. At December 31, 1999, no shares were available for grant under this plan. Floyd also previously adopted a stock option plan for its key employees. This plan had provisions similar to United's plan. Holders of options under the Floyd plan were issued options in connection with the merger of United and Floyd at the exchange ratio of .8477 per option held. All option amounts detailed below have been restated to reflect the options outstanding under Floyd's plan.

      SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, entities to compute the fair value of options at the date of grant and to recognize such costs as compensation expense immediately if there is no vesting period or ratably over the vesting period of the options. United has chosen not to adopt the cost recognition principles of this statement and accounts for stock options under Accounting Principles Board Opinion No. 25 and its related interpretations. No compensation expense has been recognized in 1999, 1998 or 1997 related to the stock option plan. Had compensation cost been determined based upon the fair value of the options at the grant dates consistent with the method of SFAS No. 123, United's income and income per share would have been reduced to the pro forma amounts indicated below (in thousands, except per share data):

                                                                1999         1998          1997
                                                                ----         ----          ----
        Net income                       As reported        $   13,648       12,773       11,054
                                         Pro forma          $   13,277       12,562       10,798

        Basic income per share           As reported        $    1.70         1.60          1.42
                                         Pro forma          $    1.66         1.58          1.38

        Diluted income per share         As reported        $    1.66         1.57          1.40
                                         Pro forma          $    1.62         1.55          1.37

      The fair value of each option granted is estimated on the date of grant using the minimum value method with the following weighted average assumptions used for grants in 1999, 1998 and 1997: dividend yield of 1%, risk free interest rate of 6% and an expected life of 10 years.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(16)   STOCKHOLDERS' EQUITY, continued
     A summary of activity in United's stock option plan is presented below:

                                                                          Weighted
                                                                           Average               Range
                                                           Option       Option Price           of Price
                                                           Shares         Per Share            Per Share
                                                           ------         ---------            ---------
          Options outstanding at December 31, 1996         92,000      $    13.65        $   10.00 - 18.00
          Options granted in 1997                         146,671      $    17.77        $   11.80 - 22.51
                                                          -------
          Options outstanding at December 31, 1997        238,671      $    16.18        $   10.00 - 22.51
          Options granted in 1998                          63,477      $    28.08        $   15.34 - 32.50
          Options exercised in 1998                        (8,500)     $    13.95        $   10.00 - 22.00
          Options forfeited in 1998                        (3,500)     $    20.40        $   18.00 - 22.00
                                                          -------
          Options outstanding at December 31, 1998        290,148      $    18.80        $   10.00 - 32.50
          Options granted in 1999                          82,300      $    37.75        $   37.75 - 40.00
          Options exercised in 1999                       (30,546)     $    12.15        $   10.00 - 30.00
          Options forfeited in 1999                        (1,000)     $    26.80        $   22.00 - 30.00
                                                          -------
          Options outstanding at December 31, 1999        340,902      $    24.37        $   10.00 - 40.00
                                                          =======

      Options on 214,562, 124,404, and 102,104 shares were exercisable at December 31, 1999, 1998 and 1997, respectively. The weighted average grant-date fair value of options granted in 1999, 1998 and 1997 was $15.65, $9.65 and $5.90, respectively. Such options have a weighted average remaining contractual life of approximately 7 years as of December 31, 1999.

(17)  SUPPLEMENTAL FINANCIAL DATA
      Components of other non-interest expenses in excess of 1% of total interest and non-interest income for the years ended December 31, 1999, 1998 and 1997 included advertising expenses of $1,673,000, $1,484,000, and $1,566,000, respectively.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(18)   UNITED COMMUNITY BANKS, INC. (PARENT COMPANY ONLY) FINANCIAL INFORMATION

                                 BALANCE SHEETS

                           DECEMBER 31, 1999 AND 1998
                                                                                      1999         1998
                                                                                      ----         ----
                                                                                        (IN THOUSANDS)
                                     Assets
                                     ------

       Cash                                                                      $       247           424
       Investment in subsidiaries                                                    128,402       109,780
       Other assets                                                                   11,361         8,982
                                                                                     -------     ---------
                                                                                 $   140,010       119,186
                                                                                     =======       =======

                      Liabilities and Stockholders' Equity
                      ------------------------------------

       Other liabilities                                                         $     3,225           200
       Notes payable                                                                  15,365             -
       Convertible subordinated debentures                                             3,500         3,500
       Junior subordinated debentures                                                 21,650        21,650
       Stockholders' equity                                                           96,270        93,836
                                                                                     -------      --------
                                                                                 $   140,010       119,186
                                                                                     =======       =======

                              STATEMENTS OF INCOME

              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                                 1999            1998         1997
                                                                                 ----            ----         ----
                                                                                            (In Thousands)
       Income:
         Dividends from subsidiaries                                            $  4,000          3,927        1,210
         Other                                                                     4,955          2,868          730
                                                                                 -------        -------     --------
                  Total income                                                     8,955          6,795        1,940
                                                                                 -------        -------      -------

       Expenses:
         Interest                                                                  2,671          1,560        1,045
         Other                                                                    10,397          5,638        2,097
                                                                                  ------        -------      -------
                  Total expense                                                   13,068          7,198        3,142
                                                                                  ------        -------      -------

       Loss before income tax benefit and equity in undistributed
         income of subsidiaries                                                   (4,113)          (403)      (1,202)
       Income tax benefit                                                          2,684          1,410          823
                                                                                  ------        -------     --------
       Income (loss) before equity in undistributed income of subsidiaries        (1,429)         1,007         (379)

       Equity in undistributed income of subsidiaries                             15,077         11,766       11,433
                                                                                  ------         ------       ------
                  Net income                                                    $ 13,648         12,773       11,054
                                                                                  ======         ======       ======

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(18) UNITED COMMUNITY BANKS, INC. (PARENT COMPANY ONLY) FINANCIAL INFORMATION, continued

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                                      1999           1998          1997
                                                                                      ----           ----          ----
                                                                                                (IN THOUSANDS)
     Cash flows from operating activities:
       Net income                                                              $    13,648            12,773       11,054
       Adjustments to reconcile net income to net cash
         provided by (used in) operating activities:
           Equity in undistributed income of the subsidiaries                      (15,077)          (11,766)     (11,433)
           Depreciation, amortization and accretion                                    779               387          300
           Change in:
              Other assets                                                             503             1,600       (2,567)
              Other liabilities                                                      3,138              (736)         (27)
                                                                                   -------            ------       ------

                  Net cash provided by (used in) operating activities                2,991             2,258       (2,673)
                                                                                   -------            ------       ------

     Cash flows from investing activities:
       Purchase of premises and equipment                                             (737)           (2,173)      (1,273)
       Capital contributions to the subsidiaries                                    (9,300)           (7,899)      (5,250)
       Purchase of bank subsidiary                                                  (7,191)                -            -
       Purchase of investments                                                        (104)                -            -
                                                                                   -------            ------       ------

                  Net cash used in investing activities                            (17,332)          (10,072)      (6,523)
                                                                                   -------            ------       ------

     Cash flows from financing activities:
       Proceeds from junior subordinated debentures                                      -            21,650            -
       Proceeds from notes payable                                                  15,365                 -        3,400
       Repayments of notes payable                                                       -           (12,722)      (1,131)
       Proceeds from exercise of stock options                                         216               118            -
       Proceeds from sale of common stock                                                -                 -        6,477
  Purchase and retirement of treasury stock of pooled entity                             -                 -         (408)
       Proceeds from resale of treasury stock of pooled entity                           -                 -            6
       Dividends paid                                                               (1,417)           (1,089)        (825)
                                                                                   -------            ------       ------

                  Net cash provided by financing activities                         14,164             7,957        7,927
                                                                                   -------            ------       ------

                  Net change in cash                                                  (177)              143       (1,269)

     Cash at beginning of year                                                         424               281        1,550
                                                                                   -------            ------       ------

     Cash at end of year                                                       $       247               424          281
                                                                                  ========            ======       ======

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              Notes to Consolidated Financial Statements, continued

(19)  FAIR VALUE OF FINANCIAL INSTRUMENTS
      SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practicable to estimate that value. The assumptions used in the estimation of the fair value of United's financial instruments are detailed below. Where quoted prices are not available, fair values are based on estimates using discounted cash flows and other valuation techniques. The use of discounted cash flows can be significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The following disclosures should not be considered a surrogate of the liquidation value of United or its Banks, but rather a good-faith estimate of the increase or decrease in value of financial instruments held by United since purchase, origination, or issuance.

        Cash and Cash Equivalents
        -------------------------
        For cash, due from banks and federal funds sold the carrying amount is a reasonable estimate of fair value.

        Securities Held to Maturity and Securities Available for Sale
        -------------------------------------------------------------
        Fair values for investment securities are based on quoted market prices.

        Loans and Mortgage Loans Held for Sale
        --------------------------------------
        The fair value of fixed rate loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. For variable rate loans, the carrying amount is a reasonable estimate of fair value.

        Cash Surrender Value of Life Insurance
        --------------------------------------
        The carrying value of cash surrender value of life insurance is a reasonable estimate of fair value.

        Deposits
        --------
        The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed maturity certificates of deposit is estimated by discounting the future cash flows using the rates currently offered for deposits of similar remaining maturities.

        Federal Funds Purchased and Repurchase Agreements
        -------------------------------------------------
        The  carrying   amount  of   federal  funds   purchased  and  repurchase
        agreements is a reasonable estimate of fair value.

        Federal Home Loan Bank Advances
        -------------------------------
        The fair value of United's fixed rate borrowings are estimated using discounted cash flows, based on United's current incremental borrowing rates for similar types of borrowing arrangements. For variable rate borrowings the carrying amount is a reasonable estimate of fair value.

        Long-Term Debt and Convertible Subordinated Debentures
        ------------------------------------------------------
        Long-term debt and convertible subordinated debentures are made using variable rates; thus, the carrying amount is a reasonable estimate of fair value.

        Trust Preferred Securities
        --------------------------
        The fair value of United's trust preferred securities is estimated using discounted cash flows, based on United's current incremental borrowing rates for similar types of borrowing arrangements.

        Interest Rate Swaps, Floors and Caps
        ------------------------------------
        The fair value of interest rate swaps, floors and caps is obtained from dealer quotes. These values represent the estimated amount United would receive or pay to terminate the contracts or agreements, taking into account current interest rates and, when appropriate, the current creditworthiness of the counterparties.

        Commitments to Extend Credit, Standby Letters of Credit and Financial
        ---------------------------------------------------------------------
        Guarantees Written
        ------------------
        Because commitments to extend credit and standby letters of credit are made using variable rates or are commitments recently made, the contract value is a reasonable estimate of fair value.

                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

(19)   FAIR VALUE OF FINANCIAL INSTRUMENTS, continued
       Limitations
       -----------
       Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time United's entire holdings of a particular financial instrument. Because no market exists for a significant portion of United's financial instruments, fair value estimates are based on many judgments. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

       Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Significant assets and liabilities that are not considered financial instruments include the mortgage banking operation, brokerage network, deferred income taxes, premises and equipment and goodwill. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

       The carrying amount and estimated fair values of United's financial instruments at December 31, 1999 and 1998 are as follows (in thousands):

                                                                 December 31, 1999                 December 31, 1998
                                                                 ------------------                -----------------
                                                                 Carrying     Estimated           Carrying      Estimated
                                                                  Amount      Fair Value           Amount      Fair Value
                                                                  ------      ----------           ------      ----------
         Assets:
            Cash and cash equivalents                          $   112,611       112,611            64,112         64,112
            Securities held to maturity                                  -             -            58,306         60,018
            Securities available for sale                          534,503       534,503           333,787        333,787
            Mortgage loans held for sale                             6,326         6,326             8,129          8,129
            Loans, net                                           1,382,638     1,378,299         1,048,486      1,051,252
            Cash surrender value of life insurance                   8,550         8,550             8,130          8,130

         Liabilities:
            Deposits                                             1,649,392       1,648,947       1,238,323      1,240,000
            Federal funds purchased and
               repurchase agreements                                31,812          31,812          26,520         26,520
            Federal Home Loan Bank advances                        287,572         287,126         186,854        182,485
            Long-term debt and other borrowings                     17,516          17,516           1,277          1,277
            Convertible subordinated debentures                      3,500           3,500           3,500          3,500
            Trust Preferred Securities                              21,000          17,188          21,000         19,336

            Interest rate contracts                                    113             113               -              -
         Unrecognized financial instruments:
            Commitments to extend credit                           212,099         212,099         136,281        136,281
            Standby letters of credit                                6,523           6,523           8,698          8,698
            Interest rate contracts                            $         -               -             437            448


                  UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED



(20) SUBSEQUENT EVENTS

     On March 3, 2000, United entered into a definitive agreement to acquire North Point Bancshares, Inc. (North Point), a $107 million one-bank holding company for Dawson County Bank, located in Dawsonville, Georgia for approximately 958,000 shares of its common stock. Also on March 3, 2000, United entered into an agreement to acquire Independent Bancshares, Inc. (Independent), a $145 million one-bank holding company for Independent Bank & Trust, located in Powder Springs, Georgia for approximately 872,000 shares of its common stock. These agreements are subject to approval of applicable regulatory authorities and shareholders and will be accounted for as pooling of interests. As such, historical financial information presented in future reports will be restated to include North Point and Independent.

     The following unaudited pro forma data summarizes operating data as if the combinations had been consummated on January 1, 1997:

                                                              As of and for the year ended
                                                       (in thousands, except per share amounts)
                                                       1999             1998             1997
                                                       ----             ----             ----
   Total assets                                  $  2,383,486        1,812,585         1,410,071
   Stockholders' equity                          $    118,908          115,415            99,571
   Net income                                    $     16,692           15,510            13,197
   Basic income per share                        $      1.70              1.59              1.41
   Diluted income per share                      $      1.67              1.56              1.40

UNITED COMMUNITY BANKS, INC.  AND  SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
                                                                                     March 31,          December 31,
 (in thousands)                                                                        2000                 1999
---------------------------------------------------------------------------------------------------------------------
 ASSETS

   Cash and due from banks                                                    $        82,294                 89,231
   Federal funds sold                                                                     170                 23,380
---------------------------------------------------------------------------------------------------------------------
       Cash and cash equivalents                                                       82,464                112,611
---------------------------------------------------------------------------------------------------------------------


   Securities available for sale                                                      548,670                534,503
   Mortgage loans held for sale                                                         4,588                  6,326
   Loans, net of unearned income                                                    1,459,469              1,400,360
        Less: Allowance for loan losses                                               (18,922)               (17,722)
---------------------------------------------------------------------------------------------------------------------
             Loans, net                                                             1,440,547              1,382,638
---------------------------------------------------------------------------------------------------------------------

   Premises and equipment, net                                                         47,644                 47,365
   Accrued interest receivable                                                         19,406                 17,861
   Other assets                                                                        31,302                 30,136
---------------------------------------------------------------------------------------------------------------------
            Total assets                                                      $     2,174,621              2,131,440
=====================================================================================================================


 LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
        Demand                                                                $       210,248                192,006
        Interest bearing demand                                                       352,448                328,815
        Savings                                                                        78,147                 73,953
         Time                                                                       1,027,642              1,054,618
---------------------------------------------------------------------------------------------------------------------
              Total deposits                                                        1,668,485              1,649,392
---------------------------------------------------------------------------------------------------------------------

    Accrued expenses and other liabilities                                             20,149                 24,378
    Federal funds purchased and repurchase agreements                                  33,760                 31,812
    Federal Home Loan Bank advances                                                   309,940                287,572
    Long-term debt and other borrowings                                                19,331                 17,516
    Convertible subordinated debentures                                                 3,500                  3,500
     Trust Preferred Securities                                                        21,000                 21,000
---------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                          2,076,165              2,035,170
---------------------------------------------------------------------------------------------------------------------

 Stockholders' equity:
      Preferred Stock                                                                       -                      -
     Common stock, $1 par value; 10,000,000 shares authorized;
        8,034,268  shares issued and outstanding                                        8,034                  8,034
     Capital surplus                                                                   30,310                 30,310
     Retained earnings                                                                 69,807                 66,606
     Accumulated other comprehensive income (loss)                                     (9,695)                (8,680)
---------------------------------------------------------------------------------------------------------------------
         Total stockholders' equity                                                    98,456                 96,270
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
         Total liabilities and stockholders' equity                           $     2,174,621              2,131,440
=====================================================================================================================

See notes to unaudted consolidated financial statements.

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

                                                                 For the Three Months Ended
                                                                          March 31,
 (IN THOUSANDS , EXCEPT PER SHARE DATA)                            2000               1999
----------------------------------------------------------------------------------------------
 Interest income:
     Interest and fees on loans                               $    34,484            26,541
     Interest on federal funds sold                                   202               170
     Interest on investment securities:
          Taxable                                                   7,849             5,201
          Tax exempt                                                  896               917
--------------------------------------------------------------------------------------------
              Total interest income                                43,431            32,829
--------------------------------------------------------------------------------------------

 INTEREST EXPENSE:
     Interest on deposits:
           Demand                                                   3,350             2,667
           Savings                                                    545               626
           Time                                                    15,290            10,312
      Notes payable, subordinated debentures, federal
           funds purchased and FHLB advances                        4,950             3,360
      Trust Preferred Securities                                      430               430
--------------------------------------------------------------------------------------------
          Total interest expense                                   24,565            17,395
--------------------------------------------------------------------------------------------
          Net interest income                                      18,866            15,434
 Provision for loan losses                                          1,546               980
--------------------------------------------------------------------------------------------
          Net interest income after provision for loan losses      17,320            14,454
--------------------------------------------------------------------------------------------

 NONINTEREST INCOME:
     Service charges and fees                                       1,473             1,164
     Securities gains, net                                              5                 5
     Mortgage loan and related fees                                   220               448
     Other non-interest income                                        992               862
--------------------------------------------------------------------------------------------
          Total noninterest income                                  2,690             2,479
--------------------------------------------------------------------------------------------

 NONINTEREST EXPENSE:
     Salaries and employee benefits                                 8,044             6,745
     Occupancy                                                      2,566             2,086
     Other noninterest expense                                      3,787             3,169
--------------------------------------------------------------------------------------------
          Total noninterest expense                                14,397            12,000
--------------------------------------------------------------------------------------------
     Income before income taxes                                     5,613             4,933
 Income taxes                                                       1,789             1,640
--------------------------------------------------------------------------------------------
         NET INCOME                                           $     3,824             3,293
============================================================================================

   Basic earnings per share                                   $      0.48              0.41
   Diluted earnings per share                                 $      0.47              0.40

   Average shares outstanding                                       8,034             8,004
   Diluted average shares outstanding                               8,317             8,293

See notes to unaudited consolidated financial statements.

 UNITED COMMUNITY BANKS, INC. & SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
 IN THOUSANDS

                                                                                 FOR THE THREE MONTHS ENDED
                                                                                            March 31
                                                                                    2000            1999
                                                                              ---------------------------------
                                                                                         (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                     $   3,824               3,293
  Adjustments to reconcile net income to net cash
    provided (used) by operating activities:
      Depreciation, amortization and accretion                                       1,061               1,212
      Provision for loan losses                                                      1,546                 980
      Loss (gain) on sale of investment securities                                      (5)                 (5)
      Change in assets and liabilities:
          Interest receivable                                                       (1,545)               (524)
          Other assets                                                              (1,166)             (4,205)
          Accrued expenses and other liabilities                                    (4,229)              3,465
  Change in mortgage loans held for sale                                             1,738               2,649
                                                                                 -----------------------------

              NET CASH PROVIDED BY OPERATING ACTIVITIES                              1,224               6,865
                                                                                 -----------------------------

CASH FLOWS FROM INVESTING ACTIVITIES, NET OF PURCHASE ACQUISITIONS:
    Proceeds from sales of securities available for sale                               250                  38
    Proceeds from maturities and calls of securities available for sale             10,848              26,404
    Purchases of securities available for sale                                     (24,411)           (105,289)
    Purchase of life insurance contracts                                            (2,650)               --
    Net increase in loans                                                          (59,109)            (65,751)
    Net cash inflow (outflow) for branch and bank acquisitions                        --                (2,248)
    Proceeds from sale of other real estate                                             65                  20
    Purchase of bank premises and equipment                                         (1,186)             (1,154)
                                                                                 -----------------------------
              NET CASH USED IN INVESTING ACTIVITIES                                (76,193)           (147,980)
                                                                                 -----------------------------

CASH FLOWS FROM FINANCING ACTIVITIES, NET OF PURCHASE ACQUISITIONS:
    Net change in demand and savings deposits                                       46,069              40,685
    Net change in time deposits                                                    (26,976)              7,944
    Net change in federal funds purchased and
         repurchase agreements                                                       1,948              52,239
    Net change in FHLB advances                                                     22,368              42,769
    Net change in long-term debt and other borrowings                                1,815              10,960
    Dividends paid                                                                    (402)               (276)
                                                                                 -----------------------------
              NET CASH PROVIDED BY FINANCING ACTIVITIES                             44,822             154,321
                                                                                 -----------------------------


Net change in cash and cash equivalents                                            (30,147)             13,206
Cash and cash equivalents at beginning of period                                   112,611              64,112
                                                                                 -----------------------------

Cash and cash equivalents at end of period                                       $  82,464              77,318
                                                                                 =============================


 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
       Interest                                                                  $  24,653              17,235
       Income Taxes                                                              $   2,330                 448

UNITED COMMUNITY BANKS, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)
(in thousands)

                                                                           FOR THE THREE MONTHS
                                                                               ENDED MARCH 31
                                                                        --------------------------
                                                                          2000              1999
                                                                        -------           -------
Net income                                                              $ 3,824             3,293

Other comprehensive income (loss), before tax:
    Unrealized holding gains (losses) on investment
           securities available for sale                                 (1,533)              373
    Less reclassification adjustment for gains on investment
            securities available for sale                                     5                 5
                                                                        -------           -------
    Total other comprehensive income (loss), before tax                  (1,528)              378
                                                                        -------           -------


INCOME TAX EXPENSE (BENEFIT) RELATED TO OTHER
    COMPREHENSIVE INCOME
    Unrealized holding gains (losses) on investment securities             (515)              133
    Less reclassification adjustment for gains on investment
        securities available for sale                                         2                 2
                                                                        -------           -------
    Total income tax expense (benefit) related to other
       comprehensive income (loss)                                         (513)              135
                                                                        -------           -------
    Total other comprehensive income (loss), net of tax                  (1,015)              243
                                                                        -------           -------
        Total comprehensive income                                      $ 2,809             3,536
                                                                        =======           =======


See notes to unaudited consolidated financial statements.

UNITED COMMUNITY BANKS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -  SIGNIFICANT ACCOUNTING POLICIES

         The accounting and financial reporting policies of United Community Banks, Inc. ("United") and its subsidiaries conform to generally accepted accounting principles and general banking industry practices. The following consolidated financial statements have not been audited and all material intercompany balances and transactions have been eliminated. A more detailed description of United's accounting policies is included in the 1999 annual report filed on Form 10-K.

         In management's opinion, all accounting adjustments necessary to accurately reflect the financial position and results of operations on the accompanying financial statements have been made. These adjustments are considered normal and recurring accruals considered necessary for a fair and accurate presentation. The results for interim periods are not necessarily indicative of results for the full year or any other interim periods.


NOTE 2 - RECENT DEVELOPMENTS


         On May 8, 2000, United commenced the process of conducting a public offering of between 350,000 and 450,000 shares of common stock at a price of $38.00 per share. United plans to use the net proceeds, which will range from approximately $13.2 to $17.0 million, to provide capital for its subsidiary banks and for general corporate purposes, including the reduction of parent company debt. Management expects the public offering will be completed during the second quarter of 2000.

         On March 3, 2000, United entered into an agreement to acquire North Point Bancshares, Inc. ("North Point"), a single-bank holding company based in Dawsonville, Georgia, in exchange for 958,211 shares of United common stock. This merger is expected to be completed during the second quarter of 2000 and will be accounted for as a pooling of interests. At March 31, 2000, North Point had $115.0 million of total assets, $105.6 million of total liabilities and $9.4 million of total stockholders' equity.

         On March 3, 2000, United entered into an agreement to acquire Independent Bancshares, Inc. ("Independent"), a single-bank holding company based in Powder Springs, Georgia, in exchange for 870,595 shares of United common stock. This merger is expected to be completed during the second quarter of 2000 and will be accounted for as a pooling of interests. At March 31, 2000, Independent had $161.1 million of total assets, $147.5 million of total liabilities and $13.5 million of total stockholders' equity.

NOTE 3  -  EARNINGS PER SHARE

                                                               For the Three Months
                                                                 Ended March 31,
(In thousands, except per share data)                          2000           1999
--------------------------------------------------------------------------------------
Basic earnings per share:
   Weighted average shares outstanding                         8,034          8,004
   Net income                                            $     3,824          3,293
   Basic earnings per share                              $      0.48           0.41

Diluted earnings per share:
    Weighted average shares outstanding                        8,034          8,004
     Net effect of the assumed exercise of
         stock options based on the treasury
         stock method using average market
         price for the period                                    143            149

    Effect of conversion of subordinated debt                    140            140
                                                           -------------------------

    Total weighted average shares and common
        stock equivalents outstanding                          8,317          8,293

    Net income, as reported                              $     3,824          3,293
    Income effect of conversion of subordinated
       debt, net of tax                                  $        47             43
                                                           -------------------------
    Net income, adjusted for effect of conversion
        of subordinated debt, net of tax                 $     3,871          3,336
                                                           =========================

    Diluted earnings per share                                  0.47           0.40

                                   APPENDIX A
                          UNITED COMMUNITY BANKS, INC.
                       2000 KEY EMPLOYEE STOCK OPTION PLAN

                          UNITED COMMUNITY BANKS, INC.




                       2000 KEY EMPLOYEE STOCK OPTION PLAN


                                      A-(i)

                                              TABLE OF CONTENTS

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION..................................................................1
                  1.1 Establishment of the Plan...................................................................1
                  1.2 Purpose of the Plan.........................................................................1
                  1.3 Duration of the Plan........................................................................1

ARTICLE 2.  DEFINITIONS...........................................................................................1

ARTICLE 3.  ADMINISTRATION........................................................................................4
                  3.1 The Committee...............................................................................4
                  3.2 Authority of the Committee..................................................................4
                  3.3 Decisions Binding...........................................................................4

ARTICLE 4.  SHARES SUBJECT TO THE PLAN............................................................................4
                  4.1 Number of Shares............................................................................4
                  4.2 Lapsed Awards...............................................................................5
                  4.3 Adjustments In Authorized Shares............................................................5

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION.........................................................................5

ARTICLE 6.  STOCK OPTIONS.........................................................................................5
                  6.1 Grant of Options............................................................................5
                  6.2 Agreement...................................................................................5
                  6.3 Option Price................................................................................5
                  6.4 Duration of Options.........................................................................6
                  6.5 Exercise of Options.........................................................................6
                  6.6 Payment.....................................................................................6
                  6.7 Limited Transferability.....................................................................6
                  6.8 Shareholder Rights..........................................................................7

ARTICLE 7.  STOCK APPRECIATION RIGHTS.............................................................................7
                  7.1 Grants of SARs..............................................................................7
                  7.2 Duration of SARs............................................................................7
                  7.3 Exercise of SAR.............................................................................7
                  7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR...................7
                  7.5 Nontransferability..........................................................................7
                  7.6 Shareholder Rights......................................................................... 7

ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS........................................................................7
                  8.1 Grants......................................................................................7
                  8.2 Restricted Period; Lapse of Restrictions....................................................8
                  8.3 Rights of Holder; Limitations Thereon.......................................................8
                  8.4 Delivery of Unrestricted Shares.............................................................9
                  8.5 Nonassignability of Restricted Stock........................................................9

                                                     A-(ii)

ARTICLE 9.  PERFORMANCE SHARE AWARDS..............................................................................9
                  9.1 Award.......................................................................................9
                  9.2 Earning the Award...........................................................................9
                  9.3 Payment.....................................................................................9
                  9.4 Shareholder Rights..........................................................................9

ARTICLE 10.  BENEFICIARY DESIGNATION.............................................................................10

ARTICLE 11.  DEFERRALS...........................................................................................10

ARTICLE 12.  RIGHTS OF EMPLOYEES.................................................................................10
                  12.1 Employment................................................................................10
                  12.2 Participation.............................................................................10

ARTICLE 13.  CHANGE IN CONTROL...................................................................................10
                  13.1 Definition................................................................................10
                  13.2 Limitation on Awards......................................................................11

ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION.............................................................11
                  14.1 Amendment, Modification and Termination...................................................11
                  14.2 Awards Previously Granted.................................................................11
                  14.3 Compliance With Code Section 162(m).......................................................11

ARTICLE 15.   CANCELLATION AND RESCISSION OF AWARD...............................................................12

ARTICLE 16.   WITHHOLDING........................................................................................12
                  16.1 Tax Withholding...........................................................................12
                  16.2 Share Withholding.........................................................................12

ARTICLE 17.  INDEMNIFICATION.....................................................................................12

ARTICLE 18.  SUCCESSORS..........................................................................................13

ARTICLE 19.  LEGAL CONSTRUCTION..................................................................................13
                  19.1 Gender and Number.........................................................................13
                  19.2 Severability..............................................................................13
                  19.3 Requirements of Law.......................................................................13
                  19.4 Regulatory Approvals and Listing..........................................................13
                  19.5 Securities Law Compliance.................................................................13
                  19.6 Governing Law.............................................................................13

                                                     A-(iii)

                         UNITED COMMUNITY BANKS, INC.

                       2000 KEY EMPLOYEE STOCK OPTION PLAN


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

         1.1      ESTABLISHMENT  OF THE PLAN.  United  Community Banks,  Inc., a
Georgia corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "United Community Banks, Inc. 2000 Key Employee Stock Option Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

         The Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Company's shareholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Section 1.3.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by key employees of the Company and its subsidiaries, who are responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the tenth (10th) anniversary of the Effective Date.


ARTICLE 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below:

         (a) "AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (b) "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards or Stock Appreciation Rights.

         (c) "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

         (d) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (e) "CAUSE" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or
                  (ii) the conviction of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and means of determining its existence shall supersede this provision.

         (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

         (g) "COMMITTEE" means the committee appointed to administer the Plan with respect to grants of Awards, as specified in Article 3, and to perform the functions set forth therein.

         (h) "COMMON STOCK" means the common stock of the Company, par value $1.00 per share.

         (i) "COMPANY" means United Community Banks, Inc., a Georgia corporation, or any successor thereto as provided in Article 18.

         (j) "CORRESPONDING SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

         (k) "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         (l) "DISABILITY" shall have the meaning ascribed to such term in the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (m) "EMPLOYEE" means any employee of the Company or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries are not considered Employees under this Plan.

         (n) "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1.

         (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         (p)      "FAIR MARKET VALUE" shall be determined as follows:


                  (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The
                           Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                  (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

                  (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (q) "INCENTIVE STOCK OPTION" OR "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (r) "INITIAL VALUE" means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

         (s) "INSIDER" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

         (t) "NAMED EXECUTIVE OFFICER" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         (u) "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

         (v) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         (w)     "OPTION  PRICE"  means  the  price  at  which a  Share  may be
                  purchased  by  a  Participant   pursuant  to  an  Option,   as
                  determined by the Committee.

         (x) "PARTICIPANT" means an Employee of the Company or a Subsidiary who has been determined by the Committee to contribute significantly to the profits or growth of the Company and who has been granted an Award under the Plan which is outstanding.

         (y) "PERFORMANCE SHARE AWARD" means an Award, which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

         (z)      "PERSON"  shall  have the  meaning  ascribed  to such  term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (aa) "RETIREMENT" shall mean retiring from employment with the Company or any Subsidiary on or after attaining age sixty five
                  (65).

         (bb)     "RESTRICTED  STOCK" means an Award of Common Stock  granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

         (cc) "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

         (dd) "SHARES" means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

         (ee) "STOCK AWARD" means a grant of Shares under Article 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

         (ff) "SUBSIDIARY" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code
                  Section 424(f)) with respect to the Company.


ARTICLE 3.  ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Board of Directors or by the Compensation Committee of the Board, or by any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees, Directors, consultants and other persons who perform services for the Company or a Subsidiary, who are responsible for the future growth and success of the Company who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability, vesting provisions on Restricted Stock or Performance Share Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their estates and beneficiaries.


ARTICLE 4.  SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards under the Plan shall be 490,000 shares, provided that, if the number of issued and outstanding Shares is increased after the Effective Date, the maximum number of Shares for which Awards may be granted under the Plan shall be increased such that the ratio of the number of shares available for grant to outstanding shares remains the same as the ratio of the shares available to grant under the Plan to outstanding shares that existed on the Effective Date. Outstanding shares shall for the purposes of such calculations include the number of shares into which other securities or instruments issued by United are currently convertible (e.g., convertible preferred stock or convertible debentures, but not outstanding options to acquire stock). The maximum number of Shares available for grant as ISOs under the Plan shall equal an aggregate of four hundred thousand (400,000) Shares. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                  (a) The grant of an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                  (b) While an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of the Option Price or for withholding taxes, any Shares subject to such Award or that are withheld shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.


ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         Any key Employee of the Company or any Subsidiary, including any such Employee who is also a director of the Company or any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.


ARTICLE 6.  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 200,000 Shares.

         6.2 AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR.

         6.3 OPTION PRICE. The Option Price for each grant of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for each grant of a NQSO shall be established by the Committee and, in its discretion, may be less or more than the Fair Market Value of a Share on the date the Option is granted. The Committee is authorized to issue Options, whether ISOs or NQSOs, at an Option Price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

         6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of the Participant with the Company or any Subsidiary, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control (as defined in Section 13.1) of the Company. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

         6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six months, if required for accounting purposes, and for the period required by law, if any, prior to their tender to satisfy the Option Price), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

         6.7 LIMITED TRANSFERABILITY. If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including, but not limited to, transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

         6.8 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.


ARTICLE 7.  STOCK APPRECIATION RIGHTS

         7.1 GRANTS OF SARS. The Committee shall designate Participants to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the ISO on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Corresponding SAR. The maximum number of SARs which can be granted under the Plan during any calendar year to any individual is 200,000 SARs.

         7.2 DURATION OF SARS. The duration of an SAR shall be set forth in the Agreement as determined by the Committee. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant's termination of employment at the same time as the date specified in Article 6 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

         7.3 EXERCISE OF SAR. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

         7.4 DETERMINATION OF PAYMENT OF CASH AND/OR COMMON STOCK UPON EXERCISE OF SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

         7.5 NONTRANSFERABILITY. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates. Notwithstanding the foregoing, if the Agreement so provides, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in Section 6.7.

         7.6 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to an SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.


ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS

         8.1 GRANTS. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Participants and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for such Shares or Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below

Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. The maximum number of Shares of Restricted Stock or Stock Awards which can be granted under the Plan during any calendar year to any individual is 200,000 Shares.

         8.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted
Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

                  (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

                  (b) The occurrence of a Change in Control (as defined in Section 13.1).

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

                  (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

                  (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

                  (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or non-Employee Director of or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.2, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

         With respect to any Shares  received as a result of  adjustments  under
Section 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
Article 8.

         8.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a shareholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 16 below.

         8.5 NONASSIGNABILITY OF RESTRICTED STOCK. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.


ARTICLE 9.  PERFORMANCE SHARE AWARDS

         9.1 AWARD. The Committee may designate Participants to whom Performance Share Awards will be granted from time to time for no consideration and specify the number of shares of Common Stock covered by the Award.

         9.2 EARNING THE AWARD. A Performance Share Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant.

         The Committee may in determining whether performance targets have been met adjust the Company's financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis). In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

         9.3 PAYMENT. In the discretion of the Committee, the amount payable when a Performance Share Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Share Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Shares are earned, of the number of Shares of Common Stock equal to each Performance Share earned. A fractional Share will not be deliverable when a Performance Share Award is earned, but a cash payment will be made in lieu thereof.

         9.4 SHAREHOLDER RIGHTS. No Participant shall have, as a result of receiving a Performance Share Award, any rights as a shareholder until and to the extent that the Performance Shares are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares of Common Stock covered by the Award between (a) the date that the Performance Shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Share Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Share

Award is earned and paid in Common Stock, a Participant will have all the rights of a shareholder with respect to the Common Stock so awarded; provided that the restrictions of Section 19.4 or any shareholders' agreement or other agreement shall, if applicable, continue to apply.


ARTICLE 10.  BENEFICIARY DESIGNATION

         To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.


ARTICLE 11.  DEFERRALS

         The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the vesting of Restricted Stock, or the earning of a Performance Share Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


ARTICLE 12.  RIGHTS OF EMPLOYEES

         12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment by, or performance of services for, the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


ARTICLE 13.  CHANGE IN CONTROL

         13.1 DEFINITION. For purposes of the Plan, a "Change in Control" means any of the following events:

                  (a) The acquisition (other than from the Company) by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that for purposes of this Section 13.1, Person shall not include any person who on the date hereof owns ten percent (10%) or more of the Company's outstanding securities, and a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one (1) or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (b) Approval by shareholders of the Company of (1) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or
                           (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                  (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
                           Section 13.1 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

         13.2 LIMITATION ON AWARDS. Notwithstanding any other provisions of the Plan and unless provided otherwise in the Agreement, if the right to receive or benefit from any Award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Subsidiary, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION

         14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the manner in which the total number of Shares which may be granted under the Plan is determined (except as provided in Section 4.3); (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even if such shareholder approval is not expressly required by the Plan or by law.

         14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         14.3 COMPLIANCE WITH CODE SECTION 162(M). At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deem appropriate.

ARTICLE 15.  CANCELLATION AND RESCISSION OF AWARDS

         The Committee may provide in the Award Agreement that if, at any time during the period that any Award is or may yet become exercisable in whole or in part, or at any time within six (6) months prior to, or after, the termination of employment with the Company, a Participant engages in any "Detrimental Activity" (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to the Company any gain realized by the Participant from exercising all or any portion of the Awards hereunder during a period beginning six (6) months prior to, or after, the date on which the Participant enters into such activity.

         For purposes of this Agreement, "Detrimental Activity" shall mean to include any of the following: (i) engaging in any commercial activity in competition with any part of the business of the Company; (ii) diverting or attempting to divert from the Company business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) engaging in any other activity that is inimical, contrary or harmful to the interests of the Company, including influencing or advising any person who is employed by or in the service of the Company to leave such employment or service to compete with the Company or to enter into the employment or service of any actual or prospective competitor of the Company, or influencing or advising any competitor of the Company to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company, or improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

         Should any provision to this Article 15 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Article 15, but, rather, the Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.


ARTICLE 16.  WITHHOLDING

         16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

         16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.


ARTICLE 17.  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 18.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 19.  LEGAL CONSTRUCTION

         19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

         19.2 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         19.4 REGULATORY APPROVALS AND LISTING. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         To the extent applicable, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         19.5 SECURITIES LAW COMPLIANCE. To the extent applicable, with respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         19.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.


         AS APPROVED BY THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANKS, INC. ON DECEMBER 8, 1999.

                                   APPENDIX B

                     AMENDMENT TO ARTICLES OF INCORPORATION


         "The corporation shall have authority to issue 50,000,000 shares of common stock, $1.00 par value and 10,000,000 shares of preferred stock, $1.00 par value. Subject to the provisions of any applicable law or the Bylaws of the corporation (as from time to time amended) with respect to fixing the record date for the determination of shareholders entitled to vote, and except as otherwise provided by any applicable law or the by the resolution or resolutions of the board of directors providing for the issue of any series of preferred stock, the holders of the common stock shall have and possess exclusive voting power and rights for the election of directors and for all other purposes, with each share being entitled to one vote."

                  COMMON STOCK OF UNITED COMMUNITY BANKS, INC.


                           THIS PROXY IS SOLICITED BY
                         THE BOARD OF DIRECTORS FOR THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS.


         This undersigned hereby appoints Jimmy C. Tallent or Robert L. Head, Jr. the proxy of the undersigned to vote the common stock of the undersigned at the Annual Meeting of shareholders of United Community Banks, Inc. to be held on __________, 2000, and any adjournment thereof.

1.       ELECTION  OF  NOMINEES : Jimmy C. Tallent,  Robert H. Blalock, Billy M.
                                        Decker,  Thomas C. Gilliland,  Robert L.
                                        Head,  Jr.,  Charles  E.  Hill,  Hoyt O.
                                        Holloway,  Clarence W. Mason,  Sr., Zell
                                        B. Miller, W. C. Nelson, Jr., Charles E.
                                        Parks, and Tim Wallis

         FOR the nominees listed to the right        WITHHOLD AUTHORITY
                                                     to vote for all nominees

                                                            / /

                                                     WITHHOLD AUTHORITY
                                                     to vote for an individual
                                                     nominee


                                                           / /
                                                     Write name(s) below:

                                                     _________________________

                                                     _________________________

                                                     _________________________


2.       APPROVAL OF THE 2000 KEY EMPLOYEE STOCK OPTION PLAN

        / /       FOR approval of the 2000 Key Employee Stock Option Plan

       / /        AGAINST approval of the 2000 Key Employee Stock Option Plan

3.       APPROVAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION

        / /       FOR  the   proposal   to  amend  the   Restated   Articles  of
                  Incorporation to increase the number of authorized common shares from 10,000,000 to 50,000,000

       / / AGAINST the proposal to amend the Restated Articles of Incorporation to increase the number of authorized common shares from 10,000,000 to 50,000,000

4. IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated ___________________, 2000 and the Proxy Statement furnished therewith.



                                                  _______________________, 2000
                                                  Dated and signed


                                                 _____________________________
                                                  Signature


                                                  ____________________________
                                                  Signature

(Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign. Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

                      Please sign and return this proxy in the accompanying prepaid envelope.

__________________________________________